                                                                American General
                                                                Series Portfolio
                                                                         Company



                                                                   Annual Report
                                                                    May 31, 2000



                                                              AMERICAN
                                                                 GENERAL
                                                                 FINANCIAL GROUP

     AMERICAN GENERAL SERIES PORTFOLIO COMPANY - ANNUAL REPORT MAY 31, 2000

TABLE OF CONTENTS

President's Letter..........................................................   1
Schedules of Investments:
 Stock Index Fund...........................................................   3
 MidCap Index Fund..........................................................  11
 Small Cap Index Fund.......................................................  18
 International Equities Fund................................................  35
 Growth Fund................................................................  41
 Growth & Income Fund.......................................................  44
 Science & Technology Fund..................................................  48
 Social Awareness Fund......................................................  51
 Asset Allocation Fund......................................................  56
 Capital Conservation Fund..................................................  65
 Government Securities Fund.................................................  68
 International Government Bond Fund.........................................  70
 Money Market Fund..........................................................  74
Statements of Assets and Liabilities........................................  77
Statements of Operations....................................................  79
Statements of Changes in Net Assets.........................................  81
Notes to Financial Statements...............................................  84
Financial Highlights........................................................  88
Report of Independent Auditors..............................................  95

--------------------------------------------------------------------------------

                               PRESIDENT'S LETTER              1
Dear Valued Customer,

Welcome to the new and improved American General Series Portfolio Company (AGSPC) Annual Report. To better assist you in achieving your financial goals, we have revised the format to make the report easier to read and to give you important performance information for each portfolio. In addition to this performance update, we welcome this opportunity to present the investment viewpoints of our fund sub-advisors, the day-to-day fund managers. We hope you like the new "look."

May 31, 2000, marks the end of the fiscal year for AGSPC. The 13 Funds that make up AGSPC are key options in building a diversified portfolio. The Funds that you choose need to work together in order to build an investment strategy appropriate for your individual financial time-horizons. Through your variable insurance product, you are permitted to invest in one or more of these Funds. Disciplined investment management is critical when building a diversified portfolio, and our commitment to providing consistent performance is reflected in the returns for these Funds. The Fund-specific returns are presented in chart format following this letter.

MARKET CONDITIONS
Since our last report late in 1999, domestic interest rates continued to rise in response to actual and expected economic growth and its associated inflation risk. This resulted in lower prices for bonds and generally lower levels of returns for domestic stocks. On May 16, the Federal Reserve abandoned its gradualist approach and voted to raise both its discount rate and the target rate for the Federal funds rate by 50 basis points. This was the sixth tightening since last June, bringing the total increase to 175 basis points. The U.S. stock market, which had climbed so rapidly during much of the past five years, moved up only modestly during this period of rate hikes.

In the U.S., mid cap stocks performed better than small and large cap stocks, and growth stocks continued to outperform value stocks. Technology stocks had the lowest returns in recent memory, generating a total return as measured by the NASDAQ Index of about 2.0%, adjusted for dividends. The Russell 2000 Index gained 5.5%, adjusted for dividends, for the six months, while the S&P 500 trailed, for a change, with a gain of 2.9%, adjusted for dividends. The Russell 1000 Growth Index, adjusted for dividends, returned 6.8%, while the Russell 1000 Value Index lagged with a negative 0.3% return, adjusted for dividends.

Internationally, the past six months contrasted sharply with the past twelve months. Over the six months ended May 31, 2000, many international equity markets were lower in value with returns below U.S. levels. EAFE, a widely followed international index, had a return of 0.6%, adjusted for dividends. For the twelve months ended May 31, 2000, most foreign markets had very positive returns and were comfortably ahead of most U.S. indices. Throughout 1999 and into the early months of 2000, the telecommunication, media, and technology stocks staged extremely powerful rallies. Starting in late March of 2000, high flying stocks were subjected to heavy profit taking and investor reevaluation of profitability. While the growth stocks were rallying, emerging nations staged unexpectedly sharp economic recoveries. Investors sought the high return in these markets and allocated money to them. As the high flyers fell, investors shifted their focus to the high risk in emerging markets and pulled back from Asia and Latin America.

One constant for the past six and twelve months has been the strength of the U.S. Dollar. This has come particularly at the expense of the Euro, which fell 7.0% in the six months ended May 31, 2000. U.S. economic growth and excellent mix of fiscal and monetary policies has led to significant foreign direct investment into the U.S.

Thank you for your continued confidence in our ability to help you invest your assets wisely.

               Sincerely,


               /s/ Alice T. Kane
               Alice T. Kane, President
               American General Series Portfolio Company


                              [CHART APPEARS HERE]

--------------------------------------------------------------------------------

 2                            PRESIDENT'S LETTER
FUND RETURNS AND TRACKING DIFFERENCES
For the Fiscal Year Ended May 31, 2000

                                                               (3)        (4)
                                                              Fund       Total
                                                           Performance   Index
                                                             Before      Return
                                           (1)      (2)    Subtracting Including   Tracking
AGSPC Fund/Relevant                       Fund      Fund    Expenses   Reinvested Differences
Market Index                            Return(a) Expenses  (1) + (2)  Dividends   (3) - (4)
---------------------------------------------------------------------------------------------
Indexed Funds:
Stock Index Fund / S&P 500 Index......    10.10%    0.31%     10.41%     10.48%      (0.07)
MidCap Index Fund /
S&P Mid Cap 400 Index.................    21.36     0.36      21.72      21.46        0.26
Small Cap Index Fund / Russell
2000 Index............................    10.22     0.40      10.62       9.91        0.71
International Equities Fund / EAFE....    18.01     0.41      18.42      17.14        1.28
Managed Funds:
Growth Fund / S&P 500 Index...........     0.96     0.85       1.81      10.48       (8.67)
Growth & Income Fund /
S&P 500 Index.........................     9.67     0.80      10.47      10.48       (0.01)
Science & Technology Fund / S&P 500
Index.................................    52.65     0.96      53.61      10.48       43.13
Social Awareness Fund /
S&P 500 Index.........................     7.49     0.55       8.04      10.48       (2.44)
Asset Allocation Fund / Benchmark(b)..     6.65     0.55       7.20       7.15        0.05
Capital Conservation Fund / Merrill
Lynch Corporate Master Bond...........     0.13     0.55       0.68      (0.38)       1.06
Government Securities Fund / Lehman
Brothers U.S. Treasury Composite......     1.74     0.55       2.29       3.32       (1.03)
International Government Bond Fund /
Salomon Brothers Non-U.S. Dollar World
Government Bond.......................    (4.43)    0.52      (3.91)     (2.74)      (1.17)
Money Market Fund / 30 Day Certificate
of Deposit Primary Offering Rate by
New York City Banks (NYC 30 Day CD
Rate).................................     5.21     0.56       5.77       4.64        1.13

---------
(a) Fund level returns are net of investment management fees and other fund expenses, but do not reflect charges specified in annuity contracts for mortality and expense guarantees, administrative fees, or surrender charges.
(b) Benchmark consists of 55% S&P 500 Index, 35% Merrill Lynch Corporate and Government Master Index, and 10% NYC 30 Day CD Rate.


SUMMARY OF NET ASSET VALUES PER SHARE
AND PER SHARE DISTRIBUTIONS

                                                       Distributions from Net
                                                       Investment Income and
                                                       Net Realized Gains on
                          Net Asset Values (per share) Securities (per share)
                          ---------------------------- ------------------------
                                  (unaudited)
                          May 31, November 30, May 31, 6/1/99 to    12/1/99 to
Fund                       1999       1999      2000    11/30/99      5/31/00
-------------------------------------------------------------------------------
Stock Index Fund
(emulate
S&P 500 Index)..........  $39.73     $42.37    $42.98    $     0.20   $     0.55
MidCap Index Fund
(emulate
S&P Mid Cap 400 Index)..   25.64      27.29     23.73          0.11         6.51
Small Cap Index Fund
(emulate
Russell 2000 Index).....   15.84      16.44     15.66          0.09         1.70
International Equities
Fund (emulate
EAFE Index).............   11.32      13.27     12.55          0.06         0.76
Growth Fund (long-term
growth
of capital).............   24.12      22.69     23.31             -         1.01
Growth & Income Fund
(long-term growth of
capital and current
income).................   21.53      23.11     21.04          0.06         2.54
Science & Technology
Fund (long-term growth
of capital).............   29.95      44.07     41.14             -         5.07
Social Awareness Fund
(social criteria growth
stocks).................   24.11      25.56     24.77          0.09         1.06
Asset Allocation Fund
(asset allocation)......   14.43      14.88     14.68          0.20         0.50
Capital Conservation
Fund (quality corporate
bonds)..................    9.39       9.08      8.78          0.31         0.31
Government Securities
Fund (intermediate and
long-term government
bonds)..................    9.90       9.63      9.51          0.27         0.28
International Government
Bond Fund
(high quality foreign
government
debt securities)........   11.62      11.55     10.88          0.16         0.08
Money Market Fund (money
market instruments).....    1.00       1.00      1.00          0.02         0.03

The change in net asset value of the funds will not be the same as the change in the accumulation unit value of your annuity contract because (1) the change in net asset value does not reflect the reinvestment of income and capital gain distributions and (2) the mortality and expense charges described in your annuity contract are not included.

-------------------------------------------------------------------------------

 May 31, 2000                   STOCK INDEX FUND                 3

                       Average Annual Total Return--Fund

    1 Year                 5 Year                    10 Year
------------------------------------------------------------
    10.10%                 23.49%                    16.86%


                         GROWTH OF $10,000 INVESTMENT

                           Fiscal Year Ended May 31

                                Balanced Fund     S&P 500
                                -------------     -------
               5/91                 10,998         11,179
               5/92                 11,941         12,281
               5/93                 13,343         13,706
               5/94                 13,782         14,290
               5/95                 16,536         17,175
               5/96                 21,194         22,058
               5/97                 27,390         28,549
               5/98                 35,689         37,307
               5/99                 43,132         45,156
               5/00                 47,489         49,888


Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total assets: $5,382,446,562
 NAV on 05/31/00: $42.98
 One year total return: 10.10%
 Net expense ratio: 0.31%
 Inception date: 04/20/87

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Magali Azema-Barac, PhD

Describe the benchmark the Fund expects to echo.
The Stock Index Fund seeks to replicate the performance of the S&P 500 Index. The S&P 500 Index consists of 500 of the largest domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

How did the Fund perform relative to its benchmark?
The large cap market as measured by the S&P 500 Index returned 10.48% for the fiscal year ending May 31, 2000 vs. 10.10% for the Fund.

What were the dominant sectors in the S&P 500 Index?
Technology was the best performing sector in the S&P 500 for the year ending May 31, 2000 with a return of 47.03% followed by Capitol Goods at a distant 21.21%. Transportation was the weakest sector in the S&P 500 for the year ending May 31, 2000 with a negative return of 33.2%, while Commercial Services fared somewhat better but still checked in at a disappointing negative 9.55%.

Top 10 Holdings


   1. General Electric Co. ....  4.22%
   2. Intel Corp. .............  3.39%
   3. Cisco Systems, Inc. .....  3.18%
   4. Microsoft Corp. .........  2.65%
   5. Exxon Mobil Corp. .......  2.34%
   6. Wal-Mart Stores, Inc. ...  2.09%
   7. Citigroup, Inc. .........  1.71%
   8. Oracle Corp. ............  1.65%
   9. International Business
      Machines.................  1.58%
  10. Lucent Technologies,
      Inc. ....................  1.49%

 Portfolio holdings are subject to change.


What do you see ahead in the market for the next fiscal period?
The markets continue to be volatile as we enter the 18th year of this current bull market; demographics continue to favor the stock market as a long-term investment, as more and more baby boomers plan their retirement.

             /s/ Magali Azema-Barac
             Magali Azema-Barac, PhD
             Portfolio Manager

--------------------------------------------------------------------------------

 4                              STOCK INDEX FUND      May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 98.85%
               ADVERTISING - 0.25%
     122,900   Interpublic Group Corp. ........................   $    5,277,019
      77,600   Omnicom Group, Inc. ............................        6,513,550
      30,400   Young & Rubicam, Inc. ..........................        1,451,600
                                                                  --------------
                                                                      13,242,169
                                                                  --------------
               AEROSPACE/DEFENSE - 1.26%
      48,200   B.F. Goodrich Co. ..............................        1,711,100
     380,300   Boeing Co. .....................................       14,855,469
      28,800   Crane Co. ......................................          759,600
      87,900   General Dynamics Corp. .........................        5,191,594
     346,600   Honeywell International, Inc. ..................       18,954,688
     173,300   Lockheed Martin Corp. ..........................        4,245,850
      30,300   Northrop Grumman Corp. .........................        2,321,738
      20,900   Perkinelmer, Inc. ..............................        1,097,250
     148,100   Raytheon Co., Class B...........................        3,471,095
      53,200   TRW, Inc. ......................................        2,580,200
     208,000   United Technologies Corp. ......................       12,571,000
                                                                  --------------
                                                                      67,759,584
                                                                  --------------
               AIRLINES - 0.19%
      64,800   AMR Corp. ......................................        1,846,800
      56,400   Delta Air Lines, Inc. ..........................        2,901,075
     220,800   Southwest Airlines Co. .........................        4,236,600
      31,200 * US Airways Group, Inc. .........................        1,326,000
                                                                  --------------
                                                                      10,310,475
                                                                  --------------
               APPAREL & PRODUCTS - 0.02%
      25,900   Liz Claiborne, Inc. ............................        1,018,194
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.09%
      85,900   Leggett & Platt, Inc. ..........................        1,723,369
      36,900   Maytag Corp. ...................................        1,208,475
      32,500   Whirlpool Corp. ................................        1,842,344
                                                                  --------------
                                                                       4,774,188
                                                                  --------------
               AUTO - CARS - 0.97%
     247,300   Delphi Automotive Systems Corp. ................        4,466,857
     528,800   Ford Motor Co. .................................       25,679,850
     242,300   General Motors Corp. ...........................       17,112,438
     132,400   Harley-Davidson, Inc. ..........................        4,931,900
                                                                  --------------
                                                                      52,191,045
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - ORIGINAL EQUIPMENT - 0.06%
      62,300   Danaher Corp. ..................................   $    3,002,081
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.11%
      60,400 * AutoZone, Inc. .................................        1,691,200
      33,100   Cooper Tire & Rubber Co. .......................          399,269
      77,800   Genuine Parts Co. ..............................        1,857,475
      68,400   Goodyear Tire & Rubber Co. .....................        1,701,450
                                                                  --------------
                                                                       5,649,394
                                                                  --------------
               BANKS - NEW YORK CITY - 1.99%
     322,400   Bank of New York Co., Inc. .....................       15,132,650
   1,476,300   Citigroup, Inc. ................................       91,807,406
                                                                  --------------
                                                                     106,940,056
                                                                  --------------
               BANKS - OTHER - 2.35%
     747,400   Bank of America Corp. ..........................       41,527,413
     432,500   First Union Corp. ..............................       15,218,595
     400,800   FleetBoston Financial Corp. ....................       15,155,250
     222,700   Mellon Financial Corp. .........................        8,587,869
     269,900   National City Corp. ............................        5,398,000
      62,100   Providian Financial Corp. ......................        5,523,020
      61,700   Union Planters Corp. ...........................        1,928,125
     722,800   Wells Fargo Co. ................................       32,706,700
                                                                  --------------
                                                                     126,044,972
                                                                  --------------
               BANKS - REGIONAL - 2.52%
     171,200   AmSouth Bancorporation..........................        3,092,300
     502,100   BankOne Corp. ..................................       16,600,681
     152,100   BBT Corp. ......................................        4,458,431
     361,100   Chase Manhattan Corp. ..........................       26,969,656
      68,500   Comerica, Inc. .................................        3,467,813
     135,100   Fifth Third Bancorp.............................        9,186,800
     429,100   Firstar Corp. ..................................       10,968,869
     100,100   Huntington Bancshares,
               Inc. ...........................................        1,939,438
     195,800   KeyCorp.........................................        4,111,800
      97,500   Northern Trust Corp. ...........................        6,416,719
      58,000   Old Kent Financial Corp. .......................        1,928,500
     128,600   PNC Financial Services Group....................        6,478,225
      95,700   Regions Financial Corp. ........................        2,165,213
      73,400   SouthTrust Corp. ...............................        1,986,388
      70,000   State Street Corp. .............................        7,805,000
      76,500   Summit Bancorp. ................................        2,194,595

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
     140,100   SunTrust Banks, Inc. ...........................   $    8,370,975
     122,500   Synovus Financial Corp. ........................        2,450,000
     329,800   U.S. Bancorp, Inc. .............................        8,574,800
      88,700   Wachovia Corp. .................................        6,131,389
                                                                  --------------
                                                                     135,297,592
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.51%
     203,700   Anheuser-Busch Companies, Inc. .................       15,786,750
      29,900   Brown-Forman Corp., Class B.....................        1,736,069
      16,100   Coors Adolph Co., Class B.......................          905,625
     189,800   Seagram Co., Ltd. ..............................        9,051,088
                                                                  --------------
                                                                      27,479,532
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.62%
   1,081,500   Coca-Cola Co. ..................................       57,725,063
     186,200   Coca-Cola Enterprises, Inc. ....................        3,188,675
     637,300   PepsiCo, Inc. ..................................       25,930,144
                                                                  --------------
                                                                      86,843,882
                                                                  --------------
               BROADCASTING - 1.89%
     148,200 * Clear Channel Communications, Inc. .............       11,096,475
     405,700 * Comcast Corp., Class A..........................       15,365,888
     267,900 * Media One Group, Inc. ..........................       17,899,070
     221,200   U.S. WEST, Inc. ................................       15,926,400
     667,273 * Viacom, Inc., Class B...........................       41,370,926
                                                                  --------------
                                                                     101,658,759
                                                                  --------------
               BUILDING MATERIALS - 0.29%
      17,500   Armstrong Holdings, Inc. .......................          300,781
     167,400   Lowe's Companies, Inc. .........................        7,794,563
     195,700   Masco Corp. ....................................        3,852,844
      72,500   Sherwin-Williams Co. ...........................        1,685,625
      43,700   Vulcan Materials Co. ...........................        2,042,975
                                                                  --------------
                                                                      15,676,788
                                                                  --------------
               CHEMICAL - MAJOR - 0.81%
      96,000   Dow Chemical Co. ...............................       10,278,000
     457,300   E.I. du Pont de Nemours and Co. ................       22,407,700
      46,500   Hercules, Inc. .................................          770,156
      76,000   PPG Industries, Inc. ...........................        3,766,750
      95,800   Rohm and Haas Co. ..............................        3,269,175
      58,500   Union Carbide Corp. ............................        3,199,220
                                                                  --------------
                                                                      43,691,001
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                   STOCK INDEX FUND                 5

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CHEMICAL - MISCELLANEOUS - 0.28%
     100,300   Air Products and Chemicals, Inc. ...............   $    3,472,888
      34,200   Eastman Chemical Co. ...........................        1,558,239
      56,600   Ecolab, Inc. ...................................        2,164,950
      13,400 * FMC Corp. ......................................          814,050
      23,900   Great Lakes Chemical Corp. .....................          663,225
      19,800   Millipore Corp. ................................        1,433,025
      69,600   Praxair, Inc. ..................................        2,923,200
      44,100   Sigma Aldrich Corp. ............................        1,471,838
      31,400 * W.R. Grace & Co. ...............................          394,463
                                                                  --------------
                                                                      14,895,878
                                                                  --------------
               COAL - 0.00%
       3,500   NACCO Industries, Inc., Class A.................          132,125
                                                                  --------------
               CONGLOMERATES - 0.81%
      38,500   ITT Industries, Inc. ...........................        1,330,656
      46,400   Loews Corp. ....................................        3,056,600
      65,100   Textron, Inc. ..................................        4,085,025
     740,400   Tyco International, Ltd. .......................       34,845,075
                                                                  --------------
                                                                      43,317,356
                                                                  --------------
               CONSUMER FINANCE - 0.29%
      86,200   Capital One Financial Corp. ....................        4,072,950
      61,900   Equifax, Inc. ..................................        1,713,857
     351,100   MBNA Corp. .....................................        9,786,913
                                                                  --------------
                                                                      15,573,720
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.48%
      13,200   Ball Corp. .....................................          391,875
     120,800   Corning, Inc. ..................................       23,367,250
      56,500   Crown Cork & Seal Co., Inc. ....................          967,563
      24,000   Owens Corning...................................          370,500
      65,700 * Owens-Illinois, Inc. ...........................          739,125
                                                                  --------------
                                                                      25,836,313
                                                                  --------------
               CONTAINERS - PAPER - 0.09%
      22,900   Bemis Co., Inc. ................................          787,189
      75,000 * Pactiv Corp. ...................................          670,313
      36,500 * Sealed Air Corp. ...............................        2,044,000
      24,400   Temple-Inland, Inc. ............................        1,212,375
                                                                  --------------
                                                                       4,713,877
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COSMETICS/TOILETRIES - 0.41%
      24,400   Alberto-Culver Co., Class B.....................   $      642,025
     106,000   Avon Products, Inc. ............................        4,379,125
     469,600   Gillette Co. ...................................       15,672,900
      45,900   International Flavors &
               Fragrances, Inc. ...............................        1,560,600
                                                                  --------------
                                                                      22,254,650
                                                                  --------------
               DRUGS - 7.71%
      57,500   Allergan, Inc. .................................        3,949,531
      44,600 * ALZA Corp. .....................................        2,266,238
     571,700   American Home Products Corp. ...................       30,800,338
     447,300 * Amgen, Inc. ....................................       28,459,463
      23,000   Bausch & Lomb, Inc. ............................        1,598,500
      65,800 * Biogen, Inc. ...................................        3,586,100
     868,500   Bristol Myers Squibb Co. .......................       47,821,781
     477,500   Eli Lilly and Co. ..............................       36,349,689
   1,023,400   Merck & Co., Inc. ..............................       76,371,225
   1,695,000   Pfizer, Inc. ...................................       75,533,438
     547,934   Pharmacia Corp. ................................       28,458,322
     643,200   Schering-Plough Corp. ..........................       31,114,800
     375,900   Warner-Lambert Co. .............................       45,906,788
      42,000 * Watson Pharmaceuticals, Inc. ...................        1,853,250
                                                                  --------------
                                                                     414,069,463
                                                                  --------------
               ELECTRONIC EQUIPMENT - 4.76%
      86,800 * American Power Conversion Corp. ................        3,075,975
      79,800 * Cabletron Systems, Inc. ........................        1,830,413
     188,700   Emerson Electric Co. ...........................       11,133,300
   4,309,500   General Electric Co. ...........................      226,787,438
      85,800   Molex, Inc. ....................................        4,188,113
      17,700   National Service Industries, Inc. ..............          384,975
      74,800 * Teradyne, Inc. .................................        6,432,800
      25,300   Thomas & Betts Corp. ...........................          717,888
      40,900   W. W. Grainger, Inc. ...........................        1,633,444
                                                                  --------------
                                                                     256,184,346
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.04%
      20,600   Tektronix, Inc. ................................        1,102,100
      69,300 * Thermo Electron Corp. ..........................        1,286,381
                                                                  --------------
                                                                       2,388,481
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - 1.77%
     270,100   Carnival Corp., Class A.........................   $    7,326,464
      56,200 * Harrah's Entertainment, Inc. ...................        1,109,950
      77,100   Hasbro, Inc. ...................................        1,262,513
     184,100   Mattel, Inc. ...................................        2,496,856
     563,200   Time Warner, Inc. ..............................       44,457,600
     906,300   Walt Disney Co. ................................       38,234,531
                                                                  --------------
                                                                      94,887,914
                                                                  --------------
               FINANCE COMPANIES - 0.34%
     318,800   Associates First Capital Corp. .................        8,747,075
     205,800   Household International, Inc. ..................        9,672,600
                                                                  --------------
                                                                      18,419,675
                                                                  --------------
               FINANCIAL SERVICES - 0.81%
     588,000   American Express Co. ...........................       31,641,750
     108,200   American General Corp. .........................        6,931,563
      49,600   Countrywide Credit Industries, Inc. ............        1,525,200
      43,000   H & R Block, Inc. ..............................        1,327,625
      52,400   T. Rowe Price Associates, Inc. .................        2,001,025
                                                                  --------------
                                                                      43,427,163
                                                                  --------------
               FOODS - 1.17%
     265,800   Archer Daniels Midland Co. .....................        3,172,989
     122,100   BestFoods.......................................        7,875,450
     186,600   Campbell Soup Co. ..............................        5,784,600
     215,500   ConAgra, Inc. ..................................        4,969,969
     131,800   General Mills, Inc. ............................        5,230,813
     155,200   H J Heinz Co. ..................................        6,081,900
      60,500   Hershey Foods Corp. ............................        3,138,438
     177,500   Kellogg Co. ....................................        5,391,563
     142,700   Nabisco Group Holdings Corp. ...................        3,112,644
      58,500   Quaker Oats Co. ................................        4,303,406
     132,100   Ralston Purina Co. .............................        2,452,106
     397,800   Sara Lee Corp. .................................        7,160,400
      50,600   Wm. Wrigley Jr. Co. ............................        4,051,163
                                                                  --------------
                                                                      62,725,441
                                                                  --------------
               FOOTWEAR - 0.10%
     120,800   NIKE, Inc., Class B.............................        5,179,300
      24,600 * Reebok International, Ltd. .....................          341,325
                                                                  --------------
                                                                       5,520,625
                                                                  --------------

--------------------------------------------------------------------------------

 6                              STOCK INDEX FUND      May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FREIGHT - 0.09%
     126,900 * FDX Corp. ......................................   $    4,489,088
      26,000   Ryder System, Inc. .............................          498,875
                                                                  --------------
                                                                       4,987,963
                                                                  --------------
               GOLD MINING - 0.09%
     172,600   Barrick Gold Corp. .............................        3,117,588
     113,900   Homestake Mining Co. ...........................          768,825
     142,500   Placer Dome, Inc. ..............................        1,175,625
                                                                  --------------
                                                                       5,062,038
                                                                  --------------
               GOVERNMENT SPONSORED - 0.80%
     304,300   Federal Home Loan Mortgage Corp. ...............       13,541,350
     448,800   Federal National
               Mortgage Association............................       26,984,100
      69,700   SLM Holding Corp. ..............................        2,348,019
                                                                  --------------
                                                                      42,873,469
                                                                  --------------
               HARDWARE & TOOLS - 0.06%
      38,000   Black & Decker Corp. ...........................        1,387,000
      25,600   Snap-on, Inc. ..................................          657,600
      39,100   Stanley Works...................................        1,050,813
                                                                  --------------
                                                                       3,095,413
                                                                  --------------
               HEALTHCARE - 0.42%
     123,100   Cardinal Health, Inc. ..........................        7,986,113
      45,000 * HCR Manor Care, Inc. ...........................          317,813
     169,000 * HealthSouth Corp. ..............................        1,087,938
      73,300 * Humana, Inc. ...................................          412,313
     134,800   IMS Health, Inc. ...............................        2,224,200
     123,300   McKesson HBOC, Inc. ............................        2,026,744
      50,300 * Quintiles Transnational Corp. ..................          741,925
      74,300   UnitedHealth Group, Inc. .......................        5,539,994
      27,900 * Wellpoint Health Networks, Inc. ................        2,026,238
                                                                  --------------
                                                                      22,363,278
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.13%
      18,100   Cummins Engine Co., Inc. .......................          589,381
      71,900   Dana Corp. .....................................        1,855,919
      32,200   Eaton Corp. ....................................        2,336,513
      27,700 * Navistar International Corp. ...................          889,864
      34,200   PACCAR, Inc. ...................................        1,432,125
                                                                  --------------
                                                                       7,103,802
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOME BUILDERS - 0.02%
      26,000   Centex Corp. ...................................   $      539,500
      20,800   Kaufman & Broad Home Corp. .....................          360,100
      18,900   Pulte Corp. ....................................          419,344
                                                                  --------------
                                                                       1,318,944
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.21%
     246,600   HCA-The Healthcare Corp. .......................        6,658,200
      11,800   Shared Medical Systems Corp. ...................          856,975
     136,600   Tenet Healthcare Corp. .........................        3,500,375
                                                                  --------------
                                                                      11,015,550
                                                                  --------------
               HOSPITAL SUPPLIES - 2.42%
     673,100   Abbott Laboratories.............................       27,386,756
     127,300   Baxter International, Inc. .....................        8,465,450
     110,100   Becton, Dickinson and Co. ......................        3,213,544
      49,400   Biomet, Inc. ...................................        1,781,489
     181,600 * Boston Scientific Corp. ........................        4,653,500
      22,400   C.R. Bard, Inc. ................................        1,022,000
     609,200   Johnson & Johnson...............................       54,523,400
      29,900   Mallinckrodt, Inc. .............................          865,231
     522,900   Medtronic, Inc. ................................       26,994,713
      36,800 * St. Jude Medical, Inc. .........................        1,322,500
                                                                  --------------
                                                                     130,228,583
                                                                  --------------

               HOUSEHOLD PRODUCTS - 1.67%
      61,400 * Bed Bath & Beyond, Inc. ........................        2,260,288
     103,500   Clorox Co. .....................................        4,101,188
     255,000   Colgate-Palmolive Co. ..........................       13,419,375
     174,600   Minnesota Mining &
               Manufacturing Co. (3M)..........................       14,971,950
     123,500   Newell Rubbermaid, Inc. ........................        3,241,875
     576,100   Procter & Gamble Co. ...........................       38,310,650
      25,200   Tupperware Corp. ...............................          555,975
     250,200   Unilever NV.....................................       12,713,287
                                                                  --------------
                                                                      89,574,588
                                                                  --------------
               INFORMATION PROCESSING - 0.14%
      66,800 * Comverse Technology, Inc. ......................        6,103,850
     120,300 * Parametric Technology Corp. ....................        1,278,188
                                                                  --------------
                                                                       7,382,038
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 4.86%
     106,900 * BMC Software, Inc. .............................   $    4,703,600
      78,400 * Citrix Systems, Inc. ...........................        4,125,800
   2,279,000 * Microsoft Corp. ................................      142,579,938
   1,235,400 * Oracle Corp. ...................................       88,794,375
     117,500 * Peoplesoft, Inc. ...............................        1,622,969
     167,900 * Veritas Software Corp. .........................       19,560,350
                                                                  --------------
                                                                     261,387,032
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 2.59%
      45,400 * Adaptec, Inc. ..................................          893,813
      70,700 * Apple Computer, Inc. ...........................        5,938,800
     741,700   Compaq Computer Corp. ..........................       19,469,625
   1,123,100 * Dell Computer Corp. ............................       48,433,688
     138,600 * Gateway, Inc. ..................................        6,860,700
      55,900 * Lexmark International Group, Inc. ..............        3,899,025
      80,600 * Silicon Graphics, Inc. .........................          533,975
     691,100 * Sun Microsystems, Inc. .........................       52,955,538
                                                                  --------------
                                                                     138,985,164
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 1.84%
     999,100 * America Online, Inc. ...........................       52,952,300
     275,900   Automatic Data Processing, Inc. ................       15,157,256
      63,300 * Ceridian Corp. .................................        1,527,113
     206,100   Electronic Data Systems Corp. ..................       13,254,806
     183,400   First Data Corp. ...............................       10,281,863
     162,300   Paychex, Inc. ..................................        5,680,500
                                                                  --------------
                                                                      98,853,838
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 5.63%
      51,900   Adobe Systems, Inc. ............................        5,841,994
      27,000   Autodesk, Inc. .................................        1,004,063
     309,100 * Cendant Corp. ..................................        4,095,575
     257,900   Computer Associates
               International, Inc. ............................       13,281,850
      73,200 * Computer Sciences Corp. ........................        7,022,625
     157,800 * Compuware Corp. ................................        1,607,588
     445,500 * EMC Corp. ......................................       51,817,219
     440,000   Hewlett Packard Co. ............................       52,855,000

--------------------------------------------------------------------------------

 May 31, 2000                   STOCK INDEX FUND                 7

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - Continued
     789,200   International Business Machines.................   $   84,691,025
      42,200 * NCR Corp. ......................................        1,780,313
     133,400 * Network Appliance, Inc. ........................        8,612,638
     142,900 * Novell, Inc. ...................................        1,187,856
     116,100   Pitney Bowes, Inc. .............................        5,050,350
      25,600 * Sapient Corp. ..................................        2,558,400
      99,500 * Seagate Technology, Inc. .......................        5,771,000
      81,300 * Siebel Systems, Inc. ...........................        9,512,100
     259,400 * Solectron Corp. ................................        8,576,413
     136,000 * Unisys Corp. ...................................        3,689,000
     290,800   Xerox Corp. ....................................        7,887,950
     230,500 * Yahoo!, Inc. ...................................       26,060,906
                                                                  --------------
                                                                     302,903,865
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 3.29%
     149,900 * 3Com Corp. .....................................        6,267,694
   2,995,900 * Cisco Systems, Inc. ............................      170,766,300
                                                                  --------------
                                                                     177,033,994
                                                                  --------------
               INSURANCE - CASUALTY - 0.25%
      77,000   Chubb Corp. ....................................        5,390,000
      31,900   Progressive Corp. ..............................        2,994,613
      56,800   SAFECO Corp. ...................................        1,395,150
      99,400   St. Paul Companies, Inc. .......................        3,727,500
                                                                  --------------
                                                                      13,507,263
                                                                  --------------
               INSURANCE - LIFE - 0.24%
      62,600   Aetna, Inc. ....................................        4,178,550
     143,100   Conseco, Inc. ..................................          894,375
      45,800   Jefferson-Pilot Corp. ..........................        3,143,025
      85,500   Lincoln National Corp. .........................        3,313,125
      57,500   Torchmark Corp. ................................        1,563,281
                                                                  --------------
                                                                      13,092,356
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.09%
      43,500   MBIA, Inc. .....................................        2,514,844
      46,200   MGIC Investment Corp. ..........................        2,289,788
                                                                  --------------
                                                                       4,804,632
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MULTILINE - 2.34%
     116,400   AFLAC, Inc. ....................................   $    6,016,425
     352,600   Allstate Corp. .................................        9,343,900
     677,800   American International Group, Inc. .............       76,294,863
     112,400   Aon Corp. ......................................        3,948,050
      73,700   CIGNA Corp. ....................................        6,545,481
      71,800   Cincinnati Financial Corp. .....................        2,882,097
      97,000   Hartford Financial Services Group, Inc. ........        5,735,125
     116,700   Marsh & McLennan Companies, Inc. ...............       12,844,294
     105,000   UnumProvident Corp. ............................        2,382,188
                                                                  --------------
                                                                     125,992,423
                                                                  --------------
               LEISURE TIME - 0.08%
      40,200   Brunswick Corp. ................................          773,850
      84,500 * Mirage Resorts, Inc. ...........................        1,769,219
      56,600   Sabre Holdings Corp. ...........................        1,627,250
                                                                  --------------
                                                                       4,170,319
                                                                  --------------
               LODGING - 0.10%
     161,400   Hilton Hotels Corp. ............................        1,371,900
     108,900   Marriott International, Inc. ...................        3,947,625
                                                                  --------------
                                                                       5,319,525
                                                                  --------------
               MACHINE TOOLS - 0.00%
      16,100   Milacron, Inc. .................................          254,581
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.08%
     102,400   Deere & Co. ....................................        4,256,000
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.13%
     155,600   Caterpillar, Inc. ..............................        5,951,700
      33,200   Fluor Corp. ....................................        1,079,000
                                                                  --------------
                                                                       7,030,700
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 0.42%
      10,000   Briggs & Stratton Corp. ........................          400,000
      41,200   Cooper Industries, Inc. ........................        1,380,200
      89,100   Dover Corp. ....................................        4,143,150
     131,500   Illinois Tool Works, Inc. ......................        7,635,219
      71,500   Ingersoll-Rand Co. .............................        3,257,719
      37,400   Johnson Controls, Inc. .........................        2,129,463
      54,300   Pall Corp. .....................................        1,140,300
      49,000   Parker Hannifin Corp. ..........................        2,042,688
      27,100   Timken Co. .....................................          511,513
                                                                  --------------
                                                                      22,640,252
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - 0.22%
     134,500 * Guidant Corp. ..................................   $    6,809,063
      90,200   PE Corp. - PE Biosystems Group..................        5,006,100
                                                                  --------------
                                                                      11,815,163
                                                                  --------------
               MERCHANDISE - DRUG - 0.39%
     171,500   CVS Corp. ......................................        7,460,250
      17,200   Longs Drug Stores Corp. ........................          347,225
     113,300   Rite Aid Corp. .................................          786,019
     440,500   Walgreen Co. ...................................       12,499,188
                                                                  --------------
                                                                      21,092,682
                                                                  --------------
               MERCHANDISE - SPECIALTY - 2.05%
      28,200   American Greetings Corp., Class A...............          525,225
      89,400 * Best Buy Co., Inc. .............................        5,721,600
      89,000   Circuit City Stores, Inc. ......................        4,433,313
      48,500 * Consolidated Stores Corp. ......................          630,500
     194,700 * Costco Wholesale Corp. .........................        6,218,231
     144,625   Dollar General Corp. ...........................        2,530,938
      71,800   Fortune Brands, Inc. ...........................        1,911,675
     372,500   Gap, Inc. ......................................       13,060,781
   1,008,100   Home Depot, Inc. ...............................       49,207,881
      65,600   Ikon Office Solutions, Inc. ....................          328,000
     142,600 * Kohls Corp. ....................................        7,379,550
     188,000   Limited, Inc. ..................................        4,535,500
      58,900   Nordstrom, Inc. ................................        1,479,863
     144,100 * Office Depot, Inc. .............................        1,017,706
     205,700 * Staples, Inc. ..................................        3,034,075
      84,500   Radioshack Corp. ...............................        3,585,969
     135,700   TJX Companies, Inc. ............................        2,934,513
     105,000 * Toys "R" Us, Inc. ..............................        1,653,750
                                                                  --------------
                                                                     110,189,070
                                                                  --------------
               MERCHANDISING -
               DEPARTMENT - 0.38%
      45,900   Dillards, Inc., Class A.........................          685,631
      91,900 * Federated Department Stores, Inc. ..............        3,538,150
     145,500   May Department Stores Co. ......................        4,374,094
     191,800   Target Corp. ...................................       12,023,463
                                                                  --------------
                                                                      20,621,338
                                                                  --------------

--------------------------------------------------------------------------------

 8                              STOCK INDEX FUND      May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING - FOOD - 0.61%
     185,400   Albertsons, Inc. ...............................   $    6,790,275
      16,700   Great Atlantic & Pacific Tea Co., Inc. .........          306,863
     365,300 * Kroger Co. .....................................        7,260,338
     222,800 * Safeway, Inc. ..................................       10,276,650
      61,100   Supervalu, Inc. ................................        1,271,644
     144,400   SYSCO Corp. ....................................        6,055,775
      64,000   Winn-Dixie Stores, Inc. ........................        1,012,000
                                                                  --------------
                                                                      32,973,545
                                                                  --------------
               MERCHANDISING - MASS - 2.28%
     113,900   J.C. Penney Co., Inc. ..........................        2,064,438
     213,100 * KMart Corp. ....................................        1,811,350
     165,500   Sears Roebuck and Co. ..........................        6,113,156
   1,950,000   Wal-Mart Stores, Inc. ..........................      112,368,750
                                                                  --------------
                                                                     122,357,694
                                                                  --------------
               METALS - ALUMINUM - 0.27%
      95,900   Alcan Aluminium, Ltd. ..........................        3,146,719
     190,462   Alcoa, Inc. ....................................       11,130,123
                                                                  --------------
                                                                      14,276,842
                                                                  --------------
               METALS - COPPER - 0.06%
      73,300   Newmont Mining Corp. ...........................        1,690,481
      35,400   Phelps Dodge Corp. .............................        1,588,575
                                                                  --------------
                                                                       3,279,056
                                                                  --------------
               METALS - MISCELLANEOUS - 0.06%
      55,100   Engelhard Corp. ................................          960,806
      71,500 * Freeport-McMoRan Copper &
               Gold, Inc., Class B ............................          656,906
      84,000 * Inco, Ltd. .....................................        1,365,000
                                                                  --------------
                                                                       2,982,712
                                                                  --------------
               METALS - STEEL - 0.07%
      36,600   Allegheny Technologies, Inc. ...................          825,788
      57,300 * Bethlehem Steel Corp. ..........................          222,038
      38,200   Nucor Corp. ....................................        1,485,025
      38,700   USX-US Steel Group, Inc. .......................          873,169
      39,100   Worthington Industries, Inc. ...................          474,088
                                                                  --------------
                                                                       3,880,108
                                                                  --------------
               MULTIMEDIA - 0.01%
      22,500   Meredith Corp. .................................          684,844
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               NATURAL GAS - DIVERSIFIED - 0.22%
      93,500   Coastal Corp. ..................................   $    5,738,563
      11,800   Eastern Enterprises.............................          727,913
      99,900   El Paso Energy Corp. ...........................        5,144,850
                                                                  --------------
                                                                      11,611,326
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.68%
      39,700   Amerada Hess Corp. .............................        2,635,088
      31,000   Ashland Oil, Inc. ..............................        1,083,063
      95,200   Burlington Resources, Inc. .....................        4,355,400
     274,200   Conoco, Inc., Class B...........................        7,814,700
      41,800   Kerr-McGee Corp. ...............................        2,494,938
     160,900   Occidental Petroleum Corp. .....................        3,811,319
     110,900   Phillips Petroleum Co. .........................        6,349,025
     106,100   Unocal Corp. ...................................        4,078,219
     136,000   USX-Marathon Group..............................        3,697,500
                                                                  --------------
                                                                      36,319,252
                                                                  --------------
               OIL - INTEGRATED
               INTERNATIONAL - 4.19%
     287,300   Chevron Corp. ..................................       26,557,294
   1,512,100   Exxon Mobil Corp. ..............................      125,976,831
     938,900   Royal Dutch Petroleum Co. ......................       58,622,569
     242,100   Texaco, Inc. ...................................       13,905,619
                                                                  --------------
                                                                     225,062,313
                                                                  --------------
               OIL - SERVICES - 0.64%
     144,100   Baker Hughes, Inc. .............................        5,223,625
     193,400   Halliburton Co. ................................        9,863,400
      26,100   McDermott International, Inc. ..................          261,000
      40,400 * Rowan Companies, Inc. ..........................        1,254,925
     240,700   Schlumberger, Ltd. .............................       17,706,494
                                                                  --------------
                                                                      34,309,444
                                                                  --------------
               OIL/GAS PRODUCERS - 0.27%
      55,800   Anadarko Petroleum Corp. .......................        2,960,888
      49,900   Apache Corp. ...................................        3,037,663
      39,500   Sunoco, Inc. ...................................        1,276,344
      91,500   Transocean Sedco Forex, Inc. ...................        4,500,656
     110,300   Union Pacific Resources
               Group, Inc. ....................................        2,612,731
                                                                  --------------
                                                                      14,388,282
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PAPER/FOREST PRODUCTS - 0.80%
      49,300   Avery Dennison Corp. ...........................   $    3,019,625
      25,000   Boise Cascade Corp. ............................          728,125
      42,100   Champion International Corp. ...................        3,073,300
      94,700   Fort James Corp. ...............................        2,142,588
      74,800   Georgia-Pacific Corp. ..........................        2,449,700
     181,300   International Paper Co. ........................        6,311,506
     243,200   Kimberly-Clark Corp. ...........................       14,713,600
      46,500   Louisiana Pacific Corp. ........................          523,125
      44,900   Mead Corp. .....................................        1,383,481
      12,700   Potlatch Corp. .................................          481,013
      43,800   Westvaco Corp. .................................        1,319,475
     102,800   Weyerhaeuser Co. ...............................        5,101,450
      48,800   Willamette Industries, Inc. ....................        1,586,000
                                                                  --------------
                                                                      42,832,988
                                                                  --------------
               PHOTOGRAPHY - 0.16%
     138,200   Eastman Kodak Co. ..............................        8,257,450
      19,400   Polaroid Corp. .................................          372,238
                                                                  --------------
                                                                       8,629,688
                                                                  --------------
               POLLUTION CONTROL - 0.12%
      82,700 * Allied Waste Industries, Inc. ..................          842,506
     271,200   Waste Management, Inc. .........................        5,525,700
                                                                  --------------
                                                                       6,368,206
                                                                  --------------
               PUBLISHING - NEWS - 0.41%
      39,300   Dow Jones & Co., Inc. ..........................        2,672,400
     122,000   Gannett Co., Inc. ..............................        7,899,500
      33,700   Knight-Ridder, Inc. ............................        1,786,100
      74,900   New York Times Co., Class A.....................        2,874,288
      26,300   Times Mirror Co. ...............................        2,537,950
     104,000   Tribune Co. ....................................        4,004,000
                                                                  --------------
                                                                      21,774,238
                                                                  --------------
               PUBLISHING/PRINTING - 0.19%
      32,100   Deluxe Corp. ...................................          792,469
      70,300   Dun & Bradstreet Corp. .........................        2,161,725
      31,100   Harcourt General, Inc. .........................        1,228,450
      85,800   McGraw-Hill, Inc. ..............................        4,413,338
      55,400   R. R. Donnelley and Sons Co. ...................        1,367,688
                                                                  --------------
                                                                       9,963,670
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                   STOCK INDEX FUND                 9

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               RAILROAD - 0.33%
     200,000   Burlington Northern Santa Fe Corp. .............   $    4,725,000
      95,600   CSX Corp. ......................................        2,079,300
      48,300   Kansas City Southern Industries, Inc. ..........        3,248,175
     167,200   Norfolk Southern Corp. .........................        2,978,250
     108,800   Union Pacific Corp. ............................        4,603,600
                                                                  --------------
                                                                      17,634,325
                                                                  --------------
               RESTAURANTS - 0.47%
      56,100   Darden Restaurants, Inc. .......................          964,219
     592,800   McDonald's Corp. ...............................       21,229,650
      66,100 * Tricon Global Restaurants, Inc. ................        1,937,556
      52,300   Wendy's International, Inc. ....................        1,023,119
                                                                  --------------
                                                                      25,154,544
                                                                  --------------
               SAVINGS & LOAN - 0.19%
      70,700   Golden West Financial Corp. ....................        2,951,725
     252,800   Washington Mutual, Inc. ........................        7,268,000
                                                                  --------------
                                                                      10,219,725
                                                                  --------------
               SECURITIES RELATED - 1.68%
      49,600   Bear Stearns Co., Inc. .........................        1,953,000
     580,300   Charles Schwab Corp. ...........................       16,683,625
     108,800   Franklin Resources, Inc. .......................        3,264,000
      75,800   J. P. Morgan & Co., Inc. .......................        9,759,250
      52,500   Lehman Brothers Holdings, Inc. .................        4,052,344
     162,300   Merrill Lynch & Co., Inc. ......................       16,006,838
     498,600   Morgan Stanley Dean Witter & Co. ...............       35,868,038
      62,400   Paine Webber Group, Inc. .......................        2,804,100
                                                                  --------------
                                                                      90,391,195
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.59%
     335,100 * Applied Materials, Inc. ........................       27,980,850
      80,400 * KLA-Tencor Corp. ...............................        3,984,825
                                                                  --------------
                                                                      31,965,675
                                                                  --------------
               SEMICONDUCTORS - 6.47%
      64,400 * Advanced Micro Devices, Inc. ...................        5,244,575
      83,670 * Altera Corp. ...................................        7,185,161
     153,100 * Analog Devices, Inc. ...........................       11,788,700
      94,000 * Conexant Systems, Inc. .........................        3,536,750
   1,462,900   Intel Corp. ....................................      182,313,913
     134,000   Linear Technology Corp. ........................        7,914,375
     130,200 * LSI Logic Corp. ................................        6,859,913
     125,400 * Maxim Integrated Products, Inc. ................        7,955,063
     236,600 * Micron Technology, Inc. ........................       16,547,213

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
     310,400   Motorola, Inc. .................................   $   29,100,000
      75,000 * National Semiconductor Corp. ...................        4,031,250
      83,100   Rockwell International Corp. ...................        3,407,100
     711,800   Texas Instruments, Inc. ........................       51,427,550
     140,700 * Xilinx, Inc. ...................................       10,710,788
                                                                  --------------
                                                                     348,022,351
                                                                  --------------
               TELECOMMUNICATIONS - 6.05%
     131,400 * ADC Communications, Inc. .......................        8,828,438
     137,400   Alltel Corp. ...................................        8,991,113
      35,200 * Andrew Corp. ...................................        1,236,400
   1,399,000   AT&T Corp. .....................................       48,527,813
      61,100   CenturyTel, Inc. ...............................        1,649,700
     341,100 * Global Crossing, Ltd. ..........................        8,548,819
   1,395,600   Lucent Technologies, Inc. ......................       80,072,550
     159,500 * Nextel Communications, Inc., Class A............       14,773,688
   1,264,200   Nortel Networks Corp. ..........................       68,661,863
     323,100 * QUALCOMM, Inc. .................................       21,445,763
      69,300   Scientific-Atlanta, Inc. .......................        3,906,788
     176,100 * Tellabs, Inc. ..................................       11,435,494
   1,242,700 * Worldcom, Inc. .................................       46,756,588
                                                                  --------------
                                                                     324,835,017
                                                                  --------------
               TEXTILE - PRODUCTS - 0.04%
      14,400   Russell Corp....................................          320,400
       7,800   Springs Industries, Inc., Class A...............          370,500
      51,700   V. F. Corp. ....................................        1,483,144
                                                                  --------------
                                                                       2,174,044
                                                                  --------------
               TOBACCO - 0.53%
   1,036,000   Philip Morris Companies, Inc. ..................       27,065,500
      74,800   UST, Inc. ......................................        1,243,550
                                                                  --------------
                                                                      28,309,050
                                                                  --------------
               UTILITIES - COMMUNICATION - 3.92%
     679,800   Bell Atlantic Corp. ............................       35,944,425
     824,100   BellSouth Corp. ................................       38,475,169
     425,400   GTE Corp. ......................................       26,906,550
   1,493,600   SBC Communications, Inc. .......................       65,251,650
     381,500   Sprint Corp.--FON Group.........................       23,080,750
     377,400 * Sprint Corp.--PCS Group.........................       20,945,700
                                                                  --------------
                                                                     210,604,244
                                                                  --------------
               UTILITIES - ELECTRIC - 1.81%
     95,000 *  AES Corp. ......................................        8,288,750
      60,000   Ameren Corp. ...................................        2,201,250

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
              UTILITIES - ELECTRIC - Continued
      84,900  American Electric Power, Inc. ...................   $    3,019,256
      69,900  Carolina Power & Light Co. ......................        2,402,813
      93,100  Central & South West Corp. ......................        1,937,644
      69,600  Cinergy Corp. ...................................        1,853,100
      50,700  CMS Energy Corp. ................................        1,153,425
      96,800  Consolidated Edison, Inc. .......................        3,158,100
      65,400  Constellation Energy Group, Inc. ................        2,244,038
     104,100  Dominion Resources, Inc. ........................        4,762,575
      63,500  DTE Energy Co. ..................................        2,194,719
     160,100  Duke Energy Corp. ...............................        9,325,825
     152,000  Edison International, Inc. ......................        3,249,000
     108,000  Entergy Corp. ...................................        3,132,000
     102,000  FirstEnergy Corp. ...............................        2,562,750
      42,900  Florida Progress Corp. ..........................        2,128,913
      78,400  FPL Group, Inc. .................................        3,880,800
      54,000  GPU, Inc. .......................................        1,525,500
      50,600  New Century Energies, Inc. ......................        1,701,425
     77,600 * Niagara Mohawk Holdings, Inc. ...................        1,139,750
      67,800  Northern States Power Co. .......................        1,500,075
     168,100  PG&E Corp. ......................................        4,360,094
      81,300  Peco Energy Co. .................................        3,572,119
      37,100  Pinnacle West Capital Corp. .....................        1,326,325
      62,900  PPL Corp. .......................................        1,486,013
      95,700  Public Service Enterprise Group, Inc. ...........        3,564,825
     129,400  Reliant Energy, Inc. ............................        3,687,900
     294,700  Southern Co. ....................................        7,643,781
     121,000  TXU Corp. .......................................        4,325,750
      95,200  Unicom Corp. ....................................        3,968,650
                                                                  --------------
                                                                      97,297,165
                                                                  --------------
              UTILITIES -
              GAS, DISTRIBUTION - 0.05%
      20,500  NICOR, Inc. .....................................          752,094
      63,000  Tosco Corp. .....................................        1,929,375
                                                                  --------------
                                                                       2,681,469
                                                                  --------------
              UTILITIES - GAS, PIPELINE - 0.66%
      35,500  Columbia Energy Group............................        2,296,406
     313,300  Enron Corp. .....................................       22,831,738
      13,500  ONEOK, Inc. .....................................          393,188
      15,500  Peoples Energy Corp. ............................          526,031
      89,400  Sempra Energy....................................        1,681,838
     190,300  Williams Companies, Inc. ........................        7,909,344
                                                                  --------------
                                                                      35,638,545
                                                                  --------------
              TOTAL COMMON STOCK
              (Cost $2,571,121,647)............................    5,311,504,159
                                                                  --------------

--------------------------------------------------------------------------------

 10                             STOCK INDEX FUND      May 31, 2000

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             CORPORATE SHORT-TERM -
             COMMERCIAL PAPER - 1.10%
             BANKS - NEW YORK CITY - 0.15%
 $ 8,194,000 CitiCorp.,
             6.45% due 06/01/00................................   $    8,194,000
                                                                  --------------
             HEALTHCARE - 0.27%
   6,300,000 Baxter International, Inc.,
             6.70% due 06/05/00................................        6,295,309
   8,000,000 Cardinal Health, Inc.,
             6.50% due 06/02/00................................        7,998,554
                                                                  --------------
                                                                      14,293,863
                                                                  --------------
             MACHINERY -
             INDUSTRIAL/SPECIALTY - 0.26%
  14,177,000 Cooper Industries, Inc.,
             6.85% due 06/01/00................................       14,177,000
                                                                  --------------
             OIL/GAS PRODUCERS - 0.23%
  12,450,000 Duke Capital Corp.,
             6.81% due 06/01/00................................       12,450,000
                                                                  --------------
             UTILITIES - ELECTRIC - 0.19%
  10,000,000 Appalachian Power Co.,
             6.83% due 06/06/00................................        9,990,501
                                                                  --------------
             TOTAL CORPORATE SHORT-TERM -
             COMMERCIAL PAPER
             (Cost $59,105,364)................................       59,105,364
                                                                  --------------

     PAR                                                              MARKET
    VALUE                                                             VALUE

--------------------------------------------------------------------------------
             UNITED STATES GOVERNMENT - SHORT-TERM - 0.07%
             U. S. TREASURY BILLS - 0.07%
             United States Treasury Bills:
 $   100,000 5.62% due 06/01/00................................   $      100,000
     225,000 5.58% due 06/08/00................................          224,754
     900,000 5.55% due 06/08/00................................          899,022
     950,000 5.53% due 06/22/00................................          946,917
     175,000 5.50% due 06/15/00................................          174,623
     200,000 5.49% due 06/22/00................................          199,356
     200,000 5.44% due 06/29/00................................          199,150
      75,000 5.40% due 06/22/00................................           74,762
     100,000 5.35% due 07/20/00................................           99,272
     700,000 5.34% due 07/20/00................................          694,908
                                                                  --------------
                                                                       3,612,764
                                                                  --------------
             TOTAL UNITED STATES GOVERNMENT - SHORT-TERM
             (Cost $3,612,764).................................        3,612,764
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $2,633,839,775) - 100.02%...................   $5,374,222,287
                                                                  --------------
             * Non-income producing

                                                                    UNREALIZED
CONTRACTS                                                          DEPRECIATION

-------------------------------------------------------------------------------
         FUTURES CONTRACTS PURCHASED(1)
         (Delivery month/Value at 05/31/00)
 158(2)  S&P 500 Index Futures (June/$1,422.20).................    $ (394,675)
                                                                    ----------

(1) U.S. Treasury Bills with a market value of approximately $3,613,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 250.

--------------------------------------------------------------------------------

 May 31, 2000                  MIDCAP INDEX FUND                11
                       Average Annual Total Return--Fund

   1 Year                    5 Year               Since Inception*
------------------------------------------------------------------
   21.36%                    21.51%                    17.36%

* October 1, 1991

                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                                        Balanced Fund     S&P 500
                                        -------------     -------

        5/92                                10,988         11,143
        5/93                                12,879         13,215
        5/94                                13,332         13,747
        5/95                                15,100         15,603
        5/96                                19,342         20,043
        5/97                                22,724         23,693
        5/98                                29,454         30,772
        5/99                                32,961         34,438
        5/00                                40,002         41,828

Past performance is not predictive of future performance. The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

                             Portfolio at a Glance


 Total assets: $927,401,524
 NAV on 05/31/00: $23.73
 One year total return: 21.36%
 Net expense ratio: 0.36%
 Inception date: 10/01/91

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Magali Azema-Barac, PhD

Describe the benchmark the Fund expects to echo.
The MidCap Index Fund seeks to replicate the performance of the S&P Mid Cap 400 Index. The S&P Mid Cap 400 Index consists of 400 mid-sized domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index.

How did the Fund perform relative to its benchmark?
The mid cap market as measured by the S&P Mid Cap 400 returned 21.46% for the fiscal year ending May 31, 2000 vs. 21.36% for the Fund.

               Top 10 Holdings


   1. Dynegy, Inc. ............   1.28%
   2. Medimmune, Inc. .........   1.14%
   3. Univision Communications,
      Inc. ....................   1.14%
   4. Atmel Corp. .............   0.92%
   5. Sanmina Corp. ...........   0.89%
   6. Vitesse Semiconductor
      Corp. ...................   0.87%
   7. Forest Laboratories,
      Inc. ....................   0.82%
   8. Cintas Corp. ............   0.81%
      Millennium
   9. Pharmaceuticals, Inc. ...   0.80%
  10. Stryker Corp. ...........   0.80%

 Portfolio holdings are subject to change.


What were the dominant sectors in the S&P Mid Cap 400 Index?
Technology was the best performing sector in the S&P 400 for the year ending May 31, 2000 with a return of 87.90%; Energy was close behind posting a very strong 77.57%. The Financial sector was the weakest sector in the S&P 400 for the year ending May 31, 2000 with a negative return of 23.40%; Transportation posted a disappointing negative 15.45%.

What do you see ahead in the market for the next fiscal period?
The markets continue to be volatile as we enter the 18th year of this current bull market; demographics continue to favor the stock market as a long-term investment, as more and more baby boomers plan their retirement.

             /s/ Magali Azema-Barac
             Magali Azema-Barac, PhD
             Portfolio Manager

--------------------------------------------------------------------------------

 12                            MIDCAP INDEX FUND      May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 94.86%
               ADVERTISING - 0.58%
      68,500   Harte-Hanks, Inc. ..............................   $    1,691,094
     110,900 * Westwood One, Inc. .............................        3,680,494
                                                                  --------------
                                                                       5,371,588
                                                                  --------------
               AEROSPACE/DEFENSE - 1.11%
     145,600 * SCI Systems, Inc. ..............................        6,552,000
      10,300 * Sequa Corp., Class A............................          491,181
      37,840   Teleflex, Inc. .................................        1,340,955
      51,700 * Titan Corp. ....................................        1,854,738
                                                                  --------------
                                                                      10,238,874
                                                                  --------------
               AIRLINES - 0.09%
      26,442 * Alaska Air Group, Inc. .........................          823,007
                                                                  --------------
               APPAREL & PRODUCTS - 1.45%
     102,600 * Abercrombie and Fitch Co. ......................        1,006,763
      46,500 * American Eagle Outfitters, Inc. ................          764,344
     168,300   Cintas Corp. ...................................        7,405,200
      50,842   Claire's Stores, Inc. ..........................        1,029,551
      30,400 * Land's End, Inc. ...............................          934,800
      89,100   Ross Stores, Inc. ..............................        1,882,238
      55,500   Warnaco Group, Inc., Class A....................          374,625
                                                                  --------------
                                                                      13,397,521
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.42%
      49,500 * Furniture Brands International, Inc. ...........          788,906
      79,500   Herman Miller, Inc. ............................        2,146,500
      39,900   Lancaster Colony Corp. .........................          945,131
                                                                  --------------
                                                                       3,880,537
                                                                  --------------
               AUTO - CARS - 0.08%
      62,800   Meritor Automotive, Inc. .......................          781,075
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.80%
      25,850   Arvin Industries, Inc. .........................          465,300
      30,400   Carlisle Companies, Inc. .......................        1,263,500
      45,972   Donaldson Co., Inc. ............................        1,051,610
      73,640   Federal - Mogul Corp. ..........................          731,798
      67,000 * Lear Corp. .....................................        1,570,313
      44,600   Mark IV Industries, Inc. .......................          947,750
      29,500   Modine Manufacturing Co. .......................          593,688
      26,700   Superior Industries International, Inc.                   745,931
                                                                  --------------
                                                                       7,369,890
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - REPLACEMENT PARTS - 0.44%
      30,784   Kaydon Corp. ...................................   $      717,652
      31,300 * SPX Corp. ......................................        3,296,281
                                                                  --------------
                                                                       4,013,933
                                                                  --------------
               BANKS - OTHER - 0.45%
     130,108   First Tennessee National Corp. .................        2,667,214
     220,600   Sovereign Bancorp, Inc. ........................        1,516,625
                                                                  --------------
                                                                       4,183,839
                                                                  --------------
               BANKS - REGIONAL - 4.82%
      70,070   Associated Banc-Corp. ..........................        1,783,500
      40,500   CCB Financial Corp. ............................        1,863,000
      47,900   City National Corp. ............................        1,868,100
     114,300   Compass Bancshares, Inc. .......................        2,314,575
     196,900   First Security Corp. ...........................        3,064,256
      49,624   First Virginia Banks, Inc. .....................        1,969,453
      89,600   FirstMerit Corp. ...............................        1,696,800
     107,400   GreenPoint Financial Corp. .....................        2,241,975
     161,300   Hibernia Corp., Class A.........................        2,076,738
     107,200   Marshall & Ilsley Corp. ........................        5,199,200
      68,668   Mercantile Bankshares Corp. ....................        2,274,628
     109,000   National Commerce Bancorp. .....................        2,071,000
     177,300   North Fork Bancorporation, Inc. ................        2,936,531
      80,236   Pacific Century Financial Corp. ................        1,805,310
      48,300   Provident Financial Group, Inc. ................        1,346,363
      82,600   TCF Financial Corp. ............................        2,163,088
      45,200   Webster Financial Corp. ........................        1,042,425
      37,400   Westamerica Bankcorporation.....................        1,068,238
      32,456   Wilmington Trust Corp. .........................        1,647,142
      85,500   Zions Bancorporation............................        3,986,438
                                                                  --------------
                                                                      44,418,760
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 0.18%
     142,000   Whitman Corp. ..................................        1,677,375
                                                                  --------------
               BROADCASTING - 2.01%
     119,200   A.H. Belo Corp. ................................        1,914,650
      34,616 * Chris-Craft Industries, Inc. ...................        2,107,249
      54,200 * Hispanic Broadcasting Corp., Class A............        4,105,650
     101,500 * Univision Communications, Inc. .................       10,454,500
                                                                  --------------
                                                                      18,582,049
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
              BUILDING MATERIALS - 1.22%
     37,900   Fastenal Co. ...................................... $    2,392,438
     60,400   Hon Industries, Inc. ..............................      1,506,225
     46,600   Martin Marietta Materials, Inc. ...................      2,280,488
    107,200   RPM, Inc. .........................................      1,045,200
     35,900   Southdown, Inc. ...................................      2,203,363
     49,600   USG Corp. .........................................      1,869,300
                                                                  --------------
                                                                      11,297,014
                                                                  --------------
              CHEMICAL - MAJOR - 0.37%
     46,690   Albemarle Corp. ...................................      1,027,180
     27,000   Borg Warner, Inc. .................................      1,073,250
    109,900   Solutia, Inc. .....................................      1,332,538
                                                                  --------------
                                                                       3,432,968
                                                                  --------------
              CHEMICAL - MISCELLANEOUS - 1.38%
     31,000   A. Schulman, Inc. .................................        366,188
     70,000 * Airgas, Inc. ......................................        376,250
    119,600   CK Witco Corp. ....................................      1,450,150
     42,100 * Cytec Industries, Inc. ............................      1,141,963
     23,136   Dexter Corp. ......................................      1,000,632
     83,200   Ethyl Corp. .......................................        213,200
     35,240   Ferro Corp. .......................................        779,685
     30,966   Georgia Gulf Corp. ................................        774,150
     13,828   H.B. Fuller Co. ...................................        536,699
     54,438   Lubrizol Corp. ....................................      1,258,879
    118,300   Lyondell Chemical Co. .............................      1,974,131
     48,972   M.A. Hanna Co. ....................................        572,360
     21,100   Minerals Technologies, Inc. .......................        975,875
      5,500   NCH Corp. .........................................        220,000
     45,084   Olin Corp. ........................................        704,438
     30,250   Rollins, Inc. .....................................        359,219
                                                                  --------------
                                                                      12,703,819
                                                                  --------------
              COMMERCIAL SERVICES - 0.02%
     41,700 * Navigant Consulting Co. ...........................        192,863
                                                                  --------------
              CONGLOMERATES - 0.82%
     43,196   Alexander & Baldwin, Inc. .........................        998,908
    105,200   Dial Corp. ........................................      1,499,100
     45,500 * Litton Industries, Inc. ...........................      1,953,656
      7,000 * MAXXAM, Inc. ......................................        178,500
     49,600   Ogden Corp. .......................................        427,800
     94,600   Viad Corp. ........................................      2,489,163
                                                                  --------------
                                                                       7,547,127
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                  MIDCAP INDEX FUND                13

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONTAINERS - PAPER - 0.31%
      17,600   Chesapeake Corp. ...............................   $      575,300
     101,658   Sonoco Products Co. ............................        2,242,830
                                                                  --------------
                                                                       2,818,130
                                                                  --------------
               DRUGS - 5.27%
     135,200   Bergen Brunswig Corp., Class A..................          701,350
      44,892   Carter-Wallace, Inc. ...........................          897,840
     182,800 * Chiron Corp. ...................................        6,934,975
      57,300 * Covance, Inc. ..................................          408,263
      85,000 * Forest Laboratories, Inc. ......................        7,522,500
      83,884   Genzyme Corp. ..................................        4,765,660
      78,200   ICN Pharmaceuticals, Inc. ......................        2,722,338
      28,500 * Incyte Pharmaceuticals, Inc. ...................        1,503,375
     159,200 * IVAX Corp. .....................................        5,989,900
      87,700 * Millennium Pharmaceuticals, Inc. ...............        7,333,913
     130,200   Mylan Laboratories, Inc. .......................        3,490,988
      66,100 * Sepracor, Inc. .................................        6,320,812
                                                                  --------------
                                                                      48,591,914
                                                                  --------------
               ELECTRIC PRODUCTS -
               MISCELLANEOUS - 0.10%
      32,232   Cmp Group, Inc. ................................          934,728
                                                                  --------------
               ELECTRICAL EQUIPMENT - 0.20%
      36,700 * Antec Corp. ....................................        1,844,175
                                                                  --------------
               ELECTRONIC EQUIPMENT - 0.32%
      32,162   AMETEK, Inc. ...................................          669,372
      64,540   Hubbell, Inc., Class B..........................        1,702,243
      45,000 * UCAR International, Inc. .......................          551,250
                                                                  --------------
                                                                       2,922,865
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 3.73%
      95,604 * Arrow Electronics, Inc. ........................        3,352,115
      51,200 * Commscope, Inc. ................................        1,977,600
     206,900 * Concord EFS, Inc. ..............................        5,017,325
      36,400 * Imation Corp. ..................................        1,030,575
      23,500 * MagnaTek, Inc. .................................          198,281
      49,900   Pittston Brink's Group..........................          757,856
      42,500 * Sawtek, Inc. ...................................        2,733,280
      77,200 * Sensormatic Electronics Corp. ..................        1,211,075
     133,850   Symbol Technologies, Inc. ......................        5,897,765
      90,082 * Vishay Intertechnology, Inc. ...................        6,373,302
      62,200 * Waters Corp. ...................................        5,877,900
                                                                  --------------
                                                                      34,427,074
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ENTERTAINMENT - 0.54%
      35,000 * GTECH Holdings Corp. ...........................   $      772,188
      53,100   International Speedway Corp. ...................        2,273,344
      90,350 * Mandalay Resort Group...........................        1,914,291
                                                                  --------------
                                                                       4,959,823
                                                                  --------------
               FERTILIZERS - 0.19%
     115,200   IMC Global, Inc. ...............................        1,771,200
                                                                  --------------
               FINANCE COMPANIES - 0.19%
      61,000   Finova Group, Inc. .............................          728,188
      48,800   Keystone Financial, Inc. .......................        1,040,050
                                                                  --------------
                                                                       1,768,238
                                                                  --------------
               FINANCIAL SERVICES - 1.52%
      54,100   Allamerica Financial Corp. .....................        3,120,894
     153,600 * Convergys Corp. ................................        6,902,400
      31,000 * Investment Technology Group, Inc. ..............        1,046,250
      25,400 * NCO Group, Inc. ................................          606,425
      85,300   Waddell & Reed Financial, Inc. .................        2,340,418
                                                                  --------------
                                                                      14,016,387
                                                                  --------------
               FOODS - 1.99%
      36,864   Dean Foods Co. .................................        1,119,744
      55,718   Dole Food Co., Inc. ............................          975,065
      27,572   Dreyer's Grand Ice Cream, Inc. .................          584,182
      99,908   Flowers Industries, Inc. .......................        1,804,588
     143,600   Hormel Foods Corp. .............................        2,486,075
     107,200   IBP, Inc. ......................................        1,768,800
      18,724   International Multifoods Corp. .................          260,966
      68,800   Interstate Bakeries Corp. ......................          997,600
      28,942   J.M Smucker Co., Class A........................          511,912
      30,042   Lance, Inc. ....................................          292,910
      70,456   McCormick & Co., Inc. ..........................        2,289,820
      29,100 * Suiza Foods Corp. ..............................        1,305,863
      39,600   Trinity Industries, Inc. .......................          873,675
     227,700   Tyson Foods, Inc., Class A......................        2,248,537
      50,100   Universal Foods Corp. ..........................          864,225
                                                                  --------------
                                                                      18,383,962
                                                                  --------------
               FOOTWEAR - 0.12%
      22,700 * Payless ShoeSource, Inc. .......................        1,146,350
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FREIGHT - 0.45%
      48,692   Airborne Freight Corp. .........................   $      982,970
      41,500   C. H. Robinson Worldwide, Inc. .................        1,864,906
      35,700   J.B. Hunt Transport Services, Inc. .............          571,200
      33,542   Overseas Shipholding Group, Inc. ...............          777,755
                                                                  --------------
                                                                       4,196,831
                                                                  --------------
               FUNERAL SERVICES - 0.05%
     106,800   Stewart Enterprises, Inc. ......................          427,200
                                                                  --------------
               HEALTHCARE - 2.55%
      51,700 * Apria Healthcare Group, Inc. ...................          743,188
      61,200 * Edwards Lifesciences Corp. .....................        1,243,125
      49,044 * First Health Group Corp. .......................        1,716,540
     123,000 * Foundation Health
               Systems, Inc., Class A..........................        1,476,000
     242,400 * Health Management Associates, Inc. .............        2,863,350
      53,900 * Lincare Holdings, Inc. .........................        1,563,100
      91,000   Omnicare, Inc. .................................        1,501,500
      81,300 * Oxford Health Plans, Inc. ......................        1,727,625
      43,548 * PacifiCare Health
               Systems, Inc., Class A..........................        2,822,455
      70,400 * Quorum Health Group, Inc. ......................          679,800
      67,500 * Steris Corp. ...................................          611,718
     104,700 * Sybron International Corp. .....................        3,317,680
      39,200 * Trigon Healthcare, Inc. ........................        1,960,000
      64,200 * VISX, Inc. .....................................        1,263,938
                                                                  --------------
                                                                      23,490,019
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.16%
      22,000   Bandag, Inc. ...................................          545,875
      46,008   Federal Signal Corp. ...........................          888,529
                                                                  --------------
                                                                       1,434,404
                                                                  --------------
               HOME BUILDERS - 0.13%
     139,762   Clayton Homes, Inc. ............................        1,240,388
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.03%
     102,300 * Beverly Enterprises, Inc. ......................          306,900
                                                                  --------------
               HOSPITAL SUPPLIES - 1.87%
      26,770 * Acuson Corp. ...................................          327,933
      29,066   Beckman Coulter, Inc. ..........................        1,747,593
      52,700   DENTSPLY International, Inc. ...................        1,617,231
      63,400   Hillenbrand Industries, Inc. ...................        1,945,587

--------------------------------------------------------------------------------

 14                            MIDCAP INDEX FUND      May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOSPITAL SUPPLIES - Continued
      31,200 * MiniMed, Inc. ..................................   $    3,728,400
      70,500 * PSS World Medical, Inc. ........................          594,844
     193,528   Stryker Corp. ..................................        7,317,777
                                                                  --------------
                                                                      17,279,365
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.08%
      38,656   Church & Dwight Co., Inc. ......................          703,056
                                                                  --------------
               HUMAN RESOURCES - 1.06%
      35,906   Kelly Services, Inc., Class A...................          825,838
      75,500   Manpower, Inc. .................................        2,670,813
      95,600 * Modis Professional Services, Inc. ..............          979,900
      89,500 * Robert Half International, Inc. ................        5,314,063
                                                                  --------------
                                                                       9,790,614
                                                                  --------------
               INFORMATION PROCESSING - 1.27%
      87,100 * Acxiom Corp. ...................................        2,547,675
      43,300 * CDW Computer Centers, Inc. .....................        5,065,422
      39,800 * Micrel, Inc. ...................................        2,537,250
      82,100 * Sybase, Inc. ...................................        1,565,030
                                                                  --------------
                                                                      11,715,377
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 0.73%
      63,200 * DST Systems, Inc. ..............................        4,743,950
     270,900 * Informix Corp. .................................        1,964,025
                                                                  --------------
                                                                       6,707,975
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 0.87%
     174,900 * Jabil Circut, Inc. .............................        6,383,850
     161,600   Quantum Corp. - DLT & Storage Systems...........        1,676,600
                                                                  --------------
                                                                       8,060,450
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 1.61%
      60,400 * Cambridge Technology Partners, Inc. ............          486,975
      59,600 * Checkfree Holdings Corp. .......................        2,492,025
      89,000 * Gartner Group, Inc., Class B....................          984,562
      89,200 * Rationale Software Corp. .......................        6,539,475
     128,000 * SunGard Data Systems, Inc. .....................        4,344,000
                                                                  --------------
                                                                      14,847,037
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 1.55%
     196,400 * Intuit, Inc. ...................................   $    7,119,500
      51,300 * Macromedia, Inc. ...............................        4,110,412
     140,000 * Networks Associates, Inc. ......................        3,062,500
                                                                  --------------
                                                                      14,292,412
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 4.52%
      57,646 * A.C. Nielson....................................        1,279,021
      49,400 * Affiliated Computer Services, Inc., Class A.....        1,682,688
     153,232   Comdisco, Inc. .................................        3,926,570
      52,100 * CSG Systems International, Inc. ................        2,591,975
      68,702   Diebold, Inc. ..................................        2,082,529
      64,700 * Electronic Arts, Inc. ..........................        4,132,713
     123,400 * Fiserv, Inc. ...................................        5,768,950
      71,500 * Keane, Inc. ....................................        1,917,093
      84,800 * Legato Systems, Inc. ...........................          922,200
      64,214 * Mentor Graphics Corp. ..........................        1,099,665
      73,400 * NOVA Corp. .....................................        2,156,125
      30,900 * Nvidia Corp. ...................................        3,526,463
      35,672 * Policy Management Systems Corp. ................          363,408
      76,800   Reynolds and Reynolds Co., Class A..............        1,680,000
     100,800 * Storage Technology Corp. .......................        1,127,700
      35,790 * Structural Dynamic Research Corp. ..............          407,111
      42,400 * Sykes Enterprises, Inc. ........................          818,850
      59,700 * Symantec Corp. .................................        3,925,275
      51,700 * Tech Data Corp. ................................        1,941,980
      32,400 * Transaction Systems Architects, Inc., Class A...          392,850
                                                                  --------------
                                                                      41,743,166
                                                                  --------------
               INSURANCE - CASUALTY - 0.35%
      58,266   American Financial Group, Inc. .................        1,627,806
      46,900   Everest Reinsurance Group, Ltd. ................        1,594,600
                                                                  --------------
                                                                       3,222,406
                                                                  --------------
               INSURANCE - LIFE - 0.19%
      64,300   Protective Life Corp. ..........................        1,768,250
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.80%
      69,800   Ambac Financial Group, Inc. ....................        3,516,175
      29,098   HSB Group, Inc. ................................          845,661
      60,000   Ohio Casualty Corp. ............................          716,250
      44,500   PMI Group, Inc. ................................        2,258,375
                                                                  --------------
                                                                       7,336,461
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MULTILINE - 1.06%
      41,000   Horace Mann Educators Corp. ....................   $      697,000
     127,000   Old Republic International Corp. ...............        2,230,437
      88,400   Reliastar Financial Corp. ......................        4,552,600
      71,300   Unitrin, Inc. ..................................        2,286,056
                                                                  --------------
                                                                       9,766,093
                                                                  --------------
               LEISURE TIME - 0.57%
      75,800   Callaway Golf Co. ..............................        1,373,875
      75,400 * International Game Technology ..................        2,045,225
      78,100 * Premier Parks, Inc. ............................        1,859,755
                                                                  --------------
                                                                       5,278,855
                                                                  --------------
               LODGING - 0.42%
     306,600 * Park Place Entertainment Corp. .................        3,870,825
                                                                  --------------
               MACHINE TOOLS - 0.26%
      43,700 * Gilead Sciences, Inc. ..........................        2,389,844
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.08%
      59,300   AGCO Corp. .....................................          741,250
                                                                  --------------
               MACHINERY - CONSTRUCTION & CONTRACTS - 0.89%
      62,500 * Calpine Corp. ..................................        6,621,094
      27,112   Granite Construction, Inc. .....................          706,607
      25,936 * Jacobs Engineering Group, Inc. .................          862,372
                                                                  --------------
                                                                       8,190,073
                                                                  --------------
               MACHINERY - INDUSTRIAL/SPECIALTY - 1.04%
      30,532 * Albany International Corp., Class A.............          436,989
      70,600 * American Standard Companies, Inc. ..............        3,260,838
      37,336   Flowserve Corp. ................................          597,376
      30,900   Newport News Shipbuilding, Inc. ................        1,021,630
      16,600   Nordson Corp. ..................................          805,100
      28,066   Stewart & Stevenson Services, Inc. .............          392,923
      19,800   Tecumseh Products Co., Class A..................          894,713
      55,484   Tidewater, Inc. ................................        2,156,941
                                                                  --------------
                                                                       9,566,510
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                  MIDCAP INDEX FUND                15

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISE - DRUG - 1.40%
      38,300 * Express Scripts, Inc., Class A..................   $    2,053,838
      67,300 * Medimmune, Inc. ................................       10,456,738
      73,100 * Perrigo Co. ....................................          438,600
                                                                  --------------
                                                                      12,949,176
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.24%
      69,100 * Barnes & Noble, Inc. ...........................        1,308,581
      73,644 * BJ's Wholesale Club, Inc. ......................        2,282,964
     114,900 * OfficeMax, Inc. ................................          624,769
      58,622   Sotheby's Holdings, Inc., Class A...............          956,271
      72,800   Tiffany & Co. ..................................        4,436,250
      56,700 * Williams-Sonoma, Inc. ..........................        1,817,944
                                                                  --------------
                                                                      11,426,779
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 0.58%
      48,300   Blyth Industries, Inc. .........................        1,310,138
      77,700 * Borders Group, Inc. ............................        1,092,655
      49,000 * Neiman Marcus Group, Inc., Class A..............        1,286,250
     144,600 * Saks, Inc. .....................................        1,671,938
                                                                  --------------
                                                                       5,360,981
                                                                  --------------
               MERCHANDISING - FOOD - 0.40%
      42,300   Hannaford Bros. Co. ............................        3,056,175
      46,400   Ruddick Corp. ..................................          643,800
                                                                  --------------
                                                                       3,699,975
                                                                  --------------
               MERCHANDISING - MASS - 0.81%
      67,800 * Dollar Tree Stores, Inc. .......................        4,034,100
     173,800   Family Dollar Stores, Inc. .....................        3,432,550
                                                                  --------------
                                                                       7,466,650
                                                                  --------------
               METALS - MISCELLANEOUS - 0.22%
      30,112   Kennametal, Inc. ...............................          794,203
      24,500   Precision Castparts Corp. ......................        1,194,375
                                                                  --------------
                                                                       1,988,578
                                                                  --------------
               METALS - STEEL - 0.34%
     111,700   AK Steel Holding Corp. .........................        1,082,094
      21,920   Carpenter Technology Corp. .....................          453,470
      11,014   Cleveland-Cliffs, Inc. .........................          280,169
      40,084   Harsco Corp. ...................................        1,077,257
       1,300   Oregon Steel Mills, Inc. .......................            2,844
      24,900   Ryerson Tull, Inc. .............................          245,888
                                                                  --------------
                                                                       3,141,722
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MISCELLANEOUS - 0.58%
     137,300 * MarchFirst, Inc. ...............................   $    2,591,538
      32,600 * Polycom, Inc. ..................................        2,740,438
                                                                  --------------
                                                                       5,331,976
                                                                  --------------
               MULTIMEDIA - 0.78%
     244,900 * Cadence Design Systems, Inc. ...................        3,918,400
      69,900 * Synopsys, Inc. .................................        3,307,143
                                                                  --------------
                                                                       7,225,543
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.76%
      28,700 * Hanover Compressor Co. .........................        1,684,330
     113,200   Kinder Morgan, Inc. ............................        3,693,150
      82,272   Questar Corp. ..................................        1,671,150
                                                                  --------------
                                                                       7,048,630
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.09%
      77,750   Pennzoil-Quaker State Co. ......................          855,250
                                                                  --------------
               OIL - INTEGRATED
               INTERNATIONAL - 0.32%
      44,892   Murphy Oil Corp. ...............................        2,912,369
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 4.09%
      86,300 * BJ Services Co. ................................        6,181,238
     152,800   Dynegy, Inc. ...................................       11,784,700
     108,800 * Grant Prideco, Inc. ............................        2,529,600
     132,300 * Noble Drilling Corp. ...........................        5,738,513
     167,800 * Ocean Energy, Inc. .............................        2,517,000
     185,500 * Santa Fe Snyder Corp. ..........................        2,341,938
      89,743 * Varco International, Inc. ......................        1,951,924
     108,800   Weatherford International, Inc. ................        4,685,200
                                                                  --------------
                                                                      37,730,113
                                                                  --------------
               OIL - SERVICES - 2.80%
      85,600   Devon Energy Corp. .............................        5,119,950
     138,100   ENSCO International, Inc. ......................        4,824,869
     175,400 * Global Marine, Inc. ............................        4,966,012
     139,500 * Nabors Industries, Inc. ........................        5,998,500
      48,992 * Smith International, Inc. ......................        3,873,430
      38,700   York International Corp. .......................        1,011,038
                                                                  --------------
                                                                      25,793,799
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL/GAS PRODUCERS - 1.22%
      67,500   Cabot Corp. ....................................   $    1,759,219
      50,000   Helmerich & Payne, Inc. ........................        1,862,500
      56,770   Noble Affiliates, Inc. .........................        2,231,771
      99,900 * Pioneer Natural Resources Corp. ................        1,492,256
      86,560   Ultramar Diamond Shamrock Corp. ................        2,245,150
      55,782   Valero Energy Corp. ............................        1,631,624
                                                                  --------------
                                                                      11,222,520
                                                                  --------------
               PAPER/FOREST PRODUCTS - 1.40%
      51,378   Bowater, Inc. ..................................        2,655,600
      90,640   Consolidated Papers, Inc. ......................        3,387,670
      82,500   Georgia-Pacific Corp. - Timber Group............        1,907,813
      51,378   Longview Fibre Co. .............................          616,536
      42,100   P.H Glatfelter Co. .............................          497,306
      48,152   Pentair, Inc. ..................................        1,889,965
      27,400   Rayonier, Inc. .................................        1,102,850
      27,840   Standard Register Co. ..........................          377,580
      51,222   Wausau-Mosinee Paper Corp. .....................          473,804
                                                                  --------------
                                                                      12,909,124
                                                                  --------------
               PUBLISHING - NEWS - 1.16%
      44,500   Lee Enterprises, Inc. ..........................          973,438
      26,536   Media General, Inc., Class A....................        1,346,702
     107,300   Reader's Digest Association,
               Inc., Class A...................................        3,634,788
       9,422   Washington Post Co., Class B....................        4,715,711
                                                                  --------------
                                                                      10,670,639
                                                                  --------------
               PUBLISHING/PRINTING - 0.53%
      25,172   Banta Corp. ....................................          465,682
      31,064   Houghton Mifflin Co. ...........................        1,242,560
      16,600 * Scholastic Corp. ...............................          882,913
      56,500 * Valassis Communications, Inc. ..................        1,864,500
      41,956   Wallace Computer Services, Inc. ................          419,560
                                                                  --------------
                                                                       4,875,215
                                                                  --------------
               RAILROAD - 0.25%
      49,248   GATX Corp. .....................................        1,659,041
      51,100 * Wisconsin Central
               Transportation Corp. ...........................          664,300
                                                                  --------------
                                                                       2,323,341
                                                                  --------------

--------------------------------------------------------------------------------

 16                            MIDCAP INDEX FUND      May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               RESTAURANTS - 1.44%
      38,600   Bob Evans Farms, Inc. ..........................   $      525,925
      65,500 * Brinker International, Inc. ....................        1,854,469
      41,964 * Buffets, Inc. ..................................          487,832
      58,532   CBRL Group, Inc. ...............................          848,714
      26,200   Lone Star Steakhouse &
               Saloon, Inc. ...................................          276,738
      74,500 * Outback Steakhouse, Inc. .......................        2,258,281
      30,600 * Papa Johns International, Inc. .................          766,913
     184,700 * Starbucks Corp. ................................        6,279,800
                                                                  --------------
                                                                      13,298,672
                                                                  --------------
               SAVINGS & LOAN - 0.91%
      54,300   Astoria Financial Corp. ........................        1,479,675
     213,500   Charter One Financial, Inc. ....................        4,857,125
     110,700   Dime Bancorp, Inc. .............................        2,020,275
                                                                  --------------
                                                                       8,357,075
                                                                  --------------
               SCHOOLS - 0.50%
      76,200 * Apollo Group, Inc., Class A.....................        2,214,563
      69,000 * DeVry, Inc. ....................................        1,927,687
      42,200 * Sylvan Learning Systems, Inc. ..................          474,750
                                                                  --------------
                                                                       4,617,000
                                                                  --------------
               SECURITIES RELATED - 1.13%
      89,700   A.G. Edwards, Inc. .............................        3,133,894
     290,800 * E*Trade Group, Inc. ............................        4,525,575
      63,100   Legg Mason, Inc. ...............................        2,784,288
                                                                  --------------
                                                                      10,443,757
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 1.53%
      77,100 * Microchip Technology, Inc. .....................        4,376,630
     126,500 * Novellus Systems, Inc. .........................        6,095,719
      73,800 * QLogic Corp. ...................................        3,625,425
                                                                  --------------
                                                                      14,097,774
                                                                  --------------
               SEMICONDUCTORS - 4.42%
     221,400 * Atmel Corp. ....................................        8,454,713
      44,200   Avnet, Inc. ....................................        3,058,088
      55,100 * Burr Brown Corp. ...............................        3,137,256
      66,300 * Cirrus Logic, Inc. .............................        1,151,963
     110,000 * Cypress Semiconductor Corp. ....................        4,626,875
     104,700 * Energizer Holdings, Inc. .......................        1,779,900
      94,000 * Integrated Device Technology, Inc. .............        4,459,125
      39,400 * TranSwitch Corp. ...............................        2,467,425

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
      38,100 * Triquint Semiconductor, Inc. ...................   $    3,595,687
     158,300 * Vitesse Semiconductor Corp. ....................        8,013,938
                                                                  --------------
                                                                      40,744,970
                                                                  --------------
               TELECOMMUNICATIONS - 2.06%
      39,400 * Adtran, Inc. ...................................        2,428,025
      53,004   COMSAT Corp. ...................................        1,298,598
      68,800   Harris Corp. ...................................        2,102,700
      32,300 * L-3 Communications Holdings, Inc. ..............        1,808,800
      59,400 * Powerwave Technologies, Inc. ...................        3,218,738
     128,000 * Sanmina Corp. ..................................        8,144,000
                                                                  --------------
                                                                      19,000,861
                                                                  --------------
               TEXTILE - PRODUCTS - 0.93%
      52,300 * Burlington Industries, Inc. ....................          173,244
     123,300 * Jones Apparel Group, Inc. ......................        3,305,981
      54,700 * Mohawk Industries, Inc. ........................        1,302,544
     134,500   Shaw Industries, Inc. ..........................        1,874,594
      59,158 * Unifi, Inc. ....................................          754,265
      33,868   Wellman, Inc. ..................................          666,775
      53,300   WestPoint Stevens, Inc., Class A................          542,994
                                                                  --------------
                                                                       8,620,397
                                                                  --------------
               TOBACCO - 0.40%
     109,300   R.J. Reynolds Tobacco Holdings, Inc. ...........        3,033,075
      28,600   Universal Corp. ................................          663,163
                                                                  --------------
                                                                       3,696,238
                                                                  --------------
               TRUCKERS - 0.27%
      24,628   Arnold Industries, Inc. ........................          281,683
      48,500   CNF Transportation, Inc. .......................        1,276,156
      64,200 * Swift Transportation Co., Inc. .................          902,813
                                                                  --------------
                                                                       2,460,652
                                                                  --------------
               UTILITIES - COMMUNICATION - 1.27%
     217,500   Broadwing, Inc. ................................        5,179,219
      61,682   Telephone and Data Systems, Inc. ...............        6,538,292
                                                                  --------------
                                                                      11,717,511
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - ELECTRIC - 6.39%
     110,228 Allegheny Energy, Inc. ...........................   $    3,410,178
      78,432 Alliant Energy Corp. .............................        2,171,585
      21,500 Black Hills Corp. ................................          514,656
      22,618 Cleco Corp. ......................................          774,667
      92,756 Conectiv, Inc. ...................................        1,547,866
     134,400 DPL, Inc. ........................................        3,150,000
      74,900 DQE, Inc. ........................................        3,164,525
     124,600 Energy East Corp. ................................        2,663,325
      32,132 Hawaiian Electric Industries, Inc. ...............        1,134,661
      37,446 Idacorp, Inc. ....................................        1,312,950
      85,556 IPALCO Enterprises, Inc. .........................        1,700,425
      61,838 Kansas City Power & Light Co. ....................        1,464,787
     130,500 LG&E Energy Corp. ................................        3,091,219
      73,272 Minnesota Power, Inc. ............................        1,350,953
     110,128 Montana Power Co. ................................        4,164,215
     125,800 Nisource, Inc. ...................................        2,272,262
     143,800 Northeast Utilities...............................        3,181,575
      60,000 Nstar.............................................        2,583,750
      77,684 OGE Energy Corp. .................................        1,514,838
     118,328 Potomac Electric Power Co. .......................        3,069,133
      40,674 Public Service Co. of New Mexico..................          678,747
      84,324 Puget Sound Energy, Inc. .........................        1,944,722
     103,376 Scana Corp. ......................................        2,674,853
      78,216 Sierra Pacific Resources..........................        1,129,244
     130,300 TECO Energy, Inc. ................................        2,793,306
      92,664 UtiliCorp United, Inc. ...........................        1,818,531
      46,348 Washington Gas Light Co. .........................        1,234,016
     117,704 Wisconsin Energy Corp. ...........................        2,486,496
                                                                  --------------
                                                                      58,997,485
                                                                  --------------
             UTILITIES - GAS, DISTRIBUTION - 1.09%
      56,572 AGL Resources, Inc. ..............................          940,510
     134,600 Keyspan Corp. ....................................        4,105,300
      85,536 MCN Energy Group, Inc. ...........................        1,951,290
      38,456 National Fuel Gas Co. ............................        1,992,501
      58,756 Vectren Corp. ....................................        1,101,675
                                                                  --------------
                                                                      10,091,276
                                                                  --------------
             WATER SERVICES - 0.24%
      96,700 American Water Works Co., Inc. ...................        2,260,363
                                                                  --------------
             TOTAL COMMON STOCK
             (Cost $787,064,482)...............................      875,199,257
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                  MIDCAP INDEX FUND                17

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             CORPORATE SHORT-TERM -
             COMMERCIAL PAPER - 4.47%
             BANKS - NEW YORK CITY - 1.10%
 $10,155,000 CitiCorp.,
             6.45% due 06/01/00................................   $   10,155,000
                                                                  --------------
             HEALTHCARE - 0.87%
   8,000,000 Cardinal Health, Inc.,
             6.50% due 06/02/00................................        7,998,554
                                                                  --------------
             MACHINERY - INDUSTRIAL/SPECIALTY - 1.96%
  18,079,000 Cooper Industries, Inc.,
             6.85% due 06/01/00................................       18,079,000
                                                                  --------------
             UTILITIES - ELECTRIC - 0.54%
   5,000,000 Appalachian Power Co.,
             6.83% due 06/06/00................................        4,995,251
                                                                  --------------
             TOTAL CORPORATE SHORT-TERM -
             COMMERCIAL PAPER
             (Cost $41,227,805)................................       41,227,805
                                                                  --------------
             UNITED STATES GOVERNMENT -
             SHORT-TERM - 0.32%
             U.S. TREASURY BILLS - 0.32%
             United States Treasury Bills:
     650,000 5.69% due 07/06/00................................          646,392
     600,000 5.66% due 07/06/00................................          596,688
      75,000 5.62% due 06/01/00................................           75,000
     525,000 5.61% due 06/01/00................................          525,000
     200,000 5.53% due 06/22/00................................          199,351
     550,000 5.50% due 06/15/00................................          548,816
     100,000 5.49% due 06/22/00................................           99,678
     300,000 5.44% due 06/29/00................................          298,725
                                                                  --------------
                                                                       2,989,650
                                                                  --------------
             TOTAL UNITED STATES GOVERNMENT -
             SHORT-TERM
             (Cost $2,989,650).................................        2,989,650
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $831,281,937) - 99.65%......................   $  919,416,712
                                                                  --------------

             * Non-income producing

                                                                     UNREALIZED
 CONTRACTS                                                          APPRECIATION

--------------------------------------------------------------------------------
          FUTURES CONTRACTS PURCHASED(1)
          (Delivery month/Value at 05/31/00)
  29(2)     Mid Cap 400 Index Futures
            (June/$477.80).......................................    $  112,625
  99(3)     S&P 500 Index Futures
            (June/$1,422.20).....................................       194,550
                                                                     ----------
                                                                     $  307,175
                                                                     ----------

(1) U.S. Treasury Bills with a market value of approximately $2,990,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 500.
(3)  Per 250.

--------------------------------------------------------------------------------

 18                           SMALL CAP INDEX FUND    May 31, 2000

                       Average Annual Total Return--Fund

   1 Year                     5 Year                Since Inception*
--------------------------------------------------------------------
   10.22%                     13.53%                     12.32%

* May 1, 1992

                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                                        Balanced Fund     S&P 500
                                        -------------     -------

        5/92                                 9,950         10,133
        5/93                                11,606         12,089
        5/94                                12,324         13,139
        5/95                                13,554         14,494
        5/96                                18,230         19,696
        5/97                                19,599         21,068
        5/98                                23,780         25,544
        5/99                                23,196         24,858
        5/00                                25,567         27,322

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total assets: $229,006,179
 NAV on 05/31/00: $15.66
 One year total return: 10.22%
 Net expense ratio: 0.40%
 Inception date: 05/01/92

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Magali Azema-Barac, PhD

Describe the benchmark the Fund expects to echo.
The Small Cap Index Fund seeks to replicate the performance of the Russell 2000 Index (the lower 2000 stocks of the top 3000 capitalized companies, in effect all of the major smaller stocks).

How did the Fund perform relative to its benchmark?
The small cap market as measured by the Russell 2000 returned 9.91% for the fiscal year ending May 31, 2000 vs. 10.22% for the Fund.

What were the dominant sectors in the Russell 2000 Index?
Technology was the best performing sector in the Russell 2000 for the year ending May 31, 2000 with a return of 69.00%; Energy posted a solid 52.49% for the same period. Consumer Discretionary was the weakest sector in the Russell 2000 for the year ending May 31, 2000 with a negative return of 16.25%; Financial Services did not fare much better at a negative 14.70%.

          Top 10 Holdings

   1. Mercury Interactive
      Corp. ...................  0.73%
   2. Millennium
      Pharmaceuticals, Inc. ...  0.68%
   3. BroadVision, Inc. .......  0.65%
   4. Cypress Semiconductor
      Corp. ...................  0.44%
   5. Human Genome Sciences,
      Inc. ....................  0.42%
   6. Integrated Device
      Technology, Inc. ........  0.41%
   7. LAM Research Corp. ......  0.41%
   8. AMKOR Technologies,
      Inc. ....................  0.38%
   9. Advanced Fibre
      Communications, Inc. ....  0.35%
  10. Andrew Corp. ............  0.35%

 Portfolio holdings are subject to change.

What do you see ahead in the market for the next fiscal period?
The markets continue to be volatile as we enter the 18th year of this current bull market; demographics continue to favor the stock market as a long-term investment, as more and more baby boomers plan their retirement.

             /s/ Magali Azema-Barac
             Magali Azema-Barac, PhD
             Portfolio Manager

--------------------------------------------------------------------------------

 May 31, 2000                 SMALL CAP INDEX FUND              19

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 95.43%
               ADVERTISING - 0.81%
       6,625 * ADVO, Inc. .....................................   $      212,828
       4,800 * Direct Focus, Inc. .............................          153,600
       1,164 * Doubleclick, Inc. ..............................           49,179
       7,000 * E4L, Inc. ......................................            6,563
       6,400 * Getty Images, Inc. .............................          210,800
         300   Grey Advertising, Inc. .........................          141,150
      10,387 * HA-LO Industries, Inc. .........................           57,778
       4,017   Interpublic Group Corp. ........................          172,480
       3,100 * Marketing Services Group, Inc. .................           15,984
       3,600 * Modem Media . Poppe Tyson, Inc. ................           43,425
       2,800   Penton Media, Inc. .............................           78,400
       8,700   True North Communications, Inc. ................          380,081
       9,800 * Westwood One, Inc. .............................          325,238
         146 * Zap.Com Corp. ..................................              438
                                                                  --------------
                                                                       1,847,944
                                                                  --------------
               AEROSPACE/DEFENSE - 0.84%
       2,465 * Alliant Techsystems, Inc. ......................          170,085
       7,100 * Aviall, Inc. ...................................           38,163
       6,300 * Be Aerospace, Inc. .............................           42,525
       2,100   Cubic Corp. ....................................           42,000
       5,402   Fairchild Corp., Class A........................           25,660
       8,100   Gencorp, Inc. ..................................           79,481
       2,500   HEICO Corp. ....................................           32,813
       2,700 * Moog, Inc. .....................................           57,713
       7,700 * Orbital Sciences Corp. .........................           94,325
       9,400   Perkinelmer, Inc. ..............................          493,500
       5,100 * Remec, Inc. ....................................          173,081
       1,700 * Sequa Corp., Class A............................           81,069
       9,100 * Titan Corp. ....................................          326,463
       6,100 * Trimble Navigation, Ltd. .......................          269,544
                                                                  --------------
                                                                       1,926,422
                                                                  --------------
               AIRLINES - 0.51%
      14,000 * Airtran Holdings, Inc. .........................           57,750
       6,000 * Alaska Air Group, Inc. .........................          186,750
       7,800 * American West Holdings
               Corp., Class B..................................          138,938
       2,300 * Amtran, Inc. ...................................           32,488
       3,100 * Atlantic Coast Airlines Holdings, Inc. .........           94,356
       4,150 * Atlas Air, Inc. ................................          134,356

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AIRLINES - Continued
       5,700   Circle International Group, Inc. ...............   $      107,588
       2,200 * Frontier Airlines, Inc. ........................           29,013
       6,500 * Mesa Airlines, Inc. ............................           39,000
       1,850 * Mesaba Holdings, Inc. ..........................           21,275
       4,350 * Midwest Express Holdings, Inc. .................           90,534
       5,200   SkyWest, Inc. ..................................          198,250
      15,400 * Transport World Airlines, Inc. .................           37,538
                                                                  --------------
                                                                       1,167,836
                                                                  --------------
               APPAREL & PRODUCTS - 0.95%
       4,400 * Ann Taylor Stores Corp. ........................          114,400
       1,900 * Bebe Stores, Inc. ..............................           16,863
       5,500   Brown Shoe Company, Inc. .......................           65,656
       2,100 * Buckle, Inc. ...................................           28,481
       4,300 * Children's Place, Inc. .........................           82,238
       4,400 * Columbia Sportswear Co. ........................          115,500
       7,400 * Donna Karan International, Inc. ................           52,263
       5,100 * Dress Barn, Inc. ...............................          109,013
       4,800 * Footstar, Inc. .................................          172,200
       7,600 * Goodys Family Clothing, Inc. ...................           41,325
       5,000 * Guess?, Inc. ...................................           76,250
       8,700 * Gymboree Corp. .................................           24,469
       4,900 * Jo-ann Stores, Inc. ............................           46,550
       5,550   Kellwood Co. ...................................           93,656
       3,200 * Land's End, Inc. ...............................           98,400
       5,969 * Mens Wearhouse, Inc. ...........................          119,007
       7,900 * Nautica Enterprises, Inc. ......................           97,763
       7,300 * Oakley, Inc. ...................................           70,719
       4,900   OshKosh B'Gosh, Inc., Class A...................           82,688
       1,500   Oxford Industries, Inc. ........................           23,156
       6,537 * Pacific Sunwear of California, Inc. ............          105,001
       6,000   Phillips-Van Heusen Corp. ......................           52,125
       5,150 * Quicksilver, Inc. ..............................           70,169
       4,600 * Shoe Carnival, Inc. ............................           33,638
       3,500 * Shop At Home, Inc. .............................           14,656
       4,100   Talbots, Inc. ..................................          234,213
       2,800   UniFirst Corp. .................................           22,925
       2,500 * Urban Outfitters, Inc. .........................           22,500
       3,600 * Value City Department Stores, Inc. .............           35,775
       3,900 * Wet Seal, Inc. .................................           44,606
                                                                  --------------
                                                                       2,166,205
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               APPLIANCES/FURNISHINGS - 0.80%
       6,400   Aaron Rents, Inc. ..............................   $       83,200
       6,500 * Applica, Inc. ..................................           95,875
       3,850   Bassett Furniture Industries, Inc. .............           47,163
       8,800   Ethan Allen Interiors, Inc. ....................          204,600
      10,300 * Furniture Brands International, Inc. ...........          164,156
       8,797 * Griffon Corp. ..................................           53,332
       7,400   Haverty Furniture Companies, Inc. ..............           83,250
      15,200   Heilig-Meyers Co. ..............................           25,650
      12,400   Hussmann International, Inc. ...................          358,050
       7,600   Kimball International, Inc., Class B............          122,550
      12,800   La-Z-Boy Chair Co. .............................          205,600
      13,185 * Metromedia International
               Group, Inc. ....................................           56,860
       3,500   National Presto Industries, Inc. ...............          108,719
       4,650   Oneida, Ltd. ...................................           88,641
         800 * Salton, Inc. ...................................           25,350
       3,750   SLI, Inc. ......................................           48,750
      17,600 * Sunbeam Corp. ..................................           55,000
                                                                  --------------
                                                                       1,826,746
                                                                  --------------
               AUTO - CARS - 0.17%
       5,400 * Avis Group Holdings, Inc. ......................          103,950
       6,500 * Budget Group, Inc. .............................           24,781
       3,700 * Group 1 Automotive, Inc. .......................           42,550
       4,000 * Lithia Motors, Inc. ............................           48,500
       1,050   Oshkosh Truck Corp., Class B....................           32,025
       4,700 * Rent-A-Center, Inc. ............................           94,588
       4,000 * United Auto Group, Inc. ........................           35,750
                                                                  --------------
                                                                         382,144
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.55%
      10,600 * Allen Telecom, Inc. ............................          169,600
       5,700   Arvin Industries, Inc. .........................          102,600
       9,700   Donaldson Co., Inc. ............................          221,888
       6,000 * Hayes Lemmerz International, Inc. ..............           86,625
      12,000   Mark IV Industries, Inc. .......................          255,000
      14,550 * Miller Industries, Inc. ........................           33,647
       5,400   Modine Manufacturing Co. .......................          108,675
       4,800   Superior Industries International, Inc. ........          134,100
       9,800 * Tower Automotive, Inc. .........................          135,975
                                                                  --------------
                                                                       1,248,110
                                                                  --------------

--------------------------------------------------------------------------------

 20                           SMALL CAP INDEX FUND    May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - REPLACEMENT PARTS - 0.55%
       5,100   A. O. Smith Corp. ..............................   $      107,100
       5,100 * Aftermarket Technology Corp. ...................           30,600
      15,100 * Collins & Aikman Corp. .........................           89,656
       3,800 * CSK Auto Corp. .................................           57,000
       4,700 * Discount Auto Parts, Inc. ......................           47,000
       2,400 * Dura Automotive Systems, Inc. ..................           28,650
       7,500   Gentek, Inc. ...................................          101,250
       7,800   Kaydon Corp. ...................................          181,838
       4,200   Midas, Inc. ....................................          108,938
       5,122   Myers Industries, Inc. .........................           69,787
       6,000 * O'Reilly Automotive, Inc. ......................           81,750
      11,300   Pep Boys-Manny, Moe & Jack......................           80,513
       4,850   Simpson Industries, Inc. .......................           42,438
       3,100   Standard Motor Products, Inc. ..................           30,031
       8,100 * Valance Technology, Inc. .......................          118,463
       5,568   Wynn's International, Inc. .....................           75,168
                                                                  --------------
                                                                       1,250,182
                                                                  --------------
               BANKS - OTHER - 0.58%
       1,600   Alabama National Bancorp........................           30,400
       6,400   First Bancorp. .................................          116,000
       3,200   First Merchants Corp. ..........................           68,400
       4,143   First Union Corp. ..............................          145,782
      14,580   Hudson United Bancorp...........................          354,476
       3,000   Irwin Financial Corp. ..........................           43,313
       4,400 * Net.B@nk, Inc. .................................           46,475
      11,200   Republic Security Financial Co. ................           45,500
      20,097   Sky Financial Group, Inc. ......................          310,247
       5,800   Sterling Bancshares, Inc. ......................           64,163
      10,600   W Holding Company, Inc. ........................           96,725
                                                                  --------------
                                                                       1,321,481
                                                                  --------------
               BANKS - REGIONAL - 4.42%
       5,280   1st Source Corp. ...............................           93,720
       6,850   AMCORE Financial, Inc. .........................          132,719
       7,700   Anchor BanCorp Wisconsin, Inc. .................          118,388
       1,900   Area Bancshares Corp. ..........................           37,288
          34   BancFirst Corp. ................................            1,088
      10,800   BancorpSouth, Inc. .............................          166,050
      10,600   BancWest Corp. .................................          198,088
       1,350   Bank Atlantic Bancorp, Inc., Class A............            5,147
       9,000   Bank Atlantic Bancorp, Inc., Class B............           51,188
       2,931   Bank of Granite Corp. ..........................           57,155

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
       7,000   Bank United Corp. ..............................   $      251,125
      10,220   Banknorth Group, Inc. ..........................          142,441
       4,987   BBT Corp. ......................................          146,181
       2,663 * BOK Financial Corp. ............................           43,440
       2,000   Brenton Banks, Inc. ............................           20,000
       1,500   BSB Bancorp, Inc. ..............................           28,594
       3,360   BT Financial Corp. .............................           57,330
       1,350   Capital City Bank Group, Inc. ..................           25,313
       2,300   Cathay Bancorp, Inc. ...........................          105,656
       4,297   Centura Banks, Inc. ............................          185,845
       3,713   Chemical Financial Corp. .......................          103,036
      10,037   Citizens Banking Corp. .........................          184,430
       2,388   City Holding Co. ...............................           23,880
       7,900   Commerce Bancorp, Inc. .........................          362,413
       7,900   Commonwealth Bancorp, Inc. .....................           90,850
      11,500   Community First Bankshares, Inc. ...............          189,750
       3,031   Community Trust Bancorp, Inc. ..................           43,950
       2,450   Corus Bankshares, Inc. .........................           60,331
       5,605   F&M National Corp. .............................          132,768
       2,500   Farmers Capital Bank Corp. .....................           75,000
      12,958   First American Corp., Class A...................          215,427
       2,300   First Charter Corp. ............................           36,800
       1,750   First Citizens BancShares, Inc., Class A........          105,000
       4,100   First Commerce Bancshares, Inc., Class B........          147,600
      10,472   First Commonwealth Financial Corp. .............          102,102
       7,829   First Financial Bancorp. .......................          138,965
       2,200   First Financial Bankshares, Inc. ...............           64,350
       2,131   First Financial Corp. ..........................           68,192
       9,252   First Midwest Bancorp, Inc. ....................          231,300
       5,800   First United Bancshares, Inc. ..................           97,875
       5,019   FNB Corp. ......................................           92,224
       7,900 * Friedman, Billings, Ramsey Group, Inc., Class A.           50,363
       3,700   Frontier Financial Corp. .......................           62,900
       5,015   GBC Bancorp.....................................          143,241
       4,500   Greater Bay Bancorp.............................          205,594
       5,700   Harbor Florida Bancshares, Inc. ................           60,563
       2,673   Harleysville National Corp. ....................           79,188
       4,500   Harris Financial, Inc. .........................           28,406
      10,871 * Imperial Bancorp................................          192,960

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
      18,600   Independence Community Bank Corp. ..............   $      248,775
       4,779   Integra Bank Corp. .............................           95,580
       2,825   International Bancshares Corp. .................          124,300
       3,900   InterWest Bancorp, Inc. ........................           59,475
         800   Merchants New York Bancorp, Inc. ...............           13,600
         412   Midamerica Bancorp..............................            9,631
       4,500   Midwest Banc Holdings, Inc. ....................           61,313
       2,400   Mississippi Valley Bancshares, Inc. ............           54,600
       4,000   National Bancorp of Alaska, Inc. ...............          161,500
       3,754   National Penn Bancshares, Inc. .................           82,588
       6,084   NBT Bancorp, Inc. ..............................           60,460
      12,500   North Fork Bancorporation, Inc. ................          207,031
       2,400   Omega Financial Corp. ..........................           54,750
       8,458   One Valley Bancorp, Inc. .......................          314,003
       5,200   Pacific Capital Bancorp.........................          142,350
       2,100   Park National Corp. ............................          184,275
       3,600   Peoples Holding Co. ............................           73,800
       6,300   PFF Bancorp, Inc. ..............................           86,625
      12,136   Republic Bancorp, Inc. .........................          118,326
       6,000   Republic Bancorp, Inc., Class A.................           39,188
       3,000 * Republic Bancshares, Inc. ......................           29,250
       6,200   Riggs National Corp. ...........................           89,900
       6,580   S&T Bancorp, Inc. ..............................          118,440
       5,940   Santander Bancorp...............................           77,220
       9,800 * Silicon Valley Bancshares.......................          321,563
       5,400   South Financial Group, Inc. ....................           68,175
       7,600 * Southwest Bancorporation of Texas, Inc. ........          150,100
       1,875   Sterling Financial Corp. .......................           28,594
       8,918   Susquehanna Bancshares, Inc. ...................          120,950
       5,400   Texas Regional Bancshares, Inc., Class A........          145,463
       1,800 * Three Rivers Bancorp............................           14,400
       5,700   Trust Company of New Jersey.....................          104,381
      16,780   TrustCo Bank Corp. NY...........................          205,555
       6,586   U.S. Bancorp, Inc. .............................          171,236
       3,600   U.S. Bancorp, Inc.-Pennsylvania ................           16,425
       6,636   U.S.B. Holding Co., Inc. .......................           82,950
       4,171   UMB Financial Corp. ............................          154,327
      10,600   United Bankshares, Inc. ........................          201,400
       8,800   Webster Financial Corp. ........................          202,950
       7,590   West Coast Bancorp..............................           82,541
       6,794   Westcorp........................................           73,885
       5,800   Whitney Holding Corp. ..........................          225,838
                                                                  --------------
                                                                      10,133,927
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                 SMALL CAP INDEX FUND              21

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.19%
       4,400 * Beringer Wine Estates Holdings, Inc., Class B ..   $      167,200
       3,900 * Canandaigua Brands, Inc., Class A...............          204,263
       2,000 * Robert Mondavi Corp., Class A...................           62,750
                                                                  --------------
                                                                         434,213
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 0.03%
       1,400   Coca-Cola Bottling Co. .........................           68,250
                                                                  --------------
               BROADCASTING - 0.58%
       5,400   Ackerley Group, Inc. ...........................           65,475
       6,900 * ACTV, Inc. .....................................           84,094
       1,400 * Adelphia Business Solutions.....................           59,325
       3,800 * Citadel Communications Corp. ...................          152,238
       2,900 * Cumulus Media, Inc. ............................           32,988
       3,000 * Data Broadcasting Corp. ........................           13,781
       7,800 * Emmis Communications Corp., Class A.............          266,175
       3,600 * Entercom Communications Corp. ..................          163,800
       7,400 * Paxson Communications Corp. ....................           57,350
       4,000 * Sinclair Broadcast Group, Inc. .................           33,000
       3,500 * Sirius Satellite Radio, Inc. ...................          132,563
       5,500 * Source Media, Inc. .............................           29,734
       1,300   United Television, Inc. ........................          174,200
       2,300 * Young Broadcasting, Inc., Class A...............           52,900
                                                                  --------------
                                                                       1,317,623
                                                                  --------------
               BUILDING MATERIALS - 0.65%
       7,200   Apogee Enterprises, Inc. .......................           29,700
       1,450   Butler Manufacturing Co. .......................           32,353
       3,000   Centex Construction Products, Inc. .............           90,000
       9,500 * Comfort Systems USA, Inc. ......................           57,594
       5,000   Cooper Companies, Inc. .........................          172,500
      12,800 * Dal-Tile International, Inc. ...................          116,000
       5,025   Elcor Corp. ....................................           95,789
      16,300   Fedders Corp. ..................................           98,819
       4,600   Florida Rock Industries, Inc. ..................          181,988
      11,900   Interface, Inc., Class A........................           51,319
       2,948   Lennox International, Inc. .....................           34,639
       3,800   Matthews International Corp., Class A...........           95,000
       3,800   Mestek, Inc. ...................................           63,175
       5,100 * NCI Building Systems, Inc. .....................           87,019
         900 * Simpson Manufacturing Co. ......................           42,863
       5,100   Texas Industries, Inc. .........................          146,306
       6,000   Watsco, Inc. ...................................           88,875
                                                                  --------------
                                                                       1,483,939
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CHEMICAL - MAJOR - 0.21%
       6,200   Albemarle Corp. ................................   $      136,400
       2,400   Chemed Corp. ...................................           72,750
       6,009 * Hexcel Corp. ...................................           46,570
       2,900 * Invitrogen Corp. ...............................          115,638
       6,900   Polymer Group, Inc. ............................           50,456
       1,900   Spartech Corp. .................................           56,288
                                                                  --------------
                                                                         478,102
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 1.87%
       7,500   A. Schulman, Inc. ..............................           88,594
       9,200 * Agribiotech, Inc. ..............................              230
      15,100 * Airgas, Inc. ...................................           81,163
       3,200   Arch Chemicals, Inc. ...........................           55,200
       5,050   Brady Corp. ....................................          152,131
       5,600   Cambrex Corp. ..................................          235,900
       5,300   ChemFirst, Inc. ................................          110,638
      42,487   CK Witco Corp. .................................          515,155
      12,200 * Cytec Industries, Inc. .........................          330,925
       5,600   Dexter Corp. ...................................          242,200
       8,200   Ethyl Corp. ....................................           21,013
       8,500   Ferro Corp. ....................................          188,063
       9,800 * Fisher Scientific International, Inc. ..........          338,100
       5,100   Geon Co. .......................................          109,650
       7,500   Georgia Gulf Corp. .............................          187,500
       3,200   H.B. Fuller Co. ................................          124,200
      11,700   M.A. Hanna Co. .................................          136,744
       3,700   MacDermid, Inc. ................................           75,850
       4,700   Minerals Technologies, Inc. ....................          217,375
       1,200   NCH Corp. ......................................           48,000
       5,600   NL Industries, Inc. ............................           97,300
       6,600   Olin Corp. .....................................          103,125
       5,800   OM Group, Inc. .................................          283,475
       8,100   Omnova Solutions, Inc. .........................           57,713
       9,300   Procurenet, Inc. ...............................            1,395
       6,200   Rollins, Inc. ..................................           73,625
       2,000   Stepan Co. .....................................           43,750
      18,800 * W.R. Grace & Co. ...............................          236,175
       5,800   WD-40 Co. ......................................          112,738
                                                                  --------------
                                                                       4,267,927
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               COAL - 0.04%
       4,400   Arch Coal, Inc. ................................   $       33,000
       1,634   NACCO Industries, Inc., Class A.................           61,684
                                                                  --------------
                                                                          94,684
                                                                  --------------
               COMMERCIAL SERVICES - 0.37%
      12,900 * Billing Concepts Corp. .........................           60,066
       3,950   Central Parking Corp. ..........................          103,934
      14,100 * Century Business Services, Inc. ................           37,013
      10,700 * Elot, Inc. .....................................           28,756
       6,500 * Integrated Electrical Services, Inc. ...........           32,094
       5,900 * Iron Mountain, Inc. ............................          215,350
       2,600 * IT Group, Inc. .................................           15,113
       3,800 * Lason, Inc. ....................................            9,975
       3,100 * MemberWorks, Inc. ..............................           99,975
       8,400 * Navigant Consulting Co. ........................           38,850
         700 * NBC Internet, Inc., Class A.....................           13,913
       4,700 * Prepaid Legal Services, Inc. ...................          141,881
       3,600 * Wackenhut Corp., Class A........................           47,925
                                                                  --------------
                                                                         844,845
                                                                  --------------
               CONGLOMERATES - 0.16%
      10,700   Alexander & Baldwin, Inc. ......................          247,438
       1,200 * MAXXAM, Inc. ...................................           30,600
       9,100   Ogden Corp. ....................................           78,488
                                                                  --------------
                                                                         356,526
                                                                  --------------
               CONSUMER FINANCE - 0.56%
      15,400 * AmeriCredit Corp. ..............................          283,938
       6,874   Chittenden Corp. ...............................          190,324
       7,400   Eaton Vance Corp. ..............................          321,900
       9,594   Metris Companies, Inc. .........................          354,978
       5,350   WesBanco, Inc. .................................          124,388
                                                                  --------------
                                                                       1,275,528
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.41%
       3,300 * Alltrista Corp. ................................           81,056
       7,600   AptarGroup, Inc. ...............................          201,875
       6,250   Clarcor, Inc. ..................................          110,547
       1,653   Corning, Inc. ..................................          319,752
       1,800 * CSS Industries, Inc. ...........................           36,000
       5,000   Greif Brothers Corp., Class A...................          155,000
       3,500 * Silgan Holdings, Inc. ..........................           32,813
                                                                  --------------
                                                                         937,043
                                                                  --------------

--------------------------------------------------------------------------------

 22                           SMALL CAP INDEX FUND    May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONTAINERS - PAPER - 0.13%
       5,100   Chesapeake Corp. ...............................   $      166,706
      13,400 * Gaylord Container Corp., Class A................           53,600
       3,200 * Ivex Packaging Corp. ...........................           28,800
       4,790   Rock-Tenn Co., Class A..........................           45,803
                                                                  --------------
                                                                         294,909
                                                                  --------------
               COSMETICS/TOILETRIES - 0.06%
       2,400 * Chattem, Inc. ..................................           28,500
       8,400 * Playtex Products, Inc. .........................           97,650
                                                                  --------------
                                                                         126,150
                                                                  --------------
               DRUGS - 4.72%
       5,400 * Abgenix, Inc. ..................................          426,600
       3,000 * Algos Pharmaceuticals Corp. ....................           37,313
      11,200 * Alkermes, Inc. .................................          410,200
       4,700   ALPharma Inc., Class A..........................          232,650
      10,600 * AmeriSource Health Corp., Class A...............          258,375
       4,700 * Applied Analytical Industries, Inc. ............           36,131
       2,300 * Barr Laboratories, Inc. ........................          124,487
       8,499   Bindley Western Industries, Inc. ...............          162,011
       6,500   Carter-Wallace, Inc. ...........................          130,000
      10,500 * Celgene Corp. ..................................          385,875
       3,500 * Cell Pathways, Inc. ............................           70,219
       6,600 * Cephalon, Inc. .................................          341,550
       2,200 * Chirex, Inc. ...................................           38,088
       8,700 * Columbia Laboratories, Inc. ....................           82,650
       5,400 * COR Therapeutics, Inc. .........................          342,225
       1,900 * Corixa Corp. ...................................           60,563
       4,300 * Coulter Pharmaceutical, Inc. ...................           79,819
      14,500 * Covance, Inc. ..................................          103,313
       2,400 * Cygnus, Inc. ...................................           19,350
      10,600 * Dura Pharmaceuticals, Inc. .....................          123,888
       3,619 * Elan Corp., Plc. - ADR..........................          144,081
       5,000 * GelTex Pharmaceuticals, Inc. ...................           98,125
       5,000 * Guilford Pharmaceuticals, Inc. .................           70,000
       3,200   Herbalife International, Inc., Class A..........           27,800
      11,000 * Human Genome Sciences, Inc. ....................          965,250
      10,600 * IDEC Pharmaceuticals Corp. .....................          676,412
       5,800 * Incyte Pharmaceuticals, Inc. ...................          305,950
       4,100 * Inhale Therapeutic Systems, Inc. ...............          298,275
       7,900 * Isis Pharmaceuticals, Inc. .....................           73,075
      13,275   Jones Pharma, Inc. .............................          483,707
       6,900 * King Pharmaceuticals, Inc. .....................          369,150
      11,058 * Ligand Pharmaceuticals, Inc., Class B...........          118,182

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
       6,900 * Medicis Pharmaceutical Corp., Class A...........   $      322,575
      18,600 * Millennium Pharmaceuticals, Inc. ...............        1,555,425
       7,130   Natures Sunshine Products, Inc. ................           53,920
       3,100 * Neurogen Corp. .................................           72,850
      15,600 * P-Com, Inc. ....................................          114,562
       6,200 * Parexel International Corp. ....................           55,800
       4,400 * Pathogenesis Corp. .............................           66,275
       2,400 * Pharmacyclics, Inc. ............................          101,400
       4,900 * Regeneron Pharmaceuticals, Inc. ................           99,838
       3,200 * SafeScience, Inc. ..............................           26,800
       5,200 * SangStat Medical Corp. .........................          138,450
       2,400 * Schein Pharmaceutical, Inc. ....................           49,050
       5,928 * Shire Pharmaceuticals Group, Plc. - ADR.........          258,609
      27,500 * Sicor, Inc. ....................................          235,468
       2,500 * SuperGen, Inc. .................................           59,063
       6,300 * Triangle Pharmaceuticals, Inc. .................           39,375
       6,100 * Vertex Pharmaceuticals, Inc. ...................          450,638
                                                                  --------------
                                                                      10,795,412
                                                                  --------------
               ELECTRIC PRODUCTS -
               MISCELLANEOUS - 0.13%
       7,900   CMP Group, Inc. ................................          229,100
       5,300   Harmon Industries, Inc. ........................           70,225
                                                                  --------------
                                                                         299,325
                                                                  --------------
               ELECTRICAL EQUIPMENT - 0.97%
       2,200 * Aeroflex, Inc. .................................           79,475
      19,400 * AMKOR Technologies, Inc. .......................          868,150
       6,000 * Antec Corp. ....................................          301,500
       9,000   Avista Corp. ...................................          201,375
       2,600 * Benchmark Electronics, Inc. ....................           88,400
       2,100   C & D Technologies, Inc. .......................          152,250
       3,600 * Global Imaging Systems, Inc. ...................           32,400
      10,900 * Intergraph Corp. ...............................           60,630
       3,600 * NeoMagic Corp. .................................           11,138
       1,900 * Northeast Optic Network, Inc. ..................           64,956
       2,100 * Power-One, Inc. ................................          184,012
       5,200 * Power Integrations, Inc. .......................          120,900
         200 * Tweeter Home Entertainment Group, Inc. .........            5,825
       4,500 * WESCO International, Inc. ......................           43,594
                                                                  --------------
                                                                       2,214,605
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT - 1.97%
       7,900   AMETEK, Inc. ...................................   $      164,419
       7,800 * Amphenol Corp., Class A.........................          358,800
       5,900   Belden, Inc. ...................................          161,513
       4,400 * C-COR Electronics, Inc. ........................           96,800
       6,800 * Cable Design Technologies Corp. ................          188,275
      15,500 * Digital Microwave Corp. ........................          433,031
       6,450 * Electro Rent Corp. .............................           69,741
       6,400 * Electro Scientific Industries, Inc. ............          302,400
       6,500 * Esterline Technologies Corp. ...................           88,563
      10,100   General Cable Corp. ............................           83,956
       1,335   General Electric Co. ...........................           70,254
       7,000 * GenRad, Inc. ...................................           51,188
       8,700 * Identix, Inc. ..................................          112,013
       9,300 * Kemet Corp. ....................................          624,843
       7,100 * Kent Electronics Corp. .........................          197,025
       5,100 * Littelfuse, Inc. ...............................          204,637
       9,700 * Mail-Well, Inc. ................................           90,938
       4,900 * Pinnacle Holdings, Inc. ........................          240,100
       3,900 * Plexus Corp. ...................................          325,650
       4,200   Standex International Corp. ....................           70,613
       1,200 * Thermo Ecotek Corp. ............................            9,375
       5,850   Thomas Industries, Inc. ........................          117,000
       4,700 * Triumph Group, Inc. ............................          131,600
      11,100 * UCAR International, Inc. .......................          135,975
       6,800 * Vicor Corp. ....................................          179,775
                                                                  --------------
                                                                       4,508,484
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 3.83%
       7,000 * Alpha Industries, Inc. .........................          322,438
      15,900 * Ampex Corp., Class A............................           27,825
       1,650   Analogic Corp. .................................           59,606
       4,300 * Arguss Communications, Inc. ....................           70,950
       9,600   BMC Industries, Inc. ...........................           36,600
       5,000 * BriteSmile, Inc. ...............................           37,188
       9,100 * Checkpoint Systems, Inc. .......................           72,231
      13,000 * Commscope, Inc. ................................          502,125
       6,800   CTS Corp. ......................................          375,275
       5,400 * Dionex Corp. ...................................          189,675
       7,600 * DSP Group, Inc. ................................          340,100
      12,075   Flextronics International, Ltd. ................          657,332
       6,500   Gerber Scientific, Inc. ........................           78,000
       3,400 * Hadco Corp. ....................................          300,050
       3,975   Harman International Industries, Inc. ..........          230,052

--------------------------------------------------------------------------------

 May 31, 2000                 SMALL CAP INDEX FUND              23

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRONIC INSTRUMENTS - Continued
      12,461 * Harmonic, Inc. .................................   $      556,851
       9,400 * Imation Corp. ..................................          266,138
      12,300 * InterDigital Communications Corp. ..............          197,569
      11,000 * Lattice Semiconductor Corp. ....................          652,438
       7,700 * LTX Corp. ......................................          201,163
       7,700 * MagnaTek, Inc. .................................           64,969
       8,550   Methode Electronics, Inc., Class A..............          306,731
       4,430 * Metromedia Fiber Network, Inc. .................          137,053
       9,400 * Mettler-Toledo International, Inc. .............          368,363
       1,400 * Molecular Devices Corp. ........................           74,725
       2,200 * Optical Cable Corp. ............................           52,388
       2,600   Park Electrochemical Corp. .....................           65,163
       4,700 * Performance Food Group Co. .....................          148,638
       6,937   Pioneer-Standard Electronics, Inc. .............           83,244
      11,672   Pittston Brink's Group..........................          177,269
      12,600 * Read-Rite Corp. ................................           25,200
       5,400 * Sawtek, Inc. ...................................          347,288
       7,600 * Semtech Corp. ..................................          423,700
      16,900 * Sensormatic Electronics Corp. ..................          265,119
       3,500   Technitrol, Inc. ...............................          241,500
      10,800   Tektronix, Inc. ................................          577,800
       9,000 * Thermedics, Inc. ...............................           75,938
       4,600 * Varian, Inc. ...................................          162,437
                                                                  --------------
                                                                       8,771,131
                                                                  --------------
               ENTERTAINMENT - 0.63%
       3,600 * AMC Entertainment, Inc. ........................           17,100
       7,300 * Argosy Gaming Co. ..............................          115,431
       7,500 * Ascent Entertainment Group, Inc. ...............          114,375
      10,600 * Aztar Corp. ....................................          135,150
       2,400 * Carmike Cinemas, Inc., Class A..................           12,750
       7,000 * Florida Panthers Holdings, Inc. ................           60,375
       4,300   Gaylord Entertainment Co. ......................           97,288
       1,900 * GC Companies, Inc. .............................           50,231
       9,200 * GTECH Holdings Corp. ...........................          202,975
       8,400 * Hollywood Entertainment Corp. ..................           57,750
       5,900 * Marvel Enterprises, Inc. .......................           25,444
       6,946 * Midway Games, Inc. .............................           45,583
       5,600 * Pegasus Communications Corp. ...................          229,600
       4,800 * Playboy Enterprises, Inc. ......................           63,000
       6,000 * THQ, Inc. ......................................           57,750
      10,600 * Trans World Entertainment Corp. ................          106,000
       2,200 * Trendwest Resorts, Inc. ........................           51,425
                                                                  --------------
                                                                       1,442,227
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FERTILIZERS - 0.11%
       9,400   Delta & Pine Land Co. ..........................   $      202,100
       6,604   Mississippi Chemical Corp. .....................           38,385
       8,400 * Terra Industries, Inc. .........................           17,850
                                                                  --------------
                                                                         258,335
                                                                  --------------
               FINANCE COMPANIES - 0.25%
      10,100 * Associates First Capital Corp. .................              455
       7,700 * Contifinancial Corp. ...........................              193
      11,500 * Credit Acceptance Corp. ........................           63,250
       8,000   Doral Financial Corp. ..........................           89,000
       8,034 * Imperial Credit Industries, Inc. ...............           27,617
       2,200 * Next Card, Inc. ................................           21,313
       2,766   Oriental Financial Group, Inc. .................           38,378
      12,900   Phoenix Investment Partners, Ltd. ..............          108,038
         106 * Search Financial Services, Inc. ................                -
       1,100   Siebert Financial Corp. ........................            8,181
       3,900 * SierraCities, Inc. .............................           15,600
       2,400   Student Loan Corp. .............................           91,650
       2,400 * Triad Guaranty, Inc. ...........................           44,400
      17,800 * UniCapital Corp. ...............................           12,238
       2,800   WFS Financial, Inc. ............................           44,100
                                                                  --------------
                                                                         564,413
                                                                  --------------
               FINANCIAL SERVICES - 0.68%
       4,700   Advanta Corp. ..................................           79,019
       4,400   Advest Group, Inc. .............................           84,150
       5,300 * Affiliated Managers Group, Inc. ................          177,550
       3,800 * Charles River Associates, Inc. .................           67,925
       5,100 * Coinstar, Inc...................................           47,175
       5,100   Jefferies Group, Inc. ..........................          102,955
       8,000   Leucadia National Corp. ........................          208,500
       5,200   Medallion Financial Corp. ......................           73,125
       3,400 * NCO Group, Inc. ................................           81,175
       4,500 * New Century Financial Corp. ....................           42,750
       5,600   Resource America, Inc. .........................           38,850
       6,200   Richmond Count Financial Corp. .................          116,250
       3,520   Southwest Securities Group, Inc. ...............          102,080
       2,900 * TheStreet.com, Inc. ............................           17,355
      10,500 * Track Data Corp. ...............................           12,469
      13,100   United Asset Management Corp. ..................          242,350
       2,100   Value Line, Inc. ...............................           69,300
                                                                  --------------
                                                                       1,562,978
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FOODS - 1.26%
       2,700 * Agribrands International, Inc. .................   $      111,881
       4,400 * American Italian Pasta Co., Class A.............          108,075
      15,600   Chiquita Brands International, Inc. ............           61,425
       9,200   Corn Products International, Inc. ..............          225,975
       9,700 * Del Monte Foods Co. ............................           82,450
       6,400   Dreyer's Grand Ice Cream, Inc. .................          135,600
      10,500   Earthgrains Co. ................................          173,250
       3,900 * Grand Union Co. ................................            3,413
       2,100 * Hain Celestial Group, Inc. .....................           61,950
       3,800 * International Home Foods, Inc. .................           64,600
       4,400   International Multifoods Corp. .................           61,325
       3,600   Interpool, Inc. ................................           28,800
       4,100 * J & J Snack Foods Corp. ........................           60,987
       6,200   J.M. Smucker Co., Class A.......................          109,663
       6,000   Lance, Inc. ....................................           58,500
       3,800   Michael Foods, Inc. ............................           87,400
      15,600 * NBTY, Inc. .....................................          248,625
       1,600   Pilgrim's Pride Corp., Class A..................            9,500
       3,200   Pilgrim's Pride Corp., Class B .................           25,600
       7,840 * Ralcorp Holdings, Inc. .........................           99,960
       4,200   Riviana Foods, Inc. ............................           69,300
         300   Seaboard Corp. .................................           55,200
       8,200 * Suiza Foods Corp. ..............................          367,975
      12,000   Trinity Industries, Inc. .......................          264,750
       4,100 * United Natural Foods, Inc. .....................           62,013
      11,600   Universal Foods Corp. ..........................          200,100
       7,300 * Vlasic Foods International, Inc. ...............           15,969
       4,050 * Wild Oats Markets, Inc. ........................           37,463
                                                                  --------------
                                                                       2,891,749
                                                                  --------------
               FOOTWEAR - 0.35%
       6,200 * Genesco, Inc. ..................................           95,713
      11,850 * Just For Feet, Inc. ............................              356
       4,200   Justin Industries, Inc. ........................           73,238
       2,550 * Kenneth Cole Productions, Inc., Class A.........           85,266
       8,600 * Reebok International, Ltd. .....................          119,325
      12,100   Stride Rite Corp. ..............................           79,406
       3,200 * Timberland Co., Class A.........................          236,400
      10,400   Wolverine World Wide, Inc. .....................          117,000
                                                                  --------------
                                                                         806,704
                                                                  --------------

--------------------------------------------------------------------------------

 24                           SMALL CAP INDEX FUND    May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FREIGHT - 0.70%
      10,400   Airborne Freight Corp. .........................   $      209,950
       6,700   AMCOL International Corp. ......................          111,388
      10,000   C. H. Robinson Worldwide, Inc. .................          449,375
       4,200 * Egl, Inc. ......................................          101,063
       7,800   J.B. Hunt Transport Services, Inc. .............          124,800
       8,412 * Kirby Corp. ....................................          186,116
      14,000   OMI Corp. ......................................           58,625
       7,300   Overseas Shipholding Group, Inc. ...............          169,269
       2,900 * SEACOR SMIT, Inc. ..............................          185,963
                                                                  --------------
                                                                       1,596,549
                                                                  --------------
               GOLD MINING - 0.03%
      32,600 * Battle Mountain Gold Co. .......................           63,163
                                                                  --------------
               HARDWARE & TOOLS - 0.05%
       3,900   Barnes Group, Inc. .............................           65,081
       1,900   Lawson Products, Inc. ..........................           45,481
                                                                  --------------
                                                                         110,562
                                                                  --------------
               HEALTHCARE - 1.89%
       3,450 * Accredo Health, Inc. ...........................           82,800
       4,600 * Advance Paradigm, Inc. .........................           71,300
       5,400 * Alterra Healthcare Corp. .......................           10,463
      12,700 * Apria Healthcare Group, Inc. ...................          182,563
       3,619   Block Drug Co., Inc., Class A...................          100,427
      44,500 * Caremark Rx, Inc. ..............................          269,781
       3,500 * CareMatrix Corp. ...............................            2,516
      10,300 * First Health Group Corp. .......................          360,500
       4,225 * Gentiva Health Services, Inc. ..................           36,969
       4,700 * Hanger Orthopedic Group, Inc. ..................           22,619
       5,900 * Henry Schein, Inc. .............................          103,987
      10,600   Hooper Holmes, Inc. ............................          108,650
       6,100 * ImClone Systems, Inc. ..........................          430,813
       9,600 * Integrated Health Services, Inc. ...............            1,728
       8,300   Invacare Corp. .................................          205,425
       1,900 * Laboratory Corp. of America Holdings............          136,563
       3,700 * LCA-Vision, Inc. ...............................           10,175
         580 * LTC Healthcare, Inc. ...........................              580
       1,500 * MAXIMUS, Inc. ..................................           31,125
       9,500 * Medquist, Inc. .................................          393,063
       6,200   Mentor Corp. ...................................          148,800
       8,800 * NCS HealthCare, Inc., Class A...................            7,700
       5,800 * Onhealth Network Co. ...........................           14,138
       5,875 * Patterson Dental Co. ...........................          299,257

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HEALTHCARE - Continued
       4,699 * Pharmaceutical Product Development, Inc. .......   $       77,534
      15,700 * PhyCor, Inc. ...................................            7,359
       2,304 * Priority Healthcare Corp. ......................          117,504
       2,000 * Professional Detailing, Inc. ...................           53,500
       3,100 * Province Healthcare Co. ........................           87,188
      17,700 * Quorum Health Group, Inc. ......................          170,916
      10,875 * Renal Care Group, Inc. .........................          259,641
       8,196 * Respironics, Inc. ..............................          131,648
       6,800 * Sierra Health Services, Inc. ...................           28,475
      15,000 * Steris Corp. ...................................          135,938
      11,088 * Sun Healthcare Group, Inc. .....................              665
       8,300 * Sunrise Medical, Inc. ..........................           36,831
       2,400 * Superior Consultant Holdings Corp. .............           18,900
      16,600 * Total Renal Care Holdings, Inc. ................           65,363
      13,300 * US Oncology, Inc. ..............................           63,175
       1,600   Vital Signs, Inc. ..............................           33,800
                                                                  --------------
                                                                       4,320,379
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.26%
       5,400   Bandag, Inc. ...................................          133,987
       2,200   Detroit Diesel Corp. ...........................           34,650
      11,200   Federal Signal Corp. ...........................          216,300
       4,700 * Terex Corp. ....................................           74,906
       8,200   Titan International, Inc. ......................           48,688
       5,850   Wabash National Corp. ..........................           74,953
                                                                  --------------
                                                                         583,484
                                                                  --------------
               HOME BUILDERS - 0.58%
      12,205   D. R. Horton, Inc. .............................          159,428
       5,400 * Del Webb Corp. .................................           82,350
      10,800 * Fairfield Communities, Inc. ....................           91,125
      11,700   Kaufman & Broad Home Corp. .....................          202,556
       5,600   M.D.C. Holdings, Inc. ..........................          108,150
       2,400 * NVR, Inc. ......................................          132,000
       4,781 * Palm Harbor Homes, Inc. ........................           71,715
       6,900   Pulte Corp. ....................................          153,094
       4,800   Ryland Group, Inc. .............................          106,500
       8,200   Standard Pacific Corp. .........................           93,275
       6,200 * Toll Brothers, Inc. ............................          120,125
                                                                  --------------
                                                                       1,320,318
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOSPITAL MANAGEMENT - 0.42%
      18,400 * Beverly Enterprises, Inc. ......................   $       55,200
      14,400 * Coventry Health Care, Inc. .....................          171,000
       6,600 * Eclipsys Corp. .................................           46,200
       1,498 * Healtheon/WebMD Corp. ..........................           21,908
       4,100 * Lifepoint Hospitals, Inc. ......................           87,893
       7,900 * Magellan Health Services, Inc. .................           16,788
       9,800 * Orthodontic Centers of America, Inc. ...........          224,788
       3,900 * Pediatrix Medical Group, Inc. ..................           27,788
         648 * Simione Central Holdings, Inc. .................            1,943
       3,600 * Sunquest Information Systems, Inc. .............           26,213
       4,100 * Sunrise Assisted Living, Inc. ..................           74,569
       3,500 * Triad Hospitals, Inc. ..........................           75,031
      13,300 * Ventas, Inc. ...................................           50,706
       5,300 * Veterinary Centers of America, Inc. ............           71,881
                                                                  --------------
                                                                         951,908
                                                                  --------------
               HOSPITAL SUPPLIES - 1.11%
       2,430   Abbott Laboratories.............................           98,871
       5,700 * Acuson Corp. ...................................           69,825
       3,400   Arrow International, Inc. ......................          112,200
      12,500 * Bio-Technology General Corp. ...................          131,250
       2,500 * Closure Medical Corp. ..........................           42,188
       6,000 * Coherent, Inc. .................................          339,000
       3,800 * CONMED Corp. ...................................           91,675
       4,700   Datascope Corp. ................................          176,837
       2,900   Diagnostic Products Corp. ......................           90,263
       1,900   Landauer, Inc. .................................           35,150
       6,326   Medtronic, Inc. ................................          326,580
       8,350   Owens & Minor, Inc. ............................           90,284
      17,075 * PSS World Medical, Inc. ........................          144,070
       6,800 * Scott Technologies, Inc. .......................          124,313
      10,500 * Summit Technology, Inc. ........................          194,906
       4,800 * TECHE Corp. ....................................          383,700
       9,800 * Theragenics Corp. ..............................           87,588
                                                                  --------------
                                                                       2,538,700
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.36%
         700   Bush Industries, Inc. ..........................           11,944
       9,600   Church & Dwight Co., Inc. ......................          174,600
       3,600 * Cost Plus, Inc. ................................          105,075
       6,000   Libbey, Inc. ...................................          181,500
      16,300   Tupperware Corp. ...............................          359,619
                                                                  --------------
                                                                         832,738
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                 SMALL CAP INDEX FUND              25

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HUMAN RESOURCES - 0.56%
       1,199   Adecco SA - ADR.................................   $      119,226
       2,500 * Administaff, Inc. ..............................          129,844
       1,900 * AHL Services, Inc. .............................           14,488
       4,500 * Careerbuilder, Inc. ............................           10,406
       4,500 * Cornell Companies, Inc. ........................           32,625
      16,380 * Interim Services, Inc. .........................          329,647
       2,600   Kelly Services, Inc., Class A...................           59,800
       7,500 * Kforce.com, Inc. ...............................           96,094
       2,600 * Korn/Ferry International........................           56,225
       8,550 * Labor Ready, Inc. ..............................           80,156
       8,100 * Metamor Worldwide, Inc. ........................          184,275
       7,700 * Personnel Group of America, Inc. ...............           30,800
       2,200 * Probusiness Services, Inc. .....................           58,575
       6,900 * Staff Leasing, Inc. ............................           24,797
      10,300 * Staffmark, Inc. ................................           51,500
                                                                  --------------
                                                                       1,278,458
                                                                  --------------
               INFORMATION PROCESSING - 1.78%
       5,700 * Advent Software, Inc. ..........................          214,463
      12,300 * American Management Systems, Inc. ..............          460,481
       5,500 * Ashton Technology Group, Inc. ..................           17,531
       5,000 * CACI International, Inc. .......................           98,750
       4,200 * CAIS Internet, Inc. ............................           58,800
       8,513 * ChoicePoint, Inc. ..............................          344,224
      17,550 * CHS Electronics, Inc. ..........................              176
       4,000 * Complete Business Solutions, Inc. ..............           90,000
       2,500 * Earthweb, Inc. .................................           25,155
       1,400 * F.Y.I., Inc. ...................................           45,675
       3,600 * Fidelity Holdings, Inc. ........................            9,000
         256 * Global Sources, Ltd. ...........................            6,976
       5,000 * Go2Net, Inc.....................................          228,125
       4,800 * InfoUSA, Inc., Class B..........................           24,300
       4,700 * Intraware, Inc. ................................           52,581
       2,592 * JDS Uniphase Corp. .............................          228,096
       3,500 * Juno Online Services, Inc. .....................           28,219
         700 * Launch Media, Inc. .............................            6,081
      11,400 * Learn2.com, Inc. ...............................           21,375
       4,000 * Mapquest.com, Inc. .............................           65,250
       4,000 * Maxwell Technologies, Inc. .....................           55,500
       6,800 * Micrel, Inc. ...................................          433,500
       4,600 * Pegasystems, Inc. ..............................           27,888
       8,400 * Quanta Services, Inc. ..........................          411,600
       7,200 * Rare Medium Group, Inc. ........................           98,100
       8,284 * S1 Corp. .......................................          278,550

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING - Continued
       5,900 * Sipex Corp. ....................................   $      129,155
       5,200 * Spyglass, Inc. .................................          161,200
      20,200 * Sybase, Inc. ...................................          385,062
       9,100 * Systemax, Inc. .................................           61,994
                                                                  --------------
                                                                       4,067,807
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 2.83%
       2,300 * 24/7 Media, Inc. ...............................           32,775
       5,000 * Actuate Software Corp. .........................          115,938
       4,400 * Allaire Corp. ..................................          182,875
       4,300 * Appliedtheory Corp. ............................           74,175
      11,800 * Aspect Development, Inc. .......................          690,300
       6,400 * Aspen Technology, Inc. .........................          132,000
       8,700 * AXENT Technologies, Inc. .......................          161,222
       2,918 * Baan Co. NV.....................................            8,025
       4,100 * Beyond.Com Corp. ...............................            6,534
       5,800 * Bindview Development Corp. .....................           40,238
       2,600 * Bottomline Technologies, Inc. ..................           79,463
       3,700 * Brio Technology, Inc. ..........................           52,263
       6,000 * Cerner Corp. ...................................          136,875
       8,900 * Ciber, Inc. ....................................          144,069
       2,100 * Concur Technologies, Inc. ......................           10,763
       3,900 * Echelon Corp. ..................................          209,137
       4,200 * Engineering Animation, Inc. ....................           40,163
       6,300 * Epicor Software Corp. ..........................           22,444
       4,800 * Exchange Applications, Inc. ....................           66,000
       4,100 * First Consulting Group, Inc. ...................           31,775
       2,500 * Great Plains Software, Inc. ....................          103,750
       7,900 * Harbinger Corp. ................................          118,006
       6,200 * HNC Software, Inc. .............................          254,200
       6,500 * Infocure Corp. .................................           28,438
       2,600 * Informatica Corp. ..............................          104,650
      68,150 * Informix Corp. .................................          494,088
       5,000 * ISS Group, Inc. ................................          370,000
       2,324 * Kana Communications, Inc. ......................          104,144
       8,000 * Macrovision Corp. ..............................          559,000
       4,600 * Mediconsult.com, Inc. ..........................            7,188
       4,600 * Mercator Software, Inc. ........................          136,850
       4,100 * Metro Information Services, Inc. ...............           40,872
       4,400 * Micromuse, Inc. ................................          438,075
       1,680 * Microsoft Corp. ................................          105,105
      18,700 * Microstrategy, Inc. ............................          356,469

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - Continued
       1,300 * Multex.com, Inc. ...............................   $       17,794
       5,300 * Navarre Corp. ..................................            9,441
       1,500 * Net Perceptions, Inc. ..........................           22,313
       6,000 * Onyx Software Corp. ............................          102,000
       1,700 * Pcorder.Com, Inc. ..............................           13,175
       6,117 * Peoplesoft, Inc. ...............................           84,491
      12,000 * Peregrine Systems, Inc. ........................          249,000
       2,600 * Pervasive Software, Inc. .......................           13,163
       5,500 * Private Business, Inc. .........................           10,484
       3,400 * Proxicom, Inc. .................................          155,975
       7,400 * Quadramed Corp. ................................           16,650
       7,100 * SAGA Systems, Inc. .............................          104,280
       3,000 * Sanchez Computer Associates, Inc. ..............           50,625
       6,500 * SS&C Technologies, Inc. ........................           31,688
       2,400 * Unigraphics Solutions, Inc. ....................           55,800
       1,800 * Webtrend Corp. .................................           46,125
       1,200 * Zomax, Inc. ....................................           21,375
                                                                  --------------
                                                                       6,462,248
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 0.68%
       2,400 * Anacomp, Inc. ..................................            6,600
       8,094 * Artesyn Technologies, Inc. .....................          178,068
      15,800 * Concurrent Computer Corp. ......................          134,300
       1,200 * Cybex Computer Products Corp. ..................           40,200
       3,700 * Egghead.com, Inc. ..............................           12,488
       3,000 * Electronics Boutique Holdings Corp. ............           41,813
       3,100 * Eshare Technologies, Inc. ......................           18,600
       5,000 * Hutchinson Technology, Inc. ....................           58,750
      65,900 * Iomega Corp. ...................................          214,175
      13,700 * Komag, Inc. ....................................           29,113
       9,400 * Maxtor Corp. ...................................           98,113
       7,000 * MEMC Electronic Materials, Inc. ................          107,188
       3,000 * Mercury Computer Systems, Inc. .................           94,125
      32,300 * Merisel, Inc. ..................................           26,243
      12,400 * Micron Electronics, Inc. .......................          115,475
       3,400 * MIPS Technologies, Inc., Class A................           85,425
       2,600 * Netopia, Inc. ..................................           87,425
       7,400 * PubliCARD, Inc. ................................           29,138
       6,300 * Radiant Systems, Inc. ..........................           98,438
      18,400 * Western Digitial Corp. .........................           86,250
                                                                  --------------
                                                                       1,561,927
                                                                  --------------

--------------------------------------------------------------------------------

 26                           SMALL CAP INDEX FUND    May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 1.19%
       5,400 * Answerthink Consulting Group, Inc. .............   $       95,513
      10,200 * Cambridge Technology Partners, Inc. ............           82,238
       3,300 * Catapult Communications Corp. ..................           26,194
       1,136 * CMGI, Inc. .....................................           54,315
       1,000 * Cognizant Technology Solutions Corp. ...........           56,000
       8,425 * Computer Horizons Corp. ........................           94,781
       5,900   Computer Task Group, Inc. ......................           42,406
       7,700 * Cotelligent, Inc. ..............................           35,131
       4,500   Creative Computers, Inc. .......................           20,250
       6,100 * Datastream Systems, Inc. .......................           61,000
       3,000 * Digital River, Inc. ............................           34,875
      10,025 * Eloyalty Corp. .................................          150,375
       4,800   Factset Research Systems, Inc. .................          123,600
       3,400 * Forrester Research, Inc. .......................          203,787
       6,000 * Globix Corp. ...................................          135,750
       8,500 * Igate Capital Corp. ............................          133,344
       2,500 * IVillage, Inc. .................................           19,688
       3,700 * Latitude Communications, Inc. ..................           43,244
       1,700 * Media Metrix, Inc. .............................           47,388
       5,100 * Messagemedia, Inc. .............................           15,300
       2,800 * ONEMAIN.COM.....................................           19,950
       3,150 * Pegasus Solutions, Inc. ........................           43,903
       6,400 * Presstek, Inc. .................................          121,600
       6,500 * Sagent Technology, Inc. ........................           51,594
       4,000 * Source Information Management Co. ..............           55,000
       2,700 * Startek, Inc. ..................................          171,113
       2,200 * SVI Holdings, Inc. .............................           16,913
       4,200 * Syntel, Inc. ...................................           50,925
       7,350 * USinternetworking, Inc. ........................          131,841
      15,800 * Verticalnet, Inc. ..............................          506,588
       3,300 * Zixit Corp. ....................................           86,006
                                                                  --------------
                                                                       2,730,612
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 1.02%
      41,400 * BroadVision, Inc. ..............................        1,482,636
       8,000 * Caprock Communications Corp. ...................          160,000
       3,900 * Imrglobal Corp. ................................           64,350
       7,000 * MTI Technology Corp. ...........................           49,438
       7,300 * Open Market, Inc. ..............................           77,563
       3,100 * SCM Microsystems, Inc. .........................          213,513
       2,600 * Tenfold Corp. ..................................           45,338
       6,000 * Verity, Inc. ...................................          202,500
       1,800 * Worldgate Communication, Inc. ..................           26,325
                                                                  --------------
                                                                       2,321,663
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - 5.00%
       3,300 * Activision, Inc. ...............................   $       20,419
       7,600 * Advanced Digital Information Corp. .............           96,900
       5,500   Analysts International Corp. ...................           44,688
       7,800 * Anixter International, Inc. ....................          220,350
       6,220 * Applied Graphics Technology, Inc. ..............           21,381
       1,932 * At Home Corp. ..................................           35,742
       3,400 * Auspex Systems, Inc. ...........................           16,150
       8,408 * Avant! Corp. ...................................          132,426
       2,850 * Barra, Inc. ....................................          125,577
       3,600 * Bell & Howell Co. ..............................           77,175
       4,400 * Black Box Corp. ................................          345,400
         700 * Brooktrout Technology, Inc. ....................           15,794
       6,200 * CCC Information Services Group, Inc. ...........           60,644
       6,900 * Computer Network Technology Corp. ..............           85,819
       1,649 * Computer Sciences Corp. ........................          158,201
       6,000 * Cybercash, Inc. ................................           26,250
       5,100 * Documentum, Inc. ...............................          280,819
       2,343 * EMC Corp. ......................................          272,520
       4,600 * Excalibur Technologies Corp. ...................          132,250
       2,600   Fair Issac & Co., Inc. .........................          109,525
       8,800 * FileNet Corp. ..................................          184,800
       9,200 * GT Interactive Software Corp. ..................           19,550
       7,410 * Hyperion Solutions Corp. .......................          232,489
       4,700 * IDX Systems Corp. ..............................           69,325
       3,900 * In Focus Systems, Inc. .........................          108,956
       7,400 * Information Resources, Inc. ....................           37,000
       6,300   Innovex, Inc. ..................................           54,338
       2,900 * INSpire Insurance Solutions, Inc. ..............            9,969
       6,500   Jack Henry & Associates, Inc. ..................          282,648
       6,150 * JDA Software Group, Inc. .......................           94,556
       3,050 * Kronos, Inc. ...................................           90,738
       5,700 * Learning Tree International, Inc. ..............          299,963
       6,600 * Manugistics Group, Inc. ........................          192,225
       8,600 * Mapics, Inc. ...................................           44,075
      15,800 * Mentor Graphics Corp. ..........................          270,575
      19,600 * Mercury Interactive Corp. ......................        1,661,100
       3,900 * MICROS Systems, Inc. ...........................          123,338
       6,000   MTS Systems Corp. ..............................           43,688
       7,800   National Computer Systems, Inc. ................          354,412

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - Continued
       5,775 * National Instruments Corp. .....................   $      210,066
       2,100 * Network Peripherals, Inc. ......................           36,881
       6,000 * Nvidia Corp. ...................................          684,750
      10,645 * Paxar Corp. ....................................          107,115
       9,100 * Phoenix Technologies, Ltd. .....................          163,800
       7,500 * Physician Computer Network, Inc. ...............               75
       7,200 * Pinnacle Systems, Inc. .........................          172,800
       7,300 * Policy Management Systems Corp. ................           74,369
       5,285 * Primark Corp. ..................................          137,410
       6,350 * Profit Recovery Group International, Inc. ......          115,094
      10,100 * Progress Software Corp. ........................          152,763
       4,600 * Project Software & Development, Inc. ...........          100,050
       6,800 * ProxyMed, Inc. .................................            9,350
       3,036 * PsiNet, Inc. ...................................           79,131
       2,550 * QRS Corp. ......................................           70,125
         700 * Radisys Corp. ..................................           27,300
       4,020 * Renaissance Worldwide, Inc. ....................            9,045
      12,600 * S3, Inc. .......................................          201,600
      11,000 * Sandisk Corp. ..................................          639,375
       8,000 * Santa Cruz Operation, Inc. .....................           33,500
       5,634 * Solectron Corp. ................................          186,274
       8,600 * Structural Dynamic Research Corp. ..............           97,825
       4,200 * Sykes Enterprises, Inc. ........................           81,113
       9,100 * Systems & Computer Technology Corp. ............          171,762
      10,025   Technology Solutions Co. .......................           49,185
       3,900 * Telescan, Inc. .................................           27,788
       7,500 * Transaction Systems Architects, Inc., Class A ..           90,938
       2,500 * Volt Information Sciences, Inc. ................           72,188
       9,700 * Wave Systems Corp. .............................          140,650
      14,515 * Wind River Systems, Inc. .......................          526,169
       5,900 * Xircom, Inc. ...................................          243,375
       5,900 * Zebra Technologies Corp., Class A...............          283,200
                                                                  --------------
                                                                      11,446,841
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                 SMALL CAP INDEX FUND              27

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               NETWORKING - 1.18%
       3,900 * ACT Networks, Inc. .............................   $       45,338
       3,200 * Advanced Radio Telecom Corp. ...................           32,800
       1,131 * Akamai Technologies, Inc. ......................           76,413
       4,500 * Apex, Inc. .....................................          163,688
       7,400 * Banyan Systems, Inc. ...........................           61,050
      10,800 * Concentric Network Corp. .......................          483,300
       3,200 * Concord Communications, Inc. ...................           79,600
       7,400 * Emulex Corp. ...................................          336,700
       2,900 * Entrust Technologies, Inc. .....................          141,375
       6,200 * Hypercom Corp. .................................           77,500
       3,200 * International FiberCom, Inc. ...................           45,800
      10,200 * Picturetel Corp. ...............................           31,875
       5,700 * Remedy Corp. ...................................          236,550
       8,900 * RSA Security, Inc. .............................          512,306
       5,000 * RWD Technologies, Inc. .........................           21,250
       3,300 * Softnet Systems, Inc. ..........................           35,269
       4,900 * Visual Networking, Inc. ........................          243,163
       4,200 * YouthStream Media Networks, Inc. ...............           23,363
       4,600 * Ziff-Davis, Inc. ...............................           38,813
                                                                  --------------
                                                                       2,686,153
                                                                  --------------
               INSURANCE - CASUALTY - 0.50%
       4,000 * Acceptance Insurance Co., Inc. .................           20,500
       5,900 * Arch Capital Group, Ltd. .......................           88,500
       2,900   Baldwin & Lyons, Inc., Class B..................           53,650
       6,200   Commerce Group, Inc. ...........................          168,175
       3,100   E.W. Blanch Holdings, Inc. .....................           79,631
       2,100 * FPIC Insurance Group, Inc. .....................           27,038
       8,217   Frontier Insurance Group, Inc. .................            9,758
       9,800   HCC Insurance Holdings, Inc. ...................          167,212
       2,700   Midland Co. ....................................           67,500
       4,400 * PICO Holdings, Inc. ............................           48,125
       1,300   PMA Capital Corp. ..............................           24,538
       9,200   Reliance Group Holdings, Inc. ..................           21,275
       2,100   RLI Corp. ......................................           76,388
       9,700   Selective Insurance Group, Inc. ................          178,844
       2,900   Stewart Information Services Corp. .............           36,613
       2,600 * Superior National Insurance Group, Inc. ........              208
       3,350   Trenwick Group, Inc. ...........................           50,250
       1,805   United Fire & Casualty Co. .....................           31,249
                                                                  --------------
                                                                       1,149,454
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - LIFE - 0.39%
       1,600   Kansas City Life Insurance Co. .................   $       47,600
      13,700   Mony Group, Inc. ...............................          507,756
         500 * National Western Life Insurance Co., Class A....           36,844
       6,000   Presidential Life Corp. ........................           87,750
       1,500   StanCorp Financial Group, Inc. .................           47,813
       9,300 * UICI............................................           45,338
       5,350   W. R. Berkley Corp. ............................          118,034
                                                                  --------------
                                                                         891,135
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.99%
       3,640   Ace, Ltd. ......................................           97,598
       3,687   Brown & Brown, Inc. ............................          171,905
       9,000   Crawford & Co., Class B.........................          105,750
       6,750   Fidelity National Financial, Inc. ..............          104,625
       8,600   Gallagher, Arthur J & Co. ......................          332,713
       3,200   Harleysville Group, Inc. .......................           54,000
       8,950   HSB Group, Inc. ................................          260,109
       2,747   Liberty Corp. ..................................           96,488
      13,200 * Mid Atlantic Medical Services, Inc. ............          163,350
      15,200   Ohio Casualty Corp. ............................          181,450
       7,499   Radian Group, Inc. .............................          412,445
       2,900   SCPIE Holdings, Inc. ...........................           70,506
       1,050   White Mountains Insurance Group, Inc. ..........          148,247
       2,400   Zenith National Insurance Corp. ................           57,000
                                                                  --------------
                                                                       2,256,186
                                                                  --------------
               INSURANCE - MULTILINE - 0.63%
       6,950   Alfa Corp. .....................................          118,150
         700 * Alleghany Corp. ................................          116,375
       5,263   Allstate Corp. .................................          139,470
       3,578   American Annuity Group, Inc. ...................           61,050
       4,353   AmerUs Life Holdings, Inc. .....................           86,788
       4,400   Argonaut Group, Inc. ...........................           78,650
       4,300   CNA Surety Corp. ...............................           53,750
       3,707 * Delphi Financial Group, Inc., Class A...........          124,185
       6,600   FBL Financial Group, Inc., Class A..............           96,525
       4,100 * HealthAxis, Inc. ...............................           21,525
      10,400   Horace Mann Educators Corp. ....................          176,800
       4,100   LandAmerica Financial Group, Inc. ..............           75,594
       1,050 * Markel Corp. ...................................          151,133
       5,817 * Medical Assurance, Inc. ........................           66,168
       4,180 * Professionals Group, Inc. ......................           69,231
                                                                  --------------
                                                                       1,435,394
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               LEISURE TIME - 0.84%
      13,100 * Acclaim Entertainment, Inc. ....................   $       31,113
       3,700 * Action Performance Co., Inc. ...................           29,600
      15,500   AMF Bowling, Inc. ..............................           14,531
       2,100 * Anchor Gaming...................................           93,844
       5,700 * Bally Total Fitness Holding Corp. ..............          131,456
       9,200 * Boyd Gaming Corp. ..............................           45,425
      18,500   Callaway Golf Co. ..............................          335,313
       1,600   Churchill Downs, Inc. ..........................           36,200
       4,500 * Dollar Thrifty Automotive Group, Inc. ..........           81,000
       5,600 * Family Golf Centers, Inc. ......................            1,400
       8,500 * Handleman Co. ..................................           82,875
       4,350 * JAKKS Pacific, Inc. ............................           63,075
       5,900 * Pinnacle Entertainment, Inc. ...................          112,468
       6,000   Polaris Industries, Inc. .......................          180,375
       4,500 * Scotts Co. .....................................          169,313
       5,100 * Station Casinos, Inc. ..........................          138,338
       7,150 * Sunterra Corp. .................................            2,458
       4,500 * Travelocity.co, Inc. ...........................           79,594
       6,800 * Vail Resorts, Inc. .............................          108,800
       5,800   Winnebago Industries, Inc. .....................           81,200
       8,000 * WMS Industries, Inc. ...........................           99,000
                                                                  --------------
                                                                       1,917,378
                                                                  --------------
               LODGING - 0.41%
      11,000 * Choice Hotels International, Inc. ..............          133,375
       4,100   Deltic Timber Corp. ............................           87,638
      17,500 * Extended Stay America, Inc. ....................          157,500
       6,039   Marcus Corp. ...................................           66,052
      11,680   Meristar Hospitality Corp. .....................          221,920
      12,800 * Prime Hospitality Corp. ........................          110,400
       2,473   Starwood Hotels & Resorts Worldwide, Inc. ......           73,108
      40,800   Wyndham International, Inc. ....................           76,500
                                                                  --------------
                                                                         926,493
                                                                  --------------
               MACHINE TOOLS - 0.53%
      10,677 * Gilead Sciences, Inc. ..........................          583,898
       8,900   Milacron, Inc. .................................          140,731
       4,400 * PRI Automation, Inc. ...........................          226,118
       7,400   Roper Industries, Inc. .........................          260,850
                                                                  --------------
                                                                       1,211,597
                                                                  --------------

--------------------------------------------------------------------------------

 28                           SMALL CAP INDEX FUND    May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY - AGRICULTURE - 0.15%
      12,000   AGCO Corp. .....................................   $      150,000
       3,800   Lindsay Manufacturing Co. ......................           71,250
       3,500   Toro Co. .......................................          110,250
                                                                  --------------
                                                                         331,500
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.56%
       3,600 * Astec Industries, Inc. .........................           93,150
       3,400 * CDI Corp. ......................................           73,313
       9,100   CMI Corp., Class A..............................           32,419
       3,000   Columbus McKinnon Corp. ........................           41,250
      13,800   Foster Wheeler Corp. ...........................          116,438
       4,750   Granite Construction, Inc. .....................          123,796
      23,500 * Harnischfeger Industries, Inc. .................           10,810
       7,300 * Insituform Technologies, Inc., Class A..........          252,306
       5,300 * Jacobs Engineering Group, Inc. .................          176,225
       5,900   Kaman Corp., Class A............................           59,000
      11,500   Lennar Corp. ...................................          217,062
       5,822 * Morrison Knudsen Corp. .........................           45,121
       5,400   Sauer, Inc. ....................................           46,575
       2,300   Stone & Webster, Inc. ..........................            2,156
                                                                  --------------
                                                                       1,289,621
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 2.00%
       6,650   AAR Corp. ......................................           92,269
       4,730 * Albany International Corp., Class A.............           67,698
       5,575   Applied Industrial Technologies, Inc. ..........           97,214
       9,580   Applied Power, Inc., Class A....................          265,246
       6,000 * Asyst Technologies, Inc. .......................          242,250
       6,873   Baldor Electric Co. ............................          128,868
         278   Blount International, Inc. .....................            3,805
       5,680   Burlington Coat Factory Warehouse Corp. ........           72,065
       4,800   Exide Corp. ....................................           40,800
       9,000   Flowserve Corp. ................................          144,000
       1,100   Franklin Electric Co., Inc. ....................           77,000
       5,200 * Gardner Denver, Inc. ...........................           91,000
       1,275   General Binding Corp. ..........................            9,403
       5,150   Graco, Inc. ....................................          165,122
       4,500   Helix Technology Corp. .........................          153,280
       5,700   Hughes Supply, Inc. ............................          108,300
       7,150   IDEX Corp. .....................................          238,631

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - Continued
       4,100 * Ionics, Inc. ...................................   $      117,875
      10,600   JLG Industries, Inc. ...........................          103,350
       5,800 * Kulicke & Soffa Industries, Inc. ...............          291,812
       5,850   Lilly Industries, Inc., Class A.................           84,459
       9,100   Lincoln Electric Holdings, Inc. ................          135,363
       6,362   Manitowoc Co., Inc. ............................          207,958
       8,200   Newport News Shipbuilding, Inc. ................          271,113
       3,400   Nordson Corp. ..................................          164,900
       1,590   Parker Hannifin Corp. ..........................           66,283
       5,300   Regal-Beloit Corp. .............................           88,775
       2,100   Robbins & Myers, Inc. ..........................           45,413
       4,400 * Specialty Equipment Companies, Inc. ............           92,950
       6,937 * Speedfam-ipec, Inc. ............................           91,482
       3,100 * SPS Technologies, Inc. .........................          108,887
       7,100   Stewart & Stevenson Services, Inc. .............           99,400
       8,450 * Stillwater Mining Co. ..........................          237,128
       2,300   Tennant Co. ....................................           81,650
      12,300   Timken Co. .....................................          232,163
       5,600   Watts Industries, Inc., Class A.................           63,700
                                                                  --------------
                                                                       4,581,612
                                                                  --------------
               MEDICAL TECHNOLOGY - 2.48%
       3,900 * Affymetrix, Inc. ...............................          463,125
       9,800 * Alaris Medical, Inc. ...........................           14,088
       3,300 * Albany Molecular Research, Inc. ................          171,805
       3,700 * Aviron..........................................           89,494
       2,300 * Bio-Rad Laboratories, Inc., Class A.............           53,331
       4,600 * Biomatrix, Inc. ................................           85,387
      11,400 * Celera Genomics.................................          634,125
       6,000 * Cyberonics, Inc. ...............................          106,500
       9,400 * Cytyc Corp. ....................................          471,763
       6,600 * Dendrite International, Inc. ...................          166,238
       6,500 * Eclipse Surgical Technologies, Inc. ............           23,156
       2,100 * Entremed, Inc. .................................           45,675
       6,175 * Enzo Biochem, Inc. .............................          217,669
       7,900 * Enzon, Inc. ....................................          231,075
       4,000 * Gliatech, Inc. .................................           75,000
       6,700 * Haemonetics Corp. ..............................          143,631
       9,400 * IDEXX Laboratories, Inc. .......................          233,237
       2,500 * IGEN International, Inc. .......................           32,968
       4,700 * Laser Vision Centers, Inc. .....................           22,325
       5,600 * LaserSight, Inc. ...............................           28,700

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - Continued
         400 * Novoste Corp. ..................................   $       15,125
       5,600 * On Assignment, Inc. ............................          145,600
       8,318 * Organogenesis, Inc. ............................           73,822
       2,300 * Osteotech, Inc. ................................           20,700
       8,233 * Per-Se Technologies, Inc. ......................           53,515
       5,700 * Protein Design Labs, Inc. ......................          607,762
       6,900 * Quest Diagnostics, Inc. ........................          461,438
       7,400 * ResMed, Inc. ...................................          177,600
       2,800 * Sabratek Corp. .................................               98
       8,275 * Serologicals Corp. .............................           33,617
       9,100 * Sunrise Technologies, Inc. .....................           79,625
       1,300 * Syncor International Corp. .....................           64,025
       4,200 * Thermo Cardiosystems, Inc. .....................           41,213
       4,100 * Transkaryotic Therapies, Inc. ..................          102,500
       8,200 * Trex Medical Corp. .............................           15,375
       5,900 * Varian Medical Systems, Inc. ...................          243,744
       3,400 * Ventana Medical Systems, Inc. ..................          127,713
       2,200 * Vical, Inc. ....................................           41,800
       3,474   West Pharmaceutical Services, Inc. .............           81,638
                                                                  --------------
                                                                       5,696,202
                                                                  --------------
               MERCHANDISE - DRUG - 0.18%
       3,800 * Duane Reade, Inc. ..............................          113,762
       1,240 * Medimmune, Inc. ................................          192,665
      16,900 * Perrigo Co. ....................................          101,400
                                                                  --------------
                                                                         407,827
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.84%
       1,700 * Advanced Energy Industries, Inc. ...............           62,900
       6,100 * Ames Department Stores, Inc. ...................           72,438
       5,018   Arctic Cat, Inc. ...............................           53,943
       5,800 * Avid Technology, Inc. ..........................           58,363
       3,900 * Barnesandnoble.com, Inc. .......................           36,319
      13,200 * Boyds Collection, Ltd. .........................          125,400
       1,600 * Bush Boake Allen, Inc. .........................           52,200
      12,900   Caseys General Stores, Inc. ....................          152,380
       9,767   Cash America International, Inc. ...............          100,112
       7,500 * Central Garden & Pet Co. .......................           85,313
      23,800 * Charming Shoppes, Inc. .........................          139,825
      20,400 * Compucom Systems, Inc. .........................           49,088
       9,000 * Copart, Inc. ...................................          159,750
       7,200 * Daisytek International Corp. ...................           72,450
       4,500 * Department 56, Inc. ............................           40,219

--------------------------------------------------------------------------------

 May 31, 2000                 SMALL CAP INDEX FUND              29

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISE - SPECIALTY - Continued
       7,000 * Earthshell Corp. ...............................   $       28,438
       4,500   Enesco Group, Inc. .............................           18,000
       2,400 * Fatbrain.com, Inc. .............................           15,750
       5,700 * Finish Line, Inc. ..............................           39,900
       4,575 * Fossil, Inc. ...................................           92,072
      11,200 * Franklin Covey Co. .............................           86,800
       5,200 * Guitar Center, Inc. ............................           66,950
       2,305   Hancock Holding Co. ............................           72,608
      21,900 * Hanover Direct, Inc. ...........................           34,218
      15,100 * Homebase, Inc. .................................           28,312
      10,468 * Inacom Corp. ...................................            1,780
       4,500 * JLK Direct Distribution, Inc. ..................           31,219
       4,400 * Keystone Automotive Industries, Inc. ...........           32,313
       4,700 * Mannatech, Inc. ................................           11,603
       3,600 * Mechanical Technology, Inc. ....................           35,100
       6,300 * Michaels Stores, Inc. ..........................          269,718
       4,200   Movado Group, Inc. .............................           40,163
       1,000 * MSC Industrial Direct Co. ......................           23,063
       7,700 * Musicland Stores Corp. .........................           56,788
      27,400 * OfficeMax, Inc. ................................          148,988
       5,400 * Petco Animal Supplies, Inc. ....................          102,262
      28,700 * Petsmart, Inc. .................................           86,100
       5,200 * Racing Champions Corp. .........................            8,775
       6,600 * Rayovac Corp. ..................................          117,150
       6,300 * Rent-Way, Inc. .................................          168,130
      11,300 * Rexall Sundown, Inc. ...........................          269,080
       2,700   Russ Berrie and Co., Inc. ......................           51,131
       6,500 * Seitel, Inc. ...................................           55,250
       2,700 * Sitel Corp. ....................................           15,694
       8,500 * Sola International, Inc. .......................           42,500
       1,914   South Jersey Industries, Inc. ..................           49,884
       7,400   Spiegel, Inc., Class A..........................           55,500
       4,500 * SportsLine.com, Inc. ...........................           51,468
       9,800   Sturm, Ruger & Co., Inc. .......................           98,000
      10,300 * Sunglass Hut International, Inc. ...............           61,800
       2,500 * Tropical Sportswear
               International Corp. ............................           57,188
       9,700 * Twinlab Corp. ..................................           69,113
       7,800 * United Stationers, Inc. ........................          249,600
      14,800 * US Office Products, Co. ........................           14,800
       4,100 * Wesley Jessen VisionCare, Inc. .................          151,443
       4,500 * West Marine, Inc. ..............................           36,281
                                                                  --------------
                                                                       4,205,632
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING -
               DEPARTMENT - 0.27%
       1,333 * 99 Cents Only Stores............................   $       47,905
       1,000 * Alexander's, Inc. ..............................           67,438
      16,700 * Borders Group, Inc. ............................          234,843
          16   May Department Stores Co. ......................              481
      23,600   Pier 1 Imports, Inc. ...........................          200,600
       7,500 * Stein Mart, Inc. ...............................           58,593
                                                                  --------------
                                                                         609,860
                                                                  --------------
               MERCHANDISING - FOOD - 0.47%
         175   Farmer Brothers Co. ............................           29,225
       9,800   Fleming Companies, Inc. ........................          137,812
       4,200   Great Atlantic & Pacific Tea Co., Inc. .........           77,175
       5,900 * IHOP Corp. .....................................          103,988
       7,800   Ingles Markets, Inc., Class A...................           76,538
       7,300   Ruddick Corp. ..................................          101,287
       4,700   Sanderson Farms, Inc. ..........................           31,431
       6,500 * Smart & Final, Inc. ............................           53,219
       9,800 * Smithfield Foods, Inc. .........................          242,550
         106   Supervalu, Inc. ................................            2,206
       5,500 * Whole Foods Market, Inc. .......................          191,125
       7,300   Zapata Corp. ...................................           27,375
                                                                  --------------
                                                                       1,073,931
                                                                  --------------
               MERCHANDISING - MASS - 0.24%
       2,700 * Coldwater Creek, Inc. ..........................           61,931
       4,000 * Factory 2-U Stores, Inc. .......................          140,250
       4,950 * Insight Enterprises, Inc. ......................          224,605
       6,400 * ShopKo Stores, Inc. ............................          117,600
                                                                  --------------
                                                                         544,386
                                                                  --------------
               METALS - ALUMINUM - 0.12%
       5,600   Graphic Packing International Corp. ............           19,250
       4,400   IMCO Recycling, Inc. ...........................           29,425
       6,700 * Kaiser Aluminum Corp. ..........................           29,731
       7,500   Tredegar Corp. .................................          191,250
                                                                  --------------
                                                                         269,656
                                                                  --------------
               METALS - COPPER - 0.11%
       2,631   Phelps Dodge Corp. .............................          118,066
       3,600   Southern Peru Copper Corp. .....................           45,000
       4,800 * Wolverine Tube, Inc. ...........................           79,200
                                                                  --------------
                                                                         242,266
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               METALS - MISCELLANEOUS - 0.37%
       3,137   A.M. Castle & Co. ..............................   $       39,016
       4,200   Brush Engineered Materials, Inc. ...............           73,238
       2,800   CIRCOR International, Inc. .....................           29,575
       4,033   Commercial Metals Co. ..........................          106,117
       5,300   Kennametal, Inc. ...............................          139,787
       5,900   Precision Castparts Corp. ......................          287,625
       3,900 * RTI International Metals, Inc. .................           50,700
      10,300 * Steel Dynamics, Inc. ...........................           95,919
       5,900   Titanium Metals Corp. ..........................           25,813
                                                                  --------------
                                                                         847,790
                                                                  --------------
               METALS - STEEL - 0.76%
       9,610   AK Steel Holding Corp. .........................           93,096
      31,895 * Bethlehem Steel Corp. ..........................          123,593
       4,600   Carpenter Technology Corp. .....................           95,163
       2,900   Cleveland-Cliffs, Inc. .........................           73,769
       2,000   Gibraltar Steel Corp. ..........................           31,750
      12,400   Harsco Corp. ...................................          333,250
       5,900   Intermet Corp. .................................           40,563
      24,100   LTV Corp. ......................................           63,263
       8,600   Metals USA, Inc. ...............................           45,150
      10,300 * Mueller Industries, Inc. .......................          302,562
       5,600   National Steel Corp., Class B...................           29,400
       6,500   Oregon Steel Mills, Inc. .......................           14,219
       4,000   Quanex Corp. ...................................           58,500
       3,750   Reliance Steel & Aluminium Co. .................           78,515
       5,894   Ryerson Tull, Inc. .............................           58,203
       5,500   Valmont Industries, Inc. .......................          108,280
      14,600   Worthington Industries, Inc. ...................          177,025
                                                                  --------------
                                                                       1,726,301
                                                                  --------------
               MISCELLANEOUS - 0.79%
       7,780 * 7-eleven, Inc. .................................          130,315
       2,300 * AMERCO, Inc. ...................................           39,530
       2,500 * Aviation Sales Co. .............................           16,719
       1,300 * Bacou U.S.A., Inc. .............................           25,675
      13,350 * Brightpoint, Inc. ..............................          156,028
       4,700 * Burns International Services Corp. .............           54,638
       6,900 * Cadiz, Inc. ....................................           46,575
      11,800 * Catalytica, Inc. ...............................          112,100
       5,284 * CDnow, Inc. ....................................           15,522
       1,400 * Coorstek, Inc. .................................           44,800
       3,332 * Gemstar Group, Ltd. ............................          141,402

--------------------------------------------------------------------------------

 30                           SMALL CAP INDEX FUND    May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MISCELLANEOUS - Continued
       1,040 * Internet Capital Group, Inc. ...................   $       28,015
       2,600 * Kroll-O'Gara Co. ...............................           13,975
       5,100 * Polycom, Inc. ..................................          428,719
       7,900 * Protection One, Inc. ...........................           14,813
       6,850   Regis Corp. ....................................           82,628
      23,400   USEC, Inc. .....................................          108,225
       5,800 * Veritas DGC, Inc. ..............................          160,225
       9,454   Wabtec Corp. ...................................          106,357
       2,700 * Wackenhut Corrections Corp. ....................           17,550
       2,200   Woodward Governor Co. ..........................           53,625
                                                                  --------------
                                                                       1,797,436
                                                                  --------------
               MOBILE HOMES - 0.25%
      10,152 * Champion Enterprises, Inc. .....................           57,740
       4,300   Coachmen Industries, Inc. ......................           51,330
       6,600   Fleetwood Enterprises, Inc. ....................           94,050
       5,400   McGrath Rentcorp................................           84,206
       4,350 * Monaco Coach Corp. .............................           62,531
       3,800 * National R.V. Holdings, Inc. ...................           42,988
      15,300   Oakwood Homes Corp. ............................           43,988
       3,200   Skyline Corp. ..................................           66,000
       3,175   Thor Industries, Inc. ..........................           74,216
                                                                  --------------
                                                                         577,049
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.76%
       7,450   Atmos Energy Corp. .............................          136,428
       5,500   Eastern Enterprises.............................          339,281
       7,000 * Hanover Compressor Co. .........................          410,812
       4,300   Laclede Gas Co. ................................           84,656
       4,300   New Jersey Resources Corp. .....................          166,625
       9,008 * Southern Union Co. .............................          155,387
       7,200   Southwest Gas Corp. ............................          138,150
       7,700   UGI Corp. ......................................          170,363
       6,100   Western Gas Resources, Inc. ....................          138,394
                                                                  --------------
                                                                       1,740,096
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.20%
       2,400 * Belco Oil and Gas Corp. ........................           18,750
       9,075   Cross Timbers Oil Co. ..........................          184,336
      16,200   Pennzoil-Quaker State Co. ......................          178,200
       8,500 * Tesoro Petroleum Corp. .........................           87,125
                                                                  --------------
                                                                         468,411
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - SERVICE - PRODUCTS - 0.77%
       6,850 * Barrett Resources Corp. ........................   $      271,002
       2,400 * Drill-Quip, Inc. ...............................          103,500
      12,800 * Global Industries, Inc. ........................          225,600
       5,900 * Lone Star Technologies, Inc. ...................          312,700
       3,900 * Maverick Tube Corp. ............................          137,231
      16,700 * Parker Drilling Co. ............................          101,243
      12,800 * Pride International, Inc. ......................          325,600
       3,100 * Syntroleum Corp. ...............................           55,800
       6,600 * TransMontaigne, Inc. ...........................           44,550
      11,900 * Varco International, Inc. ......................          184,412
                                                                  --------------
                                                                       1,761,638
                                                                  --------------
               OIL - SERVICES - 0.80%
       9,175 * Friede Goldman Halter, Inc. ....................           77,414
      18,300 * Key Energy Services, Inc. ......................          199,013
      14,000 * Marine Drilling Companies, Inc. ................          402,500
       8,900   Mascotech, Inc. ................................          114,588
       6,000 * McMoRan Exploration Co. ........................           93,375
       5,535 * Nabors Industries, Inc. ........................          238,005
       6,500 * Oceaneering International, Inc. ................          126,750
       5,700 * Offshore Logistics, Inc. .......................           80,513
       9,900 * Tuboscope, Inc. ................................          215,325
       9,300 * Unova, Inc. ....................................          128,456
       3,400 * UTI Energy Corp. ...............................          145,350
                                                                  --------------
                                                                       1,821,289
                                                                  --------------
               OIL/GAS PRODUCERS - 2.19%
       2,700 * Atwood Oceanics, Inc. ..........................          147,655
       4,600   Berry Petroleum Co., Class A....................           72,163
       7,200 * Brown, Tom, Inc. ...............................          157,500
       7,000   Cabot Oil & Gas Corp., Class A..................          174,562
      20,016 * Chesapeake Energy Corp. ........................          115,092
      14,000 * EEX Corp. ......................................           71,750
      10,200   Equitable Resources, Inc. ......................          507,450
       7,400 * Forest Oil Corp. ...............................          117,938
      42,400 * Grey Wolf, Inc. ................................          212,000
      34,000 * Harken Energy Corp. ............................           25,500
      12,500   Helmerich & Payne, Inc. ........................          465,625
       4,000 * Houston Exploration Co. ........................          100,000
      12,300 * Input/Output, Inc. .............................           96,863
       4,800 * Louis Dreyfus Natural Gas Corp. ................          154,200
       5,200   Mitchell Energy & Development Corp., Class A....          151,125

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL/GAS PRODUCERS - Continued
       8,800 * Newfield Exploration Co. .......................   $      368,500
       6,700 * Nuevo Energy Co. ...............................          129,394
       8,100 * Patterson Energy, Inc. .........................          195,413
      22,700 * Pioneer Natural Resources Corp. ................          339,080
       5,100 * Plains Resources, Inc. .........................           77,775
       9,700   Pogo Producing Co. .............................          232,800
       3,400   St. Mary Land & Exploration Co. ................          122,400
       4,300 * Stone Energy Corp. .............................          264,719
       5,610 * Swift Energy Co. ...............................          144,106
      10,400   Valero Energy Corp. ............................          304,200
      10,800   Vintage Petroleum, Inc. ........................          256,500
                                                                  --------------
                                                                       5,004,310
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.73%
       6,500 * Buckeye Technologies, Inc. .....................          123,906
       6,100   Caraustar Industries, Inc. .....................          101,031
       5,148   Kimberly-Clark Corp. ...........................          311,454
      12,500   Longview Fibre Co. .............................          150,000
       6,600   P.H. Glatfelter Co. ............................           77,963
       6,400   Potlatch Corp. .................................          242,400
       8,600   Rayonier, Inc. .................................          346,150
       4,000   Schweitzer-Mauduit, Inc. .......................           55,000
       3,700   Standard Register Co. ..........................           50,181
       7,500 * Thermo Fibertek, Inc. ..........................           45,938
       3,700   Universal Forest Products, Inc. ................           48,563
      12,634   Wausau-Mosinee Paper Corp. .....................          116,865
                                                                  --------------
                                                                       1,669,451
                                                                  --------------
               PHOTOGRAPHY - 0.22%
       2,420   CPI Corp. ......................................           53,995
       5,200 * Photronics, Inc. ...............................          124,800
      12,400   Polaroid Corp. .................................          237,925
       5,400 * Ultratech Stepper, Inc. ........................           75,600
                                                                  --------------
                                                                         492,320
                                                                  --------------
               POLLUTION CONTROL - 0.27%
         560   Arcadis N.V. ...................................            3,990
       8,700   Calgon Carbon Corp. ............................           57,093
       6,150 * Cuno, Inc. .....................................          172,200
       2,475   Mine Safety Appliances Co. .....................           57,544
      16,900 * Newpark Resources, Inc. ........................          141,538
       8,087 * Tetra Tech, Inc. ...............................          177,914
                                                                  --------------
                                                                         610,279
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                 SMALL CAP INDEX FUND              31

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
              PROFESSIONAL SPORTS - 0.02%
      2,500 * Championship Auto Racing Teams, Inc. .............. $       48,906
                                                                  --------------
              PUBLISHING - NEWS - 0.18%
      2,900 * IDG Books Worldwide, Inc., Class A.................         26,100
     13,800   Lee Enterprises, Inc. .............................        301,875
      7,100 * Network Equipment Technologies, Inc. ..............         75,881
                                                                  --------------
                                                                         403,856
                                                                  --------------
              PUBLISHING/PRINTING - 0.67%
      6,550   Banta Corp. .......................................        121,175
      4,200 * Berlitz International, Inc. .......................         46,725
      9,400   Bowne & Co., Inc. .................................         94,587
      2,800 * Consolidated Graphics, Inc. .......................         29,050
      7,500   John H. Harland Co. ...............................        115,312
      9,400 * Journal Register Co. ..............................        122,200
      4,000   New England Business Service, Inc. ................         59,000
     11,923   Quebecor Printing, Inc. ...........................        278,700
      4,700 * R.H. Donnelley Corp. ..............................         86,950
      3,300 * Scholastic Corp. ..................................        175,519
      2,800 * Scientific Games Holdings Corp. ...................         67,550
      6,200 * Topps Co., Inc. ...................................         64,713
      6,300 * ValueVision International, Inc., Class A...........        182,306
      9,400   Wallace Computer Services, Inc. ...................         94,000
                                                                  --------------
                                                                       1,537,787
                                                                  --------------
              RAILROAD - 0.20%
      6,200   Florida East Coast Industries, Inc. ...............        297,600
     12,300 * Wisconsin Central Transportation Corp. ............        159,900
                                                                  --------------
                                                                         457,500
                                                                  --------------
              REAL ESTATE - 0.45%
      8,100   Brandywine Realty Trust............................        143,269
      3,330 * Castle & Cooke, Inc. ..............................         62,021
      5,300 * CB Richard Ellis Services, Inc. ...................         53,331
      5,875   Cousins Properties, Inc. ..........................        225,085
      4,000   Forest City Enterprises, Inc., Class A.............        118,500
      5,800   Getty Realty Corp. ................................         64,888
      5,200 * Insignia Financial Group, Inc. ....................         58,825
      7,100   LNR Property Corp. ................................        137,563
      3,300   SL Green Realty Corp. .............................         80,025
      3,300   Tejon Ranch Co. ...................................         75,075
                                                                  --------------
                                                                       1,018,582
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS - 4.64%
       2,600   Alexandria Real Estate Equities, Inc. ..........   $       87,913
      12,900   Allied Capital Corp. ...........................          220,106
       5,200   Amli Residential Properties Trust...............          118,625
       4,500   Associated Estates Realty Corp. ................           29,250
       3,800   Bedford Property Investors, Inc. ...............           67,688
       4,300   Boykin Lodging Co. .............................           59,663
       6,073   Bradley Real Estate, Inc. ......................          130,570
      10,830   BRE Properties, Inc., Class A...................          291,732
       8,100   Burnham Pacific Properties, Inc. ...............           52,144
       6,500   Cabot Industrial Trust..........................          125,938
      11,141   Camden Property Trust...........................          312,644
       5,500   Capital Automotive REIT.........................           78,375
       7,825   Capstead Mortgage Corp. ........................           62,111
       5,400   CBL & Associates Properties, Inc. ..............          130,950
       4,600   CenterPoint Properties Corp. ...................          168,762
       5,100   Chateau Communities, Inc. ......................          138,338
       3,800   Chelsea GCA Realty, Inc. .......................          128,488
       6,300   Colonial Properties Trust.......................          164,194
       9,200   Commercial Net Lease Realty.....................           98,900
       9,900   Cornerstone Realty Income Trust, Inc. ..........           99,619
       2,100 * Crestline Capital Corp. ........................           37,800
       6,100   Crown American Realty Trust.....................           32,788
      14,800   Developers Diversified Realty Corp. ............          213,675
       4,200   EastGroup Properties, Inc. .....................           90,300
      12,400   Equity Inns, Inc. ..............................           82,925
       3,800   Essex Property Trust, Inc. .....................          151,288
       9,900   Federal Realty Investment Trust.................          217,181
       9,300   First Industrial Realty Trust, Inc. ............          270,281
       6,300   Gables Residential Trust........................          155,138
       7,600   Glenborough Realty Trust, Inc. .................          117,800
       6,100   Glimcher Realty Trust...........................           82,350
       1,400   Great Lakes REIT, Inc. .........................           23,538
      12,124   Health Care Property Investors, Inc. ...........          323,559
       6,800   Health Care REIT, Inc. .........................          110,500
       9,725   Healthcare Realty Trust, Inc. ..................          161,678
       4,500   Home Properties of New York, Inc. ..............          128,250
       9,600   Hospitality Properties Trust....................          220,800
      18,100   Indymac Mortgage Holdings, Inc. ................          236,430
       4,600   Innkeepers USA Trust............................           41,400
       9,400   IRT Property Co. ...............................           75,788
       8,100   JDN Realty Corp. ...............................           86,569
       8,000 * Jones Lang Lasalle, Inc. .......................          123,500

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS -
               Continued
       3,300   JP Realty, Inc. ................................   $       59,606
       6,700   Kilroy Realty Corp. ............................          153,263
       1,692   Kimco Realty Corp., Class D.....................           42,829
       6,800   Koger Equity, Inc. .............................          121,550
       5,800   LTC Properties, Inc. ...........................           35,888
       7,300   Macerich Co. ...................................          159,231
       5,300   Manufactured Home Communities, Inc. ............          127,863
       3,500   MGI Properties, Inc. ...........................            8,094
       4,900   Mid-America Apartment Communities, Inc. ........          114,844
       5,500   Mills Corp. ....................................           97,281
       4,300   National Golf Properties, Inc. .................           87,075
       5,600   National Health Investors, Inc. ................           57,750
      11,300   Nationwide Health Properties, Inc. .............          155,375
       7,886   Omega Healthcare Investors, Inc. ...............           37,951
       4,500   Pacific Gulf Properties, Inc. ..................          104,062
       2,500   Parkway Properties, Inc. .......................           75,313
       4,500   Pennsylvania Real Estate Investment Trust.......           78,469
       9,100   Prentiss Properties Trust.......................          218,400
      10,923   Prime Retail, Inc. .............................           17,067
       3,400   PS Business Parks, Inc. ........................           81,175
       6,500   Realty Income Corp. ............................          153,563
       9,900   Reckson Associates Realty Corp. ................          217,181
       4,900   Redwood Trust, Inc. ............................           66,456
       8,600   Regency Realty Corp. ...........................          181,138
       8,400   RFS Hotel Investors, Inc. ......................          100,800
       9,300 * Security Capital Group, Inc. ...................          154,613
       7,000   Shurgard Storage Centers, Inc., Class A.........          160,563
       4,500   Smith Charles E Realty, Inc. ...................          170,156
       3,100   Sovran Self Storage, Inc. ......................           64,325
       6,095   Starwood Financial, Inc. .......................          119,614
       6,400   Storage USA, Inc. ..............................          192,400
       5,600   Summit Properties, Inc. ........................          119,000
       4,200   Sun Communities, Inc. ..........................          135,975
       8,800   Taubman Centers, Inc. ..........................           95,700
       5,500   Thornburg Mortgage, Inc. .......................           43,656
       7,100   Town & Country Trust............................          116,262
       6,200 * Trammell Crow Co. ..............................           77,888
       3,200   U.S. Restaurant Properties, Inc. ...............           32,000
      33,800   United Dominion Realty Trust, Inc. .............          363,350

--------------------------------------------------------------------------------

 32                           SMALL CAP INDEX FUND    May 31, 2000

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS -
               Continued
       3,500   Urban Shopping Centers, Inc. ..................   $      117,250
       8,600   Washington Real Estate Investment Trust........          145,125
       6,500   Weingarten Realty Investors....................          264,468
       5,300 * Wellsford Real Properties, Inc. ...............           42,400
       4,400   Western Properties Trust.......................           48,400
       4,100   Westfield America, Inc. .......................           60,988
                                                                 --------------
                                                                     10,625,905
                                                                 --------------
               RESTAURANTS - 1.00%
       6,900 * Advantica Restaurant Corp. ....................            5,175
       6,350   Applebees International, Inc. .................          203,597
      10,662   AVADO Brands, Inc. ............................           15,660
       9,600   Bob Evans Farms, Inc. .........................          130,800
      11,180 * Buffets, Inc. .................................          129,968
      11,900   CBRL Group, Inc. ..............................          172,550
       6,600 * CEC Entertainment, Inc. .......................          151,800
       4,200 * Cheesecake Factory, Inc. ......................          167,212
      10,200   CKE Restaurants, Inc. .........................           33,788
       9,405 * Consolidated Products, Inc. ...................           93,462
      10,000 * Jack in the Box, Inc. .........................          248,125
      11,100   Landry's Seafood Restaurants, Inc. ............           86,719
       9,200   Lone Star Steakhouse & Saloon, Inc. ...........           97,175
       5,700   Luby's, Inc. ..................................           50,231
       5,400 * NPC International, Inc. .......................           50,288
       2,400 * O'Charley's, Inc. .............................           33,450
       5,425 * Papa Johns International, Inc. ................          135,963
      15,600   Ruby Tuesday, Inc. ............................          154,050
      10,300 * Ryan's Family Steak Houses, Inc. ..............           92,700
       4,525 * Sonic Corp. ...................................          125,286
       5,050 * Triarc Companies, Inc., Class A................          104,788
                                                                 --------------
                                                                      2,282,787
                                                                 --------------
               RETIREMENT/AGED CARE - 0.01%
       6,100 * Capital Senior Living Corp. ...................           14,488
                                                                 --------------
               SAVINGS & LOAN - 1.04%
       8,294   Bay View Capital Corp. ........................           83,977
      18,600   Capitol Federal Financial......................          203,438
       9,575   Charter One Financial, Inc. ...................          217,831
       5,200 * Coast Federal Litigation Contingent Payment
               Rights Trust...................................            7,313
       5,100   Dime Community Bancshares......................           83,194
       5,155   Downey Financial Corp. ........................          153,361
      16,200 * Finet.com, Inc. ...............................           10,631

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               SAVINGS & LOAN - Continued
       3,400   First Financial Holdings, Inc. ................   $       53,125
       4,000   First Indiana Corp. ...........................           70,500
       8,113   First Sentinel Bancorp, Inc. ..................           63,129
       5,400 * FirstFed Financial Corp. ......................           72,563
       5,300 * Local Financial Corp. .........................           45,381
       9,898   MAF Bancorp, Inc. .............................          194,866
      11,900   Northwest Bancorp, Inc. .......................           89,994
       3,600   OceanFirst Financial Corp. ....................           60,975
      10,401   Provident Bankshares Corp. ....................          153,415
       6,922   Queens County Bancorp, Inc. ...................          136,710
      14,200   Seacoast Financial Services Co. ...............          124,250
       9,800   Staten Island Bancorp, Inc. ...................          165,988
       5,000   United Community Financial Co. ................           29,375
      17,500   Washington Federal, Inc. ......................          357,656
                                                                 --------------
                                                                      2,377,672
                                                                 --------------
               SCHOOLS - 0.10%
       2,300 * Advantage Learning Systems, Inc. ..............           29,900
       6,900 * Education Management Corp. ....................          114,605
       5,175 * ITT Educational Services, Inc. ................           86,034
                                                                 --------------
                                                                        230,539
                                                                 --------------
               SECURITIES RELATED - 0.55%
       3,000   Dain Rauscher Corp. ...........................          178,875
       4,450 * E*Trade Group, Inc. ...........................           69,253
       6,500   Enhance Financial Services Group, Inc. ........           89,375
       3,398   Investors Financial Services Corp. ............          274,441
       1,200   Liberty Financial Companies, Inc. .............           28,275
       7,250   Morgan Keegan, Inc. ...........................          116,906
       3,000 * National Discount Brokers Group, Inc. .........           75,000
       6,600 * Pioneer Group, Inc. ...........................          275,138
       8,000   Raymond James Financial, Inc. .................          157,000
                                                                 --------------
                                                                      1,264,263
                                                                 --------------
               SEMICONDUCTOR EQUIPMENT - 1.11%
       6,879 * Applied Materials, Inc. .......................          574,397
       3,200 * ATMI, Inc. ....................................          122,800
       1,400 * Brooks Automation, Inc. .......................           55,650
       8,300 * Cognex Corp. ..................................          448,719
       1,200 * HI/FN, Inc. ...................................           34,725
      29,100 * LAM Research Corp. ............................          934,838
       5,700 * Varian Semiconductor Equipment Associates,
               Inc. ..........................................          271,819
       2,300 * Veeco Instruments, Inc. .......................          103,500
                                                                 --------------
                                                                      2,546,448
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - 4.60%
       5,300 * Actel Corp. ....................................   $      154,363
       8,300 * Alliance Semiconductor Corp. ...................          205,943
       2,900 * American Xtal Technology, Inc. .................          100,413
       5,400 * Anadigics, Inc. ................................          187,312
       1,421   Avnet, Inc. ....................................           98,315
       9,300 * Burr Brown Corp. ...............................          529,518
      10,800   C-Cube Microsystems, Inc. ......................          185,625
      14,500 * Cirrus Logic, Inc. .............................          251,938
       6,600   Cohu, Inc. .....................................          231,825
       1,518 * Conexant Systems, Inc. .........................           57,115
      10,500 * Credence Systems Corp. .........................          574,219
       5,300 * Cree, Inc. .....................................          643,867
       6,700 * Cymer, Inc. ....................................          211,469
      24,000 * Cypress Semiconductor Corp. ....................        1,009,500
      16,200   Dallas Semiconductor Corp. .....................          648,000
       5,900 * Electroglas, Inc. ..............................          156,350
       3,200 * Emcore Corp. ...................................          207,200
       8,500 * ESS Technology, Inc. ...........................          112,093
       5,400 * Exar Corp. .....................................          371,250
       9,000 * FSI International, Inc. ........................          129,938
      19,900 * Integrated Device Technology, Inc. .............          944,006
      14,900 * International Rectifier Corp. ..................          614,625
       6,500 * Kopin Corp. ....................................          461,094
      11,800 * MRV Communications, Inc. .......................          314,175
       2,100 * PLX Technology, Inc. ...........................           53,156
       9,500 * Silicon Valley Group, Inc. .....................          252,937
       3,900 * Siliconix, Inc. ................................          240,825
       5,936   Texas Instruments, Inc. ........................          428,875
       8,400 * TranSwitch Corp. ...............................          526,050
       6,600 * Triquint Semiconductor, Inc. ...................          622,875
                                                                  --------------
                                                                      10,524,871
                                                                  --------------
               TELECOMMUNICATIONS - 5.89%
       4,500   ABM Industries, Inc. ...........................          104,344
       9,400 * Adaptive Broadband Corp. .......................          249,100
       4,800 * Adtran, Inc. ...................................          295,800
      17,400 * Advanced Fibre Communications, Inc. ............          800,400
       3,500 * Aerial Communications, Inc. ....................          173,687
       2,304 * Amdocs, Ltd. ...................................          142,704
       6,400 * Ancor Communications, Inc. .....................          168,800
      22,700 * Andrew Corp. ...................................          797,337
       2,900 * Anicom, Inc. ...................................           14,319
      11,800 * Aspect Communications, Inc. ....................          473,475

--------------------------------------------------------------------------------

 May 31, 2000                 SMALL CAP INDEX FUND              33

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - Continued
       8,200 * AVT Corp. ......................................   $       74,313
       3,400 * Aware, Inc. ....................................          150,450
       1,900 * Carrier Access Corp. ...........................           70,330
      10,900 * CellNet Data Systems, Inc. .....................              872
       8,400 * CellStar Corp. .................................           23,625
       3,100 * COM21, Inc. ....................................           61,225
       4,300 * CoreComm, Ltd. .................................           84,656
       2,600   CT Communications, Inc. ........................           83,200
       4,650 * CTC Communications Group, Inc. .................          115,087
       4,200 * Diamond Tech Partners, Inc. ....................          264,600
       8,250 * Dycom Industries, Inc. .........................          399,608
      14,800 * E. Spire Communication, Inc. ...................           56,425
       4,600 * Electric Lightwave, Inc. .......................           80,931
      13,000 * General Communication, Inc. ....................           63,375
      15,700 * Glenayre Technologies, Inc. ....................          128,543
      11,300 * ICG Communications, Inc. .......................          212,581
       4,800 * IDT Corp. ......................................          156,300
       2,900 * Inet Technologies, Inc. ........................          116,000
       5,300   Inter-Tel, Inc. ................................           75,856
      10,300 * Intermedia Communications, Inc. ................          257,500
       5,000 * InterVoice-Brite, Inc. .........................           71,250
       2,300 * IPC Information Systems, Inc. ..................          310,500
      11,700 * ITC (Delta symbol) Deltacom, Inc. ..............          212,793
       4,400 * Leap Wireless International, Inc. ..............          193,600
       1,339   Lucent Technologies, Inc. ......................           76,825
       4,550 * MasTec, Inc. ...................................          311,105
       3,300 * Metricom, Inc. .................................           73,425
       3,600 * MGC Communications, Inc. .......................          147,600
       2,794 * Millicom International Cellular S.A. ...........          118,745
       7,400 * MMC Networks, Inc. .............................          241,425
       4,600 * Motient Corp. ..................................           41,688
      13,260   Nortel Networks Corp. ..........................          720,183
       2,000   North Pittsburgh Systems, Inc. .................           25,000
       2,700 * Pacific Gateway Exchange, Inc. .................            8,606
      17,200 * Paging Network, Inc. ...........................           11,288
      15,900 * Pairgain Technologies, Inc. ....................          456,130
       4,100 * Plantronics, Inc. ..............................          350,037
       5,600 * Powertel, Inc. .................................          469,350
      10,800 * Powerwave Technologies, Inc. ...................          585,225
       8,800 * Price Communications Co. .......................          200,750
       5,400 * Primus Telecommunications Group, Inc. ..........          141,075
       3,200 * Proxim, Inc. ...................................          279,400

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - Continued
      11,400 * PTEK Holdings, Inc. ............................   $       39,187
       5,574 * Razorfish, Inc. ................................           87,094
       4,706 * Spectrasite Holdings, Inc. .....................           79,708
       8,600 * STAR Telecommunications, Inc. ..................           18,813
       2,600   Superior TeleCom, Inc. .........................           28,275
      12,200 * Talk.com, Inc. .................................           84,255
       8,900 * Tekelec.........................................          293,700
       1,800 * TeleTech Holdings, Inc. ........................           58,950
       7,000 * Terayon Communication Systems, Inc. ............          388,500
       2,000 * Tut Systems, Inc. ..............................          103,500
       2,000 * US LEC Corp. ...................................           38,000
       9,900 * USN Communications, Inc. .......................              347
       4,436 * Viatel, Inc. ...................................          110,622
       5,720 * Voicestream Wireless Corp. .....................          654,940
      12,800 * Weblink Wireless, Inc. .........................           81,600
       6,000 * West Teleservices Corp. ........................          157,875
       7,300 * Westell Technologies, Inc., Class A.............          119,993
       8,900 * World Access, Inc. .............................           93,450
       5,427 * Worldcom, Inc. .................................          204,190
       5,200 * Worldpages.com, Inc. ...........................           36,400
       4,200 * Xceed, Inc. ....................................           52,763
                                                                  --------------
                                                                      13,473,605
                                                                  --------------
               TEXTILE - PRODUCTS - 0.39%
      14,200 * Burlington Industries, Inc. ....................           47,037
       4,600 * Dan River, Inc., Class A........................           23,000
       4,650   G & K Services, Inc., Class A...................          116,250
       8,750   Guilford Mills, Inc. ...........................           57,422
       6,400 * Lydall, Inc. ...................................           66,800
       6,800   Russell Corp. ..................................          151,300
       2,700   Springs Industries, Inc., Class A...............          128,250
      12,300 * Unifi, Inc. ....................................          156,825
       7,800   Wellman, Inc. ..................................          153,562
                                                                  --------------
                                                                         900,446
                                                                  --------------
               TOBACCO - 0.09%
      11,400   DIMON, Inc. ....................................           25,650
       8,100   Universal Corp. ................................          187,818
                                                                  --------------
                                                                         213,468
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TRUCKERS - 0.66%
       5,500 * American Freightways Corp. .....................   $       81,812
       5,150   Arnold Industries, Inc. ........................           58,903
       7,600 * Consolidated Freightways Corp. .................           34,200
       7,932 * Heartland Express, Inc. ........................          145,255
       1,900 * Hub Group, Inc., Class A........................           24,225
       4,350 * Knight Transportation, Inc. ....................           65,522
       3,200 * Landstar System, Inc. ..........................          170,400
       2,300 * M.S. Carriers, Inc. ............................           44,275
       4,200   Roadway Express, Inc. ..........................           89,775
      11,262   Rollins Truck Leasing Corp. ....................          106,285
       8,950 * Swift Transportation Co., Inc. .................          125,858
       7,700   USFreightways Corp. ............................          211,269
       7,387   Werner Enterprises, Inc. .......................           89,567
       3,200 * Xtra Corp. .....................................          144,200
       6,500 * Yellow Corp. ...................................          106,437
                                                                  --------------
                                                                       1,497,983
                                                                  --------------
               UTILITIES - COMMUNICATION - 0.23%
       4,100 * Alpine Group, Inc. .............................           27,163
       5,983   Broadwing, Inc. ................................          142,470
       3,300   CFW Communications Co. .........................          126,895
       3,766 * Commonwealth Telephone Enterprises, Inc. .......          173,470
       4,378   PXRE Group, Ltd. ...............................           65,123
                                                                  --------------
                                                                         535,121
                                                                  --------------
               UTILITIES - ELECTRIC - 1.40%
       1,300 * American Superconductor Corp. ..................           34,450
       5,300   Black Hills Corp. ..............................          126,869
       5,500   Cleco Corp. ....................................          188,375
      14,500 * El Paso Electric Co. ...........................          172,188
       4,200   Empire District Electric Co. ...................           99,225
       4,732   Energy East Corp. ..............................          101,147
       7,900   Hawaiian Electric Industries, Inc. .............          278,969
       9,200   Idacorp, Inc. ..................................          322,575
       4,025   Madison Gas & Electric Co. .....................           75,217
       5,600   Northwestern Corp. .............................          130,200
       4,830   Nstar...........................................          207,991
       5,750   Otter Tail Power Co. ...........................          120,750
       8,700   Public Service Co. of New Mexico................          145,180
       9,100   RGS Energy Group, Inc. .........................          218,400
       6,050   Scana Corp. ....................................          156,544
      16,486   Sierra Pacific Resources........................          238,017
       8,020   UniSource Energy Corp. .........................          123,308
       3,500   United Illuminating Co. ........................          165,813
      11,400   Washington Gas Light Co. .......................          303,525
                                                                  --------------
                                                                       3,208,743
                                                                  --------------

--------------------------------------------------------------------------------

 34                           SMALL CAP INDEX FUND    May 31, 2000

NUMBER
OF SHARES                                                          MARKET VALUE

-------------------------------------------------------------------------------
              UTILITIES -
              GAS, DISTRIBUTION - 0.61%
     14,100   AGL Resources, Inc. ............................   $      234,413
      6,700   Energen Corp. ..................................          148,238
     10,000 * National - Oilwell, Inc. .......................          260,000
      6,100   Northwest Natural Gas Co. ......................          132,675
      1,700   NUI Corp. ......................................           47,600
      7,600   Piedmont Natural Gas Co., Inc. .................          226,100
      6,500   Southwestern Energy Co. ........................           60,125
     14,830   Vectren Corp. ..................................          278,063
                                                                 --------------
                                                                      1,387,214
                                                                 --------------
              UTILITIES - GAS, PIPELINE - 0.10%
      7,800   ONEOK, Inc. ....................................          227,175
                                                                 --------------
              UTILITIES - MISCELLANEOUS - 0.41%
      4,100   CH Energy Group, Inc. ..........................          131,968
      8,451 * Encompass Services Corp. .......................           49,650
     12,675   MDU Resources Group, Inc. ......................          289,148
      6,300 * Stericycle, Inc. ...............................          127,575
     10,400   Walter Industries, Inc. ........................          112,450
      1,400 * Waste Connections, Inc. ........................           27,475
      6,500   WPS Resources Corp. ............................          203,125
                                                                 --------------
                                                                        941,391
                                                                 --------------
              WATER SERVICES - 0.28%
      2,900   California Water Service Group..................           67,606
      2,000   E'Town Corp. ...................................          132,625
      8,600   Philadelphia Suburban Corp. ....................          212,850
      6,800   United Water Resources, Inc. ...................          237,150
                                                                 --------------
                                                                        650,231
                                                                 --------------
              TOTAL COMMON STOCK
              (Cost $205,307,418).............................      218,165,090
                                                                 --------------
              PREFERRED STOCK - 0.05%
              APPLIANCES/FURNISHINGS - 0.00%
      6,400 * O'Sullivan Industries Holdings, Inc. ...........            3,100
                                                                 --------------
              REAL ESTATE INVESTMENT TRUSTS - 0.04%
      5,900   Prime Enterprises, Inc., Class A................           82,968
        778   Prime Retail, Inc., Class B.....................            3,793
                                                                 --------------
                                                                         86,761
                                                                 --------------
              TELECOMMUNICATIONS - 0.01%
        689 * Superior Trust I................................           19,249
                                                                 --------------
              TOTAL PREFERRED STOCK
              (Cost $125,053).................................          109,110
                                                                 --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               RIGHTS - 0.00%
               DRUGS - 0.00%
       9,400 * Elan Corp.,
               Contingent Value Right.........................   $        4,700
                                                                 --------------
               TOTAL RIGHTS
               (Cost $0)......................................            4,700
                                                                 --------------
     PAR
    VALUE
 -----------

               CORPORATE SHORT-TERM -
               REPURCHASE AGREEMENT - 4.18%

               BANKS - OTHER - 4.18%
 $ 9,546,000   State Street Bank Repurchase Agreement, 6.30%,
               dated 05/31/00, to be repurchased at $9,547,671
               on 06/01/00, collateralized by U.S. Treasury
               Bond, 5.25%, 02/15/29,
               with a par value of $11,025,000
               (Cost $9,546,000)..............................        9,546,000
                                                                 --------------
               TOTAL CORPORATE SHORT-TERM -
               REPURCHASE AGREEMENT
               (Cost $9,546,000)..............................        9,546,000
                                                                 --------------
               UNITED STATES GOVERNMENT -
               SHORT-TERM - 0.34%
               U. S. TREASURY BILLS - 0.34%
               United States Treasury Bills:
      25,000   5.58% due 07/06/00.............................           24,864
     200,000   5.53% due 06/22/00.............................          199,351
     200,000   5.49% due 06/22/00.............................          199,356
     350,000   5.41% due 06/22/00.............................          348,891
                                                                 --------------
                                                                        772,462
                                                                 --------------
               TOTAL UNITED STATES GOVERNMENT - SHORT-TERM
               (Cost $772,462)................................          772,462
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $215,750,933) - 100.00%..................   $  228,597,362
                                                                 --------------
               *Non-income producing

                                                                    UNREALIZED
CONTRACTS                                                          DEPRECIATION

-------------------------------------------------------------------------------
    FUTURES CONTRACTS PURCHASED(1)
    (Delivery month/Value at 05/31/00)
 25(2)  Russell 2000 Index Futures
        (June/$475.50)............................................ $(1,223,950)
 12(3)  S&P 500 index Futures
        (June/$1,422.20)..........................................    (201,400)
                                                                   -----------
                                                                   $(1,425,350)
                                                                   -----------

(1) U.S. Treasury Bills with a market value of approximately $772,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 500.
(3)  Per 250.

--------------------------------------------------------------------------------

 May 31, 2000             INTERNATIONAL EQUITIES FUND           35

                       Average Annual Total Return--Fund

    1 Year                     5 Year                      10 Year
----------------------------------------------------------------------
    18.01%                     10.16%                        7.38%


                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                                        Balanced Fund     EAFE
                                        -------------     ----
        5/91                                 9,629        9,464
        5/92                                 9,177        9,145
        5/93                                10,478       10,644
        5/94                                11,977       12,089
        5/95                                12,566       12,685
        5/96                                13,966       14,039
        5/97                                15,047       15,097
        5/98                                16,539       16,774
        5/99                                17,272       17,506
        5/00                                20,382       20,508

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total assets: $172,062,979
 NAV on 05/31/00: $12.55
 One year total return: 18.01%
 Net expense ratio: 0.41%
 Inception date: 10/02/89

MANAGEMENT OVERVIEW
A discussion with portfolio manager
William Trimbur, Jr., CFA, CPA

Describe the benchmark the Fund expects to echo.
The Fund uses the Morgan Stanley Capital International EAFE (Europe Australia, Far East) Index as its benchmark. EAFE is concentrated in the developed markets and includes 967 listed companies in 20 countries.

How did the Fund perform relative to its benchmark?
The fund moderately outperformed EAFE via having a total return, after fees and expenses, of 18.01% vs. the benchmark 17.14%.

How did the international equity market perform over the past fiscal year? The international large and mid cap sectors had one of their most competitive years in the past five as returns were positive in almost every nation included in EAFE.

What were the dominant sectors in the EAFE Index that enhanced the Fund's performance?
Three industries -- telecommunication, media, and technology -- had extraordinarily high returns as innovation, growth, and "new economy" excitement led to very widespread investor interest.

   Top 10 Holdings

   1. Nokia Ab Oy..............  2.84%
   2. Toyota Motor Corp. ......  2.20%
   3. BP Amoco, Plc. - ADR.....  1.90%
   4. Deutsche Telekom.........  1.89%
   5. Nippon Tel + Tel Cp......  1.84%
   6. Vodafone Airtouch........  1.83%
   7. France Telecom...........  1.81%
   8. Glaxo Welcome, Plc. - ADR  1.39%
   9. Roche Holdings AG........  1.37%
  10. Novartis Ag..............  1.32%

 Portfolio holdings are subject to change.

Which industry sectors were disappointing for the Fund?
Industries that were previously thought of as stable earners such as Electric Utilities and Supermarkets, and old economy growth stories such as Pharmaceuticals were shunned by investors. Compared to the high flying Telecommunication, Media, and Technology names, many disparaged these companies as yesterday's news and lacking high growth.

What do you see ahead in the market for the next fiscal period?
The markets are likely to remain volatile until investors reach a comfort level with high economic growth rotating from the U.S. to Euroland, the prospects of a weaker Dollar, and the likelihood that Asian growth may slow if Japan cannot stage a meaningful recovery.

          /s/ William Trimbur, Jr.
          William Trimbur, Jr., CFA, CPA
          Portfolio Manager

-------------------------------------------------------------------------------

 36                       INTERNATIONAL EQUITIES FUND              May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 98.26%
               ADVERTISING - 0.15%
      20,000   Wpp Group, Plc. ................................   $      243,388
                                                                  --------------
               AIRLINES - 0.33%
      30,000   Alitalia Linee..................................           58,496
      40,000   Japan Air Lines Co., Ltd. ......................          120,700
      60,000   Malay Airline System Berhad.....................           56,210
      35,000   Singapore Airlines..............................          304,901
                                                                  --------------
                                                                         540,307
                                                                  --------------
               APPAREL & PRODUCTS - 0.44%
      12,000   Bulgari Spa.....................................          150,019
      20,000   Onward Kashiyama Co., Ltd. .....................          267,397
         250   Swatch Group....................................          305,835
                                                                  --------------
                                                                         723,251
                                                                  --------------
               APPLIANCES/FURNISHINGS - 1.15%
      39,175   Dixons Group New................................          185,593
       5,000   Matsushita Electric Industrial Co., Ltd. .......          118,147
       4,200   Matsushita Electric Industrial Co., Ltd. - ADR..          982,800
      33,000   Sanyo Electric Co., Ltd. .......................          243,888
       3,400   Sanyo Electric Co., Ltd. - ADR..................          123,675
      12,000 * Sharp Corp. ....................................          216,146
                                                                  --------------
                                                                       1,870,249
                                                                  --------------
               AUTO - CARS - 2.45%
       2,656   Bayerische Motoren Werke Ag.....................           80,780
       5,000   Daimlerchrysler Ag..............................          271,955
         500   Peugeot Citroen SA..............................          102,624
      78,000   Toyota Motor Corp. .............................        3,541,340
                                                                  --------------
                                                                       3,996,699
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.52%
      25,000   Calsonic Corp. .................................           53,387
      25,000   Continental Ag..................................          461,810
      12,000   Gkn.............................................          165,611
       7,000 * Pininfarina S.p.A. .............................          112,523
         956 * Valeo...........................................           48,430
                                                                  --------------
                                                                         841,761
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - REPLACEMENT PARTS - 0.49%
       1,000   Bridgestone Corp. ..............................   $       22,840
       5,550   Denso Corp. - ADR...............................          504,100
       8,191   Michelin (CGDE), Class B........................          271,284
                                                                  --------------
                                                                         798,224
                                                                  --------------
               BANKS - OTHER - 10.61%
      15,297   Allied Irish Banks..............................          141,287
      60,000   AMMB Holdings BHD...............................          247,895
      50,000   Asahi Bank, Ltd. ...............................          222,367
       3,190   Asahi Bank, Ltd. - ADR..........................          141,909
     106,000   Bank of Tokyo - Mitsubishi......................        1,328,629
      68,000   Bank of Yokohama, Ltd. .........................          290,424
       2,296   Bank of Yokohama, Ltd. - ADA....................           98,088
      43,709   Barclays, Plc...................................        1,137,754
      42,370   Bca Intesa S.p.A. ..............................          167,209
      57,001   Bco Bilbao Vizcaya..............................          797,687
      59,885   Bco Com Portugues...............................          294,433
       4,000   Bco Espir Santo.................................           93,856
      84,496   Bco Sant Cent Hisp..............................          828,509
       6,068   Bqe Natl Paris..................................          547,716
       1,500   Cobepa Cie Belge................................           83,546
     108,000   Commerce Asset Holding..........................          309,789
      50,000   Credito Italiano................................          221,109
      15,119   Dbs Group Holdings..............................          150,898
       4,928   Dbs Group Holdings, Ltd. - ADR..................          196,765
       1,300   Den Danske Bank AF 1871 - ADR...................          150,177
       2,500 * Deutsche Bank Ag................................          192,771
       1,739   Dresdner Bank Ag................................           71,387
      17,000   Dresdner Bank AG - ADR..........................          688,967
      15,000   ForeningsSparbanken AB (Swedbank), Class B......          223,732
      30,000   Fuji Bank, Ltd. ................................          232,023
      25,900   Hang Seng Bank..................................          217,710
       7,080   Hsbc Holdings, Plc. - ADR.......................          393,384
      15,000   Industrial Bank of Japan, Ltd. .................          116,987
      48,000   Joyo Bank.......................................          186,733
     148,342   Lloyds TSB Group, Plc...........................        1,607,610
      35,404   National Australia Bank, Ltd. ..................          527,609
       9,319   National Australia Bank, Ltd. - ADR.............          693,101
      10,995   Royal Bank Scot Group...........................          181,036
      98,000   Sakura Bank, Ltd. ..............................          725,186
      21,160   San Paolo Imi S.p.A. - ADR......................          630,832

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - Continued
      25,000   Sao Paolo Imi S.p.A. ...........................   $      366,184
      30,000   Shizuoka Bank...................................          283,552
      54,000   Sumitomo Bank...................................          707,935
      26,000   Tokai Bank......................................          126,736
       2,225   Tokai Bank - ADR................................          216,972
       7,306 * Ubs Ag..........................................          985,748
      13,300   Westpac Banking Corp. Ltd. - ADR................          454,694
                                                                  --------------
                                                                      17,280,936
                                                                  --------------
               BANKS - REGIONAL - 0.76%
       3,000   Almanij Algem Maa...............................          122,310
       3,000   Bayer Hypo Vereins..............................          195,611
      30,000 * Bipop Carire....................................          272,328
         258 * Dexia Ex Dexia Bel..............................           17,493
      15,000 * Halifax Group...................................          147,627
      73,812 * Nordic Baltic Holding...........................          478,432
                                                                  --------------
                                                                       1,233,801
                                                                  --------------
               BEVERAGE -
               BREWERS/DISTRIBUTORS - 0.83%
      15,000   Asahi Breweries.................................          186,203
      34,642   Bass............................................          379,052
      63,354 * Diageo..........................................          542,435
       4,000   Heineken NV.....................................          205,436
       3,000   Yakult Honsha Co. ..............................           32,589
                                                                  --------------
                                                                       1,345,715
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 0.32%
      45,491   Cadbury Schweppes...............................          303,014
       7,858   Cadbury Schweppes, Plc. - ADR...................          211,184
                                                                  --------------
                                                                         514,198
                                                                  --------------
               BROADCASTING - 0.74%
       3,056 * Canal Plus......................................          581,623
      40,000   Mediaset........................................          619,479
                                                                  --------------
                                                                       1,201,102
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000             INTERNATIONAL EQUITIES FUND           37

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BUILDING MATERIALS - 1.83%
      20,000   Asahi Glass Co., Ltd. ..........................   $      185,507
       1,223   Cie De St Gobain ...............................          170,579
      31,746   CRH, Plc. ......................................          550,884
       2,505   Fletcher Challenge Building Division - ADR......           24,424
       2,700   Glaverbel SA....................................          196,101
         525   Holderbank Finance Glarus.......................          615,506
      40,000   Inax Corp. .....................................          228,402
       5,551   Lafarge SA......................................          429,841
      24,381   Rexam...........................................           85,762
      15,000   Tostem Corp. ...................................          247,203
     150,000 * Ytl Corp. ......................................          238,816
                                                                  --------------
                                                                       2,973,025
                                                                  --------------
               CHEMICAL - MAJOR - 0.90%
      17,150   BASF AG.........................................          701,604
      10,000   Bayer AG........................................          386,241
      10,000   Bayer AG - ADR..................................          383,481
                                                                  --------------
                                                                       1,471,326
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 1.02%
      10,200   Akzo Nobel NV - ADR.............................          395,250
      23,420   BOC Group, Plc..................................          329,528
       6,000   Imperial Chemical Industries, Plc. - ADR........          187,500
         200 * Lonza Group Ag..................................          101,303
      13,100   Shin Etsu Chemical Co. .........................          642,199
                                                                  --------------
                                                                       1,655,780
                                                                  --------------
               CONGLOMERATES - 2.51%
         533 * Bouygues........................................          330,120
       6,890   Broken Hill Proprietary Co., Ltd. - ADR.........          139,523
          20   D/S 1912........................................          218,698
      33,000   Hutchinson Whampoa..............................          380,089
      35,000 * Ifil Ist Fin Ital...............................          266,124
       3,300   Itochu Corp. - ADR..............................          133,318
      26,875   Keppel Corp., Ltd. - ADR........................          102,345
       9,800   Kvaerner Asa....................................          113,066
       8,157   Lagardere Groupe................................          570,756
      22,000   Mitsubishi Corp. ...............................          182,610

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONGLOMERATES - Continued
      64,000   Mitsui & Co. ...................................   $      449,821
      11,185   Vivendi.........................................        1,200,030
                                                                  --------------
                                                                       4,086,500
                                                                  --------------
               CONSUMER FINANCE - 0.20%
      37,000   Nippon Shinpan Co. .............................           75,920
       3,000   Promise Co. ....................................          252,078
                                                                  --------------
                                                                         327,998
                                                                  --------------
               COSMETICS/TOILETRIES - 1.33%
       1,100   Loreal Co. .....................................          757,882
       2,900   Loreal Co. - ADR................................          397,234
       2,000   Lvmh Moet Hennessy..............................          815,771
      14,490   Shiseido, Ltd. - ADR............................          199,435
                                                                  --------------
                                                                       2,170,322
                                                                  --------------
               DRUGS - 6.83%
      10,000   Astrazeneca.....................................          421,812
      10,900   Astrazeneca, Plc. - ADR.........................          458,481
      39,900   Glaxo Wellcome, Plc. - ADR......................        2,246,869
       1,446   Novartis Ag.....................................        2,133,021
       5,000   Ono Pharmaceutical..............................          181,050
       4,029   Rhodia..........................................           66,908
       1,644 * Rhone Poulenc Sa................................          106,904
         210   Roche Holdings AG...............................        2,214,455
     109,523   Smithkline Beecham..............................        1,400,042
      25,000   Takeda Chemical Industries, Ltd. ...............        1,706,049
       4,000   Yamanouchi Pharmaceuticals Co., Ltd. ...........          182,350
                                                                  --------------
                                                                      11,117,941
                                                                  --------------
               ELECTRICAL EQUIPMENT - 3.05%
       2,000   Advantest.......................................          421,522
       1,000 * Barco...........................................          111,487
       5,000   Fanuc...........................................          435,913
       7,000   Murata Manufacturing Co. .......................        1,208,858
      12,000   Nikon Corp. ....................................          330,904
      23,900 * Koninklijke (Royal) Philips Electronics N.V. ...        1,067,158
      15,000 * Stmicroelectronics..............................          894,232
       3,400   Sumitomo Electric Industries, Ltd. - ADR........          495,751
                                                                  --------------
                                                                       4,965,825
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRONIC INSTRUMENTS - 1.21%
      50,000   Hitachi, Ltd. ..................................   $      619,284
       2,000   Kyocera Corp. ..................................          331,277
      50,000   Racal Electronics, Plc..........................          333,049
       7,110   Schneider SA....................................          473,616
      25,000   Yokogawa Electric...............................          208,904
                                                                  --------------
                                                                       1,966,130
                                                                  --------------
               ENTERTAINMENT - 1.30%
      23,400   Sony Corp. .....................................        2,118,286
                                                                  --------------
               FINANCE COMPANIES - 2.74%
      30,000   Abbey National..................................          399,434
      46,030   ABN Amro Holdings NV............................        1,052,120
      38,879   Allied Zurich...................................          436,470
       9,907   Allied Zurich, Plc. - ADR.......................          222,565
      22,804   ING Groep NV....................................        1,363,940
      15,936 * Soc Generale....................................          919,554
         126   Zurich Allied Ag................................           61,955
                                                                  --------------
                                                                       4,456,038
                                                                  --------------
               FOODS - 2.38%
      25,000   Ajinomoto, Inc. ................................          302,446
      10,000   Daiei, Inc. ....................................           30,453
      11,500   Daiei, Inc. - ADR...............................           63,250
       1,000   Groupe Danone...................................          234,264
       1,133   Laurus NV.......................................           11,522
          50   Nestle SA.......................................           95,379
      20,000   Nestle SA - ADR.................................        1,899,716
      30,750   Tate & Lyle, Plc................................          115,300
     104,199   Tesco...........................................          315,060
      10,196   Unilever........................................           67,343
      14,642   Unilever NV.....................................          743,997
                                                                  --------------
                                                                       3,878,730
                                                                  --------------
               FREIGHT - 0.71%
      40,000   Nippon Yusen Kabushiki Kaish....................          172,322
       8,570   Nippon Yusen Kabushiki Kaish - ADR..............          369,304
      42,322   P & O Steam Navigation..........................          444,081
       7,000 * Yamato Transport................................          163,456
                                                                  --------------
                                                                       1,149,163
                                                                  --------------

--------------------------------------------------------------------------------

 38                       INTERNATIONAL EQUITIES FUND               May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HARDWARE & TOOLS - 0.11%
      10,000   SKF AB, Class B.................................   $      183,103
                                                                  --------------
               HOME BUILDERS - 0.40%
         214   Sekisui Homes, Ltd. - ADR.......................           20,829
      30,000   Sekisui House, Ltd. ............................          291,908
       9,000   Skanska Ab, Class B.............................          334,595
                                                                  --------------
                                                                         647,332
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.56%
       5,000 * Karstadt Ag.....................................          168,397
       7,000   Katokichi Co. ..................................          175,479
       8,460   Kingfisher......................................           78,260
       1,500 * Pin Printemps Redo..............................          322,847
      50,000   Woolworths, Ltd. ...............................          165,590
                                                                  --------------
                                                                         910,573
                                                                  --------------
               HUMAN RESOURCES - 0.58%
         250   Adecco SA.......................................          197,275
      14,000   Konami Co. .....................................          740,913
                                                                  --------------
                                                                         938,188
                                                                  --------------
               INFORMATION PROCESSING - 1.00%
       1,200   Cap Gemini......................................          224,915
      35,000   Fujitsu, Ltd. ..................................          991,133
       1,000   SAP AG..........................................          415,163
                                                                  --------------
                                                                       1,631,211
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 0.11%
       1,098   Bae Systems, Plc. - ADR.........................           27,450
       7,000 * Capita Group ...................................          156,645
                                                                  --------------
                                                                         184,095
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 0.43%
       3,000   Tokyo Electron..................................          409,452
      30,000   Toshiba Corp. ..................................          289,680
                                                                  --------------
                                                                         699,132
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 0.19%
       2,800   Oce NV..........................................           39,707
       5,000   Toyo Information................................          269,718
                                                                  --------------
                                                                         309,425
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               NETWORKING - 1.10%
      10,400   Marcon, Plc. - ADR..............................   $      128,700
      44,301   Marconi.........................................          533,811
       3,200 * Softbank Corp New...............................          479,829
       4,200   Softbank Corp. .................................          643,424
                                                                  --------------
                                                                       1,785,764
                                                                  --------------
               INSURANCE - CASUALTY - 0.36%
      25,000   Mitsui Marine & Fire............................          132,538
      50,000   Nippon Fire & Marine Insurance..................          138,805
      25,000   Sumitomo Marine & Fire..........................          156,678
      15,000   Tokio Marine & Fire Insurance Co. ..............          163,641
                                                                  --------------
                                                                         591,662
                                                                  --------------
               INSURANCE - LIFE - 1.30%
      15,000   Mediolanum......................................          229,506
       8,740   Prudential, Plc. - ADR..........................          656,614
      48,110   Skandia Forsakring..............................        1,231,667
                                                                  --------------
                                                                       2,117,787
                                                                  --------------
               INSURANCE -
               MISCELLANEOUS - 0.10%
       6,585   CGNU............................................          161,651
                                                                  --------------
               INSURANCE - MULTILINE - 3.66%
      10,144   Aegon NV........................................          365,304
       3,088   Allianz AG......................................        1,105,132
      27,313   Assic Generali..................................          823,058
      11,571   AXA.............................................        1,705,636
       4,120   Munchener Ruckvers..............................        1,195,830
         400   Swiss Reinsurance AG............................          769,431
                                                                  --------------
                                                                       5,964,391
                                                                  --------------
               LEISURE TIME - 1.40%
      10,000   Canon, Inc. - ADR...............................          463,750
      15,000   Fuji Photo......................................          523,653
         103   Granada Group...................................              914
     105,322   Ladbroke Group, Plc. ...........................          389,398
       2,300   Nintendo Co. ...................................          341,674
       4,234   Preussag Ag.....................................          149,512
      25,000   Tab Corporation Holdings, Ltd. .................          132,757
     100,000 * Tanjong.........................................          281,579
                                                                  --------------
                                                                       2,283,237
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               LODGING - 0.13%
     297,916   Hong Kong & Shanghai Hotels.....................   $      137,636
      80,000   Hotel Properties................................           73,384
                                                                  --------------
                                                                         211,020
                                                                  --------------
               MACHINE TOOLS - 0.46%
      35,000   Amada Co., Ltd. ................................          302,214
      16,000   Makita Corp. - ADR..............................          145,000
      25,000   Minebea Co., Ltd. ..............................          295,483
                                                                  --------------
                                                                         742,697
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.33%
       2,000   Groupe Gtm......................................          167,931
      52,000   Kajima Corp. ...................................          129,390
       2,340   Kajima Corp., ADR...............................           58,242
      80,000   Kumagai Gumi Co. ...............................           11,601
      70,000   Shimizu Corp. ..................................          165,731
                                                                  --------------
                                                                         532,895
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 2.48%
      11,428   Atlas Copco AB, Class A.........................          254,408
       3,084   Atlas Copco AB, Class B.........................           66,252
         125   Bobst SA........................................          178,466
     103,285   British Aerospace...............................          648,556
       8,000   Ebara Corp. ....................................           82,447
       2,530   Ebara Corp. - ADR...............................          260,812
     100,000   Halma, Plc. ....................................          136,213
      50,000   Kawasaki Heavy Industries.......................           65,457
      70,000   Kubota Corp. ...................................          246,971
       1,350   Kubota Corp. - ADR..............................           98,550
       7,500   Man Ag..........................................          258,894
         565   Rolls Royce.....................................            2,080
     123,745   Siebe, Plc. ....................................          426,024
       8,989   Siemens Ag......................................        1,318,408
                                                                  --------------
                                                                       4,043,538
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.16%
       3,000   Fresenius Medical...............................          251,477
      20,000 * Instrumentation Laboratory S.p.A. - ADR.........           15,000
                                                                  --------------
                                                                         266,477
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000             INTERNATIONAL EQUITIES FUND           39

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISE - SPECIALTY - 0.89%
      10,000   Esselte AB, Class B.............................   $       60,663
      20,000   Great Universal Stores, Plc. ...................          124,388
      40,000   Hennes & Mauritz AB (H&M), Class B..............        1,010,686
       1,500 * Herlitz AG......................................           16,163
       7,300   Metro Ag........................................          238,369
                                                                  --------------
                                                                       1,450,269
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 0.37%
      15,481   Marks & Spencer, Plc. ..........................           57,700
       5,033   Marks & Spencer, Plc. - ADR.....................          112,053
      16,000   Marui Co., Ltd. ................................          293,394
      36,000   Mitsukoshi, Ltd. ...............................          134,033
         200   Mitsukoshi, Ltd. - ADR..........................            7,448
                                                                  --------------
                                                                         604,628
                                                                  --------------
               MERCHANDISING - FOOD - 0.37%
      16,893   Ahold Kon NV....................................          477,537
      15,000 * Melco International Development, Ltd. ..........            2,445
      10,000   Uny Co., Ltd. ..................................          123,300
                                                                  --------------
                                                                         603,282
                                                                  --------------
               MERCHANDISING - MASS - 1.16%
      19,454   Carrefour.......................................        1,376,648
       4,356   Familymart Co. .................................          173,504
       2,000   Ito-Yokado Co., Ltd. ...........................          118,657
       8,666   Jeronimo Martins Sgps...........................          136,716
      20,000 * Seiyu, Ltd. ....................................           81,519
                                                                  --------------
                                                                       1,887,044
                                                                  --------------
               METALS - ALUMINUM - 0.02%
      15,000 * Pasminco, Ltd. .................................            7,794
         680 * Pechiney........................................           27,977
                                                                  --------------
                                                                          35,771
                                                                  --------------
               METALS - MISCELLANEOUS - 1.16%
         200   Alusuisse Lonza Holdings........................          126,540
       7,816 * Boliden, Ltd. ..................................           10,440
      10,000   Nitto Denko Corp. ..............................          422,450
       3,062   Rio Tinto, Ltd. - ADR...........................          174,923
       6,432   Rio Tinto, Plc. ................................           95,026
       6,700   Rio Tinto, Plc. - ADR...........................          411,631
       3,600   Shimamura Co. ..................................          376,027
      67,410   Western Mining..................................          276,636
                                                                  --------------
                                                                       1,893,673
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               METALS - STEEL - 0.58%
       5,000 * Bekaert Sa......................................   $      258,894
      36,700 * Corus Group.....................................           53,836
       2,000   Corus Group, Plc. - ADR.........................           30,000
     100,000   Kawasaki Steel..................................          151,339
      50,000   Sumitomo Metal Mining...........................          211,225
      10,000   Thyssen Krupp Ag................................          170,730
       2,000   Vallourec Usin..................................           72,770
                                                                  --------------
                                                                         948,794
                                                                  --------------
               MISCELLANEOUS - 0.94%
       5,000 * Abb Ag..........................................          620,557
      10,000   Cardo Ab........................................          174,755
      15,000   Daito Trust Const. .............................          285,502
      18,360   Tnt Post Groep NV...............................          442,955
                                                                  --------------
                                                                       1,523,769
                                                                  --------------
               OIL - INTEGRATED INTERNATIONAL - 5.88%
      52,046   Bp Amoco........................................          474,052
      56,178   Bp Amoco, Plc. - ADR............................        3,054,679
     240,000   Eni S.p.A. .....................................        1,294,188
      30,000   Repsol SA - ADR.................................          631,875
      25,392   Royal Dutch Pete Co. ...........................        1,585,413
      12,610   Shell Transport & Trading.......................          104,427
      10,067   Total...........................................        1,586,310
      10,757   Total Fina Sa - ADR.............................          849,131
                                                                  --------------
                                                                       9,580,075
                                                                  --------------
               OIL - SERVICES - 0.15%
      50,000   Saipem..........................................          250,031
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.60%
       5,000   Mayr Melnhof Karto..............................          237,902
         666   Metso Oyj.......................................            8,699
      22,000   Oji Paper Co., Ltd. ............................          141,757
         300   Oji Paper Co., Ltd. - ADR.......................           19,336
      60,000   Nippon Paper Industries.........................          394,968
       7,000   UPM - Kymmene Corp. ............................          177,634
                                                                  --------------
                                                                         980,296
                                                                  --------------
               POLLUTION CONTROL - 0.10%
       1,000   Lyonnaise Des Eaux SA...........................          167,931
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PUBLISHING - NEWS - 0.93%
      52,881   Independent Newspapers, Plc. ...................   $      414,417
      50,000 * New Straits Times...............................          150,000
      15,000   News Corp Ltd. - ADR............................          683,437
      21,379   United News & Media, Plc. ......................          269,930
                                                                  --------------
                                                                       1,517,784
                                                                  --------------
               PUBLISHING/PRINTING - 0.18%
       2,000   Arn Mondadori Edit..............................           45,994
       8,709   Elsevier NV.....................................           81,738
       3,500   Publishing & Broadcasting, Ltd. ................           25,781
      20,000   Trelleborg AB, Class B..........................          133,571
                                                                  --------------
                                                                         287,084
                                                                  --------------
               RAILROAD - 0.34%
          50 * East Japan Railway..............................          285,038
      60,000   Tokyu Corp. ....................................          264,054
                                                                  --------------
                                                                         549,092
                                                                  --------------
               REAL ESTATE - 1.11%
       6,000   Asticus Ab......................................           78,139
      67,320   Beni Stabili S.p.A. ............................           33,727
       9,000   Drott AB, Class B...............................           94,668
      35,000   Great Portland Est. ............................          116,567
      42,102   Hammerson, Plc. ................................          259,014
       1,523   Lend Lease Corp. ...............................           17,306
      43,000   Mitsubishi Estate Co., Ltd. ....................          505,835
      27,575   New World Development Co. ......................           27,249
      44,498   Sun Hung Kai Properties, Ltd. ..................          270,680
      52,500   Swire Pacific, Ltd., Class A....................          302,512
      56,582   Wharf (Holdings), Ltd. .........................          101,658
                                                                  --------------
                                                                       1,807,355
                                                                  --------------
               SECURITIES RELATED - 0.91%
      25,000   Daiwa Securities Co., Ltd. .....................          304,071
       2,137   Garban..........................................            6,046
      15,000   Nikko Securities Co., Ltd. .....................          138,991
       7,000   Nomura Securities Co., Ltd. ....................          160,531
       3,800   Nomura Securities Co., Ltd. - ADR...............          871,697
       6,000 * Yamaichi Securities Co., Ltd. - ADR.............               --
                                                                  --------------
                                                                       1,481,336
                                                                  --------------

--------------------------------------------------------------------------------

 40                       INTERNATIONAL EQUITIES FUND              May 31, 2000

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               SEMICONDUCTOR EQUIPMENT - 0.22%
       2,000 * Hoya Corp. ....................................   $      185,506
       1,000   Kao Corp. .....................................           30,361
       1,000   Tdk Corp. .....................................          123,114
                                                                 --------------
                                                                        338,981
                                                                 --------------
               SEMICONDUCTORS - 0.82%
       4,500 * Asm Lithography Holding N.V. ..................          165,664
       2,000   Rohm Co. ......................................          623,926
       8,000   Secom Co. .....................................          542,222
                                                                 --------------
                                                                      1,331,812
                                                                 --------------
               TELECOMMUNICATIONS - 18.34%
      15,000 * Alcatel........................................          829,859
      43,434   British Telecommunications, Plc. ..............          629,987
      11,379   British Telecommunications, Plc. - ADR.........        1,658,489
         151   Cable & Wireless, Plc. ........................            2,520
      49,081   Deutsche Telekom...............................        3,045,042
      20,000 * Europolitan Holdings...........................          320,570
      25,000   Fortum Oyj.....................................           93,295
      20,000   France Telecom.................................        2,920,133
       8,984   Kon Kpn NV.....................................          811,341
       5,000   Netcom Asa.....................................          198,264
         250   Nippon Tel+Tel Cp. ............................        2,971,078
      87,920 * Nokia Ab Oy....................................        4,576,992
       7,500   Sonera Yhtyma Oyj..............................          379,944
       1,000   Swisscom Ag. ..................................          351,303
       3,000   Tele Danmark A/S...............................          211,825
       6,000   Telecom Corp. of New Zealand, Ltd. ............           21,089
       2,600   Telecom Corp. of New Zealand, Ltd. - ADR.......           72,475
     117,819   Telecom Italia Mobile..........................        1,227,798
      10,000   Telefonaktiebolaget LM Ericsson AB, Class B....          203,139
      84,600   Telefonaktiebolaget LM Ericsson AB, Class B -
               ADR............................................        1,734,300
      50,529 * Telefonica Ca..................................        1,037,102
      15,149 * Telefonica de Espana - ADR.....................          922,214
     115,000   Telekom Malaysia Berhad........................          420,658
     100,000   Telstra Corp. .................................          388,280
     646,584   Vodafone Airtouch..............................        2,951,908
      41,000   Vodafone Group, Plc. - ADR.....................        1,878,312
                                                                 --------------
                                                                     29,857,917
                                                                 --------------
               TEXTILE - PRODUCTS - 0.10%
      20,000   Courtaulds Textiles, Plc. .....................           41,912
      15,000   Wacoal Corp. ..................................          125,760
                                                                 --------------
                                                                        167,672
                                                                 --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

--------------------------------------------------------------------------------
               TOBACCO - 0.41%
      15,000   Altadis, SA....................................   $      219,990
      38,879   British America Tobacco........................          227,546
       9,908   British America Tobacco, Plc. - ADR............          120,134
      32,000 * Swedish Match AB...............................           99,377
                                                                 --------------
                                                                        667,047
                                                                 --------------
               UTILITIES - COMMUNICATION - 0.15%
      15,000 * Telecel Comuni Pes.............................          243,500
                                                                 --------------
               UTILITIES - ELECTRIC - 1.88%
      10,000   Endesa SA - ADR................................          210,625
      30,000   Iberdrola SA...................................          383,442
      16,600   Kansai Electric Power Co., Inc. ...............          286,056
      62,265   National Power.................................          342,515
       2,000   Oesterreichisch Elektrizitatswirt Schafts
               AG, Class A....................................          207,115
      10,000   RWE AG - ADR...................................          365,397
      48,488   Scot Power.....................................          384,670
      25,200   Tokyo Electric Power...........................          629,386
       5,000   VEBA AG........................................          252,829
                                                                 --------------
                                                                      3,062,035
                                                                 --------------
               UTILITIES -
               GAS, DISTRIBUTION - 0.14%
      39,215   Bg Group.......................................          235,383
                                                                 --------------
               UTILITIES - GAS, PIPELINE - 0.25%
      90,000 * Enel...........................................          401,355
                                                                 --------------
               WATER SERVICES - 0.60%
         576 * Hyder..........................................            2,414
       3,000 * Suez Lyonnaise des Eaux SA.....................          250,091
      25,041   Thames Water...................................          300,611
      45,183   United Utilities, Plc. ........................          426,759
                                                                 --------------
                                                                        979,875
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $119,297,119)............................      159,984,664
                                                                 --------------
               PREFERRED STOCK - 0.64%
               AUTO - CARS - 0.32%
         200   Porsche AG.....................................          523,572
                                                                 --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 0.32%
       1,000   Sap A..........................................          515,921
                                                                 --------------
               TOTAL PREFERRED STOCK
               (Cost $1,094,767)..............................        1,039,493
                                                                 --------------

   NUMBER
  OF SHARES                                                         MARKET VALUE

--------------------------------------------------------------------------------
             WARRANTS - 0.02%
             BANKS - OTHER - 0.02%
      11,250 Commerce Asset Holdings,
              Expiring 03/16/02...............................   $       12,079
      50,000 DCB Holdings BHD,
              Expiring 12/27/04...............................           28,158
                                                                 --------------
                                                                         40,237
                                                                 --------------
             INSURANCE - MULTILINE - 0.00%
          60 Munchener Ruckvers,
              Expiring 06/03/02...............................            4,506
                                                                 --------------
             WATER SERVICES - 0.00%
         251 Eaux (Cie Generale),
              Expiring 05/02/01...............................            1,227
                                                                 --------------
             TOTAL WARRANTS
             (Cost $18,674)...................................           45,970
                                                                 --------------
     PAR
    VALUE
 -----------
             CORPORATE BONDS - 0.02%
             LEISURE TIME - 0.00%
 $     8,000 Preussag Ag,
             2.13% due 06/17/04...............................            6,794
                                                                 --------------
             MACHINERY - INDUSTRIAL/
             SPECIALTY - 0.01%
      12,749 British Aerospace,
              7.45% due 11/29/03..............................           18,511
                                                                 --------------
             UTILITIES - GAS, PIPELINE - 0.01%
             Bg Transco Holdings:
       5,000  7.06% due 12/14/09..............................            7,566
       5,000  7.00% due 12/16/24..............................            7,336
       5,000  4.19% due 12/14/22..............................            7,242
                                                                 --------------
                                                                         22,144
                                                                 --------------
             TOTAL CORPORATE BONDS
             (Cost $36,963)...................................           47,449
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $120,447,523) - 98.94%.....................   $  161,117,576
                                                                 --------------

* Non-income producing

FORWARD CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                      Settlement   Face    Market   Unrealized
        Long/Short                     Date(s)    Value    Value   Depreciation
-------------------------------------------------------------------------------
   581,900 EUR/544,542 USD             06/02/00  $544,542 $542,883   $(1,659)
    60,000 GBP/ 89,910 USD             06/02/00    89,910   89,811       (99)
35,700,000 JPY/332,000 USD             06/01/00   332,000  331,461      (539)
                                                 ----------------------------
                                                 $966,452 $964,155   $(2,297)
                                                 ----------------------------


--------------------------------------------------------------------------------

 May 31, 2000                     GROWTH FUND                   41

                       Average Annual Total Return--Fund

   1 Year                     5 Year               Since Inception*
-------------------------------------------------------------------
   0.96%                      18.75%                    17.80%

* April 29, 1994

                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                             Balanced Fund           S&P 500
                             -------------           -------
              5/94               9,881                10,173
              5/95              11,486                12,227
              5/96              16,938                15,702
              5/97              18,462                20,324
              5/98              23,523                26,558
              5/99              26,863                32,146
              5/00              27,121                35,514

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns to not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

    Portfolio at a Glance

 Total assets: $1,139,537,748
 NAV on 05/31/00: $23.31
 One year total return: 0.96%
 Net expense ratio: 0.85%
 Inception date: 04/29/94

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Maya K. Bittar, CFA

How did the Fund perform?
Wellington Management assumed portfolio management responsibilities for the AGSPC Growth Fund on September 1, 1999. September was a month of transition for the Fund as we repositioned it according to our investment strategy. Over this time period (9/1/99-5/31/00), the portfolio outperformed the S&P 500 Index by 120 basis points returning 9.8% compared to 8.6% for the S&P 500 Index. If one looks more closely and reviews performance after the Fund was repositioned, from October 1, 1999 through May 31, 2000 the Fund outperformed the S&P 500 by 440 basis points returning 16.0% vs. 11.6% for the S&P 500 Index.

What were the dominant portfolio themes?
Themes are a prominent part of our long-term investment strategy. We identify trends in demographics, technological change, and political and social developments in the U.S. and abroad and develop investment themes around these secular trends. Since September, the dominant themes used in the Fund have been the aging U.S. population and technology. In the United States, aging baby boomers are playing a key role in driving the U.S. economy, particularly in healthcare and financial services. We believe U.S. pharmaceutical and financial services companies will benefit from this trend for years to come. Another important driver of pharmaceutical company growth is the use of biotechnology and genomics to advance discovery and new treatments for the many costly illnesses such as cancer, heart disease, and diabetes. Networking the Nation, our technology theme, also stood out in the portfolio during the last nine months. We believe that technology will continue to change the way that we live, work, and play for the foreseeable future. Increased Internet usage and the demand for broadband services are driving technological development to facilitate access and delivery of these services. Therefore, technology will remain an important investment theme for the foreseeable future.

Which portfolio holdings most enhanced the Fund's performance?
Technology stocks were the key contributors to the portfolio's out-performance. Oracle Corp., Cisco Systems, Corning Inc., Broadcom Corp. and Micron Technology were the strongest performers. These companies are benefiting from the increasing usage of the Internet and the demand for broadband networks.

           Top 10 Holdings

   1. General Electric Co. ....  3.51%
   2. Cisco Systems, Inc. .....  3.32%
   3. Exxon Mobil Corp. .......  3.26%
   4. Intel Corp. .............  3.05%
   5. Microsoft Corp. .........  2.71%
   6. Worldcom, Inc. ..........  2.32%
   7. Marsh & McLennan
      Companies, Inc. .........  2.28%
   8. American Home Products
      Corp. ...................  2.18%
   9. Citigroup, Inc. .........  2.10%
  10. Pfizer, Inc. ............  2.05%

 Portfolio holdings are subject to change.

Were there any disappointments in the portfolio?
Microsoft, Worldcom, Global Crossing, and America Online were our most disappointing holdings. Microsoft has been weak, as a result of the Justice Department's desire to breakup the company. However, fundamentals remain strong with the introduction of Windows 2000, and we believe that Microsoft will continue to be a company with which to reckon, whether it exists as one company or two. In the telecom area, competition has increased and been a source of concern for investors. Both Worldcom and Global Crossing are building global communication networks, which we believe other telecom companies will attempt to emulate. Finally, both Worldcom and America Online have been disappointing due to the uncertainty surrounding their respective deals, Worldcom's desire to merge with Sprint and America Online with Time Warner. We continue to like the strategies and prospects for both companies and continue to own them in the Fund.

What is your outlook for the next fiscal period?
It appears that the Federal Reserve has nearly completed their increase of short-term interest rates. We have recently seen evidence that the U.S. economy is beginning to slow and that the Fed may have successfully engineered a "soft-landing' with no severe consequences for most sectors of the market.

       /s/ Maya K. Bittar
       Maya K. Bittar, CFA
       Portfolio Manager

--------------------------------------------------------------------------------

 42                               GROWTH FUND         May 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 96.66%
               AEROSPACE/DEFENSE - 1.93%
     130,200 * General Motors Corp., Class H...................   $   12,816,563
     150,700   United Technologies Corp. ......................        9,107,931
                                                                  --------------
                                                                      21,924,494
                                                                  --------------
               AIRLINES - 0.41%
     165,200   AMR Corp. ......................................        4,708,200
                                                                  --------------
               BANKS - NEW YORK CITY - 2.11%
     384,800   Citigroup, Inc. ................................       23,929,750
                                                                  --------------
               BANKS - REGIONAL - 1.39%
     141,800   State Street Corp. .............................       15,810,700
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 2.21%
      99,300   Coca-Cola Co. ..................................        5,300,138
     486,200   PepsiCo, Inc. ..................................       19,782,262
                                                                  --------------
                                                                      25,082,400
                                                                  --------------
               BROADCASTING - 1.64%
     299,894 * Viacom, Inc., Class B...........................       18,593,427
                                                                  --------------
               CHEMICAL - MAJOR - 0.97%
     103,300   Dow Chemical Co. ...............................       11,059,556
                                                                  --------------
               CHEMICAL -
               MISCELLANEOUS - 0.85%
     229,100   Praxair, Inc. ..................................        9,622,200
                                                                  --------------
               CONGLOMERATES - 1.46%
     352,900   Tyco International, Ltd. .......................       16,608,356
                                                                  --------------
               COSMETICS/TOILETRIES - 0.94%
     321,300   Gillette Co. ...................................       10,723,388
                                                                  --------------
               DRUGS - 11.03%
     460,600   American Home Products Corp. ...................       24,814,825
     209,600   Bristol Myers Squibb Co. .......................       11,541,100
     217,700 * Immunex Corp. ..................................        5,632,987
     205,300   Johnson & Johnson...............................       18,374,350
     204,200   Merck & Co., Inc. ..............................       15,238,425
     523,200   Pfizer, Inc. ...................................       23,315,100
     344,100   Pharmacia Corp. ................................       17,871,693
      68,000   Warner-Lambert Co. .............................        8,304,500
                                                                  --------------
                                                                     125,092,980
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT - 4.77%
     758,800   General Electric Co. ..........................   $   39,931,850
     165,300 * Teradyne, Inc. ................................       14,215,800
                                                                 --------------
                                                                     54,147,650
                                                                 --------------
               FINANCE COMPANIES - 1.44%
     597,700   Associates First Capital Corp. ................       16,399,394
                                                                 --------------
               HEALTHCARE - 1.55%
     271,900   Cardinal Health, Inc. .........................       17,639,513
                                                                 --------------
               HOSPITAL SUPPLIES - 1.07%
     297,900   Abbott Laboratories............................       12,120,805
                                                                 --------------
               HOUSEHOLD PRODUCTS - 1.09%
     186,400   Procter & Gamble Co. ..........................       12,395,600
                                                                 --------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               2.72%
     492,700 * Microsoft Corp. ...............................       30,824,544
                                                                 --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 6.13%
      89,900 * EMC Corp. .....................................       10,456,493
     135,200   Hewlett Packard Co. ...........................       16,240,900
     184,300   International Business Machines................       19,777,694
     243,900 * Dell Computer Corp. ...........................       10,518,188
     378,200 * Solectron Corp. ...............................       12,504,237
                                                                 --------------
                                                                     69,497,512
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               2.41%
     279,600   Automatic Data Processing, Inc. ...............       15,360,525
     187,200   Electronic Data Systems Corp. .................       12,039,300
                                                                 --------------
                                                                     27,399,825
                                                                 --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 1.10%
     129,700 * Computer Sciences Corp. .......................       12,443,094
                                                                 --------------
               INFORMATION PROCESSING - NETWORKING - 3.33%
     664,100 * Cisco Systems, Inc. ...........................       37,853,700
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MULTILINE - 3.94%
     166,100   American International Group, Inc. ............   $   18,696,631
     236,100   Marsh & McLennan Companies, Inc. ..............       25,985,755
                                                                 --------------
                                                                     44,682,386
                                                                 --------------
               MACHINERY - CONSTRUCTION & CONTRACTS - 0.48%
     141,200   Caterpillar, Inc. .............................        5,400,900
                                                                 --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 0.75%
     146,700   Illinois Tool Works, Inc. .....................        8,517,769
                                                                 --------------
               MEDICAL TECHNOLOGY - 1.00%
     223,100 * Guidant Corp. .................................       11,294,438
                                                                 --------------
               MERCHANDISE - DRUG - 0.63%
     165,000   CVS Corp. .....................................        7,177,500
                                                                 --------------
               MERCHANDISE - SPECIALTY - 1.37%
     317,900   Home Depot, Inc. ..............................       15,517,494
                                                                 --------------
               MERCHANDISING - FOOD - 1.70%
     418,500 * Safeway, Inc. .................................       19,303,313
                                                                 --------------
               MERCHANDISING MASS - 2.05%
     402,900   Wal-Mart Stores, Inc. .........................       23,217,113
                                                                 --------------
               METALS ALUMINUM - 1.20%
     232,300   Alcoa, Inc. ...................................       13,575,031
                                                                 --------------
               MULTIMEDIA - 2.88%
     253,500   America Online, Inc. ..........................       13,435,500
     435,600 * AT&T Corp. - Liberty Media Group, Class A......       19,302,525
                                                                 --------------
                                                                     32,738,025
                                                                 --------------
               NATURAL GAS - DIVERSIFIED - 0.66%
     145,300   El Paso Energy Corp. ..........................        7,482,950
                                                                 --------------
               OIL - INTEGRATED DOMESTIC - 1.19%
     475,500   Conoco, Inc., Class B..........................       13,551,750
                                                                 --------------

--------------------------------------------------------------------------------

 May 31, 2000                     GROWTH FUND                   43

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               OIL - INTEGRATED INTERNATIONAL - 4.92%
     445,400   Exxon Mobil Corp. .............................   $   37,107,387
     326,600   Texaco, Inc. ..................................       18,759,088
                                                                 --------------
                                                                     55,866,475
                                                                 --------------
               OIL - SERVICES - 1.50%
     231,900   Schlumberger, Ltd. ............................       17,059,144
                                                                 --------------
               PAPER/FOREST PRODUCTS - 1.82%
     201,700   Kimberly-Clark Corp. ..........................       12,202,850
     171,300   Weyerhaeuser Co. ..............................        8,500,763
                                                                 --------------
                                                                     20,703,613
                                                                 --------------
               PUBLISHING - NEWS - 1.65%
     289,900   Gannett Co., Inc. .............................       18,771,025
                                                                 --------------
               RESTAURANTS - 1.68%
     532,900   McDonald's Corp. ..............................       19,084,481
                                                                 --------------
               SECURITIES RELATED - 1.43%
      81,400   Goldman Sachs Group, Inc. .....................        5,987,988
     103,300   Merrill Lynch & Co., Inc. .....................       10,187,963
                                                                 --------------
                                                                     16,175,951
                                                                 --------------
               SEMICONDUCTORS - 5.26%
     278,600   Intel Corp. ...................................       34,720,525
     184,700 * Micron Technology, Inc. .......................       12,917,456
     166,600   Texas Instruments, Inc. .......................       12,036,850
                                                                 --------------
                                                                     59,674,831
                                                                 --------------
               TELECOMMUNICATIONS - 4.56%
     325,800   Lucent Technologies, Inc. .....................       18,692,775
      69,800   Motorola, Inc. ................................        6,543,750
     703,550 * Worldcom, Inc. ................................       26,471,069
                                                                 --------------
                                                                     51,707,594
                                                                 --------------
               UTILITIES - COMMUNICATION - 5.44%
     286,600   AT&T Corp. ....................................        9,941,438
     284,100   Bell Atlantic Corp. ...........................       15,021,788
     341,800 * Global Crossing, Ltd. .........................        8,566,363
     431,900   SBC Communications, Inc. ......................       18,868,631
     169,000 * Sprint Corp. - PCS Group.......................        9,379,500
                                                                 --------------
                                                                     61,777,720
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $1,021,458,543)..........................    1,097,156,591
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             CORPORATE SHORT-TERM
             REPURCHASE AGREEMENT - 3.65%
             FINANCIAL SERVICES - 3.65%
 $41,459,000 Lehman Repurchase Agreement,
             6.38%, dated 05/31/00, to be repurchased at
             $41,466,347 on 06/01/00, collateralized by U.S.
             Treasury Note, zero coupon, 6/30/00, with a par
             value of $42,450,000 (Cost $41,459,000)..........   $   41,459,000
                                                                 --------------
             TOTAL CORPORATE SHORT-TERM REPURCHASE AGREEMENT
             (Cost $41,459,000)...............................       41,459,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $1,062,917,543) - 100.31%..................   $1,138,615,591
                                                                 --------------

     * Non-income producing

--------------------------------------------------------------------------------

 44                           GROWTH & INCOME FUND    May 31, 2000

                       Average Annual Total Return--Fund

   1 Year                      5 Year                   Since Inception*
------------------------------------------------------------------------
   9.67%                       19.40%                        17.86%

* April 29, 1994

                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                               Balanced Fund         S&P 500
                               -------------         -------
                  5/94              9,889             10,173
                  5/95             11,209             12,227
                  5/96             15,115             15,702
                  5/97             17,697             20,324
                  5/98             21,214             26,558
                  5/99             24,804             32,146
                  5/00             27,202             35,514

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total assets: $330,379,065
 NAV on 05/31/00: $21.04
 One year total return: 9.67%
 Net expense ratio: 0.80%
 Inception date: 04/29/94

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Magali Azema-Barac, PhD

How did the Fund perform?
The Growth & Income Fund posted a 9.67% return for the year ending May 31, 2000 lagging the S&P's 500 Index return of 10.48%.

How did the large cap market perform over the last fiscal year?
Large capitalization stocks continued to display volatility throughout the year, as shown by the dispersion of returns across both stocks and sectors. The first five months of 2000 saw the Technology stocks underperforming their peers by about 10% while the Energy sector posted large positive returns. Overall, the large cap market as measured by the S&P 500 Index advanced 10.48% for the year ending May 31, 2000.

What were the dominant portfolio themes?
The Growth & Income portfolio aims to provide both capital growth & income. Following this, the investing theme is to identify companies that will generate attractive growth as well as stable companies that will provide consistent income and return.

Top 10 Holdings

   1. General Electric Co. ....   4.55%
   2. Intel Corp. .............   4.12%
   3. Cisco Systems, Inc. .....   3.04%
   4. Wal-Mart Stores, Inc. ...   2.52%
   5. Microsoft Corp. .........   2.09%
   6. Oracle Corp. ............   1.85%
   7. American International
      Group, Inc. .............   1.83%
   8. International Business
      Machines.................   1.76%
   9. Lucent Technologies,
      Inc. ....................   1.75%
  10. Lehman Brothers Holdings,
      Inc. ....................   1.74%

 Portfolio holdings are subject to change.

Which portfolio holdings most enhanced the Fund's performance?
The Fund's holdings in both Technology and Consumer sectors helped the performance. Even though the Technology sector had a large negative return over the beginning of 2000, the Fund's holdings in the Technology sector performed remarkably well. Advanced Micro Devices, for example, was a strong performer. The Fund's holdings in the Consumer sector also did extremely well.

Were there any disappointments in the portfolio?
The relatively large position of the Fund in Basic Materials stocks was a detriment to performance, especially at the beginning of 2000. We are reducing our weighting in this sector by focusing our attention on the sector's top quality names.

What is your outlook for the next fiscal period?
Return volatility seems to have become a characteristic of today's markets. We expect this to continue and are positioning the Fund accordingly by focusing on large, well established companies that provide both income and the prospect for capital appreciation.

             /s/ Magali Azema-Barac
             Magali Azema-Barac, PhD
             Portfolio Manager

--------------------------------------------------------------------------------

 May 31, 2000                 GROWTH & INCOME FUND              45

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 98.22%
               AEROSPACE/DEFENSE - 1.20%
      51,500   Lockheed Martin Corp. ..........................   $    1,261,750
      35,000   Northrop Grumman Corp. .........................        2,681,875
                                                                  --------------
                                                                       3,943,625
                                                                  --------------
               AIRLINES - 0.69%
      30,000   AMR Corp. ......................................          855,000
      27,500   Delta Air Lines, Inc. ..........................        1,414,530
                                                                  --------------
                                                                       2,269,530
                                                                  --------------
               AUTO - CARS - 2.90%
      80,500   Ford Motor Co. .................................        3,909,281
      80,000   General Motors Corp. ...........................        5,650,000
                                                                  --------------
                                                                       9,559,281
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.23%
      35,000   Mark IV Industries, Inc. .......................          743,750
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.23%
      30,000   Goodyear Tire & Rubber Co. .....................          746,250
                                                                  --------------
               BANKS - NEW YORK CITY - 1.32%
      70,000   Citigroup, Inc. ................................        4,353,125
                                                                  --------------
               BANKS - OTHER - 1.78%
      54,000   Bank of America Corp. ..........................        3,000,375
      63,000   Wells Fargo Co. ................................        2,850,750
                                                                  --------------
                                                                       5,851,125
                                                                  --------------
               BANKS - REGIONAL - 1.16%
      51,000   Chase Manhattan Corp. ..........................        3,809,063
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.43%
      77,500   Coca-Cola Co. ..................................        4,136,563
      14,000   PepsiCo, Inc. ..................................          569,625
                                                                  --------------
                                                                       4,706,188
                                                                  --------------
               BROADCASTING - 0.34%
      30,000 * Comcast Corp., Class A..........................        1,136,250
                                                                  --------------
               CHEMICAL - MAJOR - 0.45%
      30,000   PPG Industries, Inc. ...........................        1,486,875
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.42%
      30,500 * Cytec Industries, Inc. .........................          827,312
       6,500   Lubrizol Corp. .................................          150,313
      25,000   Olin Corp. .....................................          390,625
                                                                  --------------
                                                                       1,368,250
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONGLOMERATES - 0.27%
      38,500   Alexander & Baldwin, Inc. ......................   $      890,313
                                                                  --------------
               COSMETICS/TOILETRIES - 0.19%
      19,000   Gillette Co. ...................................          634,125
                                                                  --------------
               DRUGS - 7.44%
      24,000   American Home Products Corp. ...................        1,293,000
      30,000 * Amgen, Inc. ....................................        1,908,750
      55,000   Bristol-Myers Squibb Co. .......................        3,028,438
      32,000   Eli Lilly and Co. ..............................        2,436,000
      65,000   Merck & Co., Inc. ..............................        4,850,625
     110,000   Pfizer, Inc. ...................................        4,901,875
      47,500   Schering-Plough Corp. ..........................        2,297,813
      31,400   Warner-Lambert Co. .............................        3,834,725
                                                                  --------------
                                                                      24,551,226
                                                                  --------------
               ELECTRONIC EQUIPMENT - 4.82%
     285,000   General Electric Co. ...........................       14,998,125
      26,000   National Service Industries, Inc. ..............          565,500
      25,800 * UCAR International, Inc. .......................          316,050
                                                                  --------------
                                                                      15,879,675
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.17%
      20,000 * Imation Corp. ..................................          566,250
                                                                  --------------
               ENTERTAINMENT - 0.37%
      27,000   Gaylord Entertainment Co. ......................          610,875
      14,500   Walt Disney Co. ................................          611,718
                                                                  --------------
                                                                       1,222,593
                                                                  --------------
               FINANCIAL SERVICES - 2.05%
      30,000   Allamerica Financial Corp. .....................        1,730,625
      58,500   American Express Co. ...........................        3,148,031
      35,000   Leucadia National Corp. ........................          912,188
      53,000   United Asset Management Corp. ..................          980,500
                                                                  --------------
                                                                       6,771,344
                                                                  --------------
               FOODS - 1.02%
     150,000   Archer-Daniels-Midland Co. .....................        1,790,625
      27,000   IBP, Inc. ......................................          445,500
      60,000   Ralston Purina Co. .............................        1,113,750
                                                                  --------------
                                                                       3,349,875
                                                                  --------------
               GOVERNMENT SPONSORED - 0.15%
       8,000   Federal National Mortgage Association...........          481,000
                                                                  --------------
               HARDWARE & TOOLS - 0.25%
      31,000   Stanley Works...................................          833,125
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               HEALTHCARE - 0.24%
      55,000 * Apria Healthcare Group, Inc. ..................   $      790,625
                                                                 --------------
               HEAVY DUTY TRUCKS/PARTS - 0.69%
      31,500   Eaton Corp. ...................................        2,285,719
                                                                 --------------
               HOSPITAL SUPPLIES - 2.27%
      37,500   Abbott Laboratories............................        1,525,781
      21,000   C. R. Bard, Inc. ..............................          958,125
      56,000   Johnson & Johnson..............................        5,012,000
                                                                 --------------
                                                                      7,495,906
                                                                 --------------
               HOUSEHOLD PRODUCTS - 0.52%
       7,000   Colgate-Palmolive Co. .........................          368,375
      10,000   Procter & Gamble Co. ..........................          665,000
      30,500   Tupperware Corp. ..............................          672,905
                                                                 --------------
                                                                      1,706,280
                                                                 --------------
               INFORMATION PROCESSING - 0.27%
      10,000 * JDS Uniphase Corp. ............................          880,000
                                                                 --------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE - 4.34%
     110,000 * Microsoft Corp. ...............................        6,881,875
      85,000 * Oracle Corp. ..................................        6,109,375
      11,250 * Veritas Software Corp. ........................        1,310,625
                                                                 --------------
                                                                     14,301,875
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER HARDWARE
               SYSTEMS - 2.51%
       6,800 * Apple Computer, Inc. ..........................          571,200
      26,500   Compaq Computer Corp. .........................          695,625
      36,500 * Dell Computer Corp. ...........................        1,574,063
       8,500 * Gateway, Inc. .................................          420,750
      40,000 * Silicon Graphics, Inc. ........................          265,000
      62,000 * Sun Microsystems, Inc. ........................        4,750,750
                                                                 --------------
                                                                      8,277,388
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES - 1.30%
      42,000 * America Online, Inc. ..........................        2,226,000
       8,000   Automatic Data Processing, Inc. ...............          439,500
      25,000   Electronic Data Systems Corp. .................        1,607,812
                                                                 --------------
                                                                      4,273,312
                                                                 --------------

--------------------------------------------------------------------------------

 46                           GROWTH & INCOME FUND    May 31, 2000

   NUMBER
  OF SHARES                                               MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - DATA SERVICES - 5.71%
       4,300   Adobe Systems, Inc. ............................   $      484,019
      17,000   Computer Associates International, Inc. ........          875,500
      20,000 * EMC Corp. ......................................        2,326,250
      34,500   Hewlett Packard Co. ............................        4,144,313
      54,000   International Business Machines.................        5,794,875
      50,000 * Seagate Technology Inc. ........................        2,900,000
       6,000 * Siebel Systems, Inc. ...........................          702,000
      14,000 * Yahoo!, Inc. ...................................        1,582,875
                                                                  --------------
                                                                      18,809,832
                                                                  --------------
               INFORMATION PROCESSING - NETWORKING - 3.04%
     176,000 * Cisco Systems, Inc. ............................       10,032,000
                                                                  --------------
               INSURANCE - CASUALTY - 0.42%
      50,000   American Financial Group, Inc. .................        1,396,875
                                                                  --------------
               INSURANCE - MULTILINE - 2.87%
     130,000   Allstate Corp. .................................        3,445,000
      53,500   American International Group, Inc. .............        6,022,093
                                                                  --------------
                                                                       9,467,093
                                                                  --------------
               LEISURE TIME - 0.15%
      17,343   Sabre Holdings Corp. ...........................          498,611
                                                                  --------------
               MACHINERY - INDUSTRIAL/SPECIALTY - 0.38%
      24,000   Cooper Industries, Inc. ........................          804,000
      10,000   Tecumseh Products Co., Class A..................          451,875
                                                                  --------------
                                                                       1,255,875
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.42%
       7,000 * Best Buy Co., Inc. .............................          448,000
      14,000   Gap, Inc. ......................................          490,875
      70,000   Home Depot, Inc. ...............................        3,416,875
      44,000   Spiegel, Inc., Class A..........................          330,000
                                                                  --------------
                                                                       4,685,750
                                                                  --------------
               MERCHANDISING - FOOD - 0.46%
      27,000   Great Atlantic & Pacific Tea Co., Inc. .........          496,125
      49,500   Supervalu, Inc. ................................        1,030,218
                                                                  --------------
                                                                       1,526,343
                                                                  --------------

   NUMBER
  OF SHARES                                               MARKET VALUE

-------------------------------------------------------------------------------
               MERCHANDISING - MASS - 3.70%
      60,000 * KMart Corp. ...................................   $      510,000
      55,000   Sears, Roebuck and Co. ........................        2,031,563
     124,500 * Venator Group, Inc. ...........................        1,346,156
     144,000   Wal-Mart Stores, Inc. .........................        8,298,000
                                                                 --------------
                                                                     12,185,719
                                                                 --------------
               METALS - ALUMINUM - 1.33%
      90,000   Alcan Aluminium, Ltd. .........................        2,953,125
      24,380   Alcoa, Inc. ...................................        1,424,706
                                                                 --------------
                                                                      4,377,831
                                                                 --------------
               METALS - MISCELLANEOUS - 0.22%
      80,300 * Freeport-McMoRan Copper & Gold, Inc., Class B..          737,756
                                                                 --------------
               METALS - STEEL - 1.10%
      41,000   Nucor Corp. ...................................        1,593,875
      90,000   USX-US Steel Group, Inc. ......................        2,030,625
                                                                 --------------
                                                                      3,624,500
                                                                 --------------
               MISCELLANEOUS - 0.22%
      14,000   UAL Corp. .....................................          721,000
                                                                 --------------
               OIL - INTEGRATED DOMESTIC - 5.40%
      20,000   Amerada Hess Corp. ............................        1,327,500
      47,500   EOG Resources, Inc. ...........................        1,543,750
     160,000   Occidental Petroleum Corp. ....................        3,790,000
      87,500   Phillips Petroleum Co. ........................        5,009,375
      69,500   Unocal Corp. ..................................        2,671,406
      42,600   Vastar Resources, Inc. ........................        3,469,238
                                                                 --------------
                                                                     17,811,269
                                                                 --------------
               OIL - SERVICE - PRODUCTS - 0.40%
     104,000 * Santa Fe Snyder Corp. .........................        1,313,000
                                                                 --------------
               OIL/GAS PRODUCERS - 1.06%
     147,100   Union Pacific Resources Group, Inc. ...........        3,484,431
                                                                 --------------
               PAPER/FOREST PRODUCTS - 1.74%
      10,000   Champion International Corp. ..................          730,000
      67,000   Georgia-Pacific Corp. .........................        2,194,250
      30,000   Longview Fibre Co. ............................          360,000
      60,000   Mead Corp. ....................................        1,848,750
      15,500   Potlatch Corp. ................................          587,062
                                                                 --------------
                                                                      5,720,062
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PHOTOGRAPHY - 1.15%
      63,500   Eastman Kodak Co. ..............................   $    3,794,125
                                                                  --------------
               PUBLISHING/PRINTING - 0.79%
      65,500   Dun & Bradstreet Corp. .........................        2,014,125
      23,500   R. R. Donnelley & Sons Co. .....................          580,156
                                                                  --------------
                                                                       2,594,281
                                                                  --------------
               RAILROAD - 0.68%
      56,400   CSX Corp. ......................................        1,226,700
      30,000   GATX Corp. .....................................        1,010,625
                                                                  --------------
                                                                       2,237,325
                                                                  --------------
               RESTAURANTS - 0.62%
      85,500   Darden Restaurants, Inc. .......................        1,469,530
      20,000 * Tricon Global Restaurants, Inc. ................          586,250
                                                                  --------------
                                                                       2,055,780
                                                                  --------------
               SAVINGS & LOAN - 0.40%
      72,500   Dime Bancorp, Inc. .............................        1,323,125
                                                                  --------------
               SECURITIES RELATED - 3.01%
      10,000   J. P. Morgan & Co., Inc. .......................        1,287,500
      74,500   Lehman Brothers Holdings, Inc. .................        5,750,469
      40,000   Morgan Stanley Dean Witter & Co. ...............        2,877,500
                                                                  --------------
                                                                       9,915,469
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.56%
      22,000 * Applied Materials, Inc. ........................        1,837,000
                                                                  --------------
               SEMICONDUCTORS - 7.05%
      30,000 * Advanced Micro Devices, Inc. ...................        2,443,125
     109,000   Intel Corp. ....................................       13,584,125
      16,000 * Micron Technology, Inc. ........................        1,119,000
      22,500   Motorola, Inc. .................................        2,109,375
      55,000   Texas Instruments, Inc. ........................        3,973,750
                                                                  --------------
                                                                      23,229,375
                                                                  --------------
               TELECOMMUNICATIONS - 5.36%
      10,000   Alltel Corp. ...................................          654,375
      97,500   AT&T Corp. .....................................        3,382,031
      11,500 * AT&T Corp. - Liberty Media Group, Class A.......          509,594
      26,500 * Global Crossing, Ltd. ..........................          664,156
       1,733 * Intermedia Communications, Inc. ................           43,325
     100,500   Lucent Technologies, Inc. ......................        5,766,188
      14,500 * Nextel Communications, Inc., Class A............        1,343,063

--------------------------------------------------------------------------------

 May 31, 2000                GROWTH & INCOME FUND               47

   NUMBER
  OF SHARES                                                       MARKET VALUE

--------------------------------------------------------------------------------
               TELECOMMUNICATIONS - Continued
      50,000   Nortel Networks Corp. .........................   $    2,715,625
      21,000 * QUALCOMM, Inc. ................................        1,393,875
      26,000   Vodafone Airtouch, Plc. - ADR..................        1,191,125
                                                                 --------------
                                                                     17,663,357
                                                                 --------------
               TEXTILE - PRODUCTS - 0.13%
      15,000   V. F. Corp. ...................................          430,313
                                                                 --------------
               TOBACCO - 0.34%
      43,000   Philip Morris Companies, Inc. .................        1,123,375
                                                                 --------------
               UTILITIES - COMMUNICATION - 4.24%
      49,500   Bell Atlantic Corp. ...........................        2,617,313
      50,500   BellSouth Corp. ...............................        2,357,719
      19,500   GTE Corp. .....................................        1,233,375
      92,190   SBC Communications, Inc. ......................        4,027,551
      21,500   Sprint Corp. - FON Group ......................        1,300,750
      44,000 * Sprint Corp. (PCS Group).......................        2,442,000
                                                                 --------------
                                                                     13,978,708
                                                                 --------------
               UTILITIES - ELECTRIC - 3.25%
     103,000   Edison International, Inc. ....................        2,201,625
      93,500   Energy East Corp. .............................        1,998,563
      90,000   FPL Group, Inc. ...............................        4,455,000
      59,000   GPU, Inc. .....................................        1,666,750
      27,000 * Niagara Mohawk Holdings, Inc. .................          396,563
                                                                 --------------
                                                                     10,718,501
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $276,821,611)............................      323,712,624
                                                                 --------------
    PAR
   VALUE
------------
               CORPORATE SHORT-TERM COMMERCIAL PAPER - 1.73%
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 1.73%
  $5,710,000   Cooper Industries, Inc.,
               6.85% due 06/01/00.............................        5,710,000
                                                                 --------------
               TOTAL CORPORATE SHORT-TERM
               COMMERCIAL PAPER
               (Cost $5,710,000)..............................        5,710,000
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

--------------------------------------------------------------------------------
             UNITED STATES GOVERNMENT - SHORT-TERM - 0.12%
             U. S. TREASURY BILLS - 0.12%
             United States Treasury Bills:
    $350,000 5.66% due 07/06/00...............................   $      348,068
      50,000 5.44% due 06/29/00...............................           49,788
                                                                 --------------
                                                                        397,856
                                                                 --------------
             TOTAL UNITED STATES GOVERNMENT -
             SHORT-TERM
             (Cost $397,856)..................................          397,856
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $282,929,467) - 100.07%....................   $  329,820,480
                                                                 --------------

    * Non-income producing

                                                                   UNREALIZED
 CONTRACTS                                                        DEPRECIATION

--------------------------------------------------------------------------------
             FUTURES CONTRACTS PURCHASED(1)
             (Delivery month/Value at 05/31/00)
    16(2)      S&P 500 Index Futures
               (June/$1,422.20)...............................      $ (173,875)
                                                                 -------------

(1) U.S. Treasury Bills with a market value of approximately $398,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2) Per 250.

-------------------------------------------------------------------------------

 48                        SCIENCE & TECHNOLOGY FUND  May 31, 2000

                       Average Annual Total Return--Fund

   1 Year                     5 Year                   Since Inception*
-----------------------------------------------------------------------
   52.65%                     32.24%                        33.88%

* April 29, 1994

                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                                   Balanced Fund   S&P 500
                                   -------------   -------
                5/94                    9,834       10,173
                5/95                   14,615       12,227
                5/96                   23,132       15,702
                5/97                   23,551       20,324
                5/98                   26,106       26,558
                5/99                   38,725       32,146
                5/00                   59,112       35,514

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance

 Total assets: $3,342,944,085
 NAV on 05/31/00: $41.14
 One year total return: 52.65%
 Net expense ratio: 0.96%
 Inception date: 04/29/94

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Charles A. Morris, CFA

How did the Fund perform relative to its market and its benchmark?
The Science & Technology Fund (STF) lagged Lipper STF Index appreciably during the past 12 months, although the Fund handily beat the S&P 500 Index, returning 52.65% vs. the Index's 10.48%. Relatively conservative posture and very limited exposure to newly public, internet-centric companies were the primary factors. This same posture did help returns during the NASDAQ collapse in the fiscal quarter ending May 31, 2000.

How did the technology market perform over the past fiscal year?
Technology stocks significantly outperformed the broad market during much of the fiscal year. In fact, through February 2000 virtually all stock market gains came from technology-related companies.

What were some of the dominant themes in the portfolio?
Internet Infrastructure -- both hardware and software
Communications-- including Data, Optical, Wireless,
                 Semiconductor, and e-Commerce

Top 10 Holdings

   1. Oracle Corp. ............   5.10%
   2. Analog Devices, Inc. ....   4.85%
   3. Cisco Systems, Inc. .....   4.52%
   4. Nokia Corp., Class A -
      ADR......................   4.09%
   5. Maxim Integrated
      Products, Inc. ..........   4.00%
   6. Xilinx, Inc. ............   3.90%
   7. BMC Software, Inc. ......   3.46%
   8. Texas Instruments,
      Inc. ....................   3.42%
   9. Altera Corp. ............   3.40%
  10. Sun Microsystems, Inc. ..   3.06%

 Portfolio holdings are subject to change.

Which portfolio holdings most enhanced the Fund's performance? Communications-oriented semiconductor companies -- Analog Devices, Xilinx, Altera, Maxim Integrated Products, and Texas Instruments -- were all the Top 10 performers. Strong growth in communications equipment, combined with favorable industry pricing, lead to strong revenue and profit gains. The market rewarded these companies with record valuation levels.

Benefiting from continued build out of the core internet and wireless networks around the world, Nokia and Cisco were also Top 10 performers. Oracle also finished among the Top 10 as modest revenue growth was leveraged by severe expense control and improved industry acceptance.

Were there any disappoints in the Fund's portfolio?
While the Fund always has its share of losers, the greatest mistakes were of omission. For much of the period, we ignored the mania occurring around us. Accordingly, we did not own, or in many cases were far too quick to sell, what we believed to be extremely overpriced stocks. Many of the stocks continued to get more and more expensive until the early spring correction. Finally, given our relatively conservative posture, we were a bit disappointed that the Fund did not fare better during the fiscal quarter ending May 31, 2000.

What do you see ahead in the markets for the next fiscal period?
Fundamentals are very strong, but valuations remain quite high. Sentiment hinges on global growth and the Federal Reserve. We continue to believe that the recovery in technology stocks which began in the Fall 1998 will extend through 2001. Obviously, absolute performance is unlikely to match the 50% plus returns for the fiscal year ended May 31, 2000, but we do believe stock prices will be higher in 18 months than they are today. The key is to let earnings grow into the sector's current valuation.

        /s/ Charles A. Morris
        Charles A. Morris, CFA
        Portfolio Manager

--------------------------------------------------------------------------------

 May 31, 2000              SCIENCE & TECHNOLOGY FUND            49

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 98.44%
               ADVERTISING - 1.29%
   1,015,000 * Doubleclick, Inc. ..............................   $   42,883,750
                                                                  --------------
               AEROSPACE/DEFENSE - 0.90%
     660,000 * SCI Systems, Inc. ..............................       29,700,000
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 1.08%
     655,000   Flextronics International, Ltd. ................       35,656,563
                                                                  --------------
               INFORMATION PROCESSING - 0.98%
     370,000 * JDS Uniphase Corp. .............................       32,560,000
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 11.80%
   2,625,000 * BMC Software, Inc. .............................      115,500,000
     210,000 * ISS Group, Inc. ................................       15,540,000
     474,860 * NetIQ Corp. ....................................       16,085,881
   2,365,000 * Oracle Corp. ...................................      169,984,375
     590,000 * Veritas Software Corp. .........................       68,735,000
     200,000 * Webtrend Corp. .................................        5,125,000
                                                                  --------------
                                                                     390,970,256
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 6.45%
   1,315,000 * Dell Computer Corp. ............................       56,709,375
     660,000 * Electronics for Imaging, Inc. ..................       24,296,250
     130,000 * E-Tek Dynamics, Inc. ...........................       23,895,625
     260,000 * MIPS Technologies, Inc., Class A................        6,532,500
      10,000   Oni Systems Corp. ..............................          250,000
   1,331,100 * Sun Microsystems, Inc. .........................      101,995,538
                                                                  --------------
                                                                     213,679,288
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 4.45%
   1,392,500 * Ariba, Inc. ....................................       72,584,062
     695,000 * Commerce One, Inc. .............................       24,867,969
     785,000 * USinternetworking, Inc. ........................       14,080,938
     265,000 * VeriSign, Inc. .................................       35,874,375
                                                                  --------------
                                                                     147,407,344
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 3.39%
   2,100,000 * Intuit, Inc. ...................................   $   76,125,000
     530,000 * Liberate Technologies, Inc. ....................       12,355,625
     655,000 * Realnetworks, Inc. .............................       23,784,688
                                                                  --------------
                                                                     112,265,313
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 8.42%
     130,000 * Brocade Communications Systems, Inc. ...........       15,331,875
   1,050,000 * Electronic Arts, Inc. ..........................       67,068,750
     395,000 * EMC Corp. ......................................       45,943,438
     195,000 * Network Solutions, Inc. ........................       28,689,375
   1,835,000 * PsiNet, Inc. ...................................       47,824,687
   1,580,000 * Solectron Corp. ................................       52,238,750
     535,000 * Xircom, Inc. ...................................       22,068,750
                                                                  --------------
                                                                     279,165,625
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 7.38%
   2,645,000 * Cisco Systems, Inc. ............................      150,765,000
     490,000 * Exodus Communications, Inc. ....................       34,575,625
     386,500   Softbank Corp. .................................       59,226,840
                                                                  --------------
                                                                     244,567,465
                                                                  --------------
               MISCELLANEOUS - 0.43%
     525,000 * Internet Capital Group, Inc. ...................       14,142,188
                                                                  --------------
               MULTIMEDIA - 0.94%
     660,000 * Synopsys, Inc. .................................       31,226,250
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 5.72%
   1,050,000 * Applied Materials, Inc. ........................       87,675,000
     920,000 * ASM Lithography Holding N.V. ...................       32,717,500
     680,000 * Cognex Corp. ...................................       36,762,500
     655,000 * KLA-Tencor Corp. ...............................       32,463,437
                                                                  --------------
                                                                     189,618,437
                                                                  --------------

   NUMBER                                                             MARKET
  OF SHARES                                                           VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - 21.39%
   1,320,000 * Altera Corp. ...................................   $  113,355,000
   2,100,000 * Analog Devices, Inc. ...........................      161,700,000
     385,000 * Applied Micro Circuits Corp. ...................       38,211,250
   2,100,000 * Maxim Integrated Products, Inc. ................      133,218,750
      80,000 * SDL, Inc. ......................................       18,125,000
   1,580,000   Texas Instruments, Inc. ........................      114,155,000
   1,710,000 * Xilinx, Inc. ...................................      130,173,750
                                                                  --------------
                                                                     708,938,750
                                                                  --------------
               TELECOMMUNICATIONS - 22.68%
     790,000 * CIENA Corp. ....................................       94,553,125
   1,315,000   Colt TelecomGroup, Plc. ........................       46,140,829
     530,000 * Covad Communications Group, Inc. ...............       12,521,250
   2,660,000   Ericsson LMTEL Co., Class B - ADR...............       54,530,000
     790,000 * NEXTLINK Communications, Inc. ..................       55,349,375
   2,620,000   Nokia Corp., Class A - ADR......................      136,240,000
   1,835,000   Nortel Networks Corp. ..........................       99,663,438
     790,000 * QUALCOMM, Inc. .................................       52,436,250
     653,500 * Rhythms Netconnections, Inc. ...................       10,782,750
     540,000 * Sanmina Corp. ..................................       34,357,500
   2,105,000   Vodafone Airtouch, Plc. - ADR...................       96,435,312
   1,570,000 * Worldcom, Inc. .................................       59,071,250
                                                                  --------------
                                                                     752,081,079
                                                                  --------------
               UTILITIES - COMMUNICATION - 1.14%
   8,255,044   Vodafone Group, Plc. ...........................       37,664,231
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $2,734,083,853)...........................    3,262,526,539
                                                                  --------------

--------------------------------------------------------------------------------

 50                        SCIENCE & TECHNOLOGY FUND  May 31, 2000

     PAR                                                          MARKET
    VALUE                                                         VALUE

--------------------------------------------------------------------------------
             CORPORATE SHORT-TERM
             COMMERCIAL PAPER - 2.16%
             HEALTHCARE - 0.27%
 $ 9,000,000 Cardinal Health, Inc.,
             6.50% due 06/02/00............................   $    8,998,373
                                                              --------------
             MACHINERY -
             INDUSTRIAL/SPECIALTY - 1.18%
  39,000,000 Cooper Industries, Inc.,
             6.81% due 06/01/00............................       39,000,000
                                                              --------------
             OIL/GAS PRODUCERS - 0.36%
  11,830,000 Duke Capital Corp.,
             6.81% due 06/01/00............................       11,830,000
                                                              --------------
             UTILITIES - ELECTRIC - 0.35%
  11,651,000 Conectiv, Inc.,
             6.97% due 06/01/00............................       11,651,000
                                                              --------------
             TOTAL CORPORATE SHORT-TERM
             COMMERCIAL PAPER
             (Cost $71,479,373)............................       71,479,373
                                                              --------------
             TOTAL INVESTMENTS
             (Cost $2,805,563,226) - 100.60%...............   $3,334,005,912
                                                              --------------

             * Non-income producing

FORWARD CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                             Settlement    Face      Market    Unrealized
        Long/Short            Date(s)     Value      Value    Depreciation
--------------------------------------------------------------------------
2,424,409 GBP/3,580,853 USD   06/01/00  $3,580,853 $3,570,186   $(10,667)

--------------------------------------------------------------------------------

 May 31, 2000                SOCIAL AWARENESS FUND            51

                       Average Annual Total Return--Fund

    1 Year                     5 Year                         10 Year
---------------------------------------------------------------------
    7.49%                      23.11%                         15.89%

                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                              Balanced Fund   S&P 500
                              -------------   -------
                5/91              10,791       11,179
                5/92              11,339       12,281
                5/93              12,823       13,706
                5/94              13,075       14,290
                5/95              15,454       17,175
                5/96              19,912       22,058
                5/97              25,982       28,549
                5/98              33,865       37,307
                5/99              40,655       45,156
                5/00              43,699       49,888

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance

 Total assets: $583,145,622
 NAV on 05/31/00: $24.77
 One year total return: 7.49%
 Net expense ratio: 0.55%
 Inception date: 10/02/89

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Magali Azema-Barac, PhD

How did the Fund perform?
On a net basis, the Social Awareness Fund posted a 7.49% return for the year ending May 31, 2000 vs. a 10.48% return for the S&P 500 Index.

How did the large cap market perform over the last fiscal year?
Large capitalization stocks continued to display volatility throughout the year, with some stocks delivering stellar performance while others lagged behind. In addition to this, the Energy sector posted large positive returns, well above the overall market. The Fund performance (7.49%) was hurt by its underweight in the Energy sector. Indeed the Social Awareness Fund holds few stocks in the Energy sector because of its social nature. Large cap performance as measured by the S&P 500 Index was 10.48% for the year ending May 31, 2000.

What were the dominant portfolio themes?
The Social Awareness portfolio aims to provide growth while investing in socially responsible companies. The investing theme is first, to identify socially responsible companies (for example, companies that are not significant polluters) and second, to determine which companies are most likely to provide attractive growth.

Top 10 Holdings

   1. Intel Corp. .............  3.49%
   2. Cisco Systems, Inc. .....  3.37%
   3. Microsoft Corp. .........  2.78%
   4. Wal-Mart Stores, Inc. ...  2.42%
   5. Citigroup, Inc. .........  2.18%
   6. International Business
      Machines.................  1.93%
   7. Merck & Co., Inc. .......  1.85%
   8. Oracle Corp. ............  1.77%
   9. Lucent Technologies,
      Inc. ....................  1.61%
  10. American International
      Group, Inc. .............  1.55%

 Portfolio holdings are subject to change.

Which portfolio holdings most enhanced the Fund's performance?
The Fund's holdings in both the Technology and Utilities sectors helped performance. Even though the Technology sector had a large negative return over the beginning of 2000, the Fund's holdings in the Technology sector performed remarkably well. Texas Instrument, for example, was a strong performer. Furthermore, the Fund's holdings in the Utilities sector did extremely well.

Were there any disappointments in the portfolio?
The relatively large underweight position of the Fund in Energy stocks was a detriment to performance, especially at the beginning of 2000. This underweight is implicit because of the social nature of the Fund. We are dampening the impact of that underweight by investing in socially responsible companies with revenues linked to the Energy sector.

What is your outlook for the next fiscal period?
Volatility seems to have become a characteristic of today's markets, and we expect this to continue. The Fund focuses on the social aspect of companies and invests in well established socially responsible companies that will help protect the Fund against excessive volatility while delivering growth.

             /s/ Magali Azema-Barac
             Magali Azema-Barac, PhD
             Portfolio Manager

--------------------------------------------------------------------------------

 52                                                   May 31, 2000
                             SOCIAL AWARENESS FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS

               COMMON STOCK - 95.26%

               ADVERTISING - 0.17%
      12,000   Omnicom Group, Inc. ............................   $    1,007,250
                                                                  --------------
               AIRLINES - 0.13%
      15,000   Delta Air Lines, Inc. ..........................          771,563
                                                                  --------------
               AUTO - CARS - 0.21%
      21,500   Delphi Automotive Systems Corp. ................          388,344
      23,000   Harley-Davidson, Inc. ..........................          856,750
                                                                  --------------
                                                                       1,245,094
                                                                  --------------
               BANKS - NEW YORK CITY - 2.50%
      39,500   Bank of New York Co., Inc. .....................        1,854,031
     203,919   Citigroup, Inc. ................................       12,681,213
                                                                  --------------
                                                                      14,535,244
                                                                  --------------
               BANKS - OTHER - 2.94%
     120,000   Bank of America Corp. ..........................        6,667,500
      67,600   First Union Corp. ..............................        2,378,675
      72,500   FleetBoston Financial Corp. ....................        2,741,406
      11,100   Providian Financial Corp. ......................          987,206
      95,500   Wells Fargo Co. ................................        4,321,375
                                                                  --------------
                                                                      17,096,162
                                                                  --------------
               BANKS - REGIONAL - 2.69%
      56,500   BankOne Corp. ..................................        1,868,031
      85,928   Chase Manhattan Corp. ..........................        6,417,748
      11,999   Fifth Third Bancorp.............................          815,933
      32,524   Firstar Corp. ..................................          831,395
      33,000   PNC Financial Services Group....................        1,662,375
       9,000   State Street Corp. .............................        1,003,500
      30,881   SunTrust Banks, Inc. ...........................        1,845,140
      17,963   Wachovia Corp. .................................        1,241,692
                                                                  --------------
                                                                      15,685,814
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.99%
     129,500   Coca-Cola Co. ..................................        6,912,063
     114,300   PepsiCo, Inc. ..................................        4,650,581
                                                                  --------------
                                                                      11,562,644
                                                                  --------------
               BROADCASTING - 2.20%
       9,500 * Clear Channel Communications, Inc. .............          711,313
      45,000 * Comcast Corp., Class A..........................        1,704,375
      41,500 * Media One Group, Inc. ..........................        2,772,720
      30,000   US WEST, Inc. ..................................        2,160,000
      87,985 * Viacom, Inc., Class B...........................        5,455,070
                                                                  --------------
                                                                      12,803,478
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BUILDING MATERIALS - 0.25%
      23,266   Lowe's Companies, Inc. .........................   $    1,083,323
      20,000   Masco Corp. ....................................          393,750
                                                                  --------------
                                                                       1,477,073
                                                                  --------------
               CHEMICAL - MAJOR - 0.38%
      31,800   PPG Industries, Inc. ...........................        1,576,088
      19,496   Rohm and Haas Co. ..............................          665,301
                                                                  --------------
                                                                       2,241,389
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.13%
      18,428   Praxair, Inc. ..................................          773,976
                                                                  --------------
               CONGLOMERATES - 0.76%
      94,173   Tyco International, Ltd. .......................        4,432,028
                                                                  --------------
               CONSUMER FINANCE - 0.34%
      71,500   MBNA Corp. .....................................        1,993,063
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.63%
      18,976   Corning, Inc. ..................................        3,670,670
                                                                  --------------
               COSMETICS/TOILETRIES - 0.35%
      61,600   Gillette Co. ...................................        2,055,900
                                                                  --------------
               DRUGS - 6.25%
      90,500   American Home Products Corp. ...................        4,875,688
      61,500 * Amgen, Inc. ....................................        3,912,938
     126,300   Bristol Myers Squibb Co. .......................        6,954,394
      72,218   Eli Lilly and Co. ..............................        5,497,595
     144,500   Merck & Co., Inc. ..............................       10,783,314
      92,000   Schering-Plough Corp. ..........................        4,450,500
                                                                  --------------
                                                                      36,474,429
                                                                  --------------
               ELECTRONIC EQUIPMENT - 0.68%
      37,000   Emerson Electric Co. ...........................        2,183,000
      20,701   Molex, Inc. ....................................        1,010,469
       8,600 * Teradyne, Inc. .................................          739,600
                                                                  --------------
                                                                       3,933,069
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.13%
      21,500 * Sensormatic Electronics Corp. ..................          337,281
       5,600 * Vishay Intertechnology, Inc. ...................          396,200
                                                                  --------------
                                                                         733,481
                                                                  --------------
               ENTERTAINMENT - 2.19%
      41,025   Carnival Corp., Class A.........................        1,112,803
      74,816   Time Warner, Inc. ..............................        5,905,789
     136,000   Walt Disney Co. ................................        5,737,500
                                                                  --------------
                                                                      12,756,092
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             FINANCE COMPANIES - 0.52%
      38,500 Associates First Capital Corp. ...................   $    1,056,345
      41,886 Household International, Inc. ....................        1,968,642
                                                                  --------------
                                                                       3,024,987
                                                                  --------------
             FINANCIAL SERVICES - 0.94%
     101,700 American Express Co. .............................        5,472,731
                                                                  --------------
             FOODS - 1.69%
      24,239 BestFoods.........................................        1,563,416
      35,500 Campbell Soup Co. ................................        1,100,500
      62,500 ConAgra, Inc. ....................................        1,441,406
      19,800 Hershey Foods Corp. ..............................        1,027,125
      29,500 Kellogg Co. ......................................          896,063
      13,700 Quaker Oats Co. ..................................        1,007,806
      60,600 Ralston Purina Co. ...............................        1,124,888
      43,000 Sara Lee Corp. ...................................          774,000
      11,500 Wm. Wrigley Jr. Co. ..............................          920,719
                                                                  --------------
                                                                       9,855,923
                                                                  --------------
             FOOTWEAR - 0.15%
      20,503 NIKE, Inc., Class B...............................          879,066
                                                                  --------------
             GOLD MINING - 0.16%
      50,000 Barrick Gold Corp. ...............................          903,125
                                                                  --------------
             GOVERNMENT SPONSORED - 1.19%
      55,000 Federal Home Loan Mortgage Corp. .................        2,447,500
      75,000 Federal National Mortgage Association.............        4,509,375
                                                                  --------------
                                                                       6,956,875
                                                                  --------------
             HOSPITAL MANAGEMENT - 0.43%
      58,200 HCA-The Healthcare Corp. .........................        1,571,400
      36,200 Tenet Healthcare Corp. ...........................          927,625
                                                                  --------------
                                                                       2,499,025
                                                                  --------------
             HOSPITAL SUPPLIES - 3.17%
     109,600 Abbott Laboratories...............................        4,459,350
      22,800 Baxter International, Inc. .......................        1,516,200
     100,500 Johnson & Johnson.................................        8,994,750
      67,500 Medtronic, Inc. ..................................        3,484,688
                                                                  --------------
                                                                      18,454,988
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                                                   53
                             SOCIAL AWARENESS FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 1.83%
      46,000   Colgate-Palmolive Co. ..........................   $    2,420,750
      86,000   Procter & Gamble Co. ...........................        5,719,000
      49,500   Unilever NV.....................................        2,515,219
                                                                  --------------
                                                                      10,654,969
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 4.83%
       3,000 * DST Systems, Inc. ..............................          225,188
     258,500 * Microsoft Corp. ................................       16,172,406
     143,600 * Oracle Corp. ...................................       10,321,250
      12,200 * Veritas Software Corp. .........................        1,421,300
                                                                  --------------
                                                                      28,140,144
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 2.89%
      15,500 * Apple Computer, Inc. ...........................        1,302,000
      85,000   Compaq Computer Corp. ..........................        2,231,250
     121,800 * Dell Computer Corp. ............................        5,252,625
      14,740 * Gateway, Inc. ..................................          729,630
       9,200 * Lexmark International Group, Inc. ..............          641,700
      87,182 * Sun Microsystems, Inc. .........................        6,680,321
                                                                  --------------
                                                                      16,837,526
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 2.60%
     112,100 * America Online, Inc. ...........................        5,941,300
      36,800   Automatic Data Processing, Inc. ................        2,021,700
      49,400   Electronic Data Systems Corp. ..................        3,177,038
      51,000   First Data Corp. ...............................        2,859,188
      32,250   Paychex, Inc. ..................................        1,128,750
                                                                  --------------
                                                                      15,127,976
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 5.76%
      31,500   Computer Associates International, Inc. ........        1,622,250
      48,900 * EMC Corp. ......................................        5,687,681
      57,000   Hewlett Packard Co. ............................        6,847,125
     104,900   International Business Machines.................       11,257,081
      10,000 * Network Appliance, Inc. ........................          645,625
      31,000   Pitney Bowes, Inc. .............................        1,348,500
      22,401 * Seagate Technology, Inc. .......................        1,299,258
      24,200 * Solectron Corp. ................................          800,113
       1,000 * Symantec Corp. .................................           65,750
      37,400   Xerox Corp. ....................................        1,014,475
      26,254 * Yahoo!, Inc. ...................................        2,968,343
                                                                  --------------
                                                                      33,556,201
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               NETWORKING - 3.37%
     344,100 * Cisco Systems, Inc. ............................   $   19,613,700
                                                                  --------------
               INSURANCE - CASUALTY - 0.18%
      15,000   Chubb Corp. ....................................        1,050,000
                                                                  --------------
               INSURANCE - MULTILINE - 2.47%
      20,000   AFLAC, Inc. ....................................        1,033,750
      23,500   Allstate Corp. .................................          622,750
      80,000   American International Group, Inc. .............        9,004,999
      13,000   CIGNA Corp. ....................................        1,154,563
      14,300   Hartford Financial Services Group, Inc. ........          845,488
      15,500   Marsh & McLennan Companies, Inc. ...............        1,705,969
                                                                  --------------
                                                                      14,367,519
                                                                  --------------
               MACHINERY - AGRICULTURE- 0.16%
      22,200   Deere & Co. ....................................          922,688
                                                                  --------------

               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.21%
      30,700   Caterpillar, Inc. ..............................        1,174,275
       1,500   Fluor Corp. ....................................           48,750
                                                                  --------------
                                                                       1,223,025
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 1.12%
      20,900   Cooper Industries, Inc. ........................          700,150
      52,060   Dover Corp. ....................................        2,420,790
      11,717   Illinois Tool Works, Inc. ......................          680,318
      48,500   Tidewater, Inc. ................................        1,885,438
      43,400   Timken Co. .....................................          819,175
                                                                  --------------
                                                                       6,505,871
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.10%
      12,000 * Guidant Corp. ..................................          607,500
                                                                  --------------
               MERCHANDISE - DRUG - 0.31%
      10,700   CVS Corp. ......................................          465,450
      48,000   Walgreen Co. ...................................        1,362,000
                                                                  --------------
                                                                       1,827,450
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.78%
       9,400 * Best Buy Co., Inc. .............................          601,600
       4,900   Circuit City Stores, Inc. ......................          244,081
      22,500 * Costco Wholesale Corp. .........................          718,594
      46,594   Gap, Inc. ......................................        1,633,693
     128,500   Home Depot, Inc. ...............................        6,272,406
       7,700   Limited, Inc. ..................................          185,763
      20,000 * Staples, Inc. ..................................          295,000
       9,904   Radioshack Corp. ...............................          420,301
                                                                  --------------
                                                                      10,371,438
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE
--------------------------------------------------------------------------------
               MERCHANDISING -
               DEPARTMENT - 0.33%
       5,000 * Federated Deptartment Stores, Inc. .............   $      192,500
      27,500   Target Corp. ...................................        1,723,906
                                                                  --------------
                                                                       1,916,406
                                                                  --------------
               MERCHANDISING - FOOD - 0.31%
      16,500 * Safeway, Inc. ..................................          761,063
      24,500   SYSCO Corp. ....................................        1,027,469
                                                                  --------------
                                                                       1,788,532
                                                                  --------------
               MERCHANDISING - MASS - 2.56%
      22,728   Sears Roebuck and Co. ..........................          839,516
     244,000   Wal-Mart Stores, Inc. ..........................       14,060,500
                                                                  --------------
                                                                      14,900,016
                                                                  --------------
               METALS - ALUMINUM - 0.30%
      52,400   Alcan Aluminium, Ltd. ..........................        1,719,375
                                                                  --------------
               METALS - STEEL - 0.18%
      47,600   USX-US Steel Group, Inc. .......................        1,073,975
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.21%
      23,306   El Paso Energy Corp. ...........................        1,200,259
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.28%
      46,466   Ashland Oil, Inc. ..............................        1,623,406
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.16%
      13,500 * Cooper Cameron Corp. ...........................          941,625
                                                                  --------------
               OIL - SERVICES - 1.14%
      37,800   Baker Hughes, Inc. .............................        1,370,250
      43,916   Halliburton Co. ................................        2,239,716
      27,778 * Rowan Companies, Inc. ..........................          862,854
      29,400   Schlumberger, Ltd. .............................        2,162,738
                                                                  --------------
                                                                       6,635,558
                                                                  --------------
               OIL/GAS PRODUCERS - 0.73%
      72,958   Helmerich & Payne, Inc. ........................        2,717,686
      31,500   Transocean Sedco Forex, Inc. ...................        1,549,406
                                                                  --------------
                                                                       4,267,092
                                                                  --------------

--------------------------------------------------------------------------------

 54                                                   May 31, 2000
                             SOCIAL AWARENESS FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PAPER/FOREST PRODUCTS - 0.91%
      16,000   Avery Dennison Corp. ...........................   $      980,000
      10,000   Georgia-Pacific Corp. - Timber Group............          231,250
      55,500   Kimberly-Clark Corp. ...........................        3,357,750
      18,300   Rayonier, Inc. .................................          736,575
                                                                  --------------
                                                                       5,305,575
                                                                  --------------
               PUBLISHING - NEWS - 0.46%
      19,300   Dow Jones & Co., Inc. ..........................        1,312,400
      21,400   Gannett Co., Inc. ..............................        1,385,650
                                                                  --------------
                                                                       2,698,050
                                                                  --------------
               PUBLISHING/PRINTING - 0.46%
      56,862   Dun & Bradstreet Corp. .........................        1,748,507
      18,500   McGraw-Hill, Inc. ..............................          951,594
                                                                  --------------
                                                                       2,700,101
                                                                  --------------
               RAILROAD - 0.47%
      51,000   Burlington Northern Santa Fe Corp. .............        1,204,875
      36,300   Union Pacific Corp. ............................        1,535,944
                                                                  --------------
                                                                       2,740,819
                                                                  --------------
               RESTAURANTS - 0.61%
      98,500   McDonald's Corp. ...............................        3,527,531
                                                                  --------------
               SECURITIES RELATED - 2.64%
      53,700   Charles Schwab Corp. ...........................        1,543,875
      31,700   J. P. Morgan & Co., Inc. .......................        4,081,375
      13,504   Lehman Brothers Holdings, Inc. .................        1,042,340
      27,500   Merrill Lynch & Co., Inc. ......................        2,712,188
      72,000   Morgan Stanley Dean Witter & Co. ...............        5,179,507
      18,600   Paine Webber Group, Inc. .......................          835,838
                                                                  --------------
                                                                      15,395,123
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.67%
      41,106 * Applied Materials, Inc. ........................        3,432,351
       9,400 * KLA-Tencor Corp. ...............................          465,888
                                                                  --------------
                                                                       3,898,239
                                                                  --------------
               SEMICONDUCTORS - 6.97%
      15,000 * Advanced Micro Devices, Inc. ...................        1,221,563
      20,403 * Analog Devices, Inc. ...........................        1,571,031
       3,500 * Cypress Semiconductor Corp. ....................          147,219
       7,000 * Integrated Device Technology, Inc. .............          332,063
     163,000   Intel Corp. ....................................       20,313,875
      16,000 * LSI Logic Corp. ................................          843,000
      28,692 * Micron Technology, Inc. ........................        2,006,647
      43,855   Motorola, Inc. .................................        4,111,406

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
      18,601 * National Semiconductor Corp. ...................   $      999,804
      25,700   Rockwell International Corp. ...................        1,053,700
     100,336   Texas Instruments, Inc. ........................        7,249,276
       9,400 * Xilinx, Inc. ...................................          715,575
                                                                  --------------
                                                                      40,565,159
                                                                  --------------
               TELECOMMUNICATIONS - 6.08%
      13,300   Alltel Corp. ...................................          870,319
     183,200   AT&T Corp. .....................................        6,354,750
      34,000 * Global Crossing, Ltd. ..........................          852,125
     163,652   Lucent Technologies, Inc. ......................        9,389,534
      14,703 * Nextel Communications, Inc., Class A............        1,361,865
     143,800   Nortel Networks Corp. ..........................        7,810,138
      35,700 * QUALCOMM, Inc. .................................        2,369,588
      17,500 * Tellabs, Inc. ..................................        1,136,406
     140,500 * Worldcom, Inc. .................................        5,286,313
                                                                  --------------
                                                                      35,431,038
                                                                  --------------
               TEXTILE - PRODUCTS - 0.04%
       8,000   V. F. Corp. ....................................          229,500
                                                                  --------------
               UTILITIES - COMMUNICATION - 4.98%
      89,800   Bell Atlantic Corp. ............................        4,748,175
     127,400   BellSouth Corp. ................................        5,947,988
      73,500   GTE Corp. ......................................        4,648,875
     191,000   SBC Communications, Inc. .......................        8,344,313
      70,500   Sprint Corp.-FON Group..........................        4,265,250
      18,999 * Sprint Corp.-PCS Group..........................        1,054,445
                                                                  --------------
                                                                      29,009,046
                                                                  --------------
               UTILITIES - ELECTRIC - 1.54%
      50,100   Allegheny Energy, Inc. .........................        1,549,969
      60,360   DPL, Inc. ......................................        1,414,688
      49,000   New Century Energies, Inc. .....................        1,647,625
      53,000   OGE Energy Corp. ...............................        1,033,500
      44,000   Potomac Electric Power Co. .....................        1,141,250
      51,800   Puget Sound Energy, Inc. .......................        1,194,638
      30,499   Scottish Power, Plc. - ADR......................          977,874
                                                                  --------------
                                                                       8,959,544
                                                                  --------------
               UTILITIES -
               GAS, DISTRIBUTION - 1.70%
     222,500   AGL Resources, Inc. ............................        3,699,063
      29,500   MCN Energy Group, Inc. .........................          672,969
      69,000   National Fuel Gas Co. ..........................        3,575,063
      24,100   NICOR, Inc. ....................................          884,169
      56,000   Vectren Corp. ..................................        1,050,000
                                                                  --------------
                                                                       9,881,264
                                                                  --------------

  NUMBER OF
   SHARES                                                          MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES -
             GAS, PIPELINE - 0.75%
      77,251 ONEOK, Inc. ......................................   $    2,249,935
      61,877 Peoples Energy Corp. .............................        2,099,951
                                                                  --------------
                                                                       4,349,886
                                                                  --------------
             TOTAL COMMON STOCK
             (Cost $432,849,476)...............................      554,858,265
                                                                  --------------
     PAR
    VALUE
 -----------

             CORPORATE SHORT-TERM -
             COMMERCIAL PAPER - 4.40%
             HEALTHCARE - 2.57%
 $15,000,000 Baxter International, Inc.,
             6.70% due 06/05/00................................       14,974,905
                                                                  --------------
             MACHINERY -
             INDUSTRIAL/SPECIALTY - 1.83%
  10,644,000 Cooper Industries, Inc.,
             6.85% due 06/01/00................................       10,644,000
                                                                  --------------
             TOTAL CORPORATE SHORT-TERM -
             COMMERCIAL PAPER
             (Cost $25,618,905)................................       25,618,905
                                                                  --------------
             UNITED STATES GOVERNMENT -
             SHORT-TERM - 0.28%
             U.S. TREASURY BILLS - 0.28%
             United States Treasury Bills:
      10,000 5.69% due 07/06/00................................            9,945
     100,000 5.66% due 07/06/00................................           99,448
     500,000 5.44% due 06/29/00................................          497,875
   1,000,000 5.41% due 06/22/00................................          996,831
                                                                  --------------
                                                                       1,604,099
                                                                  --------------
             TOTAL UNITED STATES GOVERNMENT -
             SHORT-TERM
             (Cost $1,604,099).................................        1,604,099
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $460,072,480) - 99.94%......................   $  582,081,269
                                                                  --------------
             * Non-income producing

--------------------------------------------------------------------------------

 May 31, 2000                                                   55
                             SOCIAL AWARENESS FUND

                                                                     UNREALIZED
 CONTRACTS                                                          DEPRECIATION

--------------------------------------------------------------------------------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 05/31/00)
    75(2)   S&P 500 Index Futures
            (June/$1,422.20).....................................    $ (327,625)
                                                                     ----------

(1) U.S. Treasury Bills with a market value of approximately $1,604,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2) Per 250.

--------------------------------------------------------------------------------

 56                                                 May 31, 2000
                             ASSET ALLOCATION FUND

                       Average Annual Total Return--Fund

--------------------------------------------------------------------------------
    1 Year                           5 Year                             10 Year*
--------------------------------------------------------------------------------
    6.65%                            14.80%                              10.69%
--------------------------------------------------------------------------------

* Beginning September 1, 1992, we began to use the Bankers Trust Tactical Asset Allocation Model to manage this Fund. We began using a different version of that model June 10, 1999. The performance of the Fund may be compared to a benchmark comprised of a weighted average of three market sectors in which the Fund invests. The benchmark consists of 55% S&P 500 Index, 35% Merrill Lynch Corporate and Government Master Index, and 10% NYC 30 Day CD Rate.

                         GROWTH OF $10,000 INVESTMENT
                           Fiscal Year ended May 31

                                Balanced Fund     Blended Benchmark
                                -------------     -----------------
        5/91                        10,975             11,177
        5/92                        11,071             12,336
        5/93                        12,086             13,696
        5/94                        12,311             14,118
        5/95                        13,841             16,312
        5/96                        16,319             19,094
        5/97                        18,912             22,746
        5/98                        23,061             27,573
        5/99                        25,881             31,387
        5/00                        27,601             33,633

  Past performance is not predictive of future performance.
  The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

--------------------------------------------------------------------------------
                             Portfolio at a Glance
--------------------------------------------------------------------------------

  Total assets: $247,242,153
  NAV on 05/31/00: $14.68
  One year total return: 6.65%
  Net expense ratio: 0.55%
  Inception date: 09/06/83

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
A discussion with portfolio managers
Magali Azema-Barac, PhD, Robert Kase, CFA, Teresa Moro

Describe the model and its allocations.
The Asset Allocation Fund actively allocates assets across the equity, fixed income, and cash markets to provide excess return. The underlying model is a multi-factor model that attempts to identify the functional relationship between the returns of stocks, bonds, and cash. It then uses the relationship to allocate optimally between asset classes.

How did the fund perform relative to the three benchmarks?
The one-year performance for the Fund, on a net-of-fee basis, was 6.65% compared to a blended index return of 7.15%.

--------------------------------------------------------------------------------
                                Top 10 Holdings
--------------------------------------------------------------------------------

   1. Federal Home Loan Mortgage Corp.,
        6.63% due 09/15/09.......................................... 5.68%
   2. Federal National Mortgage Association,
        6.63% due 09/15/09.......................................... 2.50%
   3. General Electric Co. ......................................... 2.27%
   4. Intel Corp. .................................................. 1.82%
   5. Cisco Systems, Inc. .......................................... 1.71%
   6. Microsoft Corp. .............................................. 1.43%
   7. Exxon Mobil Corp. ............................................ 1.26%
   8. Federal National Mortgage Association,
        6.50% due 06/01/29.......................................... 1.23%
   9. Wal-Mart Stores, Inc. ........................................ 1.13%
  10. Federal National Mortgage Association,
        6.65% due 11/07/07.......................................... 1.05%

 Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

How did the three market sectors perform over the past fiscal year?
The equity sector continued to display volatility throughout the year. The equity market, as measured by the S&P 500 Index, was 10.48% for the year ending May 31, 2000. The bond sector did not perform very well over this time period as fear of continued Federal Reserve rate increases to slow economic growth caused all interest rates to rise. The Merrill Lynch Corporate and Government Master Index was 1.99% over this time period. The greatest influence in the Money Market arena over the past year was the incremental tightening policy executed by the Federal Reserve. The Federal Reserve raised the Fed Funds rate from 4.75% to 6.50%.

What market sector or sectors enhanced the Fund's performance?
The equity sector had the most positive influence on the Fund's performance over the past year. Within the S&P 500, Technology was the best performing sector for the year ending May 31, 2000 with a return of 57.2%.

What market sector or sectors were disappointing for the Fund?
The bond sector was the most disappointing due to the fear of future Federal Reserve rate increases. Within the bond sector, corporate bonds had a disappointing year, while government securities posted modest positive returns.

What do you see ahead in the market for the next fiscal period?
Volatility both in the equity and the fixed income markets seems to have become a characteristic of today's markets. This is expected to continue throughout the next fiscal period. The Fund is positioned to take advantage of the shift in interest rates while maintaining a quasi-neutral exposure to the equity market.

/s/ Magali Azema-Barac                     /s/ Robert Kase
Magali Azema-Barac, PhD                    Robert Kase, CFA
Portfolio Manager                          Portfolio Manager

/s/ Teresa Moro
Teresa Moro,
Portfolio Manager

--------------------------------------------------------------------------------

 May 31, 2000                                                   57
                             ASSET ALLOCATION FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS

               COMMON STOCK - 54.81%

               ADVERTISING - 0.14%
       3,000   Interpublic Group Corp. ........................   $      128,813
       1,900   Omnicom Group, Inc. ............................          159,481
         700   Young & Rubicam, Inc. ..........................           33,425
                                                                  --------------
                                                                         321,719
                                                                  --------------
               AEROSPACE/DEFENSE - 0.70%
       1,200   B.F. Goodrich Co. ..............................           42,600
       9,300   Boeing Co. .....................................          363,281
         700   Crane Co. ......................................           18,463
       2,200   General Dynamics Corp. .........................          129,938
       8,500   Honeywell International, Inc. ..................          464,844
       4,200   Lockheed Martin Corp. ..........................          102,900
         700   Northrop Grumman Corp. .........................           53,638
         500   Perkinelmer, Inc. ..............................           26,250
       3,600   Raytheon Co., Class B...........................           84,375
       1,300   TRW, Inc. ......................................           63,050
       5,100   United Technologies Corp. ......................          308,230
                                                                  --------------
                                                                       1,657,569
                                                                  --------------
               AIRLINES - 0.11%
       1,600   AMR Corp. ......................................           45,600
       1,400   Delta Air Lines, Inc. ..........................           72,013
       5,400   Southwest Airlines Co. .........................          103,613
         800   US Airways Group, Inc. .........................           34,000
                                                                  --------------
                                                                         255,226
                                                                  --------------
               APPAREL & PRODUCTS - 0.01%
         600 * Liz Claiborne, Inc. ............................           23,588
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.05%
       2,100   Leggett & Platt, Inc. ..........................           42,131
         900   Maytag Corp. ...................................           29,475
         800   Whirlpool Corp. ................................           45,350
                                                                  --------------
                                                                         116,956
                                                                  --------------
               AUTO - CARS - 0.54%
       6,000   Delphi Automotive Systems Corp. ................          108,375
      12,900   Ford Motor Co. .................................          626,455
       6,000   General Motors Corp. ...........................          423,750
       3,200   Harley-Davidson, Inc. ..........................          119,200
                                                                  --------------
                                                                       1,277,780
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 0.03%
       1,500   Danaher Corp. ..................................           72,281
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - REPLACEMENT PARTS - 0.06%
       1,500 * AutoZone, Inc. .................................   $       42,000
         800   Cooper Tire & Rubber Co. .......................            9,650
       1,900   Genuine Parts Co. ..............................           45,363
       1,700   Goodyear Tire & Rubber Co. .....................           42,288
                                                                  --------------
                                                                         139,301
                                                                  --------------
               BANKS - NEW YORK CITY - 1.10%
       7,900   Bank of New York Co., Inc. .....................          370,806
      36,100   Citigroup, Inc. ................................        2,244,968
                                                                  --------------
                                                                       2,615,774
                                                                  --------------
               BANKS - OTHER - 1.30%
      18,300   Bank of America Corp. ..........................        1,016,794
      10,600   First Union Corp. ..............................          372,988
       9,800   FleetBoston Financial Corp. ....................          370,563
       5,400   Mellon Financial Corp. .........................          208,238
       6,600   National City Corp. ............................          132,000
       1,500   Providian Financial Corp. ......................          133,406
       1,500   Union Planters Corp. ...........................           46,875
      17,700   Wells Fargo Co. ................................          800,925
                                                                  --------------
                                                                       3,081,789
                                                                  --------------
               BANKS - REGIONAL - 1.40%
       4,200   AmSouth Bancorporation..........................           75,863
      12,299   BankOne Corp. ..................................          406,635
       3,700   BBT Corp. ......................................          108,456
       8,800   Chase Manhattan Corp. ..........................          657,250
       1,700   Comerica, Inc. .................................           86,063
       3,300   Fifth Third Bancorp.............................          224,400
      10,500   Firstar Corp. ..................................          268,406
       2,400   Huntington Bancshares, Inc. ....................           46,500
       4,800   KeyCorp.........................................          100,800
       2,400   Northern Trust Corp. ...........................          157,950
       1,400   Old Kent Financial Corp. .......................           46,550
       3,100   PNC Financial Services Group....................          156,163
       2,300   Regions Financial Corp. ........................           52,038
       1,800   SouthTrust Corp. ...............................           48,713
       1,700   State Street Corp. .............................          189,550
       1,900   Summit Bancorp. ................................           54,506
       3,400   SunTrust Banks, Inc. ...........................          203,150
       3,000   Synovus Financial Corp. ........................           60,000
       8,100   U.S. Bancorp, Inc. .............................          210,600
       2,200   Wachovia Corp. .................................          152,075
                                                                  --------------
                                                                       3,305,668
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BEVERAGE -
               BREWERS/DISTRIBUTORS - 0.28%
       5,000   Anheuser-Busch Companies, Inc. .................   $      387,500
         700   Brown-Forman Corp., Class B.....................           40,643
         400   Coors Adolph Co., Class B.......................           22,500
       4,600   Seagram Co., Ltd. ..............................          219,363
                                                                  --------------
                                                                         670,006
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 0.90%
      26,400   Coca-Cola Co. ..................................        1,409,100
       4,600   Coca-Cola Enterprises, Inc. ....................           78,775
      15,600   PepsiCo, Inc. ..................................          634,725
                                                                  --------------
                                                                       2,122,600
                                                                  --------------
               BROADCASTING - 1.05%
       3,600 * Clear Channel Communications, Inc. .............          269,550
       9,900 * Comcast Corp., Class A..........................          374,963
       6,500 * Media One Group, Inc. ..........................          434,281
       5,400   US WEST, Inc. ..................................          388,800
      16,397 * Viacom, Inc., Class B...........................        1,016,614
                                                                  --------------
                                                                       2,484,208
                                                                  --------------
               BUILDING MATERIALS - 0.16%
         400   Armstrong Holdings, Inc. .......................            6,875
       4,100   Lowe's Companies, Inc. .........................          190,906
       4,800   Masco Corp. ....................................           94,500
       1,800   Sherwin-Williams Co. ...........................           41,850
       1,100   Vulcan Materials Co. ...........................           51,424
                                                                  --------------
                                                                         385,555
                                                                  --------------
               CHEMICAL - MAJOR - 0.45%
       2,300   Dow Chemical Co. ...............................          246,243
      11,200   E.I. du Pont de Nemours and Co. ................          548,800
       1,100   Hercules, Inc. .................................           18,219
       1,900   PPG Industries, Inc. ...........................           94,169
       2,300   Rohm and Haas Co. ..............................           78,488
       1,400   Union Carbide Corp. ............................           76,563
                                                                  --------------
                                                                       1,062,482
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.15%
       2,500   Air Products and Chemicals, Inc. ...............           86,563
         800   Eastman Chemical Co. ...........................           36,450
       1,400   Ecolab, Inc. ...................................           53,550
         300 * FMC Corp. ......................................           18,225
         600   Great Lakes Chemical Corp. .....................           16,650
         500   Millipore Corp. ................................           36,188
       1,700   Praxair, Inc. ..................................           71,400

--------------------------------------------------------------------------------

 58                                                   May 31, 2000
                             ASSET ALLOCATION FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CHEMICAL - MISCELLANEOUS -
               Continued
       1,100   Sigma Aldrich Corp. ............................   $       36,712
         800 * W.R. Grace & Co. ...............................           10,050
                                                                  --------------
                                                                         365,788
                                                                  --------------
               COAL - 0.00%
         100   NACCO Industries, Inc., Class A.................            3,775
                                                                  --------------
               CONGLOMERATES - 0.45%
         900   ITT Industries, Inc. ...........................           31,106
       1,100   Loews Corp. ....................................           72,463
       1,600   Textron, Inc. ..................................          100,400
      18,100   Tyco International, Ltd. .......................          851,831
                                                                  --------------
                                                                       1,055,800
                                                                  --------------
               CONSUMER FINANCE - 0.16%
       2,100   Capital One Financial Corp. ....................           99,225
       1,500   Equifax, Inc. ..................................           41,531
       8,600   MBNA Corp. .....................................          239,725
                                                                  --------------
                                                                         380,481
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.27%
         300   Ball Corp. .....................................            8,906
       3,000   Corning, Inc. ..................................          580,312
       1,400   Crown Cork & Seal Co., Inc. ....................           23,975
         600   Owens Corning...................................            9,263
       1,600 * Owens-Illinois, Inc. ...........................           18,000
                                                                  --------------
                                                                         640,456
                                                                  --------------
               CONTAINERS - PAPER - 0.05%
         600   Bemis Co., Inc. ................................           20,625
       1,800 * Pactiv Corp. ...................................           16,088
         900 * Sealed Air Corp. ...............................           50,400
         600   Temple-Inland, Inc. ............................           29,813
                                                                  --------------
                                                                         116,926
                                                                  --------------
               COSMETICS/TOILETRIES - 0.23%
         599   Alberto-Culver Co., Class B.....................           15,761
       2,600   Avon Products, Inc. ............................          107,413
      11,500   Gillette Co. ...................................          383,813
       1,100   International Flavors & Fragrances, Inc. .......           37,400
                                                                  --------------
                                                                         544,387
                                                                  --------------
               DRUGS - 4.27%
       1,400   Allergan, Inc. .................................           96,163
       1,100 * ALZA Corp. .....................................           55,894
      14,000   American Home Products Corp. ...................          754,250
      10,900 * Amgen, Inc. ....................................          693,513

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
         500   Bausch & Lomb, Inc. ............................   $       34,750
       1,600 * Biogen, Inc. ...................................           87,200
      21,200   Bristol Myers Squibb Co. .......................        1,167,325
      11,700   Eli Lilly and Co. ..............................          890,663
      25,000   Merck & Co., Inc. ..............................        1,865,625
      41,400   Pfizer, Inc. ...................................        1,844,888
      13,345   Pharmacia Corp. ................................          693,106
      15,700   Schering-Plough Corp. ..........................          759,487
       9,200   Warner-Lambert Co. .............................        1,123,550
       1,000 * Watson Pharmaceuticals, Inc. ...................           44,125
                                                                  --------------
                                                                      10,110,539
                                                                  --------------
               ELECTRONIC EQUIPMENT - 2.65%
       2,100 * American Power Conversion Corp. ................           74,419
       2,000 * Cabletron Systems, Inc. ........................           45,875
       4,600   Emerson Electric Co. ...........................          271,400
     105,300   General Electric Co. ...........................        5,541,411
       2,100   Molex, Inc. ....................................          102,506
         400   National Service Industries, Inc. ..............            8,700
       1,800 * Teradyne, Inc. .................................          154,800
         600   Thomas & Betts Corp. ...........................           17,025
       1,000   W. W. Grainger, Inc. ...........................           39,938
                                                                  --------------
                                                                       6,256,074
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.02%
         500   Tektronix, Inc. ................................           26,750
       1,700 * Thermo Electron Corp. ..........................           31,555
                                                                  --------------
                                                                          58,305
                                                                  --------------
               ENTERTAINMENT - 0.98%
       6,600   Carnival Corp., Class A.........................          179,025
       1,400 * Harrah's Entertainment, Inc. ...................           27,650
       1,900   Hasbro, Inc. ...................................           31,113
       4,500   Mattel, Inc. ...................................           61,031
      13,800   Time Warner, Inc. ..............................        1,089,338
      22,100   Walt Disney.....................................          932,344
                                                                  --------------
                                                                       2,320,501
                                                                  --------------
               FINANCE COMPANIES - 0.19%
       7,800   Associates First Capital Corp. .................          214,013
       5,000   Household International, Inc. ..................          235,000
                                                                  --------------
                                                                         449,013
                                                                  --------------
               FINANCIAL SERVICES - 0.45%
      14,400   American Express Co. ...........................          774,900
       2,600   American General Corp. .........................          166,563
       1,200   Countrywide Credit Industries, Inc. ............           36,900

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FINANCIAL SERVICES - Continued
       1,100   H & R Block, Inc. ..............................   $       33,963
       1,300   T. Rowe Price Associates, Inc. .................           49,644
                                                                  --------------
                                                                       1,061,970
                                                                  --------------
               FOODS - 0.65%
       6,500   Archer Daniels Midland Co. .....................           77,594
       3,000   BestFoods.......................................          193,500
       4,600   Campbell Soup Co. ..............................          142,600
       5,300   ConAgra, Inc. ..................................          122,231
       3,200   General Mills, Inc. ............................          127,000
       3,800   H J Heinz Co. ..................................          148,912
       1,500   Hershey Foods Corp. ............................           77,813
       4,300   Kellogg Co. ....................................          130,613
       3,500   Nabisco Group Holdings Corp. ...................           76,344
       1,400   Quaker Oats Co. ................................          102,988
       3,200   Ralston Purina Co. .............................           59,400
       9,700   Sara Lee Corp. .................................          174,600
       1,200   Wm. Wrigley Jr. Co. ............................           96,075
                                                                  --------------
                                                                       1,529,670
                                                                  --------------
               FOOTWEAR - 0.06%
       3,000   NIKE, Inc., Class B.............................          128,625
         600 * Reebok International, Ltd. .....................            8,325
                                                                  --------------
                                                                         136,950
                                                                  --------------
               FREIGHT - 0.05%
       3,100 * FDX Corp. ......................................          109,663
         600   Ryder System, Inc. .............................           11,513
                                                                  --------------
                                                                         121,176
                                                                  --------------
               GOLD MINING - 0.05%
       4,200   Barrick Gold Corp. .............................           75,863
       2,800   Homestake Mining Co. ...........................           18,900
       3,500   Placer Dome, Inc. ..............................           28,874
                                                                  --------------
                                                                         123,637
                                                                  --------------
               GOVERNMENT SPONSORED - 0.44%
       7,400   Federal Home Loan Mortgage Corp. ...............          329,300
      11,000   Federal National
               Mortgage Association............................          661,375
       1,700   SLM Holding Corp. ..............................           57,269
                                                                  --------------
                                                                       1,047,944
                                                                  --------------
               HARDWARE & TOOLS - 0.03%
         900   Black & Decker Corp. ...........................           32,850
         600   Snap-on, Inc. ..................................           15,413
       1,000   Stanley Works...................................           26,874
                                                                  --------------
                                                                          75,137
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                                                   59
                             ASSET ALLOCATION FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HEALTHCARE - 0.23%
       3,000   Cardinal Health, Inc. ..........................   $      194,625
       1,100 * HCR Manor Care, Inc. ...........................            7,769
       4,100 * HealthSouth Corp. ..............................           26,394
       1,800 * Humana, Inc. ...................................           10,125
       3,300   IMS Health, Inc. ...............................           54,450
       3,000   Mckesson HBOC, Inc. ............................           49,313
       1,200 * Quintiles Transnational Corp. ..................           17,700
       1,800   UnitedHealth Group, Inc. .......................          134,213
         700 * Wellpoint Health Networks, Inc. ................           50,838
                                                                  --------------
                                                                         545,427
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.07%
         400   Cummins Engine Co., Inc. .......................           13,025
       1,800   Dana Corp. .....................................           46,462
         800   Eaton Corp. ....................................           58,050
         700 * Navistar International Corp. ...................           22,487
         800   PACCAR, Inc. ...................................           33,500
                                                                  --------------
                                                                         173,524
                                                                  --------------
               HOME BUILDERS - 0.01%
         600   Centex Corp. ...................................           12,450
         500   Kaufman & Broad Home Corp. .....................            8,656
         500   Pulte Corp. ....................................           11,093
                                                                  --------------
                                                                          32,199
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.11%
       6,000   HCA-The Healthcare Corp. .......................          162,000
         300   Shared Medical Systems Corp. ...................           21,788
       3,300   Tenet Healthcare Corp. .........................           84,563
                                                                  --------------
                                                                         268,351
                                                                  --------------
               HOSPITAL SUPPLIES - 1.35%
      16,400   Abbott Laboratories.............................          667,275
       3,100   Baxter International, Inc. .....................          206,150
       2,700   Becton, Dickinson and Co. ......................           78,805
       1,200   Biomet, Inc. ...................................           43,275
       4,400 * Boston Scientific Corp. ........................          112,750
         500   C. R. Bard, Inc. ...............................           22,813
      14,900   Johnson & Johnson...............................        1,333,550
         700   Mallinckrodt, Inc. .............................           20,256
      12,800   Medtronic, Inc. ................................          660,800
         900 * St. Jude Medical, Inc. .........................           32,344
                                                                  --------------
                                                                       3,178,018
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.92%
       1,500 * Bed Bath & Beyond, Inc. ........................           55,219
       2,500   Clorox Co. .....................................           99,063
       6,200   Colgate-Palmolive Co. ..........................          326,275

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - Continued
       4,300   Minnesota Mining and
               Manufacturing Co. (3M)..........................   $      368,725
       3,000   Newell Rubbermaid, Inc. ........................           78,750
      14,100   Procter & Gamble Co. ...........................          937,650
         600   Tupperware Corp. ...............................           13,238
       6,100   Unilever NV.....................................          309,956
                                                                  --------------
                                                                       2,188,876
                                                                  --------------
               INFORMATION PROCESSING - 0.07%
       1,600 * Comverse Technology, Inc. ......................          146,200
       2,900 * Parametric Technology Corp. ....................           30,813
                                                                  --------------
                                                                         177,013
                                                                  --------------

               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 2.70%
       2,600 * BMC Software, Inc. .............................          114,400
       1,900 * Citrix Systems, Inc. ...........................           99,988
      55,700 * Microsoft Corp. ................................        3,484,730
      30,200 * Oracle Corp. ...................................        2,170,625
       2,900 * Peoplesoft, Inc. ...............................           40,055
       4,100 * Veritas Software Corp. .........................          477,650
                                                                  --------------
                                                                       6,387,448
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 1.44%
       1,100 * Adaptec, Inc. ..................................           21,656
       1,700 * Apple Computer, Inc. ...........................          142,800
      18,099   Compaq Computer Corp. ..........................          475,099
      27,400 * Dell Computer Corp. ............................        1,181,625
       3,400 * Gateway, Inc. ..................................          168,300
       1,400 * Lexmark International Group, Inc. ..............           97,650
       2,000 * Silicon Graphics, Inc. .........................           13,250
      16,900 * Sun Microsystems, Inc. .........................        1,294,963
                                                                  --------------
                                                                       3,395,343
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 1.02%
      24,400 * America Online, Inc. ...........................        1,293,200
       6,700   Automatic Data Processing, Inc. ................          368,080
       1,500 * Ceridian Corp. .................................           36,188
       5,000   Electronic Data Systems Corp. ..................          321,563
       4,500   First Data Corp. ...............................          252,280
       3,900   Paychex, Inc. ..................................          136,500
                                                                  --------------
                                                                       2,407,811
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - 3.14%
       1,300   Adobe Systems, Inc. ............................   $      146,331
         700   Autodesk, Inc. .................................           26,031
       7,600 * Cendant Corp. ..................................          100,700
       6,300   Computer Associates International, Inc. ........          324,450
       1,800 * Computer Sciences Corp. ........................          172,688
       3,900 * Compuware Corp. ................................           39,731
      10,900 * EMC Corp. ......................................        1,267,805
      10,800   Hewlett Packard Co. ............................        1,297,350
      19,300   International Business Machines.................        2,071,130
       1,000 * NCR Corp. ......................................           42,188
       3,200 * Network Appliance, Inc. ........................          206,600
       3,500 * Novell, Inc. ...................................           29,094
       2,800   Pitney Bowes, Inc. .............................          121,800
         600 * Sapient Corp. ..................................           59,963
       2,400 * Seagate Technology, Inc. .......................          139,200
       2,000 * Siebel Systems, Inc. ...........................          234,000
       6,300 * Solectron Corp. ................................          208,293
       3,300 * Unisys Corp. ...................................           89,513
       7,100   Xerox Corp. ....................................          192,588
       5,600 * Yahoo!, Inc. ...................................          633,150
                                                                  --------------
                                                                       7,402,605
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 1.83%
       3,700 * 3Com Corp. .....................................          154,706
      73,200 * Cisco Systems, Inc. ............................        4,172,400
                                                                  --------------
                                                                       4,327,106
                                                                  --------------
               INSURANCE - CASUALTY - 0.14%
       1,900   Chubb Corp. ....................................          133,000
         800   Progressive Corp. ..............................           75,100
       1,400   SAFECO Corp. ...................................           34,388
       2,400   St. Paul Companies, Inc. .......................           90,000
                                                                  --------------
                                                                         332,488
                                                                  --------------
               INSURANCE - LIFE - 0.13%
       1,500   Aetna, Inc. ....................................          100,125
       3,500   Conseco, Inc. ..................................           21,875
       1,100   Jefferson-Pilot Corp. ..........................           75,487
       2,100   Lincoln National Corp. .........................           81,375
       1,400   Torchmark Corp. ................................           38,063
                                                                  --------------
                                                                         316,925
                                                                  --------------

--------------------------------------------------------------------------------

 60                                                   May 31, 2000
                             ASSET ALLOCATION FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - MISCELLANEOUS - 0.05%
       1,100   MBIA, Inc. .....................................   $       63,594
       1,100   MGIC Investment Corp. ..........................           54,519
                                                                  --------------
                                                                         118,113
                                                                  --------------
               INSURANCE - MULTILINE - 1.30%
       2,800   AFLAC, Inc. ....................................          144,725
       8,600   Allstate Corp. .................................          227,900
      16,600   American International Group, Inc. .............        1,868,537
       2,700   Aon Corp. ......................................           94,838
       1,800   CIGNA Corp .....................................          159,863
       1,800   Cincinnati Financial Corp. .....................           72,253
       2,400   Hartford Financial Services Group, Inc. ........          141,900
       2,900   Marsh & McLennan Companies, Inc. ...............          319,181
       2,600   UnumProvident Corp. ............................           58,988
                                                                  --------------
                                                                       3,088,185
                                                                  --------------
               LEISURE TIME - 0.04%
       1,000   Brunswick Corp. ................................           19,250
       2,100 * Mirage Resorts, Inc. ...........................           43,969
       1,399   Sabre Holdings Corp. ...........................           40,221
                                                                  --------------
                                                                         103,440
                                                                  --------------
               LODGING - 0.06%
       3,900   Hilton Hotels Corp. ............................           33,150
       2,700   Marriott International, Inc. ...................           97,875
                                                                  --------------
                                                                         131,025
                                                                  --------------
               MACHINE TOOLS - 0.00%
         400   Milacron, Inc. .................................            6,325
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.04%
       2,500   Deere & Co. ....................................          103,906
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.07%
       3,800   Caterpillar, Inc. ..............................          145,350
         800   Fluor Corp. ....................................           26,000
                                                                  --------------
                                                                         171,350
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY - INDUSTRIAL/SPECIALTY - 0.23%
         200   Briggs & Stratton Corp. ........................   $        8,000
       1,000   Cooper Industries, Inc. ........................           33,500
       2,200   Dover Corp. ....................................          102,300
       3,200   Illinois Tool Works, Inc. ......................          185,800
       1,800   Ingersoll-Rand Co. .............................           82,013
         900   Johnson Controls, Inc. .........................           51,244
       1,300   Pall Corp. .....................................           27,300
       1,200   Parker Hannifin Corp. ..........................           50,025
         700   Timken Co. .....................................           13,213
                                                                  --------------
                                                                         553,395
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.12%
       3,300 * Guidant Corp. ..................................          167,062
       2,200   PE Corp. - PE Biosystems Group..................          122,100
                                                                  --------------
                                                                         289,162
                                                                  --------------
               MERCHANDISE - DRUG - 0.22%
       4,200   CVS Corp. ......................................          182,700
         400   Longs Drug Stores Corp. ........................            8,075
       2,800   Rite Aid Corp. .................................           19,425
      10,800   Walgreen Co. ...................................          306,450
                                                                  --------------
                                                                         516,650
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.15%
         700   American Greetings Corp., Class A...............           13,038
       2,200 * Best Buy Co., Inc. .............................          140,800
       2,200   Circuit City Stores, Inc. ......................          109,588
       1,200 * Consolidated Stores Corp. ......................           15,600
       4,800 * Costco Wholesale Corp. .........................          153,300
       3,500   Dollar General Corp. ...........................           61,250
       1,800   Fortune Brands, Inc. ...........................           47,925
       9,100   Gap, Inc. ......................................          319,069
      24,600   Home Depot, Inc. ...............................        1,200,787
       1,600   Ikon Office Solutions, Inc. ....................            8,000
       3,400 * Kohls Corp. ....................................          175,950
       4,600   Limited, Inc. ..................................          110,975
       1,400   Nordstrom, Inc. ................................           35,175
       3,500 * Office Depot, Inc. .............................           24,719
       5,000 * Staples, Inc. ..................................           73,750
       2,100   Radioshack Corp. ...............................           89,119
       3,300   TJX Companies, Inc. ............................           71,362
       2,600 * Toys "R" Us, Inc. ..............................           40,950
                                                                  --------------
                                                                       2,691,357
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISING -
               DEPARTMENT - 0.21%
       1,100   Dillards, Inc., Class A.........................   $       16,431
       2,200 * Federated Department Stores, Inc. ..............           84,700
       3,600   May Department Stores Co. ......................          108,225
       4,700   Target Corp. ...................................          294,630
                                                                  --------------
                                                                         503,986
                                                                  --------------
               MERCHANDISING - FOOD - 0.34%
       4,500   Albertsons, Inc. ...............................          164,813
         400   Great Atlantic & Pacific Tea Co, Inc. ..........            7,350
       8,900 * Kroger Co. .....................................          176,887
       5,400 * Safeway, Inc. ..................................          249,075
       1,500   Supervalu, Inc. ................................           31,218
       3,500   SYSCO Corp. ....................................          146,780
       1,600   Winn-Dixie Stores, Inc. ........................           25,300
                                                                  --------------
                                                                         801,423
                                                                  --------------
               MERCHANDISING - MASS - 1.26%
       2,800   J.C. Penney Co., Inc. ..........................           50,750
       5,200 * KMart Corp. ....................................           44,200
       4,000   Sears Roebuck and Co. ..........................          147,750
      47,700   Wal-Mart Stores, Inc. ..........................        2,748,711
                                                                  --------------
                                                                       2,991,411
                                                                  --------------
               METALS - ALUMINUM - 0.15%
       2,300   Alcan Aluminium, Ltd. ..........................           75,469
       4,642   Alcoa, Inc. ....................................          271,266
                                                                  --------------
                                                                         346,735
                                                                  --------------
               METALS - COPPER - 0.03%
       1,800   Newmont Mining Corp. ...........................           41,513
         900   Phelps Dodge Corp. .............................           40,388
                                                                  --------------
                                                                          81,901
                                                                  --------------
               METALS - MISCELLANEOUS - 0.03%
       1,300   Engelhard Corp. ................................           22,669
       1,700 * Freeport-McMoRan Copper &
               Gold, Inc., Class B.............................           15,619
       2,100 * Inco Limited....................................           34,125
                                                                  --------------
                                                                          72,413
                                                                  --------------
               METALS - STEEL - 0.04%
         900   Allegheny Technologies, Inc. ...................           20,306
       1,400 * Bethlehem Steel Corp. ..........................            5,425
         900   Nucor Corp. ....................................           34,988
         900   USX-US Steel Group, Inc. .......................           20,305
       1,000   Worthington Industries, Inc. ...................           12,125
                                                                  --------------
                                                                          93,149
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000                                                   61
                             ASSET ALLOCATION FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MULTIMEDIA - 0.01%
         600   Meredith Corp. .................................   $       18,263
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.12%
       2,300   Coastal Corp. ..................................          141,163
         300   Eastern Enterprises ............................           18,506
       2,400   El Paso Energy Corp. ...........................          123,600
                                                                  --------------
                                                                         283,269
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.37%
       1,000   Amerada Hess Corp. .............................           66,375
         800   Ashland Oil, Inc. ..............................           27,950
       2,300   Burlington Resources, Inc. .....................          105,225
       6,700   Conoco, Inc., Class B...........................          190,950
       1,000   Kerr-McGee Corp. ...............................           59,688
       3,900   Occidental Petroleum Corp. .....................           92,381
       2,700   Phillips Petroleum Co. .........................          154,575
       2,600   Unocal Corp. ...................................           99,937
       3,300   USX-Marathon Group..............................           89,719
                                                                  --------------
                                                                         886,800
                                                                  --------------
               OIL - INTEGRATED INTERNATIONAL - 2.32%
       7,000   Chevron Corp. ..................................          647,063
      37,000   Exxon Mobil Corp. ..............................        3,082,562
      22,900   Royal Dutch Petroleum Co. ......................        1,429,819
       5,900   Texaco, Inc. ...................................          338,880
                                                                  --------------
                                                                       5,498,324
                                                                  --------------
               OIL - SERVICES - 0.35%
       3,500   Baker Hughes, Inc. .............................          126,875
       4,700   Halliburton Co. ................................          239,700
         600   McDermott International, Inc. ..................            6,000
       1,000 * Rowan Companies, Inc. ..........................           31,063
       5,900   Schlumberger, Ltd. .............................          434,018
                                                                  --------------
                                                                         837,656
                                                                  --------------
               OIL/GAS PRODUCERS - 0.15%
       1,400   Anadarko Petroleum Corp. .......................           74,288
       1,200   Apache Corp. ...................................           73,050
       1,000   Sunoco, Inc. ...................................           32,313
       2,200   Transocean Sedco Forex, Inc. ...................          108,212
       2,700   Union Pacific Resources Group, Inc. ............           63,956
                                                                  --------------
                                                                         351,819
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PAPER/FOREST PRODUCTS - 0.44%
       1,200   Avery Dennison Corp. ...........................   $       73,500
         600   Boise Cascade Corp. ............................           17,475
       1,000   Champion International Corp. ...................           73,000
       2,300   Fort James Corp. ...............................           52,037
       1,800   Georgia-Pacific Corp. ..........................           58,950
       4,400   International Paper Co. ........................          153,175
       5,900   Kimberly-Clark Corp. ...........................          356,950
       1,100   Louisiana Pacific Corp. ........................           12,375
       1,100   Mead Corp. .....................................           33,894
         300   Potlatch Corp. .................................           11,363
       1,100   Westvaco Corp. .................................           33,138
       2,500   Weyerhaeuser Co. ...............................          124,063
       1,200   Willamette Industries, Inc. ....................           39,000
                                                                  --------------
                                                                       1,038,920
                                                                  --------------
               PHOTOGRAPHY - 0.09%
       3,400   Eastman Kodak Co. ..............................          203,150
         500   Polaroid Corp. .................................            9,594
                                                                  --------------
                                                                         212,744
                                                                  --------------
               POLLUTION CONTROL - 0.07%
       2,000 * Allied Waste Industries, Inc. ..................           20,375
       6,600   Waste Management, Inc. .........................          134,475
                                                                  --------------
                                                                         154,850
                                                                  --------------
               PUBLISHING - NEWS - 0.22%
       1,000   Dow Jones & Co., Inc. ..........................           68,000
       3,000   Gannett Co., Inc. ..............................          194,250
         800   Knight-Ridder, Inc. ............................           42,400
       1,800   New York Times Co., Class A.....................           69,075
         600   Times Mirror Co. ...............................           57,900
       2,500   Tribune Co. ....................................           96,250
                                                                  --------------
                                                                         527,875
                                                                  --------------
               PUBLISHING/PRINTING - 0.10%
         800   Deluxe Corp. ...................................           19,750
       1,700   Dun & Bradstreet Corp. .........................           52,275
         800   Harcourt General, Inc. .........................           31,600
       2,100   McGraw-Hill, Inc. ..............................          108,019
       1,400   R. R. Donnelley and Sons Co. ...................           34,563
                                                                  --------------
                                                                         246,207
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               RAILROAD - 0.18%
       4,899   Burlington Northern
               Santa Fe Corp. .................................   $      115,739
       2,300   CSX Corp. ......................................           50,025
       1,200   Kansas City Southern Industries, Inc. ..........           80,700
       4,100   Norfolk Southern Corp. .........................           73,031
       2,700   Union Pacific Corp. ............................          114,244
                                                                  --------------
                                                                         433,739
                                                                  --------------
               RESTAURANTS - 0.26%
       1,400   Darden Restaurants, Inc. .......................           24,063
      14,500   McDonald's Corp. ...............................          519,280
       1,600 * Tricon Global Restaurants, Inc. ................           46,900
       1,300   Wendy's International, Inc. ....................           25,431
                                                                  --------------
                                                                         615,674
                                                                  --------------
               SAVINGS & LOAN - 0.11%
       1,700   Golden West Financial Corp. ....................           70,975
       6,200   Washington Mutual, Inc. ........................          178,250
                                                                  --------------
                                                                         249,225
                                                                  --------------
               SECURITIES RELATED - 0.94%
       1,200   Bear Stearns Co., Inc. .........................           47,250
      14,200   Charles Schwab Corp. ...........................          408,250
       2,700   Franklin Resources, Inc. .......................           81,000
       1,900   J. P. Morgan & Co., Inc. .......................          244,625
       1,300   Lehman Brothers Holdings, Inc. .................          100,343
       4,000   Merrill Lynch & Co., Inc. ......................          394,500
      12,200   Morgan Stanley Dean Witter & Co. ...............          877,638
       1,500   Paine Webber Group, Inc. .......................           67,405
                                                                  --------------
                                                                       2,221,011
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.33%
       8,200 * Applied Materials, Inc. ........................          684,700
       2,000 * KLA-Tencor Corp. ...............................           99,125
                                                                  --------------
                                                                         783,825
                                                                  --------------
               SEMICONDUCTORS - 3.59%
       1,600 * Advanced Micro Devices, Inc. ...................          130,300
       2,044 * Altera Corp. ...................................          175,529
       3,700 * Analog Devices, Inc. ...........................          284,900
       2,300 * Conexant Systems, Inc. .........................           86,538
      35,700   Intel Corp. ....................................        4,449,113
       3,300   Linear Technology Corp. ........................          194,906
       3,200 * LSI Logic Corp. ................................          168,600
       3,100 * Maxim Integrated Products, Inc. ................          196,656

--------------------------------------------------------------------------------

 62                                                   May 31, 2000
                             ASSET ALLOCATION FUND

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTORS - Continued
       5,800 * Micron Technology, Inc. ........................   $      405,637
       7,600   Motorola, Inc. .................................          712,500
       1,800 * National Semiconductor Corp. ...................           96,750
       2,000   Rockwell International Corp. ...................           82,000
      17,400   Texas Instruments, Inc. ........................        1,257,150
       3,400 * Xilinx, Inc. ...................................          258,825
                                                                  --------------
                                                                       8,499,404
                                                                  --------------
               TELECOMMUNICATIONS - 3.35%
       3,200 * ADC Communications, Inc. .......................          215,000
       3,400   Alltel Corp. ...................................          222,487
         900 * Andrew Corp. ...................................           31,613
      34,200   AT&T Corp. .....................................        1,186,312
       1,500   CenturyTel, Inc. ...............................           40,500
       8,300 * Global Crossing, Ltd. ..........................          208,019
      34,100   Lucent Technologies, Inc. ......................        1,956,487
       3,900 * Nextel Communications, Inc., Class A............          361,237
      30,800   Nortel Networks Corp. ..........................        1,672,825
       7,900 * QUALCOMM, Inc. .................................          524,363
       1,600   Scientific-Atlanta, Inc. .......................           90,200
       4,300 * Tellabs, Inc. ..................................          279,230
      30,400 * Worldcom, Inc. .................................        1,143,800
                                                                  --------------
                                                                       7,932,073
                                                                  --------------
               TEXTILE - PRODUCTS - 0.02%
         400   Russell Corp. ..................................            8,900
         200   Springs Industries, Inc., Class A...............            9,500
       1,300   V. F. Corp. ....................................           37,293
                                                                  --------------
                                                                          55,693
                                                                  --------------
               TOBACCO - 0.29%
      25,300   Philip Morris Companies, Inc. ..................          660,963
       1,800   UST, Inc. ......................................           29,925
                                                                  --------------
                                                                         690,888
                                                                  --------------
               UTILITIES - COMMUNICATION - 2.17%
      16,600   Bell Atlantic Corp. ............................          877,725
      20,100   BellSouth Corp. ................................          938,418
      10,400   GTE Corp. ......................................          657,800
      36,500   SBC Communications, Inc. .......................        1,594,594
       9,300   Sprint Corp. - FON Group........................          562,650
       9,200 * Sprint Corp. - PCS Group........................          510,600
                                                                  --------------
                                                                       5,141,787
                                                                  --------------
               UTILITIES - ELECTRIC - 1.00%
       2,300 * AES Corp. ......................................          200,675
       1,500   Ameren Corp. ...................................           55,031
       2,100   American Electric Power, Inc. ..................           74,681

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               UTILITIES - ELECTRIC - Continued
       1,700   Carolina Power & Light Co. .....................   $       58,438
       2,300   Central & South West Corp. .....................           47,869
       1,700   Cinergy Corp. ..................................           45,263
       1,200   CMS Energy Corp. ...............................           27,300
       2,399   Consolidated Edison, Inc. ......................           78,267
       1,600   Constellation Energy Group, Inc. ...............           54,900
       2,500   Dominion Resources, Inc. .......................          114,375
       1,600   DTE Energy Co. .................................           55,300
       3,900   Duke Energy Corp. ..............................          227,175
       3,700   Edison International, Inc. .....................           79,088
       2,600   Entergy Corp. ..................................           75,400
       2,500   FirstEnergy Corp. ..............................           62,813
       1,100   Florida Progress Corp. .........................           54,588
       1,900   FPL Group, Inc. ................................           94,050
       1,300   GPU, Inc. ......................................           36,725
       1,200   New Century Energies, Inc. .....................           40,350
       1,900 * Niagara Mohawk Holdings, Inc. ..................           27,906
       1,700   Northern States Power Co. ......................           37,613
       4,100   P G & E Corp. ..................................          106,343
       2,000   Peco Energy Co. ................................           87,875
         900   Pinnacle West Capital Corp. ....................           32,175
       1,500   PPL Corp. ......................................           35,438
       2,300   Public Service Enterprise
               Group, Inc. ....................................           85,675
       3,200   Reliant Energy, Inc. ...........................           91,200
       7,200   Southern Co. ...................................          186,750
       3,000   TXU Corp. ......................................          107,250
       2,300   Unicom Corp. ...................................           95,880
                                                                  --------------
                                                                       2,376,393
                                                                  --------------
               UTILITIES -
               GAS, DISTRIBUTION - 0.03%
         500   NICOR, Inc. ....................................           18,344
       1,500   Tosco Corp. ....................................           45,938
                                                                  --------------
                                                                          64,282
                                                                  --------------
               UTILITIES - GAS, PIPELINE - 0.37%
         900   Columbia Energy Group...........................           58,219
       7,700   Enron Corp. ....................................          561,137
         300   ONEOK, Inc. ....................................            8,738
         400   Peoples Energy Corp. ...........................           13,575
       2,200   Sempra Energy...................................           41,387
       4,700   Williams Companies, Inc. .......................          195,343
                                                                  --------------
                                                                         878,399
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $77,875,285)..............................      129,787,211
                                                                  --------------

 PAR VALUE                                                        MARKET VALUE

-------------------------------------------------------------------------------
                  CORPORATE BONDS - 12.77%
                  AUTO - CARS - 0.77%
  $1,000,000      Daimler Chrysler NA Holding Corp.,
                  7.13% due 04/10/03..........................   $      984,660
     865,000      General Motors Acceptance Corp.,
                  7.75% due 01/19/10..........................          842,328
                                                                 --------------
                                                                      1,826,988
                                                                 --------------
                  BANKS - OTHER - 0.57%
     945,000      Bank of America Corp.,
                  7.80% due 02/15/10..........................          922,084
     445,000      First Union Corp.,
                  6.95% due 11/01/04..........................          428,477
                                                                 --------------
                                                                      1,350,561
                                                                 --------------
                  BANKS - REGIONAL - 0.44%
   1,065,000      First Union National Bank,
                  7.88% due 02/15/10..........................        1,038,151
                                                                 --------------
                  BEVERAGE - SOFT DRINKS - 0.22%
     600,000      Coca Cola Enterprises, Inc.,
                  5.75% due 11/01/08..........................          516,402
                                                                 --------------
                  CHEMICAL - MAJOR - 0.17%
     425,000      Dow Chemical Co.,
                  7.38% due 11/01/29..........................          394,604
                                                                 --------------
                  CONGLOMERATES - 0.35%
     840,000(1)   Tyco International Group S.A.,
                  6.88% due 09/05/02..........................          821,654
                                                                 --------------
                  CONSUMER FINANCE - 0.42%
   1,160,000      Associates Corp. of North America,
                  6.95% due 11/01/18..........................        1,005,581
                                                                 --------------
                  CONTAINERS - METAL/GLASS - 0.31%
     865,000      Owens Corning,
                  7.70% due 05/01/08..........................          733,053
                                                                 --------------
                  FINANCE COMPANIES - 1.34%
                  Finova Capital Corp.:
     200,000      7.25% due 07/12/06..........................          160,000
     300,000      6.25% due 11/01/02..........................          260,424
                  Ford Motor Credit Co.:
     810,000      7.50% due 03/15/05..........................          793,849
     600,000      6.70% due 07/16/04..........................          574,008
   1,430,000      Goldman Sachs Group, Inc.,
                  7.80% due 01/28/10..........................        1,374,776
                                                                 --------------
                                                                      3,163,057
                                                                 --------------

--------------------------------------------------------------------------------

 May 31, 2000                                                   63
                             ASSET ALLOCATION FUND

 PAR VALUE                                                        MARKET VALUE

-------------------------------------------------------------------------------
                  FINANCIAL SERVICES - 1.87%
    $430,000      Countrywide Home Loans, Inc.,
                   6.25% due 04/15/09.........................   $      365,930
     400,000      General Electric Capital Corp.,
                   7.25% due 05/03/04.........................          396,556
                  Heller Financial, Inc.:
   1,000,000       7.88% due 05/15/03.........................          998,180
     600,000       7.38% due 11/01/09.........................          562,944
                  Household Finance Corp.:
   1,000,000       8.00% due 05/09/05.........................          994,330
     470,000       7.88% due 03/01/07.........................          456,436
     665,000(1)   Potomac Capital Investment Corp., MTND,
                   7.55% due 11/19/01.........................          662,079
                                                                 --------------
                                                                      4,436,455
                                                                 --------------
                  FOODS - 0.35%
     865,000      IBP, Inc.,
                   7.95% due 02/01/10.........................          839,252
                                                                 --------------
                  MERCHANDISE - DRUG - 0.17%
     925,000      Rite Aid Corp.,
                   6.50% due 12/15/05.........................          407,000
                                                                 --------------
                  MERCHANDISING -
                  DEPARTMENT - 0.13%
     300,000      May Department Stores Co.,
                   8.50% due 06/01/19.........................          299,418
                                                                 --------------
                  OIL - INTEGRATED DOMESTIC - 0.07%
     150,000      Pennzoil Co.,
                   10.25% due 11/01/05........................          157,187
                                                                 --------------
                  SECURITIES RELATED - 0.76%
   1,425,000      Lehman Brothers Holdings, Inc.,
                   7.75% due 01/15/05.........................        1,385,975
     435,000      Morgan Stanley Dean
                  Witter & Co., MTN,
                   5.63% due 01/20/04.........................          406,046
                                                                 --------------
                                                                      1,792,021
                                                                 --------------
                  TELECOMMUNICATIONS - 1.77%
     885,000      AT&T Corp.,
                   6.50% due 03/15/29.........................          731,196
     915,000      Bell Atlantic Pennsylvania, Inc.,
                   6.00% due 12/01/28.........................          689,581
                  Bellsouth Capital Funding:
     660,000       7.88% due 02/15/30.........................          628,544
     660,000       7.75% due 02/15/10.........................          645,744

 PAR VALUE                                                        MARKET VALUE

-------------------------------------------------------------------------------
             TELECOMMUNICATIONS - Continued
    $500,000 Northwestern Bell Telephone,
              7.75% due 05/01/30..............................   $      482,580
   1,000,000 Worldcom, Inc.,
              8.25% due 05/15/10..............................        1,003,680
                                                                 --------------
                                                                      4,181,325
                                                                 --------------
             UTILITIES - ELECTRIC - 1.97%
     715,000 Appalachian Power Co., MTN,
              8.00% due 06/01/25..............................          712,526
   1,015,000 Arizona Public Service Co.,
              5.88% due 02/15/04..............................          933,293
     715,000 Edison International, Inc.,
              6.88% due 09/15/04..............................          697,904
     470,000 National Rural Utilities Cooperative Finance
             Corp.,
              7.38% due 02/10/03..............................          465,991
   1,000,000 Pennsylvania Electric Co., Series C,
              6.63% due 04/01/19..............................          866,360
   1,023,222 Texas Utilities Electric,
              6.62% due 07/01/01..............................        1,021,700
                                                                 --------------
                                                                      4,697,774
                                                                 --------------
             UTILITIES - GAS, PIPELINE - 1.09%
   1,000,000 Enron Corp.,
              6.75% due 09/01/04..............................          951,170
   1,000,000 Peco Energy Transition Trust,
              6.13% due 03/01/09..............................          896,450
     795,000 Williams Companies, Inc.,
              7.63% due 07/15/19..............................          727,632
                                                                 --------------
                                                                      2,575,252
                                                                 --------------
             TOTAL CORPORATE BONDS
             (Cost $31,873,023)...............................       30,235,735
                                                                 --------------
             UNITED STATES GOVERNMENT -
             LONG-TERM - 14.67%
             FEDERAL AGENCIES - 0.62%
   1,500,000 Government National Mortgage Association,
              7.50% due 06/01/30..............................        1,472,580
                                                                 --------------
             GOVERNMENT SPONSORED - 13.82%
             Federal Home Loan Bank:
     700,000  7.22% due 02/25/03..............................          699,237
     170,000  6.01% due 12/03/08..............................          152,017

 PAR VALUE                                                         MARKET VALUE

--------------------------------------------------------------------------------
             GOVERNMENT SPONSORED - Continued
             Federal Home Loan Mortgage Corp.:
 $   675,000  8.00% due 06/01/30...............................   $      670,991
  14,770,000  6.63% due 09/15/09...............................       13,881,437
             Federal National Mortgage Association:
     350,000  7.50% due 06/01/15...............................          345,079
   1,000,000  7.25% due 01/15/10...............................          982,660
     569,919  7.00% due 04/01/28...............................          541,958
   2,700,000  7.00% due 06/01/29...............................        2,562,462
     925,000  6.65% due 11/07/07...............................          882,940
   6,480,000  6.63% due 09/15/09...............................        6,094,246
   1,200,000  6.50% due 06/01/15...............................        1,139,340
   3,250,000  6.50% due 06/01/29...............................        3,008,297
     885,000  6.37% due 01/30/08...............................          829,272
   1,000,000  6.28% due 02/12/08...............................          932,500
                                                                  --------------
                                                                      32,722,436
                                                                  --------------
             U. S. TREASURY NOTES - 0.23%
     565,000 United States Treasury Notes,
              6.00% due 08/15/09...............................          550,609
                                                                  --------------
             TOTAL UNITED STATES GOVERNMENT -
             LONG-TERM
             (Cost $35,238,938)................................       34,745,625
                                                                  --------------
             FOREIGN CORPORATE BONDS - 2.97%
             BANKS - OTHER - 0.21%
     500,000 Asian Development Bank,
              6.50% due 10/21/02...............................          490,320
                                                                  --------------
             FINANCE COMPANIES - 1.00%
   2,400,000 KFW International Finance,
              7.13% due 02/15/05...............................        2,379,264
                                                                  --------------
             INSURANCE - MULTILINE - 0.64%
             Fairfax Financial Holdings, Ltd.:
     740,000  8.25% due 10/01/15...............................          660,850
   1,000,000  7.38% due 03/15/06...............................          852,963
                                                                  --------------
                                                                       1,513,813
                                                                  --------------
             SUPRANATIONAL - 0.68%
     600,000 Corp Andina De Fomento,
              8.88% due 06/01/05...............................          600,750
   1,010,000 International Finance Corp.,
              7.13% due 04/06/05...............................          990,537
                                                                  --------------
                                                                       1,591,287
                                                                  --------------

--------------------------------------------------------------------------------

 64                                                   May 31, 2000
                             ASSET ALLOCATION FUND

   PAR
  VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
                  TELECOMMUNICATIONS - 0.44%
    $985,000      MetroNet Communications Corp.,
                  zero coupon due 06/15/08....................   $      786,286
     280,000(1)   Vodafone Airtouch, Plc.,
                  7.88% due 02/15/30..........................          260,268
                                                                 --------------
                                                                      1,046,554
                                                                 --------------
                  TOTAL FOREIGN CORPORATE BONDS
                  (Cost $7,314,140)...........................        7,021,238
                                                                 --------------
                  FOREIGN GOVERNMENT
                  BONDS - 0.60%
                  CANADA - 0.60%
   1,440,000      Canada Mortgage & Housing CP,
                  7.20% due 02/01/05..........................        1,423,688
                                                                 --------------
                  TOTAL FOREIGN GOVERNMENT BONDS
                  (Cost $1,439,880)...........................        1,423,688
                                                                 --------------
                  CORPORATE SHORT-TERM
                  COMMERCIAL PAPER - 17.23%
                  FOODS - 3.11%
   7,378,000      Safeway, Inc.,
                  6.69% due 06/14/00..........................        7,360,106
                                                                 --------------
                  HEALTHCARE - 1.69%
   4,000,000      Baxter International, Inc.,
                  6.70% due 06/05/00..........................        3,997,021
                                                                 --------------
                  INSURANCE - MULTILINE - 1.59%
   3,770,000      Marsh & McLennan Companies, Inc.,
                  6.45% due 06/01/00..........................        3,770,000
                                                                 --------------
                  OIL/GAS PRODUCERS - 3.25%
   7,697,000      Duke Capital Corp.,
                  6.83% due 06/01/00..........................        7,697,000
                                                                 --------------
                  UTILITIES - ELECTRIC - 7.59%
   5,000,000      Appalachian Power Co.,
                  6.83% due 06/06/00..........................        4,995,251
   7,000,000      Conectiv, Inc.,
                  6.75% due 06/14/00..........................        6,982,889
   6,000,000      Metro Edison,
                  6.48% due 06/02/00..........................        5,998,919
                                                                 --------------
                                                                     17,977,059
                                                                 --------------

 PAR VALUE                                                         MARKET VALUE

--------------------------------------------------------------------------------
             TOTAL CORPORATE SHORT-TERM
             COMMERCIAL PAPER -
             (Cost $40,801,186)................................   $   40,801,186
                                                                  --------------
             UNITED STATES GOVERNMENT -
             SHORT-TERM - 0.07%
             U.S. TREASURY BILLS - 0.07%
             United States Treasury Bills:
    $100,000 5.53% due 06/22/00................................           99,676
      75,000 5.40% due 06/22/00................................           74,763
                                                                  --------------
                                                                         174,439
                                                                  --------------
             TOTAL UNITED STATES GOVERNMENT -
             SHORT-TERM
             (Cost $174,439)...................................          174,439
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $194,716,891) - 103.12%.....................   $  244,189,122
                                                                  --------------
             * Non-income producing

----
(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, the aggregate value of these securities was $1,744,001, representing 0.74% of total net assets.

--------------------------------------------------------------------------------

 May 31, 2000              CAPITAL CONSERVATION FUND            65

                       Average Annual Total Return--Fund

--------------------------------------------------------------------------------
    1 Year                            5 Year                             10 Year
--------------------------------------------------------------------------------
    0.13%                             4.99%                               6.74%
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTMENT

                           Fiscal Year Ended May 31

                                Balanced Fund     ML Corp Master
                                -------------     --------------
        5/91                        10,540            11,290
        5/92                        11,986            12,845
        5/93                        13,615            14,544
        5/94                        13,461            14,774
        5/95                        15,050            16,750
        5/96                        15,563            17,515
        5/97                        16,770            19,064
        5/98                        18,574            21,419
        5/99                        19,178            22,106
        5/00                        19,203            22,021

  Past performance is not predictive of future performance.
  The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect changes included in the annuity contract or variable life policy for mortality and expense guarantee, administrative fees or surrender charges.

--------------------------------------------------------------------------------
                             Portfolio at a Glance
--------------------------------------------------------------------------------

   Total assets: $59,317,982
   NAV on 05/31/00: $8.78
   One year total return: 0.13%
   Net expense ratio: 0.55%
   Inception date: 01/16/86
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Robert Kase, CFA

How did the Fund perform relative to its benchmark?
The Fund's net return for the annual period ending May 31, 2000 was 0.13% vs. a negative 0.38% for the index.

How did bonds in this category perform over the past fiscal year?
Corporate bonds as an asset class did not perform very well over this time period as fear of Federal Reserve rate increases to slow economic growth caused a lowering of bond prices. This is reflected in the index's negative return of 0.38% for the year.

--------------------------------------------------------------------------------
                                Top 10 Holdings
--------------------------------------------------------------------------------

   1. Federal National Mortgage Association,
       6.50% due 06/01/29................................................. 5.23%
   2. Federated Department Stores, Inc.,
       6.79% due 07/15/27................................................. 4.14%
   3. KFW International Finance,
       7.13% due 02/15/05................................................. 3.97%
   4. Enron Corp.,
       7.63% due 09/10/04................................................. 3.42%
   5. Pohang Iron & Steel Co., Ltd.,
       7.50% due 08/01/02................................................. 3.39%
   6. Airtouch Communications, Inc.,
       7.50% due 07/15/06................................................. 3.38%
   7. Akzo Nobel, Inc.,
       6.00% due 11/15/03................................................. 3.27%
   8. CSR America, Inc.,
       6.88% due 07/21/05................................................. 3.24%
   9. News America Holdings, Inc.,
       8.25% due 08/10/18................................................. 3.17%
  10. Federal National Mortgage Association,
       7.00% due 06/01/29................................................. 2.81%

  Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

What were the major developments in the fixed income market that enhanced the Fund's performance?
The Fund outperformed its index over the past 12 months because of the addition of some Government Agency bonds to increase the quality of the portfolio. High quality bonds performed better than low quality bonds during this period.

What events were disappointing for the Fund?
The biggest disappointment for the Fund was the Federal Reserve rate increases. As rates increased, the price of bonds fell.

What do you see ahead in this segment of the fixed income market for the next fiscal period?
The outlook for fixed income securities is brighter as it seems the economy maybe slowing enough to limit the amount of rate increases by the Federal Reserve. This should give a boost to fixed income securities and the potential for greater returns over the next 12 months.


                                                      /s/ Robert Kase, CFA
                                                          Robert Kase, CFA
                                                          Portfolio Manager

-------------------------------------------------------------------------------

 66                        CAPITAL CONSERVATION FUND  May 31, 2000

    PAR
   VALUE                                                           MARKET VALUE

--------------------------------------------------------------------------------
            SCHEDULE OF INVESTMENTS
            CORPORATE BONDS - 70.47%
            AIRLINES - 5.42%
 $1,500,000 Delta Air Lines, Inc.,
            9.75% due 05/15/21.................................   $    1,458,660
  1,470,187 U.S. Airways, Inc.,
            6.85% due 01/30/18.................................        1,278,019
                                                                  --------------
                                                                       2,736,679
                                                                  --------------
            AUTO - CARS - 1.68%
    860,000 Daimler Chrysler NA Holding Corp.,
            7.13% due 04/10/03.................................          846,808
                                                                  --------------
            BANKS - OTHER - 1.81%
    935,000 Bank of America Corp.,
            7.80% due 02/15/10.................................          912,326
                                                                  --------------
            BANKS - REGIONAL - 9.16%
  1,500,000 BankBoston Corp.,
            8.25% due 12/15/26.................................        1,337,760
  1,500,000 Barnett Capital Trust I,
            8.06% due 12/01/26.................................        1,336,635
    990,000 First Union National Bank,
            7.88% due 02/15/10.................................          965,042
  1,000,000 SouthTrust Corp.,
            7.63% due 05/01/04.................................          986,180
                                                                  --------------
                                                                       4,625,617
                                                                  --------------
            BEVERAGE - SOFT DRINKS - 0.87%
    510,000 Coca Cola Enterprises, Inc.,
            5.75% due 11/01/08.................................          438,942
                                                                  --------------
            BUILDING MATERIALS - 3.69%
  2,000,000 CSR America, Inc.,
            6.88% due 07/21/05.................................        1,862,660
                                                                  --------------
            CONSUMER FINANCE - 1.97%
  1,150,000 Associates Corp. of North America,
            6.95% due 11/01/18.................................          996,912
                                                                  --------------
            DRUGS - 3.72%
  2,000,000 Akzo Nobel, Inc.,
            6.00% due 11/15/03.................................        1,880,200
                                                                  --------------

    PAR
   VALUE                                                           MARKET VALUE

--------------------------------------------------------------------------------
            FINANCE COMPANIES - 5.22%
 $1,000,000 C.I.T. Group Holdings, Inc.,
            8.38% due 11/01/01.................................   $    1,010,020
            Finova Capital Corp.:
    170,000 7.25% due 07/12/06.................................          136,000
    255,000 6.25% due 11/01/02.................................          221,360
            Ford Motor Credit Co.:
    790,000 7.50% due 03/15/05.................................          774,246
    520,000 6.70% due 07/16/04.................................          497,474
                                                                  --------------
                                                                       2,639,100
                                                                  --------------
            FINANCIAL SERVICES - 6.14%
    130,000 Conseco, Inc.,
            6.40% due 06/15/01.................................           94,250
    345,000 General Electric Capital Corp.,
            7.25% due 05/03/04.................................          342,030
            Heller Financial, Inc.:
    865,000 7.88% due 05/15/03.................................          863,426
    520,000 7.38% due 11/01/09.................................          487,885
            Household Finance Corp.:
    865,000 8.00% due 05/09/05.................................          860,095
    470,000 7.88% due 03/01/07.................................          456,436
                                                                  --------------
                                                                       3,104,122
                                                                  --------------
            MERCHANDISE - DRUG - 0.92%
    500,000 Imcera Group,
            6.00% due 10/15/03.................................          463,100
                                                                  --------------
            MERCHANDISING -
            DEPARTMENT - 5.21%
  2,500,000 Federated Deptartment Stores, Inc.,
            6.79% due 07/15/27.................................        2,378,350
    255,000 May Department Stores Co.,
            8.50% due 06/01/19.................................          254,505
                                                                  --------------
                                                                       2,632,855
                                                                  --------------
            METALS - STEEL - 3.86%
  2,000,000 Pohang Iron & Steel Co., Ltd.,
            7.50% due 08/01/02.................................        1,951,340
                                                                  --------------
            OIL - INTEGRATED DOMESTIC- 0.27%
    130,000 Pennzoil Co.,
            10.25% due 11/01/05................................          136,228
                                                                  --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             POLLUTION CONTROL - 0.15%
 $   325,000 Laidlaw, Inc.,
             6.50% due 05/01/05...............................   $       78,000
                                                                 --------------
             PUBLISHING - NEWS - 3.61%
   2,000,000 News America Holdings, Inc.,
             8.25% due 08/10/18...............................        1,823,500
                                                                 --------------
             TELECOMMUNICATIONS - 8.76%
   2,000,000 Airtouch Communications, Inc.,
             7.50% due 07/15/06...............................        1,946,120
     440,000 AT&T Corp.,
             6.50% due 03/15/29...............................          363,532
             Bellsouth Capital Funding:
     655,000 7.88% due 02/15/30...............................          623,783
     655,000 7.75% due 02/15/10...............................          640,852
     850,000 Worldcom, Inc.,
             8.25% due 05/15/10...............................          853,128
                                                                 --------------
                                                                      4,427,415
                                                                 --------------
             UTILITIES - ELECTRIC - 0.92%
     470,000 National Rural Utilities Cooperative Finance Corp.,
             7.38% due 02/10/03...............................          465,991
                                                                 --------------
             UTILITIES -
             GAS, DISTRIBUTION - 2.03%
   1,000,000 Tosco Corp.,
             9.63% due 03/15/02...............................        1,026,470
                                                                 --------------
             UTILITIES - GAS, PIPELINE - 5.06%
   2,000,000 Enron Corp.,
             7.63% due 09/10/04...............................        1,964,000
     650,000 Williams Companies, Inc.,
             7.63% due 07/15/19...............................          594,919
                                                                 --------------
                                                                      2,558,919
                                                                 --------------
             TOTAL CORPORATE BONDS
             (Cost $37,687,881)...............................       35,607,184
                                                                 --------------
             FOREIGN CORPORATE BONDS - 8.03%
             FINANCE COMPANIES - 4.51%
   2,300,000 KFW International Finance,
             7.13% due 02/15/05...............................        2,280,128
                                                                 --------------

--------------------------------------------------------------------------------

 May 31, 2000              CAPITAL CONSERVATION FUND            67

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  SUPRANATIONAL - 1.01%
 $   510,000      Corp Andina De Fomento,
                  8.88% due 06/01/05..........................   $      510,638
                                                                 --------------
                  TELECOMMUNICATIONS - 2.51%
   1,000,000      Cable & Wireless
                  Communications, Plc.,
                  6.75% due 12/01/08..........................        1,006,080
     280,000(1)   Vodafone Airtouch, Plc.,
                  7.88% due 02/15/30..........................          260,268
                                                                 --------------
                                                                      1,266,348
                                                                 --------------
                  TOTAL FOREIGN CORPORATE BONDS
                  (Cost $4,053,163)...........................        4,057,114
                                                                 --------------
                  UNITED STATES GOVERNMENT -
                  LONG-TERM - 19.63%
                  FEDERAL AGENCIES - 2.38%
   1,225,000      Government National Mortgage Association,
                  7.50% due 06/01/30..........................        1,202,607
                                                                 --------------
                  GOVERNMENT SPONSORED - 17.25%
                  Federal Home Loan Bank:
     640,000      7.22% due 02/25/03..........................          639,302
     160,000      6.01% due 12/03/08..........................          143,075
     223,384      5.75% due 12/15/16..........................          222,337
                  Federal Home Loan Mortgage Corp.:
     675,000      8.00% due 06/01/30..........................          670,991
   1,500,000      6.63% due 09/15/09..........................        1,409,760
                  Federal National Mortgage Association:
     350,000      7.50% due 06/01/15..........................          345,079
   1,700,000      7.00% due 06/01/29..........................        1,613,402
   3,250,000      6.50% due 06/01/29..........................        3,008,298
     700,000      6.50% due 06/01/15..........................          664,615
                                                                 --------------
                                                                      8,716,859
                                                                 --------------
                  TOTAL UNITED STATES GOVERNMENT -
                  LONG-TERM
                  (Cost $9,887,100)...........................        9,919,466
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             CORPORATE SHORT-TERM -
             COMMERCIAL PAPER - 7.90%
             UTILITIES - COMMUNICATION - 3.95%
 $ 2,000,000 GTE Corp.,
             6.53% due 06/14/00...............................   $    1,995,272
                                                                 --------------
             UTILITIES-ELECTRIC - 3.95%
   2,000,000 Conectiv, Inc.,
             6.75% due 06/14/00...............................        1,995,111
                                                                 --------------
             TOTAL CORPORATE SHORT-TERM -
             COMMERCIAL PAPER
             (Cost $3,990,383)................................        3,990,383
                                                                 --------------
             CORPORATE SHORT-TERM -
             REPURCHASE AGREEMENT - 7.78%
             BANKS - OTHER - 7.78%
   3,930,000 State Street Bank Repurchase Agreement,
             6.30%, dated 05/31/00, to be repurchased at
             $3,930,688 on 06/01/00, collateralized by U.S.
             Treasury Bond, 5.25%, 02/15/29, with a par value
             of $4,540,000 (Cost $3,930,000)..................        3,930,000
                                                                 --------------
             TOTAL CORPORATE SHORT-TERM -
             REPURCHASE AGREEMENT
             (Cost $3,930,000)................................        3,930,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $59,548,527) - 113.81%.....................   $   57,504,147
                                                                 --------------

----
(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, the aggregate value of these securities was $260,268, representing 0.52% of total net assets.

--------------------------------------------------------------------------------

 68                                                 May 31, 2000
                           GOVERNMENT SECURITIES FUND

                       Average Annual Total Return--Fund

    1 Year                   5 Year                10 Year
--------------------------------------------------------------------------------
    1.74%                    5.19%                  6.94%


                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                          Balanced Fund               S&P 500
                          -------------               -------

    5/91                    10,928                     11,190
    5/92                    12,305                     12,534
    5/93                    13,851                     14,057
    5/94                    13,759                     14,235
    5/95                    15,193                     15,776
    5/96                    15,698                     16,405
    5/97                    16,787                     17,617
    5/98                    18,567                     19,593
    5/99                    19,231                     20,436
    5/00                    19,566                     21,115

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

    Portfolio at a Glance

 Total assets: $116,024,189
 NAV on 05/31/00: $9.51
 One year total return: 1.74%
 Net expense ratio: 0.55%
 Inception date: 01/16/86

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Robert Kase, CFA

How did the Fund perform relative to its benchmark?
The Fund underperformed its index over the 12 months ending May 31, 2000 as Agency securities held back returns. The Fund net return was 1.74% vs. 3.32% for the index.

How did bonds in this category perform over the past fiscal year?
While Government bonds as a whole posted positive returns, Government Agency prices were weak. Their status as "riskless" was questioned by some government officials. This caused them to underperform vs. Treasuries.

               Top 10 Holdings


   1. Government National
      Mortgage Association,
      6.50% due 06/01/29.......   4.90%
   2. United States Treasury
      Bonds,
      8.75% due 08/15/20.......   4.41%
   3. KFW International
      Finance,
      7.13% due 02/15/05.......   3.96%
   4. Federal Home Loan Bank,
      6.12% due 08/26/08.......   3.95%
   5. Federal National Mortgage
      Association,
      6.25% due 12/13/02.......   3.41%
   6. United States Treasury
      Bonds,
      7.25% due 08/15/22.......   3.38%
   7. Federal Home Loan
      Mortgage Corp.,
      6.63% due 09/15/09.......   3.27%
   8. United States Treasury
      Bonds,
      8.50% due 02/15/20.......   3.23%
   9. Federal National Mortgage
      Association,
      6.50% due 08/15/04.......   2.95%
  10. Federal Home Loan
      Mortgage Corp.,
      6.71% due 11/09/05.......   2.92%

 Portfolio holdings are subject to change.


What were the major developments in the fixed income market that enhanced the Fund's performance?
The major development in the fixed income markets was the rate increases by the Federal Reserve. This inverted yield curve, holdings in the long end of the curve benefited the Fund and Long Treasuries enjoyed the best relative performance amongst the government and agency markets.

What events were disappointing for the Fund?
The biggest disappointment for the Fund was the Government Agency bonds underperforming Treasuries, despite the extra yield of these bonds.

What do you see ahead in this segment of the fixed income market for the next fiscal period?
The outlook for fixed income securities is brighter as it seems the economy maybe slowing enough to limit the amount of rate increases by the Federal Reserve. This should give a boost to fixed income securities and the potential for greater returns over the next 12 months.

             /s/ Robert Kase
             Robert Kase, CFA
             Portfolio Manager

--------------------------------------------------------------------------------

 May 31, 2000              GOVERNMENT SECURITIES FUND           69

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS
             FOREIGN BONDS - 4.51%
             FINANCE COMPANIES - 4.51%
 $ 4,575,000 KFW International Finance,
              7.13% due 02/15/05...............................   $    4,535,472
                                                                  --------------
             TOTAL FOREIGN BONDS
             (Cost $4,563,368).................................        4,535,472
                                                                  --------------
             UNITED STATES GOVERNMENT -
             LONG-TERM - 93.30%
             FEDERAL AGENCIES - 5.58%
   6,000,000 Government National Mortgage
             Association,
              6.50% due 06/01/29...............................        5,611,860
                                                                  --------------
             GOVERNMENT SPONSORED - 71.93%
             Federal Farm Credit Bank:
   1,150,000  7.10% due 11/12/02, MTN..........................        1,142,629
   1,500,000  6.92% due 05/13/02, MTN..........................        1,488,045
   1,000,000  5.80% due 06/17/05, MTN..........................          930,780
             Federal Home Loan Bank:
     500,000  7.50% due 03/14/05...............................          495,935
   1,210,000  7.22% due 02/25/03...............................        1,208,681
   1,500,000  6.61% due 06/09/04...............................        1,449,840
   2,000,000  6.38% due 12/20/00...............................        1,993,440
   5,000,000  6.12% due 08/26/08...............................        4,525,800
   3,000,000  6.11% due 06/19/03...............................        2,887,980
     300,000  6.01% due 12/03/08...............................          268,266
   3,000,000  5.91% due 03/27/08...............................        2,699,520
   2,000,000  5.63% due 03/19/01...............................        1,978,120
     160,473  5.50% due 02/25/19...............................          157,012
     510,000  5.13% due 09/15/03...............................          476,452
             Federal Home Loan Mortgage Corp.:
       6,769  8.25% due 04/01/17...............................            6,830
   1,500,000  8.00% due 06/01/30...............................        1,491,090
   1,000,000  7.50% due 06/01/15...............................          986,250
   1,700,000  6.89% due 10/03/05...............................        1,634,125
   3,500,000  6.71% due 11/09/05...............................        3,342,500
   3,985,000  6.63% due 09/15/09...............................        3,745,262

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             GOVERNMENT SPONSORED - Continued
             Federal National Mortgage Association:
 $     2,708  14.50% due 11/15/14..............................   $        3,113
       7,134  13.00% due 11/15/15..............................            8,055
       3,827  12.50% due 09/20/15..............................            4,282
       1,722  12.00% due 01/15/16..............................            1,910
       6,807  11.50% due 09/01/19..............................            7,484
   3,000,000  7.50% due 06/01/29...............................        2,913,750
   2,150,000  7.13% due 02/15/05...............................        2,125,468
   3,000,000  7.00% due 08/27/12...............................        2,764,680
   3,000,000  7.00% due 06/01/29...............................        2,847,180
   2,000,000  6.85% due 09/12/05...............................        1,921,560
   3,000,000  6.63% due 09/15/09...............................        2,821,410
   3,500,000  6.50% due 08/15/04...............................        3,383,520
    ,500,000  6.50% due 06/01/15...............................         ,424,175
   4,000,000  6.25% due 12/13/02...............................        3,909,360
   1,500,000  5.88% due 04/23/04...............................        1,420,785
   2,000,000  5.81% due 03/02/04...............................        1,900,000
   2,500,000  5.50% due 09/29/03...............................        2,368,750
     500,000 Student Loan Marketing Association,
              6.30% due 08/24/01, MTN..........................          495,155
             Tennessee Valley Authority:
   2,500,000  6.75% due 11/01/25...............................        2,380,875
   2,000,000  6.38% due 06/15/05...............................        1,909,380
   3,000,000  6.00% due 03/15/13...............................        2,713,590
   2,500,000  5.38% due 11/13/08...............................        2,162,900
                                                                  --------------
                                                                      72,395,939
                                                                  --------------
             UNITED STATES BONDS - 15.79%
             United States Treasury Bonds:
   1,800,000  9.00% due 11/15/18...............................        2,297,538
   4,000,000  8.75% due 08/15/20...............................        5,056,240
   3,000,000  8.50% due 02/15/20...............................        3,696,570
   3,500,000  7.25% due 08/15/22...............................        3,866,940
   1,000,000  6.13% due 11/15/27...............................          979,530
                                                                  --------------
                                                                      15,896,818
                                                                  --------------
             TOTAL UNITED STATES GOVERNMENT -
             LONG-TERM
             (Cost $96,161,385)................................       93,904,617
                                                                  --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             CORPORATE SHORT-TERM -
             COMMERCIAL PAPER - 7.93%
             UTILITIES - COMMUNICATION - 3.97%
 $ 4,000,000 GTE Corp.,
              6.53% due 06/14/00..............................   $    3,990,544
                                                                 --------------
             UTILITIES - ELECTRIC - 3.96%
   4,000,000 Conectiv, Inc.,
              6.75% due 06/14/00..............................        3,990,223
                                                                 --------------
             TOTAL CORPORATE SHORT-TERM -
             COMMERCIAL PAPER
             (Cost $7,980,767)................................        7,980,767
                                                                 --------------
             CORPORATE SHORT-TERM
             REPURCHASE AGREEMENT - 8.08%
             BANKS - OTHER - 8.08%
   8,134,000 State Street Bank Repurchase Agreement,
              6.30%, dated 05/31/00, to be repurchased at
              $8,135,423 on 06/01/00, collateralized by U.S.
              Treasury Bond, 5.25%, 02/15/29, with a par value
              of $9,395,000 (Cost $8,134,000).................        8,134,000
                                                                 --------------
             TOTAL CORPORATE SHORT-TERM
             REPURCHASE AGREEMENT
             (Cost $8,134,000)................................        8,134,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $116,839,520) - 113.82%....................   $  114,554,856
                                                                 --------------

--------------------------------------------------------------------------------

 70                                                 May 31, 2000
                       INTERNATIONAL GOVERNMENT BOND FUND

                       Average Annual Total Return--Fund

   1 Year                        5 Year                Since Inception*
-------------------------------------------------------------------------------
   (4.43)%                       0.70%                       6.00%

* October 1, 1991

                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31


                               Balanced Fund            Salomon Bros

    5/92                          10,918                   11,042
    5/93                          12,501                   12,810
    5/94                          12,985                   13,398
    5/95                          16,002                   16,705
    5/96                          15,697                   16,370
    5/97                          15,875                   16,575
    5/98                          16,295                   16,970
    5/99                          17,337                   18,146
    5/00                          16,568                   17,649

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

    Portfolio at a Glance

 Total assets: $131,148,839
 NAV on 05/31/00: $10.88
 One year total return: (4.43)%
 Net expense ratio: 0.52%
 Inception date: 10/01/91

MANAGEMENT OVERVIEW
A discussion with portfolio manager
William Trimbur, Jr., CFA, CPA

How did the Fund perform relative to its benchmark?
The Fund moderately underperformed versus its Salomon Non-U.S. Dollar World Government Bond Index benchmark, returning a negative 4.43% after fees and expenses vs. the index return of a negative 2.74%.

How did bonds in this category perform over the past fiscal year?
Bonds generally had low but positive local market total returns. The Dollar had another year of strength against most major currencies, and the Dollar's strength overwhelmed unhedged bond positions.

What were the major developments in the fixed income market that enhanced the Fund's performance?
The fund moved to a long duration position in many European nations, and this worked well as reduced government issuance led to attractive performance from long maturity bonds in the past six months.

          Top 10 Holdings

   1. Government of Japan,
      5.50% due 03/20/02.......  3.04%
   2. Government of Japan,
      3.00% due 09/20/05.......  2.10%
   3. Government of Japan,
      6.60% due 06/20/01.......  2.03%
   4. Government of Japan,
      4.20% due 09/21/15.......  1.97%
   5. Government of Japan,
      1.10% due 10/22/01.......  1.94%
   6. Government of Japan,
      3.20% due 03/20/06.......  1.69%
   7. Government of Japan,
      4.80% due 10/20/02.......  1.69%
   8. Government of Japan,
      1.40% due 11/20/03.......  1.56%
   9. General Electric Capital
      Corp.,
      4.50% due 12/28/01.......  1.55%
  10. Republic of Italy,
      10.00% due 08/01/03......  1.53%

 Portfolio holdings are subject to change.

What events were disappointing for the Fund?
The Fund remained underexposed to Japan from both currency and duration standpoints. Japanese bonds performed unexpectedly well despite warnings from Bank of Japan officials that zero short term interest rates and 1.7% long term rates were both abnormal.

What do you see ahead in this segment of the fixed income market for the next fiscal period?
Rising short term interest rates and reduced government bond issuance should lead to yield curve reshaping. Successful anticipation of where the reshaping takes place combined with allocation to strong currencies should distinguish high from mid-pack performance.

         /s/ William Trimbur, Jr.
         William Trimbur, Jr., CFA, CPA
         Portfolio Manager

--------------------------------------------------------------------------------

 May 31, 2000          INTERNATIONAL GOVERNMENT BOND FUND       71

       PAR
      VALUE                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               GOVERNMENT BONDS - 83.64%
               AUSTRALIA - 0.88%
               Commonwealth:
 A$    500,000  7.50% due 07/15/05.............................   $      301,102
 A$    500,000  7.50% due 09/15/09.............................          310,053
 A$  1,000,000 Queensland Tys Cp,
               6.00% due 06/14/11..............................          540,863
                                                                  --------------
                                                                       1,152,018
                                                                  --------------
               AUSTRIA - 2.83%
               Republic of Austria:
 DM  1,000,000  7.25% due 05/03/07.............................          518,438
 (Euro)145,346  7.13% due 07/12/04.............................          143,737
 (Euro)145,346  7.00% due 05/16/05.............................          144,211
 (Euro)145,346  6.50% due 11/17/05.............................          141,567
 (Euro)436,038  6.25% due 05/31/06.............................          422,463
 (Euro)218,019  5.63% due 07/15/07.............................          204,723
 (Euro)322,285  5.50% due 01/18/04.............................          301,728
 (Yen)   100MM  4.75% due 12/20/04.............................        1,084,119
 (Yen)    50MM  4.50% due 09/28/05.............................          546,237
 (Euro)218,019  4.38% due 02/28/02.............................          200,940
                                                                  --------------
                                                                       3,708,163
                                                                  --------------
               BELGIUM - 3.59%
               Kingdom of Belgium:
 (Euro)247,893  8.75% due 06/25/02.............................          247,299
 (Euro)247,893  8.00% due 12/24/12.............................          279,978
 (Euro)247,893  8.00% due 03/28/15.............................          284,927
 (Euro)619,733  7.75% due 10/15/04.............................          630,794
 (Euro)495,786  7.50% due 07/29/08.............................          519,899
 (Euro)371,840  7.00% due 05/15/06.............................          373,724
 (Euro)495,786  6.50% due 03/31/05.............................          484,098
 (Euro)495,787  6.25% due 03/28/07.............................          482,064
 (Euro)500,000  5.50% due 03/28/28.............................          448,516
 (Euro)495,787  5.00% due 03/28/01.............................          463,562
 (Euro)600,000  3.75% due 03/28/09.............................          490,638
                                                                  --------------
                                                                       4,705,429
                                                                  --------------
               CANADA - 4.11%
               Government of Canada:
 C$    550,000  9.50% due 06/01/10.............................          459,376
 C$    500,000  9.00% due 06/01/25.............................          460,201
 C$  1,000,000  8.75% due 12/01/05.............................          744,556
 C$  1,000,000  8.50% due 04/01/02.............................          692,449
 C$  1,000,000  8.00% due 06/01/23.............................          832,692

       PAR
      VALUE                                                        MARKET VALUE

--------------------------------------------------------------------------------
                 CANADA - Continued
                 Government of Canada:
 C$    1,000,000  7.25% due 06/01/03...........................   $      685,039
 C$    1,000,000  7.00% due 12/01/06...........................          695,661
 C$      500,000  6.50% due 06/01/09...........................          336,558
 C$      750,000  5.50% due 06/01/09...........................          481,895
                                                                  --------------
                                                                       5,388,427
                                                                  --------------
                 DENMARK - 2.54%
                 Kingdom of Denmark:
 DK    2,500,000  8.00% due 05/15/03...........................          331,015
 DK    3,000,000  8.00% due 03/15/06...........................          415,439
 DK    5,500,000  7.00% due 12/15/04...........................          720,879
 DK    1,250,000  7.00% due 11/10/24...........................          179,645
 DK    5,000,000  6.00% due 11/15/02...........................          627,976
 DK    2,500,000  6.00% due 11/15/09...........................          318,206
 (Pounds)500,000  5.88% due 06/28/04...........................          729,548
                                                                  --------------
                                                                       3,322,708
                                                                  --------------
                 FINLAND - 2.23%
                 Republic of Finland:
 (Euro)  504,562  9.50% due 03/15/04...........................          538,093
 (Euro)  504,563  7.25% due 04/18/06...........................          514,886
 (Euro)5,000,000  7.00% due 06/15/04...........................          749,680
 (Euro)  168,187  6.00% due 04/25/08...........................          163,124
 (Euro)1,000,000  5.75% due 02/23/11...........................          954,594
                                                                  --------------
                                                                       2,920,337
                                                                  --------------
                 FRANCE - 3.70%
                 Government of France:
 (Euro)  228,673  8.50% due 12/26/12...........................          273,289
 (Euro)  304,898  6.50% due 10/25/06...........................          301,835
 (Euro)1,295,816  6.00% due 10/25/25...........................        1,259,706
 (Euro)  304,898  5.50% due 04/25/04...........................          288,721
 (Euro)  609,796  5.50% due 04/25/07...........................          576,021
 (Euro)1,000,000  5.50% due 04/25/10...........................          942,279
 (Euro)  457,347  5.50% due 04/25/29...........................          424,762
 (Euro)  304,898  5.25% due 04/25/08...........................          281,610
 (Euro)  600,000  4.00% due 10/25/09...........................          503,513
                                                                  --------------
                                                                       4,851,736
                                                                  --------------
                 GERMANY - 7.88%
                 Federal Republic of Germany:
 (Euro)1,022,583  7.50% due 09/09/04...........................        1,035,778
 (Euro)  533,875  6.50% due 07/15/03...........................          517,055

       PAR
      VALUE                                                        MARKET VALUE

--------------------------------------------------------------------------------
                 GERMANY - Continued
                 Federal Republic of Germany:
 (Euro)1,533,875  6.50% due 10/14/05...........................   $    1,515,030
 (Euro)  511,291  6.25% due 04/26/06...........................          501,289
 (Euro)1,022,583  6.25% due 01/04/24...........................        1,041,788
 (Euro)  511,291  6.00% due 01/05/06...........................          494,420
 (Euro)1,533,875  6.00% due 01/04/07...........................        1,488,269
 (Euro)1,022,583  6.00% due 06/20/16...........................        1,023,185
 (Euro)  600,000  5.38% due 01/04/10...........................          565,256
 (Euro)1,511,291  4.75% due 07/04/28...........................        1,267,553
 (Euro)1,000,000 Kreditanst Fur Wie,
                  3.50% due 07/15/04...........................          870,582
                                                                  --------------
                                                                      10,320,205
                                                                  --------------
                 IRELAND - 0.81%
                 Republic of Ireland:
 (Euro)  126,973  8.25% due 08/18/15...........................          151,546
 (Euro)  126,973  8.00% due 08/18/06...........................          134,025
 (Euro)  190,460  6.50% due 10/18/01...........................          181,297
 (Euro)  190,460  6.25% due 10/18/04...........................          182,576
 (Euro)  500,000  4.00% due 04/18/10...........................          413,763
                                                                  --------------
                                                                       1,063,207
                                                                  --------------
                 ITALY - 8.73%
                 Republic of Italy:
 (Euro)  516,456  12.00% due 01/01/02..........................          529,673
 (Euro)  258,228  10.50% due 04/01/05..........................          291,771
 (Euro)  258,228  10.50% due 09/01/05..........................          295,673
 (Euro)1,755,950  10.00% due 08/01/03..........................        1,858,389
 (Euro)  258,228  9.50% due 01/01/05...........................          280,664
 (Euro)  258,228  9.50% due 02/01/06...........................          287,820
 (Euro)1,032,912  9.00% due 11/01/23...........................        1,339,481
 (Euro)  516,456  8.50% due 04/01/04...........................          533,046
 (Euro)  774,684  8.50% due 08/01/04...........................          804,050
 (Euro)  774,684  6.75% due 02/01/07...........................          773,261
 (Euro)  258,228  6.25% due 03/01/02...........................          245,371
 (Euro)1,032,912  5.75% due 09/15/02...........................          975,026
 (Euro)1,350,000  5.25% due 11/01/29...........................        1,158,976
 (Euro)  500,000  5.00% due 02/15/03...........................          463,489
 (Euro)1,032,912  5.00% due 05/01/08...........................          934,801
 (Euro)  758,228  4.50% due 05/01/09...........................          656,527
                                                                  --------------
                                                                      11,428,018
                                                                  --------------

--------------------------------------------------------------------------------

 72                                                   May 31, 2000
                       INTERNATIONAL GOVERNMENT BOND FUND

       PAR
      VALUE                                                        MARKET VALUE

--------------------------------------------------------------------------------
               JAPAN - 27.22%
               Government of Japan:
 (Yen)   250MM  6.60% due 06/20/01.............................   $    2,469,245
 (Yen)   365MM  5.50% due 03/20/02.............................        3,702,460
 (Yen)   120MM  5.00% due 12/20/02.............................        1,238,271
 (Yen)   100MM  5.00% due 09/21/09.............................        1,196,927
 (Yen)   100MM  5.00% due 03/20/15.............................        1,289,058
 (Yen)   200MM  4.80% due 12/20/02.............................        2,053,201
 (Yen)   127MM  4.50% due 06/20/03.............................        1,312,272
 (Yen)    75MM  4.50% due 12/20/04.............................          806,696
 (Yen)   150MM  4.40% due 09/22/03.............................        1,555,917
 (Yen)   200MM  4.20% due 09/21/15.............................        2,395,952
 (Yen)   150MM  4.10% due 06/21/04.............................        1,573,952
 (Yen)   100MM  3.90% due 06/21/04.............................        1,038,578
 (Yen)   100MM  3.80% due 09/20/16.............................        1,157,319
 (Yen)   100MM  3.30% due 06/20/06.............................        1,034,957
 (Yen)   200MM  3.20% due 03/20/06.............................        2,056,729
 (Yen)   250MM  3.00% due 09/20/05.............................        2,550,299
 (Yen)   150MM  2.90% due 12/20/05.............................        1,525,974
 (Yen)   100MM  2.70% due 03/20/07.............................        1,003,574
 (Yen)   150MM  2.00% due 12/20/07.............................        1,432,106
 (Yen)   200MM  1.40% due 11/20/03.............................        1,897,219
 (Yen)   250MM  1.10% due 10/22/01.............................        2,364,560
                                                                  --------------
                                                                      35,655,266
                                                                  --------------
               NETHERLANDS - 4.09%
               Government of the Netherlands:
 (Euro)680,670  7.75% due 03/01/05.............................          700,439
 (Euro)340,335  7.50% due 01/15/23.............................          394,513
 (Euro)907,560  6.50% due 04/15/03.............................          875,919
 (Euro)680,670  6.00% due 01/15/06.............................          656,940
 (Euro)907,560  5.75% due 01/15/04.............................          862,795
 (Euro)488,794  5.75% due 02/15/07.............................          466,737
 (Euro)275,144  5.50% due 07/15/10.............................          259,314
 (Euro)275,000  5.50% due 01/15/28.............................          255,535
 (Euro)500,000  3.75% due 07/15/09.............................          413,530
 (Euro)517,803  3.00% due 02/15/02.............................          467,626
                                                                  --------------
                                                                       5,353,348
                                                                  --------------

       PAR
      VALUE                                                        MARKET VALUE

--------------------------------------------------------------------------------
                 PORTUGAL - 2.14%
                 Republic of Portugal:
 (Euro)  457,347  6.63% due 05/13/08...........................   $      451,109
 (Euro)  374,098  5.38% due 06/23/08...........................          346,048
 (Euro)  374,098  4.81% due 04/23/03...........................          345,001
 (Euro)2,000,000  3.95% due 07/15/09...........................        1,655,053
                                                                  --------------
                                                                       2,797,211
                                                                  --------------
                 SPAIN - 4.51%
                 Government of Spain:
 (Euro)2,000,000  6.50% due 06/20/01...........................          288,565
 (Euro)1,416,705  6.00% due 01/31/08...........................        1,363,811
 (Euro)  601,012  6.00% due 01/31/29...........................          582,330
 (Euro)  559,782  5.15% due 07/30/09...........................          506,581
 (Euro)  977,606  5.00% due 01/31/01...........................          913,061
 (Euro)  989,385  4.50% due 07/30/04...........................          897,109
 (Euro)  400,000  4.00% due 01/31/10...........................          332,615
 (Euro)  425,000  3.25% due 01/31/05...........................          363,396
 (Euro)  750,000  3.00% due 01/31/03...........................          663,397
                                                                  --------------
                                                                       5,910,865
                                                                  --------------
                 SWEDEN - 1.83%
                 Kingdom of Sweden:
 SK    3,000,000  9.00% due 04/20/09...........................          422,919
 SK    5,000,000  6.75% due 05/05/14...........................          640,750
 SK    2,000,000  6.50% due 10/25/06...........................          236,912
 SK    3,500,000  6.50% due 05/05/08...........................          420,280
 SK    3,000,000  6.00% due 02/09/05...........................          343,711
 SK    3,000,000  5.50% due 04/12/02...........................          336,719
                                                                  --------------
                                                                       2,401,291
                                                                  --------------
                 SWITZERLAND - 0.67%
                 Government of Switzerland:
 Chf     500,000  4.50% due 07/08/02...........................          300,059
 Chf     500,000  4.50% due 04/08/06...........................          304,354
 Chf     500,000  4.00% due 04/08/28...........................          272,512
                                                                  --------------
                                                                         876,925
                                                                  --------------
                 UNITED KINGDOM - 4.47%
                 Government of United Kingdom:
 (Pounds)400,000  9.00% due 10/13/08...........................          740,342
 (Pounds)250,000  9.00% due 07/12/11...........................          491,041
 (Pounds)500,000  8.00% due 12/07/15...........................          993,908
 (Pounds)500,000  8.00% due 06/07/21...........................        1,074,363

       PAR
      VALUE                                                        MARKET VALUE

--------------------------------------------------------------------------------
                   UNITED KINGDOM - Continued
                   Government of United Kingdom:
 (Pounds)1,000,000  7.50% due 12/07/06.........................   $    1,646,534
 (Pounds)  584,250  5.75% due 12/07/09.........................          912,138
                                                                  --------------
                                                                       5,858,326
                                                                  --------------
                   UNITED STATES - 1.41%
                   Federal National Mortgage Association:
 (Pounds)  750,000  6.88% due 06/07/02.........................        1,126,342
 (Pounds)  500,000  5.50% due 12/07/03.........................          720,508
                                                                  --------------
                                                                       1,846,850
                                                                  --------------
                   TOTAL GOVERNMENT BONDS
                   (Cost $119,594,367).........................      109,560,370
                                                                  --------------
                   SUPRANATIONAL - 2.31%
 Ff      1,600,000 Eurofima,
                    9.25% due 12/18/03.........................          253,938
                   European Investment Bank:
 Lit       1,100MM  10.50% due 02/07/02........................          573,948
 Ff      2,000,000  6.13% due 10/08/04.........................          291,239
 (Yen)       100MM  3.00% due 09/20/06.........................        1,029,015
                   International Bank for
                   Reconstruction & Development:
 Lit         150MM  10.80% due 11/13/01........................           77,799
 Lit         200MM  9.45% due 08/11/03.........................          107,226
 (Pounds)  400,000  9.25% due 07/20/07.........................          688,760
                                                                  --------------
                   TOTAL SUPRANATIONAL
                   (Cost $3,275,541)...........................        3,021,925
                                                                  --------------
                   CORPORATE BONDS - 6.94%
                   FRANCE - 4.46%
                   Credit Local de France:
 Lit       1,000MM  9.00% due 06/14/01.........................          500,061
 Ff      5,000,000  8.88% due 06/10/02.........................          757,396
 Ff      8,000,000  6.25% due 09/27/05.........................        1,163,192
 Ff      4,000,000  6.00% due 11/15/01.........................          574,172
 Ff     10,000,000 Elf Aquitaine SA,
                    7.13% due 08/11/03.........................        1,484,355
 Ff      3,000,000 Toyota Motor Credit,
                    6.25% due 04/11/02.........................          432,549
 (Yen)       100MM  1.00% due 12/20/04.........................          925,212
                                                                  --------------
                                                                       5,836,937
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000          INTERNATIONAL GOVERNMENT BOND FUND       73

        PAR
       VALUE                                                       MARKET VALUE

--------------------------------------------------------------------------------
                   UNITED STATES - 2.48%
                   General Electric Capital Corp.:
 (Pounds)1,000,000  5.25% due 12/07/28.........................   $    1,365,614
 DM      4,000,000  4.50% due 12/28/01.........................        1,885,047
                                                                  --------------
                                                                       3,250,661
                                                                  --------------
                   TOTAL CORPORATE BONDS
                   (Cost $11,043,339)..........................        9,087,598
                                                                  --------------
                   TOTAL INVESTMENTS
                   (Cost $133,913,247) - 92.89%................   $  121,669,893
                                                                  --------------

      Currency Legend
      ---------------
      A$       Australian Dollar
      C$       Canadian Dollar
      DK       Danish Krone
      (Euro)   Euro Dollar
      Ff       French Franc
      DM       German Deutschemark
      Lit      Italian Lira
      (Yen)    Japanese Yen
      SK       Swedish Krona
      Chf      Swiss Franc
      (Pounds) United Kingdom Pound


--------------------------------------------------------------------------------

 74                            MONEY MARKET FUND    May 31, 2000

                       Average Annual Total Return--Fund

    1 Year                        5 Year                       10 Year
-------------------------------------------------------------------------------
    5.21%                         5.12%                         4.77%


                         Growth of $10,000 Investment

                           Fiscal Year Ended May 31

                         Balanced Fund             NYC 30-day CD
                         -------------             -------------

   5/91                     10,711                    10,724
   5/92                     11,190                    11,188
   5/93                     11,509                    11,501
   5/94                     11,834                    11,816
   5/95                     12,414                    12,340
   5/96                     13,067                    12,922
   5/97                     13,723                    13,519
   5/98                     14,443                    14,169
   5/99                     15,142                    14,801
   5/00                     15,931                    15,488

Past performance is not predictive of future performance.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.


   Portfolio at a Glance

 Total assets: $488,126,050
 NAV on 05/31/00: $1.00
 One year total return: 5.21%
 Net expense ratio: 0.56%
 Inception date: 01/16/86

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Teresa Moro

How did the Fund perform relative to its benchmark?
Over the one year period ending May 31, 2000, the Fund return was 5.21%, outperforming its benchmark, 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks, by 0.56%.

How did mutual funds in this category perform over the past fiscal year?
The return for the Fund for the one-year period ending May 31, 2000 was 5.21% net of fees and expenses. The average return for the Fund's Lipper peer group was 5.22%.

What were the major developments in the short term fixed income market that enhanced the Fund's performance?
The greatest influence in the money market arena over the past year was the incremental tightening policy executed by the Federal Reserve. The Federal Reserve raised the Fed Funds rate from 4.75% to 6.50% or 175 basis points during the year. The portfolio maintained a short-weighted average maturity over this period.

            Top 10 Holdings

   1. Bellsouth
      Telecommunications, Inc.,
      6.50% due 07/05/00.......   2.93%
   2. Fortune Brands, Inc.,
      6.53% due 08/01/00.......   2.33%
   3. Cooper Industries, Inc.,
      6.85% due 06/01/00.......   2.31%
   4. Countrywide Home Loans,
      Inc.,
      6.83% due 08/08/00.......   2.29%
   5. Ford Credit Europe, Plc.,
      6.49% due 06/21/00.......   2.29%
   6. IBM Credit Corp.,
      6.43% due 06/08/00.......   2.23%
   7. Colgate-Palmolive Co.,
      6.48% due 06/19/00.......   2.18%
   8. Salomon Smith Barney
      Holdings,
      6.05% due 06/12/00.......   2.07%
   9. Cardinal Health, Inc.,
      6.51% due 06/16/00.......   2.07%
  10. BankOne,
      6.54% due 07/11/00.......   2.06%

 Portfolio holdings are subject to change.

What events were disappointing for the Fund?
Anticipating a volatile century transition period, the Fund maintained a larger cash position over the calendar year end than was necessary. Due to high cash balances across the industry and very little product, repo traded as low as 1% during the last week of the year. Those low yields impacted returns.

What do you see ahead in this segment of the fixed income market for the next fiscal period?
As the higher interest rates make their way through the economy, the economy will gradually show signs of slower growth with minor inflation pressures, prompting a reversal in the interest rate policy.

             /s/ Teresa Moro
             Teresa Moro
             Portfolio Manager

--------------------------------------------------------------------------------

 May 31, 2000                  MONEY MARKET FUND                75

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS
             CORPORATE SHORT-TERM - COMMERCIAL PAPER - 99.42%
             BANKS - NEW YORK CITY - 2.03%
             CitiCorp.:
  $4,900,000 6.53% due 07/06/00................................   $    4,868,835
   5,000,000 6.40% due 06/05/00................................        4,996,432
                                                                  --------------
                                                                       9,865,267
                                                                  --------------
             BANKS - OTHER - 3.28%
             Bank of America Corp.:
   2,000,000 9.70% due 08/01/00................................        2,008,460
   5,000,000 6.03% due 08/14/00................................        4,936,905
   7,000,000 5.90% due 06/13/00................................        6,985,985
   2,000,000 5.70% due 02/12/01................................        1,984,729
                                                                  --------------
                                                                      15,916,079
                                                                  --------------
             BANKS - REGIONAL - 3.89%
             Bank One:
   6,000,000 6.61% due 07/17/00................................        5,949,267
  10,000,000 6.54% due 07/11/00................................        9,927,201
   3,000,000 6.08% due 06/13/00................................        2,993,856
                                                                  --------------
                                                                      18,870,324
                                                                  --------------
             BEVERAGE - SOFT DRINKS - 4.00%
   9,338,000 Coca-Cola Co.,
             6.09% due 06/01/00................................        9,338,000
             Coca-Cola Enterprises, Inc.:
   7,300,000 6.37% due 06/06/00................................        7,293,514
   2,804,000 6.08% due 07/05/00................................        2,787,748
                                                                  --------------
                                                                      19,419,262
                                                                  --------------
             CHEMICAL - MAJOR - 2.88%
             E.I. du Pont de Nemours and Co.:
   6,015,000 6.45% due 06/20/00................................        5,994,473
   1,600,000 6.10% due 07/07/00................................        1,590,148
   6,400,000 PPG Industries, Inc.,
             6.48% due 06/30/00................................        6,366,580
                                                                  --------------
                                                                      13,951,201
                                                                  --------------
             CONGLOMERATES - 3.74%
             Fortune Brands, Inc.:
   7,000,000 6.55% due 07/26/00................................        6,929,773
  11,337,000 6.53% due 08/01/00................................       11,211,033
                                                                  --------------
                                                                      18,140,806
                                                                  --------------
             CONSUMER FINANCE - 4.11%
             Countrywide Home Loans, Inc.:
  11,050,000 6.83% due 08/08/00................................       11,054,158
   4,000,000 6.46% due 07/27/00................................        4,000,000

     PAR
    VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
             CONSUMER FINANCE - (Continued)
 $4,900,000  Sears Roebuck Acceptance Corp.,
             6.00% due 06/05/00................................   $    4,896,685
                                                                  --------------
                                                                      19,950,843
                                                                  --------------
             ENTERTAINMENT - 0.44%
  2,149,000  Walt Disney Co.,
             5.79% due 06/02/00................................        2,148,647
                                                                  --------------
             FINANCE COMPANIES - 15.38%
  3,677,000  Caterpillar Financial Services Corp.,
             5.97% due 07/18/00................................        3,647,834
  8,000,000  Ciesco L. P.,
             6.03% due 06/09/00................................        7,989,188
             Ford Credit Europe, Plc.:
 11,337,000  6.49% due 06/21/00................................       11,019,020
  4,237,000  6.49% due 06/23/00................................        4,221,701
             General Electric Capital Services, Inc.:
  6,800,000  6.55% due 07/07/00................................        6,755,354
  8,823,000  6.36% due 06/07/00................................        8,813,608
  4,000,000  5.91% due 06/06/00................................        3,996,669
  2,000,000  General Motors Acceptance Corp.,
             6.38% due 06/06/00................................        2,000,250
 10,766,000  IBM Credit Corp.,
             6.43% due 06/08/00................................       10,752,518
  5,430,000  International Lease Finance Corp.,
             6.03% due 06/09/00.................................       5,422,664
 10,000,000  Salomon Smith Barney Holdings,
             6.05% due 06/12/00.................................       9,981,351
                                                                  --------------
                                                                      74,600,157
                                                                  --------------
             FINANCIAL SERVICES - 0.62%
  3,000,000  Household Finance Corp.,
             6.93% due 07/17/00.................................       2,999,944
                                                                  --------------
             FOODS - 1.44%
  2,350,000  Archer Daniels Midland Co.,
             5.90% due 06/06/00.................................       2,348,046
  4,640,000  Kellogg Co.,
             6.06% due 06/05/00.................................       4,636,853
                                                                  --------------
                                                                       6,984,899
                                                                  --------------
             GOVERNMENT SPONSORED - 4.92%
  1,936,000  Federal Farm Credit Bank,
             5.70% due 07/12/00.................................       1,923,142
             Federal National Mortgage Association:
  1,100,000  8.25% due 12/18/00.................................       1,109,767
  8,000,000  5.72% due 08/03/00.................................       7,963,522
  6,000,000  5.70% due 08/03/00.................................       5,938,940
  2,000,000  4.95% due 12/04/00.................................       1,986,123
  5,000,000  Province of British Columbia,
             6.00% due 08/09/00.................................       4,941,476
                                                                  --------------
                                                                      23,862,970
                                                                  --------------

     PAR
    VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
             HARDWARE & TOOLS - 2.77%
             Snap-on, Inc.:
 $ 6,500,000 6.54% due 07/07/00...............................   $    6,457,381
   7,000,000 6.07% due 06/02/00...............................        6,998,808
                                                                 --------------
                                                                     13,456,189
                                                                 --------------
             HEALTHCARE - 7.65%
             Baxter International, Inc.:
   1,400,000 6.61% due 07/05/00...............................        1,391,250
   5,150,000 6.53% due 06/20/00...............................        5,132,219
   7,900,000 6.52% due 06/15/00...............................        7,879,911
   1,910,000 6.12% due 06/12/00...............................        1,906,401
   2,800,000 6.05% due 06/12/00...............................        2,794,780
             Cardinal Health, Inc.:
  10,000,000 6.51% due 06/16/00...............................        9,972,801
   8,041,000 6.11% due 06/21/00...............................        8,013,429
                                                                 --------------
                                                                     37,090,791
                                                                 --------------
             HOSPITAL SUPPLIES - 1.44%
   7,000,000 Abbott Laboratories,
             6.45% due 06/29/00...............................        6,964,833
                                                                 --------------
             HOUSEHOLD PRODUCTS - 2.17%
  10,540,000 Colgate-Palmolive Co.,
             6.48% due 06/19/00...............................       10,505,758
                                                                 --------------
             INSURANCE - LIFE - 2.42%
             Jefferson-Pilot Corp.:
   5,000,000 6.19% due 10/31/00...............................        4,868,080
   7,000,000 6.12% due 09/07/00...............................        6,881,605
                                                                 --------------
                                                                     11,749,685
                                                                 --------------
             INSURANCE - MULTILINE - 3.22%
             Aon Corp.:
   2,000,000 6.65% due 07/07/00...............................        1,986,698
   8,000,000 6.57% due 06/13/00...............................        7,982,438
   4,600,000 6.11% due 06/12/00...............................        4,591,337
   1,044,000 Marsh & McLennan Companies, Inc.,
             6.47% due 06/21/00...............................        1,040,243
                                                                 --------------
                                                                     15,600,716
                                                                 --------------
             MACHINERY -
             INDUSTRIAL/ SPECIALTY - 5.89%
             Cooper Industries, Inc.:
  11,143,000 6.85% due 06/01/00...............................       11,143,000
   5,000,000 6.42% due 06/30/00...............................        4,974,003
             Dover Corp.:
   8,600,000 6.85% due 02/28/01...............................        8,600,000
   3,800,000 6.43% due 06/08/00...............................        3,795,232
                                                                 --------------
                                                                     28,512,235
                                                                 --------------

--------------------------------------------------------------------------------

 76                            MONEY MARKET FUND      May 31, 2000

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             MERCHANDISING - FOOD - 2.94%
             Albertson's, Inc.:
 $ 9,304,000 6.50% due 06/22/00...............................    $    9,268,659
   5,000,000 6.50% due 07/14/00...............................         4,999,155
                                                                  --------------
                                                                      14,267,814
                                                                  --------------
             MERCHANDISING - MASS - 1.95%
   9,515,000 Wal-Mart Stores, Inc.,
             6.47% due 06/27/00...............................         9,470,434
                                                                  --------------
             MISCELLANEOUS - 0.97%
   4,700,000 CVS Corp.,
             6.35% due 06/22/00...............................         4,682,495
                                                                  --------------
             PHOTOGRAPHY - 2.04%
             Eastman Kodak Co.:
   2,200,000 6.18% due 07/14/00...............................         2,183,657
   7,700,000 6.01% due 06/07/00...............................         7,692,186
                                                                  --------------
                                                                       9,875,843
                                                                  --------------
             SECURITIES RELATED - 8.06%
             Bear Stearns Co., Inc.:
   5,000,000 6.67% due 02/09/01...............................         5,000,000
   3,000,000 6.46% due 06/12/00...............................         3,000,000
             Merrill Lynch & Co.:
   5,000,000 6.55% due 07/06/00...............................         4,968,148
   3,100,000 6.49% due 06/23/00...............................         3,087,670
   4,973,000 6.19% due 06/05/00...............................         4,969,561
   1,130,000 6.10% due 06/26/00...............................         1,125,183
     295,000 5.95% due 06/12/00...............................           294,455
   4,500,000 5.80% due 06/15/00...............................         4,489,566
             Morgan Stanley Dean Witter Co.:
   7,000,000 6.54% due 07/18/00...............................         6,940,079
   5,170,000 6.50% due 06/16/00...............................         5,155,960
                                                                  --------------
                                                                      39,030,622
                                                                  --------------
             UTILITIES - COMMUNICATION - 7.96%
   5,000,000 Bell Atlantic Corp.,
             6.30% due 06/27/00...............................         4,977,126
  14,200,000 Bellsouth Telecommunications, Inc.,
             6.50% due 07/05/00...............................        14,112,591
             GTE Corp.:
   8,600,000 6.53% due 06/19/00...............................         8,571,839
   1,565,000 6.46% due 06/14/00...............................         1,561,335
   4,400,000 6.43% due 06/07/00...............................         4,395,264
   5,000,000 6.16% due 12/11/00...............................         4,997,942
                                                                  --------------
                                                                      38,616,097
                                                                  --------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             UTILITIES - ELECTRIC - 3.21%
 $ 4,900,000 Conectiv, Inc.,
             6.80% due 06/14/00...............................    $    4,887,950
   8,000,000 Pacific Gas & Electric Co.,
             6.47% due 06/09/00...............................         7,988,485
   2,697,000 Southern California Edison Co.,
             6.12% due 06/22/00...............................         2,687,311
                                                                  --------------
                                                                      15,563,746
                                                                  --------------
             TOTAL CORPORATE SHORT-TERM COMMERCIAL PAPER
             (Cost $482,097,657)..............................       482,097,657
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $482,097,657) - 99.42%.....................    $  482,097,657
                                                                  --------------

--------------------------------------------------------------------------------

 May 31, 2000         STATEMENTS OF ASSETS AND LIABILITIES      77

                       STOCK           MIDCAP       SMALL CAP     INTERNATIONAL                     GROWTH &       SCIENCE &
                       INDEX           INDEX          INDEX          EQUITIES         GROWTH         INCOME        TECHNOLOGY
                        FUND            FUND           FUND            FUND            FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at
cost.............  $2,633,839,775  $  831,281,937 $  215,750,933  $  120,447,523  $1,062,917,543 $  282,929,467  $2,805,563,226
                   --------------  -------------- --------------  --------------  -------------- --------------  --------------
Investments, at
market...........  $5,374,222,287  $  919,416,712 $  228,597,362  $  161,117,576  $1,138,615,591 $  329,820,480  $3,334,005,912
Cash.............         151,283           4,151            809      10,283,024             937            344           2,203
Receivable for:
 Investments
 sold............               -       6,864,120        227,900               -               -              -       5,506,615
 Fund shares
 sold............       1,054,193         114,115              -           3,235               -          3,959       3,408,784
 Dividends and
 interest........       6,933,502         988,672        178,942         465,876         919,224        553,651          14,921
Other assets.....          85,297          13,754          1,166         193,268           1,996            631           5,650
                   --------------  -------------- --------------  --------------  -------------- --------------  --------------
TOTAL ASSETS.....   5,382,446,562     927,401,524    229,006,179     172,062,979   1,139,537,748    330,379,065   3,342,944,085
                   --------------  -------------- --------------  --------------  -------------- --------------  --------------
LIABILITIES:
Payable for:
 Investments
 purchased.......       4,278,561       3,520,232              -       1,016,201       2,201,714              -      22,841,003
 Capital stock
 reacquired......       1,087,769         343,534        140,398       8,009,847         367,980        252,714               -
 Directors
 retirement
 plan............         422,432          72,677          1,701          13,816         114,123         28,239         146,621
 Daily variation
 margin on
 futures
 contracts.......         202,410         113,030         74,375               -               -         20,316               -
Payable to
affiliates:
 Advisory fees...       2,337,637         464,967        138,407          96,634       1,555,117        420,819       5,195,796
 Accounting
 services........         409,629          66,813         18,951          24,126          89,500         26,096         280,525
Accrued expenses
and other
liabilities......         516,604         141,387         30,097          61,903         126,363         42,847         428,557
                   --------------  -------------- --------------  --------------  -------------- --------------  --------------
TOTAL
LIABILITIES......       9,255,042       4,722,640        403,929       9,222,527       4,454,797        791,031      28,892,502
                   --------------  -------------- --------------  --------------  -------------- --------------  --------------
NET ASSETS.......  $5,373,191,520  $  922,678,884 $  228,602,250  $  162,840,452  $1,135,082,951 $  329,588,034  $3,314,051,583
                   --------------  -------------- --------------  --------------  -------------- --------------  --------------

-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
REPRESENTED BY:
Capital stock ...  $    1,250,033  $      388,886 $      145,964  $      129,802  $      486,853 $      156,649  $      805,644
Additional paid
in capital.......   2,490,922,681     615,828,314    188,076,967     105,912,493     730,006,467    227,738,892   2,151,266,875
Undistributed net
realized gain on
securities.......     139,571,518     217,895,811     28,958,240      15,765,548     328,694,482     54,898,586     633,515,118
Undistributed net
investment income
(accumulated
loss)............       1,459,451         123,923              -         361,889         197,101         76,769               -
Unrealized
appreciation
(depreciation)
of:
 Investments.....   2,740,382,512      88,134,775     12,846,429      40,670,053      75,698,048     46,891,013     528,442,686
 Futures
 contracts.......        (394,675)        307,175     (1,425,350)              -               -       (173,875)              -
 Forward currency
 contracts.......               -               -              -          (2,297)              -              -         (10,667)
 Foreign currency
 translation.....               -               -              -           2,964               -              -          31,927
                   --------------  -------------- --------------  --------------  -------------- --------------  --------------
 NET ASSETS
 APPLICABLE
 TO SHARES
 OUTSTANDING.....  $5,373,191,520  $  922,678,884 $  228,602,250  $  162,840,452  $1,135,082,951 $  329,588,034  $3,314,051,583
                   --------------  -------------- --------------  --------------  -------------- --------------  --------------

-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARES:
 Authorized (par
 value $0.01 per
 share)..........   1,000,000,000   1,000,000,000  1,000,000,000   1,000,000,000   1,000,000,000  1,000,000,000   1,000,000,000
 Outstanding.....     125,003,335      38,888,582     14,596,368      12,980,233      48,685,316     15,664,913      80,564,415
 NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE
 PER SHARE.......  $        42.98  $        23.73 $        15.66  $        12.55  $        23.31 $        21.04  $        41.14


SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------------------

 78                                                   May 31, 2000
                STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

                              SOCIAL          ASSET         CAPITAL        GOVERNMENT    INTERNATIONAL       MONEY
                            AWARENESS       ALLOCATION    CONSERVATION     SECURITIES      GOVERNMENT        MARKET
                               FUND            FUND           FUND            FUND         BOND FUND          FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost....  $  460,072,480  $  194,716,891 $   59,548,527  $  116,839,520  $  133,913,247  $  482,097,657
                          --------------  -------------- --------------  --------------  --------------  --------------
Investments, at market..  $  582,081,269  $  244,189,122 $   57,504,147  $  114,554,856  $  121,669,893  $  482,097,657
Cash (overdraft)........             338             793            889             204        (580,584)            643
Receivable for:
 Investments sold.......               -       1,756,964        967,534           2,027               -               -
 Fund shares sold.......         400,955               -              -           5,251       7,311,225       5,591,550
 Dividends and
 interest...............         659,954       1,280,067        841,480       1,459,523       2,706,121         430,394
Other assets............           3,106          15,207          3,932           2,328          42,184           5,806
                          --------------  -------------- --------------  --------------  --------------  --------------
TOTAL ASSETS............     583,145,622     247,242,153     59,317,982     116,024,189     131,148,839     488,126,050
                          --------------  -------------- --------------  --------------  --------------  --------------
LIABILITIES:
Payable for:
 Investments purchased..               -      10,132,755      8,214,819      15,179,698               -       2,073,666
 Capital stock
 reacquired.............               -          36,798        517,608          81,234               -         591,230
 Directors retirement
 plan...................          46,998          22,844          6,016          10,245          14,967          30,432
 Daily variation margin
 on futures contracts...          94,066               -              -               -               -               -
Payable to affiliates:
 Advisory fees..........         491,959         201,251         43,198          84,964         106,277         407,206
 Accounting services....          44,924          18,522          4,206           8,047          17,851          37,026
Accrued expenses and
other liabilities.......          64,682          26,360          6,905          11,856          31,532          52,137
                          --------------  -------------- --------------  --------------  --------------  --------------
TOTAL LIABILITIES.......         742,629      10,438,530      8,792,752      15,376,044         170,627       3,191,697
                          --------------  -------------- --------------  --------------  --------------  --------------
NET ASSETS..............  $  582,402,993  $  236,803,623 $   50,525,230  $  100,648,145  $  130,978,212  $  484,934,353
                          --------------  -------------- --------------  --------------  --------------  --------------

-----------------------------------------------------------------------------------------------------------------------

NET ASSETS REPRESENTED
BY:
Capital stock ..........  $      235,094  $      161,350 $       57,561  $      105,812  $      120,436  $    4,849,344
Additional paid in
capital.................     448,503,157     169,074,019     55,482,025     105,746,215     142,714,336     480,085,009
Undistributed net
realized gain
(accumulated loss) on
securities..............      11,815,836      17,982,808     (2,979,084)     (2,940,750)        440,981               -
Undistributed net
investment income.......         167,742         113,215          9,108          21,532          54,326               -
Unrealized appreciation
(depreciation) of:
 Investments............     122,008,789      49,472,231     (2,044,380)     (2,284,664)    (12,243,354)              -
 Futures contracts......        (327,625)              -              -               -               -               -
 Forward currency
 contracts..............               -               -              -               -               -               -
 Foreign currency
 translation............               -               -              -               -        (108,513)              -
                          --------------  -------------- --------------  --------------  --------------  --------------
 NET ASSETS APPLICABLE
 TO SHARES OUTSTANDING..  $  582,402,993  $  236,803,623 $   50,525,230  $  100,648,145  $  130,978,212  $  484,934,353
                          --------------  -------------- --------------  --------------  --------------  --------------

-----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARES:
 Authorized (par value
 $0.01 per share).......   1,000,000,000   1,000,000,000  1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
 Outstanding............      23,509,444      16,135,008      5,756,134      10,581,206      12,043,565     484,934,353
 NET ASSET VALUE,
 OFFERING AND REDEMPTION
 PRICE PER SHARE........  $        24.77  $        14.68 $         8.78  $         9.51  $        10.88  $         1.00

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------

 For the Fiscal Year Ended May 31, 2000                         79
                            STATEMENTS OF OPERATIONS

                             STOCK        MIDCAP      SMALL CAP   INTERNATIONAL                GROWTH &     SCIENCE &
                             INDEX        INDEX         INDEX       EQUITIES       GROWTH       INCOME      TECHNOLOGY
                              FUND         FUND         FUND          FUND          FUND         FUND          FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of
foreign withholding
taxes of $368,015 for
the International
Equities Fund)..........  $ 62,465,248 $  9,923,474  $ 3,011,930   $ 2,529,203  $  8,667,889  $ 4,388,786  $  2,533,717
Interest................     3,170,968      954,569      488,320        79,098     1,747,417      483,051    13,387,201
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
 Total investment
 income.................    65,636,216   10,878,043    3,500,250     2,608,301    10,415,306    4,871,837    15,920,918
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
EXPENSES:
Advisory fees...........    13,283,779    2,636,451      805,325       570,981     9,575,104    2,428,870    25,760,947
Custodian fees..........       379,151       55,255       16,385        24,151        80,886       22,547       176,043
Registration and filing
fees....................         8,338       44,229        2,450         4,798         7,697        9,402        78,923
Audit fees and tax
services................        71,431        8,364        3,188         5,162        14,578        4,585        66,388
Accounting services.....     1,534,054      256,374       69,028        50,347       359,066       97,155       858,698
Directors' fees and
expenses................        96,487       20,578        5,493         2,922        30,434        1,968        48,116
Miscellaneous...........       673,956      107,620       25,142         7,272       150,440       39,643       352,623
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
 Total expenses.........    16,047,196    3,128,871      927,011       665,633    10,218,205    2,604,170    27,341,738
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
NET INVESTMENT INCOME
(LOSS)..................    49,589,020    7,749,172    2,573,239     1,942,668       197,101    2,267,667   (11,420,820)
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
SECURITIES AND FOREIGN
CURRENCIES:
Net realized gain (loss)
on securities and
foreign currencies:
 Investments............   135,075,363  217,689,716   29,336,425    16,318,251   328,698,935   56,526,100   668,446,755
 Futures contracts......     4,008,733    1,808,914     (210,517)            -             -   (1,059,571)            -
 Foreign currency
 transaction............             -            -            -       117,365             -            -      (698,244)
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
                           139,084,096  219,498,630   29,125,908    16,435,616   328,698,935   55,466,529   667,748,511
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
Net unrealized
appreciation
(depreciation) of
securities and foreign
currencies during the
year:
 Investments............   292,762,446  (60,554,985)  (9,868,605)    7,566,868  (318,289,400) (29,261,797)  228,389,060
 Futures contracts......       986,555      249,565   (1,416,525)            -             -     (122,125)            -
 Forward currency
 contracts..............             -            -            -        17,533             -            -       (10,667)
 Foreign currency
 translation............             -            -            -        12,290             -            -        31,927
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
                           293,749,001  (60,305,420) (11,285,130)    7,596,691  (381,289,400) (29,383,922)  228,410,320
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
  Net realized and
  unrealized gain on
  securities and foreign
  currencies during the
  year..................   432,833,097  159,193,210   17,840,778    24,032,307    10,409,535   26,082,607   896,158,831
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------
 INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS.............  $482,422,117 $166,942,382  $20,414,017   $25,974,975  $ 10,606,636  $28,350,274  $884,738,011
                          ------------ ------------  -----------   -----------  ------------  -----------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------

 80                         For the Fiscal Year Ended May 31, 2000
                      STATEMENTS OF OPERATIONS - CONTINUED

                            SOCIAL        ASSET       CAPITAL     GOVERNMENT   INTERNATIONAL     MONEY
                           AWARENESS   ALLOCATION   CONSERVATION  SECURITIES    GOVERNMENT      MARKET
                             FUND         FUND          FUND         FUND        BOND FUND       FUND

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends...............  $ 7,182,192  $ 1,724,715  $         -   $         -  $          -   $         -
Interest (net of foreign
withholding taxes of
$140,392 for the
International Government
Bond Fund)..............      560,441    7,122,355    4,180,469     6,383,932     6,729,067    25,885,580
                          -----------  -----------  -----------   -----------  ------------   -----------
 Total investment
 income.................    7,742,633    8,847,070    4,180,469     6,383,932     6,729,067    25,885,580
                          -----------  -----------  -----------   -----------  ------------   -----------
EXPENSES:
Advisory fees...........    2,883,456    1,254,274      287,542       509,656       703,610     2,266,773
Custodian fees..........       34,826       17,246        5,898         7,468        11,606        27,225
Registration and filing
fees....................        4,103          489          994         1,153         3,441         7,170
Audit fees and tax
services................        8,175        3,133          507           866           435         7,173
Accounting services.....      173,007       75,256       17,253        30,579        43,870       150,983
Directors' fees and
expenses................       13,590        6,040        1,384         2,355         2,776         9,969
Miscellaneous...........       70,771       27,876        2,082         7,570             -        63,417
                          -----------  -----------  -----------   -----------  ------------   -----------
 Total expenses.........    3,187,928    1,384,314      315,660       559,647       765,738     2,532,710
                          -----------  -----------  -----------   -----------  ------------   -----------
NET INVESTMENT INCOME...    4,554,705    7,462,756    3,864,809     5,824,285     5,963,329    23,352,870
                          -----------  -----------  -----------   -----------  ------------   -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
SECURITIES AND FOREIGN
CURRENCIES:
Net realized gain (loss)
on securities and
foreign currencies:
 Investments............   11,527,150   18,095,370   (2,363,714)   (1,759,608)   (3,117,764)            -
 Futures contracts......    2,207,716      163,461            -        (8,428)     (150,289)            -
 Foreign currency
 transaction............            -            -            -             -      (227,815)            -
                          -----------  -----------  -----------   -----------  ------------   -----------
                           13,734,866   18,258,831   (2,363,714)   (1,768,036)   (3,495,868)            -
                          -----------  -----------  -----------   -----------  ------------   -----------
Net unrealized
appreciation
(depreciation) of
securities and foreign
currencies during the
year:
 Investments............   23,203,501   (9,382,943)  (1,447,721)   (2,149,350)   (8,078,138)            -
 Futures contracts......     (327,625)           -            -             -             -             -
 Forward currency
 contracts..............            -            -            -             -             -             -
 Foreign currency
 translation............            -            -            -             -      (150,318)            -
                          -----------  -----------  -----------   -----------  ------------   -----------
                           22,875,876   (9,382,943)  (1,447,721)   (2,149,350)   (8,228,456)            -
                          -----------  -----------  -----------   -----------  ------------   -----------
  Net realized and
  unrealized gain (loss)
  on securities and
  foreign currencies
  during the year.......   36,610,742    8,875,888   (3,811,435)   (3,917,386)  (11,724,324)            -
                          -----------  -----------  -----------   -----------  ------------   -----------
 INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS........  $41,165,447  $16,338,644  $    53,374   $ 1,906,899  $ (5,760,995)  $23,352,870
                          -----------  -----------  -----------   -----------  ------------   -----------

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS       81


                         STOCK INDEX FUND              MIDCAP INDEX FUND           SMALL CAP INDEX FUND
                   ------------------------------  ---------------------------  ---------------------------
                      For the         For the        For the        For the       For the        For the
                    Fiscal Year     Fiscal Year    Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year
                       Ended           Ended          Ended          Ended         Ended          Ended
                    May 31, 2000   May 31, 1999    May 31, 2000  May 31, 1999   May 31, 2000  May 31, 1999
                   ------------------------------  --------------------------   --------------------------
OPERATIONS:
Net investment
income (loss)....  $   49,589,020  $   44,641,864  $  7,749,172  $  7,074,485   $  2,573,239  $  2,587,749
Net realized gain
on securities and
foreign
currencies.......     139,084,096      44,850,173   219,498,630   195,964,405     29,125,908    20,753,231
Net unrealized
appreciation
(depreciation) of
securities and
foreign
currencies
during the year..     293,749,001     659,949,205   (60,305,420) (116,073,386)   (11,285,130)  (30,909,483)
                   --------------  --------------  ------------  ------------   ------------  ------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......     482,422,117     749,441,242   166,942,382    86,965,504     20,414,017    (7,568,503)
                   --------------  --------------  ------------  ------------   ------------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........     (47,947,890)    (45,201,454)   (7,551,892)   (7,190,189)    (2,541,104)   (2,617,126)
Net realized gain
on securities....     (43,559,970)    (16,018,507) (195,806,166)  (69,496,818)   (21,011,129)  (18,436,501)
                   --------------  --------------  ------------  ------------   ------------  ------------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....     (91,507,860)    (61,219,961) (203,358,058)  (76,687,007)   (23,552,233)  (21,053,627)
                   --------------  --------------  ------------  ------------   ------------  ------------
CAPITAL STOCK
TRANSACTIONS:
Proceeds from
capital stock
sold.............     627,978,834     554,346,043    62,149,312    28,483,907     62,630,198    30,591,343
Proceeds from
capital stock
issued for
distributions
reinvested.......      91,507,860      61,219,961   203,358,058    76,687,007     23,552,233    21,053,627
                   --------------  --------------  ------------  ------------   ------------  ------------
                      719,486,694     615,566,004   265,507,370   105,170,914     86,182,431    51,644,970
Cost of capital
stock
reacquired.......    (374,837,270)   (148,814,269) (123,985,843) (102,194,007)   (74,443,490)  (50,203,873)
                   --------------  --------------  ------------  ------------   ------------  ------------
 Increase
 (decrease) in
 net assets
 resulting from
 capital stock
 transactions....     344,649,424     466,751,735   141,521,527     2,976,907     11,738,941     1,441,097
                   --------------  --------------  ------------  ------------   ------------  ------------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........     735,563,681   1,154,973,016   105,105,851    13,255,404      8,600,725   (27,181,033)
NET ASSETS:
Beginning of
year.............   4,637,627,839   3,482,654,823   817,573,033   804,317,629    220,001,525   247,182,558
                   --------------  --------------  ------------  ------------   ------------  ------------
End of year......  $5,373,191,520  $4,637,627,839  $922,678,884  $817,573,033   $228,602,250  $220,001,525
                   --------------  --------------  ------------  ------------   ------------  ------------
Undistributed net
investment income
(accumulated
loss) included in
net
assets at the end
of the year......  $    1,459,451  $     (181,679) $    123,923  $    (73,357)  $          -  $      2,522
                   --------------  --------------  ------------  ------------   ------------  ------------
CHANGE IN SHARES
OUTSTANDING:
Shares of capital
stock sold.......      14,851,304      14,885,043     2,542,226     1,168,332      3,643,821     1,985,030
Shares issued for
distributions
reinvested.......       2,149,172       1,671,194     9,482,966     3,146,767      1,496,207     1,409,310
Shares of capital
stock
reacquired.......      (8,727,728)     (4,159,197)   (5,022,682)   (4,258,920)    (4,433,493)   (3,281,424)
                   --------------  --------------  ------------  ------------   ------------  ------------
 Increase
 (decrease) in
 shares
 outstanding.....       8,272,748      12,397,040     7,002,510        56,179        706,535       112,916
Shares
outstanding:
 Beginning of
 year............     116,730,587     104,333,547    31,886,072    31,829,893     13,889,833    13,776,917
                   --------------  --------------  ------------  ------------   ------------  ------------
 End of year.....     125,003,335     116,730,587    38,888,582    31,886,072     14,596,368    13,889,833
                   --------------  --------------  ------------  ------------   ------------  ------------
                         INTERNATIONAL
                         EQUITIES FUND                   GROWTH FUND
                   ---------------------------- -------------------------------
                     For the        For the        For the         For the
                   Fiscal Year    Fiscal Year    Fiscal Year     Fiscal Year
                      Ended          Ended          Ended           Ended
                   May 31, 2000  May 31, 1999    May 31, 2000   May 31, 1999
                   ---------------------------- -------------------------------
OPERATIONS:
Net investment
income (loss)....  $  1,942,668  $  2,740,455   $      197,101  $   (4,164,880)
Net realized gain
on securities and
foreign
currencies.......    16,435,616     8,109,504      328,698,935      52,401,254
Net unrealized
appreciation
(depreciation) of
securities and
foreign
currencies
during the year..     7,596,691    (4,445,463)    (318,289,400)    113,817,130
                   ------------- -------------- --------------- ---------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......    25,974,975     6,404,496       10,606,636     162,053,504
                   ------------- -------------- --------------- ---------------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........    (1,830,605)   (3,076,811)               -               -
Net realized gain
on securities....    (8,225,201)  (11,030,196)     (51,434,185)    (52,627,247)
                   ------------- -------------- --------------- ---------------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....   (10,055,806)  (14,107,007)     (51,434,185)    (52,627,247)
                   ------------- -------------- --------------- ---------------
CAPITAL STOCK
TRANSACTIONS:
Proceeds from
capital stock
sold.............   183,497,436    82,990,722       29,028,582      82,766,079
Proceeds from
capital stock
issued for
distributions
reinvested.......    10,055,806    14,107,007       51,434,185      52,627,247
                   ------------- -------------- --------------- ---------------
                    193,553,242    97,097,729       80,462,767     135,393,326
Cost of capital
stock
reacquired.......  (188,739,585) (102,756,759)    (175,586,242)    (73,922,671)
                   ------------- -------------- --------------- ---------------
 Increase
 (decrease) in
 net assets
 resulting from
 capital stock
 transactions....     4,813,657    (5,659,030)     (95,123,475)     61,470,655
                   ------------- -------------- --------------- ---------------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........    20,732,826   (13,361,541)    (135,951,024)    170,896,912
NET ASSETS:
Beginning of
year.............   142,107,626   155,469,167    1,271,033,975   1,100,137,063
                   ------------- -------------- --------------- ---------------
End of year......  $162,840,452  $142,107,626   $1,135,082,951  $1,271,033,975
                   ------------- -------------- --------------- ---------------
Undistributed net
investment income
(accumulated
loss) included in
net
assets at the end
of the year......  $    361,889  $    132,461   $      197,101  $   (1,115,782)
                   ------------- -------------- --------------- ---------------
CHANGE IN SHARES
OUTSTANDING:
Shares of capital
stock sold.......    14,374,839     7,190,824        1,261,523       3,800,046
Shares issued for
distributions
reinvested.......       772,245     1,245,781        2,259,850       2,359,966
Shares of capital
stock
reacquired.......   (14,725,995)   (8,886,737)      (7,525,944)     (3,302,384)
                   ------------- -------------- --------------- ---------------
 Increase
 (decrease) in
 shares
 outstanding.....       421,089      (450,132)      (4,004,571)      2,857,628
Shares
outstanding:
 Beginning of
 year............    12,559,144    13,009,276       52,689,887      49,832,259
                   ------------- -------------- --------------- ---------------
 End of year.....    12,980,233    12,559,144       48,685,316      52,689,887
                   ------------- -------------- --------------- ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 82             STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                           GROWTH & INCOME            SCIENCE & TECHNOLOGY            SOCIAL AWARENESS
                                FUND                          FUND                          FUND
                      --------------------------  ------------------------------  --------------------------
                        For the       For the        For the         For the        For the       For the
                      Fiscal Year   Fiscal Year    Fiscal Year     Fiscal Year    Fiscal Year   Fiscal Year
                         Ended         Ended          Ended           Ended          Ended         Ended
                      May 31, 2000  May 31, 1999   May 31, 2000    May 31, 1999   May 31, 2000  May 31, 1999
                      --------------------------  ------------------------------  --------------------------
OPERATIONS:
Net investment
 income (loss)...     $  2,267,667  $    794,158  $  (11,420,820) $   (5,771,991) $  4,554,705  $  3,836,206
Net realized gain
 (loss) on
 securities and
 foreign currencies..   55,466,529    33,533,982     667,748,511     330,754,699    13,734,866    22,017,924
Net unrealized
 appreciation
 (depreciation)
 of securities
 and foreign
 currencies
 during the
 year............      (29,383,922)    8,860,720     228,410,320     189,456,126    22,875,876    50,690,174
                      ------------  ------------  --------------  --------------  ------------  ------------
 Increase in net
  assets
  resulting
  from operations..     28,350,274    43,188,860     884,738,011     514,438,834    41,165,447    76,544,304
                      ------------  ------------  --------------  --------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........       (2,142,107)   (1,016,358)              -               -    (4,345,390)   (4,053,286)
Net realized gain
 on securities...      (33,787,657)  (20,275,426)   (328,749,980)   (113,616,462)  (22,440,992)  (37,006,972)
                      ------------  ------------  --------------  --------------  ------------  ------------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...      (35,929,764)  (21,291,784)   (328,749,980)   (113,616,462)  (26,786,382)  (41,060,258)
                      ------------  ------------  --------------  --------------  ------------  ------------
CAPITAL STOCK
 TRANSACTIONS:
Proceeds from
 capital stock
 sold............       48,304,152    12,125,509     829,604,815     221,258,442    56,630,341   118,062,922
Proceeds from
 capital stock
 issued for
 distributions
 reinvested......       35,929,764    21,291,784     328,749,980     113,616,462    26,786,382    41,060,258
                      ------------  ------------  --------------  --------------  ------------  ------------
                        84,233,916    33,417,293   1,158,354,795     334,874,904    83,416,723   159,123,180
Cost of capital
 stock
 reacquired......      (43,951,570)  (29,588,189)    (83,875,998)    (75,253,459)  (37,357,352)   (6,810,019)
                      ------------  ------------  --------------  --------------  ------------  ------------
 Increase
  (decrease) in
  net assets
  resulting
  from capital
  stock
  transactions...       40,282,346     3,829,104   1,074,478,797     259,621,445    46,059,371   152,313,161
                      ------------  ------------  --------------  --------------  ------------  ------------
TOTAL INCREASE
 (DECREASE) IN
 NET ASSETS......       32,702,856    25,726,180   1,630,466,828     660,443,817    60,438,436   187,797,207
NET ASSETS:
Beginning of
 year............      296,885,178   271,158,998   1,683,584,755   1,023,140,938   521,964,557   334,167,350
                      ------------  ------------  --------------  --------------  ------------  ------------
End of year......     $329,588,034  $296,885,178  $3,314,051,583  $1,683,584,755  $582,402,993  $521,964,557
                      ------------  ------------  --------------  --------------  ------------  ------------
Undistributed net
 investment
 income
 (accumulated
 loss) included
 in net
 assets at the
 end of the
 year............     $     76,769  $    (48,791) $            -  $   (5,771,991) $    167,742  $    (41,573)
                      ------------  ------------  --------------  --------------  ------------  ------------
CHANGE IN SHARES
 OUTSTANDING:
Shares of capital
 stock sold......        2,227,700       601,285      19,166,158       8,585,468     2,283,621     5,074,114
Shares issued for
 distributions
 reinvested......        1,676,910     1,071,553       7,233,223       4,443,350     1,066,337     1,800,031
Shares of capital
 stock
 reacquired......       (2,029,889)   (1,501,205)     (2,045,636)     (3,173,308)   (1,486,637)     (308,485)
                      ------------  ------------  --------------  --------------  ------------  ------------
 Increase
  (decrease) in
  shares
  outstanding....        1,874,721       171,633      24,353,745       9,855,510     1,863,321     6,565,660
Shares
 outstanding:
 Beginning of
  year...........       13,790,192    13,618,559      56,210,670      46,355,160    21,646,123    15,080,463
                      ------------  ------------  --------------  --------------  ------------  ------------
 End of year.....       15,664,913    13,790,192      80,564,415      56,210,670    23,509,444    21,646,123
                      ------------  ------------  --------------  --------------  ------------  ------------
                          ASSET ALLOCATION          CAPITAL CONSERVATION
                                FUND                        FUND
                      --------------------------- ---------------------------
                        For the       For the       For the       For the
                      Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year
                         Ended         Ended         Ended         Ended
                      May 31, 2000  May 31, 1999  May 31, 2000  May 31, 1999
                      --------------------------- ---------------------------
OPERATIONS:
Net investment
 income (loss)...     $  7,462,756  $  6,215,127  $ 3,864,809   $ 4,074,661
Net realized gain
 (loss) on
 securities and
 foreign currencies..   18,258,831     4,442,130   (2,363,714)     (100,001)
Net unrealized
 appreciation
 (depreciation)
 of securities
 and foreign
 currencies
 during the
 year............       (9,382,943)   14,745,732   (1,447,721)   (1,841,039)
                      ------------- ------------- ------------- -------------
 Increase in net
  assets
  resulting
  from operations..     16,338,644    25,402,989       53,374     2,133,621
                      ------------- ------------- ------------- -------------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........       (7,449,473)   (6,223,150)  (3,887,204)   (4,075,946)
Net realized gain
 on securities...       (4,419,555)  (12,942,384)           -             -
                      ------------- ------------- ------------- -------------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...      (11,869,028)  (19,165,534)  (3,887,204)   (4,075,946)
                      ------------- ------------- ------------- -------------
CAPITAL STOCK
 TRANSACTIONS:
Proceeds from
 capital stock
 sold............        9,419,901    29,740,452    5,097,193    10,972,502
Proceeds from
 capital stock
 issued for
 distributions
 reinvested......       11,869,028    19,165,534    3,887,204     4,075,946
                      ------------- ------------- ------------- -------------
                        21,288,929    48,905,986    8,984,397    15,048,448
Cost of capital
 stock
 reacquired......      (37,428,119)   (6,769,056) (17,755,842)  (13,629,170)
                      ------------- ------------- ------------- -------------
 Increase
  (decrease) in
  net assets
  resulting
  from capital
  stock
  transactions...      (16,139,190)   42,136,930   (8,771,445)    1,419,278
                      ------------- ------------- ------------- -------------
TOTAL INCREASE
 (DECREASE) IN
 NET ASSETS......      (11,669,574)   48,374,385  (12,605,275)     (523,047)
NET ASSETS:
Beginning of
 year............      248,473,197   200,098,812   63,130,505    63,653,552
                      ------------- ------------- ------------- -------------
End of year......     $236,803,623  $248,473,197  $50,525,230   $63,130,505
                      ------------- ------------- ------------- -------------
Undistributed net
 investment
 income
 (accumulated
 loss) included
 in net
 assets at the
 end of the
 year............     $    113,215  $     43,773  $     9,108   $    33,319
                      ------------- ------------- ------------- -------------
CHANGE IN SHARES
 OUTSTANDING:
Shares of capital
 stock sold......          644,299     2,076,208      560,786     1,136,484
Shares issued for
 distributions
 reinvested......          804,071     1,352,667      428,701       424,316
Shares of capital
 stock
 reacquired......       (2,535,579)     (476,138)  (1,953,568)   (1,417,596)
                      ------------- ------------- ------------- -------------
 Increase
  (decrease) in
  shares
  outstanding....       (1,087,209)    2,952,737     (964,081)      143,204
Shares
 outstanding:
 Beginning of
  year...........       17,222,217    14,269,480    6,720,215     6,577,011
                      ------------- ------------- ------------- -------------
 End of year.....       16,135,008    17,222,217    5,756,134     6,720,215
                      ------------- ------------- ------------- -------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED 83


                                                        INTERNATIONAL GOVERNMENT
                          GOVERNMENT SECURITIES FUND           BOND FUND                MONEY MARKET FUND
                          ---------------------------  ---------------------------  ---------------------------
                            For the        For the       For the        For the       For the        For the
                          Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year
                             Ended          Ended         Ended          Ended         Ended          Ended
                          May 31, 2000  May 31, 1999   May 31, 2000  May 31, 1999   May 31, 2000  May 31, 1999
                          --------------------------   --------------------------   --------------------------
OPERATIONS:
Net investment income...  $  5,824,285  $  5,822,015   $  5,963,329  $  6,875,709   $ 23,352,870  $ 12,156,853
Net realized gain (loss)
on securities and
foreign currencies......    (1,768,036)      561,716     (3,495,868)      399,978              -             -
Net unrealized
appreciation
(depreciation) of
securities and foreign
currencies during the
year....................    (2,149,350)   (3,151,203)    (8,228,456)    2,241,457              -             -
                          ------------  ------------   ------------  ------------   ------------  ------------
 Increase (decrease) in
 net assets
 resulting from
 operations.............     1,906,899     3,232,528     (5,760,995)    9,517,144     23,352,870    12,156,853
                          ------------  ------------   ------------  ------------   ------------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income...    (5,856,877)   (5,815,587)    (2,972,492)   (6,419,995)   (23,352,870)  (12,156,853)
Net realized gain on
securities..............             -             -       (103,421)     (872,765)             -             -
                          ------------  ------------   ------------  ------------   ------------  ------------
 Decrease in net assets
 resulting from
 distributions to
 shareholders...........    (5,856,877)   (5,815,587)    (3,075,913)   (7,292,760)   (23,352,870)  (12,156,853)
                          ------------  ------------   ------------  ------------   ------------  ------------
CAPITAL STOCK
TRANSACTIONS:
Proceeds from capital
stock sold..............    33,785,442    65,762,148    134,466,087    85,397,013    798,469,538   456,114,092
Proceeds from capital
stock issued for
distributions
reinvested..............     5,856,877     5,815,587      3,075,913     7,292,760     23,321,928    12,202,772
                          ------------  ------------   ------------  ------------   ------------  ------------
                            39,642,319    71,577,735    137,542,000    92,689,773    821,791,466   468,316,864
Cost of capital stock
reacquired..............   (42,469,071)  (53,690,018)  (156,236,142)  (92,187,778)  (684,250,994) (311,898,433)
                          ------------  ------------   ------------  ------------   ------------  ------------
 Increase (decrease) in
 net assets resulting
 from capital stock
 transactions...........    (2,826,752)   17,887,717    (18,694,142)      501,995    137,540,472   156,418,431
                          ------------  ------------   ------------  ------------   ------------  ------------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS..................    (6,776,730)   15,304,658    (27,531,050)    2,726,379    137,540,472   156,418,431
NET ASSETS:
Beginning of year.......   107,424,875    92,120,217    158,509,262   155,782,883    347,393,881   190,975,450
                          ------------  ------------   ------------  ------------   ------------  ------------
End of year.............  $100,648,145  $107,424,875   $130,978,212  $158,509,262   $484,934,353  $347,393,881
                          ------------  ------------   ------------  ------------   ------------  ------------
Undistributed net
investment income
included
in net assets at the end
of the year.............  $     21,532  $     53,901   $     54,326  $    917,843   $          -  $          -
                          ------------  ------------   ------------  ------------   ------------  ------------
CHANGE IN SHARES
OUTSTANDING:
Shares of capital stock
sold....................     3,510,310     6,399,271     11,952,410     6,993,303    798,469,538   456,114,092
Shares issued for
distributions
reinvested..............       609,550       569,433        268,203       596,194     23,321,928    12,202,772
Shares of capital stock
reacquired..............    (4,391,605)   (5,245,250)   (13,823,665)   (7,588,479)  (684,250,994) (311,898,433)
                          ------------  ------------   ------------  ------------   ------------  ------------
 Increase (decrease) in
 shares outstanding.....      (271,745)    1,723,454     (1,603,052)        1,018    137,540,472   156,418,431
Shares outstanding:
 Beginning of year......    10,852,951     9,129,497     13,646,617    13,645,599    347,393,881   190,975,450
                          ------------  ------------   ------------  ------------   ------------  ------------
 End of year............    10,581,206    10,852,951     12,043,565    13,646,617    484,934,353   347,393,881
                          ------------  ------------   ------------  ------------   ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------

 84
                         NOTES TO FINANCIAL STATEMENTS
Note 1 -- Organization

 American General Series Portfolio Company (the "Series" or "AGSPC") was incorporated under the laws of Maryland on December 7, 1984, by The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"). The Series is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end, management investment company. The Series consists of 13 separate mutual funds (the "Funds") each of which issues its own separate class of shares of common stock:

  Stock Index Fund              Social Awareness Fund
  MidCap Index Fund             Asset Allocation Fund
  Small Cap Index Fund          Capital Conservation Fund
  International Equities Fund   Government Securities Fund
  Growth Fund                   International Government Bond Fund
  Growth & Income Fund          Money Market Fund
  Science & Technology Fund

 Each Fund is diversified with the exception of International Government Bond Fund which is non-diversified as defined by the 1940 Act.

Note 2 -- Significant Accounting Policies

 The financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.
A. Investment Valuation
 Securities listed or traded on a national exchange are valued daily at their last reported sale price. In the absence of any exchange sales on that day and for unlisted issues, securities are valued at the last sale price on the NASDAQ National Market System. In the absence of any National Market System sales on that day, securities are valued at the last reported bid price. However, options written for which other over-the-counter market quotations are readily available are valued at the last reported asked price, in the absence of any National Market System sales on that day. Futures contracts, options thereon, and options on stock indexes are valued at the amount which would be received upon a current disposition of such investments (i.e., their fair market value), in the absence of any sales on that day. Short term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short term security with a remaining maturity of 60 days or less and all investments of the Money Market Fund are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Series' Board of Directors.
B. Options, Futures, and Forward Currency Contracts
 Call and Put Options. When a Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is "marked to market" daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.
 Purchased options are recorded as investments. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (or loss), to the extent that the proceeds from the sale are greater (or less) than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.
 Futures Contracts. The initial margin deposit made upon entering into a futures contract is held by the custodian bank, in a segregated account, in the name of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily, as unrealized gains or losses are incurred. When the contract is closed, the Fund realizes a gain or loss in the amount of the cost of or proceeds from the closing transaction less the Fund's basis in the contract.
 Forward Currency Contracts. Certain Funds may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. During the period the forward currency contract is open, the contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts, or if the Fund is unable to enter into a closing position.
C. Repurchase Agreements
 A Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Fund would acquire a debt security for a relatively short period (usually for one day and not more than one week)
subject to an obligation of the seller to repurchase and of the Fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Fund's holding period. Under each repurchase agreement, the Fund receives, as collateral, securities whose market value is at least equal to the repurchase price.
D. Foreign Currency Translation
 The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies ("local currencies") are translated into U.S. dollars at prevailing exchange rates at period end.
 Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.
 In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are marked-to-market daily to reflect fluctuations in foreign exchange rates.
E. Restricted Securities
 Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the securities Act of 1933 (the "1933 Act"). This Rule permits certain institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Fund may invest in 144A securities (in
--------------------------------------------------------------------------------

                                                                85
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid. In making this determination the Fund will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Fund could consider frequency of trading and available quotes, number of dealers and potential purchasers, dealer undertakings to make a market, and the potential limitations on the transfer of ownership.
F. Federal Income Taxes
 Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required.
G. Investment Transactions and Related Investment Income
 Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date. Dividend income on certain foreign securities is recorded when the Fund becomes aware of the dividend. Interest income on investments is accrued daily.
H. Distributions to Shareholders
 Distributions to shareholders are recorded on the record date. The Funds declare distributions from net investment income monthly, except for the Money Market Fund, which declares daily. Capital gains distributions are declared annually.
 Investment income and capital gains and losses are recognized in accordance with generally accepted accounting principles ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations ("tax") which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, post-October capital losses, net operating losses, mortgage-backed securities, and foreign currency transactions.
 At the end of the year, offsetting adjustments to undistributed net investment income and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.
Note 3 -- Advisory Fees and Other Transactions with Affiliates
 VALIC serves as investment adviser to the Series and is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. The Adviser has entered into sub-advisory agreements with the following:

   Bankers Trust Company -- prior to October 1, 1999, was sub-adviser for the
    Stock Index Fund, the MidCap Index Fund, and the Small Cap Index Fund. Effective October 1, 1999, the Adviser assumed management for each Fund previously managed by Bankers Trust Company, who served as investment sub-adviser from May 1, 1992, to September 30, 1999.
   T. Rowe Price Associates, Inc. -- On February 24, 1994 (amended February 2,
    1998), the Adviser entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. to serve as investment sub-adviser to the Growth Fund and the Science & Technology Fund. Effective September 1, 1999, the agreement was terminated with respect to the Growth Fund.
   Wellington Management Company, LLP -- The Adviser entered into a sub-advisory agreement with Wellington Management Company, LLP, effective September 1, 1999, to serve as investment sub-adviser to the Growth Fund.
Sub-advisers are compensated for their services by the Adviser.
 The Adviser receives from the Series a monthly fee based on each Fund's average daily net asset value at the following annual rates:

   Stock Index Fund                    0.35% on the first $500 million
   MidCap Index Fund                   0.25% on assets more than $500 million
   Small Cap Index Fund
   International
   Equities Fund
  ------------------------------------------------------------------------------
   Growth Fund                         0.80%
  ------------------------------------------------------------------------------
   Growth & Income
   Fund                                0.75%
  ------------------------------------------------------------------------------
   Science &
   Technology Fund                     0.90%
  ------------------------------------------------------------------------------
   Social Awareness Fund               0.50%
   Asset Allocation Fund
   Capital Conservation Fund
   Government Securities Fund
   International Government Bond Fund
   Money Market Fund

 To the extent that any Fund's accrued expenses for a given month exceed, on an annualized basis, 2% of the Fund's average daily net assets, the Adviser will voluntarily reduce expenses of any such Fund by the amount of the excess. The Adviser may withdraw this voluntary undertaking upon 30 days written notice to the Series.
 On October 31, 1996, the Series entered into an Accounting Services Agreement with VALIC which appointed VALIC as Accounting Services Agent. Under the agreement VALIC will provide certain accounting and administrative services to the Series. VALIC receives from each Fund an annual fee of 0.03% based on the average daily net asset value of the Fund. During the year ended May 31, 2000, the Series paid VALIC approximately $3,600,000 for such services.
 Effective May 1, 1999, American General Distributors, Inc. ("AGD"), replaced The Variable Annuity Marketing Company ("VAMCO"), as the Distributor for the Series. AGD and VAMCO are indirect wholly-owned subsidiaries of American General Corporation. AGD currently receives no compensation for distribution services performed on behalf of the Series.
 During the fiscal year ended May 31, 2000, the following security transactions were affected among the AGSPC Funds or with American General Series Portfolio Company 2 Funds , for which VALIC is the investment adviser, at the then current market price with no brokerage commissions incurred:

                                                                 Net gain (loss)
   Seller                  Purchaser         Cost to Purchaser      to Seller
-----------------      --------------------  ------------------- --------------
MidCap Index Fund      Asset Allocation Fund   $  2,413,866         $ 1,544,864
MidCap Index Fund      Stock Index Fund         138,353,975          82,797,816
Stock Index Fund       MidCap Index Fund            891,726             180,373
MidCap Index Fund      Stock Index Fund 2           394,213             223,020
Asset Allocation Fund  Stock Index Fund 2         4,330,998           2,402,530
Stock Index Fund 2     Asset Allocation Fund      1,192,351             (18,914)
MidCap Index Fund 2    Asset Allocation Fund         74,515              33,268
Stock Index Fund       MidCap Index Fund 2           10,625               4,344
Stock Index Fund 2     MidCap Index Fund              2,125                (868)
Asset Allocation Fund  MidCap Index Fund             12,750              (1,518)

--------------------------------------------------------------------------------

 86                NOTES TO FINANCIAL STATEMENTS - CONTINUED
 At May 31, 2000, VALIC, American General Annuity Insurance Company ("AGA"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts owned over five percent of the outstanding shares of the following Funds:

                                                            VALIC    AGA   AGL
                                                            ------  -----  ----
Stock Index Fund...........................................  95.44%     *     *
MidCap Index Fund..........................................  97.38%     *     *
Small Cap Index Fund....................................... 100.00%     *     *
International Equities Fund................................  95.15%     *     *
Growth Fund................................................  97.64%     *     *
Growth & Income Fund.......................................  91.91%  8.09%    *
Science & Technology Fund.................................. 100.00%     *     *
Social Awareness Fund......................................  99.99%     *     *
Asset Allocation Fund......................................  99.95%     *     *
Capital Conservation Fund.................................. 100.00%     *     *
Government Securities Fund.................................  81.28% 18.71%    *
International Government Bond Fund......................... 100.00%     *     *
Money Market Fund..........................................  89.42%     *  9.47%

----
*Less than 5% ownership.
 On December 22, 1999, American General Annuity Insurance Company ("AGA"), on behalf of its A.G. Separate Account A, purchased shares of certain Funds in exchange for securities and/or cash received upon the liquidation of AGA Series Trust, a registered investment company for which AGA served as investment adviser. Pursuant to an exemptive order approved by the Securities and Exchange Commission, certain funds received securities valued at the then current fair market value, in exchange for shares issued at the net asset of the Fund as of the close of business on December 22, 1999 as follows:

                            Cash     Fair Market Value of   Value of      Number of      NAV
                          Received   Securities Received* Shares Issued Shares Issued per Share
                         ----------- -------------------- ------------- ------------- ---------
Money Market Fund....... $ 3,675,507     $ 1,409,131       $ 5,084,638    5,084,638    $ 1.00
Stock Index Fund........  22,431,010               -        22,431,010      516,011     43.47
Growth & Income Fund....  26,175,269       1,320,688        27,495,957    1,279,477     21.49
International Equities
Fund....................      30,008       6,566,384         6,596,392      496,343     13.29
Government Securities
Fund....................     189,877      18,669,080        18,858,957    1,970,633      9.57

----
*The cost basis of securities received for both financial reporting and Federal income tax reporting purposes was equal to the fair market value of securities received on December 22, 1999, the purchase date.

 The Series provides a retirement plan for its independent directors who are not officers, directors or employees of VALIC, or an affiliate of VALIC. The Series is responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each director's years of service. At May 31, 2000, the Series had a retirement plan liability to its independent directors totaling $931,111. During the period, a total of $13,625 was paid to a retired director.

 Certain officers and directors of the Series are officers and directors of VALIC or affiliates of VALIC.

Note 4 -- Investment Activity

 The information in the following table is presented on the basis of cost for Federal income tax purposes at May 31, 2000.

                                Identified
                                 Cost of         Gross         Gross     Net Unrealized
                               Investments     Unrealized    Unrealized   Appreciation
                                  Owned       Appreciation  Depreciation (Depreciation)
                              -------------- -------------- ------------ --------------
Stock Index Fund............  $2,635,362,562 $2,893,682,748 $155,217,698 $2,738,465,050
MidCap Index Fund...........     836,647,665    209,399,335  126,323,113     83,076,222
Small Cap Index Fund........     215,992,195     64,848,815   53,668,998     11,179,817
International Equities
Fund........................     121,226,546     57,851,825   17,960,795     39,891,030
Growth Fund.................   1,063,995,068    166,981,044   92,360,521     74,620,523
Growth & Income Fund........     283,279,253     67,293,483   20,926,131     46,367,352
Science & Technology Fund...   2,826,984,845    918,469,056  411,447,989    507,021,067
Social Awareness Fund.......     460,621,353    150,609,526   29,477,235    121,132,291
Asset Allocation Fund.......     194,964,761     57,619,475    8,395,114     49,224,361
Capital Conservation Fund...      59,557,217        145,660    2,198,730     (2,053,070)
Government Securities Fund..     116,847,427      1,167,967    3,460,538     (2,292,571)
International Government
Bond Fund...................     133,913,247      4,165,824   16,409,178    (12,243,354)
Money Market Fund...........     482,097,657              -            -              -

 The following net realized capital loss carryforwards at May 31, 2000, may be utilized to offset future capital gains.

                                    Capital Loss Carryforward Expiration through
                                    ------------------------- ------------------
Capital Conservation Fund..........        $  356,364            May 31, 2008
Government Securities Fund.........         1,480,300            May 31, 2008
Money Market Fund..................             1,445            May 31, 2001

 During the fiscal year ended May 31, 2000, the cost of purchases and proceeds from sales of securities, excluding short term securities were:

                                                                 Proceeds from
                                                     Cost of       Securities
                                                    Securities      Sold or
                                                    Purchased       Matured
                                                  -------------- --------------
Stock Index Fund................................. $  595,792,417 $  277,935,357
MidCap Index Fund................................    341,281,874    427,692,130
Small Cap Index Fund.............................     79,589,954    100,011,356
International Equities Fund......................     40,822,014     43,837,922
Growth Fund......................................  1,556,660,151  1,719,298,682
Growth & Income Fund.............................    287,803,726    280,473,828
Science & Technology Fund........................  4,258,989,422  3,450,955,802
Social Awareness Fund............................    229,461,773    224,545,112
Asset Allocation Fund............................    332,740,648    357,891,717
Capital Conservation Fund........................     80,672,051     88,900,047
Government Securities Fund.......................    132,849,326    134,904,218
International Government Bond Fund...............     21,110,447     42,720,682

 Included in the cost of purchases and proceeds from sales amounts were purchases and sales of U.S. government and government agency obligations of the following:

                                                      Cost of     Proceeds from
                                                     Securities  Securities Sold
                                                     Purchased     or Matured
                                                    ------------ ---------------
Asset Allocation Fund.............................. $205,504,986  $205,317,550
Capital Conservation Fund..........................   49,508,513    43,924,535
Government Securities Fund.........................  127,537,659   134,155,200

-------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED    87

Note 5 - Portfolio Securities Loaned

 To realize additional income, a Fund may lend portfolio securities with a value of up to 30% (33 1/3% in the case of Growth Fund and Science & Technology Fund) of its total assets. Any such loans will be continuously secured by collateral consisting of cash or U.S. Government securities maintained in a segregated account in an amount at least equal to the market value of the securities loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans by a Fund will only be made to broker-dealers deemed by the Custodian to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Each Fund receives income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received.
 Portfolio securities on loan at May 31, 2000 are summarized as follows:

                                                   Market Value Collateral Value
                                                   ------------ ----------------
Stock Index Fund.................................. $ 46,114,939   $ 47,765,442
MidCap Index Fund.................................    9,838,843     10,128,984
Small Cap Index Fund..............................    5,952,450      6,388,780
International Equities Fund.......................    8,538,956      8,802,179
Growth Fund.......................................    7,525,800      7,729,200
Growth & Income Fund..............................    9,237,312      9,523,000
Science & Technology Fund.........................  126,201,990    130,289,058
Social Awareness Fund.............................    2,030,260      2,099,476
Asset Allocation Fund.............................    2,359,383      2,415,924
                                                  ------------------------------
  Total........................................... $217,799,933   $225,142,043
                                                  ------------------------------

Note 6 - Investment Concentration

 A significant portion of the Government Securities Fund's investments may be in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of the Fund's concentration in such investments, it may be subject to risks associated with U.S. Government sponsored securities. At May 31, 2000, the Government Securities Fund had 71.93% of its net assets invested in such securities.
 At May 31, 2000, the International Government Bond Fund had 27.22% of its net assets invested in securities issued by the Government of Japan and an additional 2.74% in issues of companies located in Japan and/or denominated in Japanese Yen. Future economic and political developments in a foreign country could adversely affect the liquidity and value of foreign securities or the currency exchange rates from which foreign currencies are translated.

Note 7 - Investment Holdings by Country

 The following represent investment holdings by country held by the International Equities Fund as of May 31, 2000:

                                                        Percent of    Market
Country:                                                Net Assets    Value
                                                       ------------------------
Australia..............................................     2.26%  $  3,687,430
Austria................................................     0.27        445,017
Belgium................................................     0.63      1,022,429
Denmark................................................     0.51        825,987
Finland................................................     3.23      5,236,564
France.................................................    11.79     19,190,176
Germany................................................     8.25     13,436,742
Hong Kong..............................................     0.89      1,451,581
Ireland................................................     0.59        965,301
Italy..................................................     4.41      7,184,956
Japan..................................................    25.85     42,094,106
Malaysia...............................................     1.07      1,745,184
Netherlands............................................     5.41      8,809,081
New Zealand............................................     0.07        117,987
Norway.................................................     0.19        311,330
Portugal...............................................     0.47        768,504
Singapore..............................................     0.51        828,293
Spain..................................................     3.09      5,031,443
Sweden.................................................     3.96      6,447,209
Switzerland............................................     6.54     10,656,491
United Kingdom.........................................    18.95     30,861,765
                                                       ------------------------
Total value of investments.............................    98.94    161,117,576
Other assets and liabilities...........................     1.06      1,722,876
                                                       ------------------------
Net assets.............................................   100.00%  $162,840,452
                                                       ------------------------

-------------------------------------------------------------------------------

 88                           FINANCIAL HIGHLIGHTS

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date.


STOCK INDEX FUND

                                        Fiscal Year Ended May 31,
                          ----------------------------------------------------------
                             2000        1999        1998        1997        1996
                          ----------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....      $39.73      $33.38      $26.09      $20.69      $16.81
                        -------------------------------------------------------------
 Income from investment
 operations:
 Net investment income..        0.41        0.40        0.40        0.39        0.39
 Net realized and
 unrealized
 gain on securities.....        3.59        6.51        7.44        5.57        4.26
                        -------------------------------------------------------------
 Total income from
 investment operations..        4.00        6.91        7.84        5.96        4.65
                        -------------------------------------------------------------
 Distributions from:
 Net investment income..       (0.39)      (0.41)      (0.40)      (0.39)      (0.38)
 Net realized gain
 on securities..........       (0.36)      (0.15)      (0.15)      (0.17)      (0.39)
                        -------------------------------------------------------------
 Total distributions....       (0.75)      (0.56)      (0.55)      (0.56)      (0.77)
                        -------------------------------------------------------------
Net asset value at end
of period...............      $42.98      $39.73      $33.38      $26.09      $20.69
                        -------------------------------------------------------------
TOTAL RETURN............       10.10%      20.85%      30.30%      29.24%      28.17%
                        -------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......        0.31%       0.32%       0.31%       0.34%       0.35%
Ratio of net investment
income to
average net assets......        0.97%       1.13%       1.33%       1.76%       2.05%
Portfolio turnover
rate....................           6%          2%          3%          3%          3%
Number of shares
outstanding
at end of period
(000's).................     125,003     116,731     104,334      93,687      85,117
Net assets at end of
period (000's)..........  $5,373,192  $4,637,628  $3,482,655  $2,444,200  $1,760,786

MIDCAP INDEX FUND

                                       Fiscal Year Ended May 31,
                          ---------------------------------------------------------
                            2000       1999        1998        1997         1996
                          ---------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....    $25.64      $25.27      $20.83      $19.09       $15.68
                        ------------------------------------------------------------
 Income from investment
 operations:
 Net investment income..      0.22        0.23        0.23        0.24         0.24
 Net realized and
 unrealized
 gain on securities.....      4.49        2.54        5.80        2.95         4.06
                        ------------------------------------------------------------
 Total income from
 investment operations..      4.71        2.77        6.03        3.19         4.30
                        ------------------------------------------------------------
 Distributions from:
 Net investment income..     (0.22)      (0.23)      (0.23)      (0.24)       (0.24)
 Net realized gain
 on securities..........     (6.40)      (2.17)      (1.36)      (1.21)       (0.65)
                        ------------------------------------------------------------
 Total distributions....     (6.62)      (2.40)      (1.59)      (1.45)       (0.89)
                        ------------------------------------------------------------
Net asset value at end
of period...............    $23.73      $25.64      $25.27      $20.83       $19.09
                        ------------------------------------------------------------
TOTAL RETURN............     21.36%      11.91%      29.62%      17.48%       28.10%
                        ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.36%       0.38%       0.36%       0.40%        0.41%
Ratio of net investment
income to
average net assets......      0.90%       0.92%       0.95%       1.24%        1.36%
Portfolio turnover
rate....................        41%         41%         26%         19%          21%
Number of shares
outstanding
at end of period
(000's).................    38,889      31,886      31,830      29,137       28,322
Net assets at end of
period (000's)..........  $922,679    $817,573    $804,318    $607,061     $540,688

--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS - CONTINUED        89

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date.

SMALL CAP INDEX FUND

                                       Fiscal Year Ended May 31,
                          ----------------------------------------------------------
                            2000       1999         1998        1997         1996
                          ----------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....    $15.84      $17.94       $16.18      $16.25       $12.49
                        -------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income..      0.18        0.19         0.19        0.19         0.20
 Net realized and
 unrealized gain (loss)
 on securities..........      1.43       (0.74)        3.17        0.93         4.04
                        -------------------------------------------------------------
 Total income (loss)
 from investment
 operations.............      1.61       (0.55)        3.36        1.12         4.24
                        -------------------------------------------------------------
 Distributions from:
 Net investment income..     (0.18)      (0.19)       (0.19)      (0.19)       (0.20)
 Net realized gain
 on securities..........     (1.61)      (1.36)       (1.41)      (1.00)       (0.28)
                        -------------------------------------------------------------
 Total distributions....     (1.79)      (1.55)       (1.60)      (1.19)       (0.48)
                        -------------------------------------------------------------
Net asset value at end
of period...............    $15.66      $15.84       $17.94      $16.18       $16.25
                        -------------------------------------------------------------
TOTAL RETURN............     10.22%      (2.45)%      21.34%       7.51%       34.50%
                        -------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.40%       0.41%        0.39%       0.41%        0.41%
Ratio of net investment
income to average net
assets..................      1.12%       1.20%        1.05%       1.34%        1.36%
Portfolio turnover
rate....................        35%         36%          36%         42%          31%
Number of shares
outstanding at end of
period (000's)..........    14,596      13,890       13,777      11,893       11,129
Net assets at end of
period (000's)..........  $228,602    $220,002     $247,183    $192,459     $180,785

INTERNATIONAL EQUITIES FUND

                                       Fiscal Year Ended May 31,
                          ---------------------------------------------------------
                            2000       1999        1998        1997         1996
                          ---------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....    $11.32      $11.95      $11.44      $11.15       $10.42
                        -------------------------------------------------------------
 Income from investment
 operations:
 Net investment income..      0.15        0.22        0.23        0.20         0.17
 Net realized and
 unrealized gain on
 securities.............      1.90        0.30        0.85        0.63         0.97
                        -------------------------------------------------------------
 Total income from
 investment operations..      2.05        0.52        1.08        0.83         1.14
                        -------------------------------------------------------------
 Distributions from:
 Net investment income..     (0.14)      (0.25)      (0.24)      (0.19)       (0.17)
 Net realized gain
 on securities..........     (0.68)      (0.90)      (0.33)      (0.35)       (0.24)
                        -------------------------------------------------------------
 Total distributions....     (0.82)      (1.15)      (0.57)      (0.54)       (0.41)
                        -------------------------------------------------------------
Net asset value at end
of period...............    $12.55      $11.32      $11.95      $11.44       $11.15
                        -------------------------------------------------------------
TOTAL RETURN............     18.01%       4.43%       9.92%       7.74%       11.14%
                        -------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.41%       0.43%       0.40%       0.42%        0.42%
Ratio of net investment
income to
average net assets......      1.20%       1.89%       1.92%       1.75%        1.65%
Portfolio turnover
rate....................        25%          8%          9%         12%          20%
Number of shares
outstanding
at end of period
(000's).................    12,980      12,559      13,009      15,857       18,497
Net assets at end of
period (000's)..........  $162,840    $142,108    $155,469    $181,437     $206,259

--------------------------------------------------------------------------------

 90                     FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date.


GROWTH FUND

                                              Fiscal Year Ended May 31,
                                -------------------------------------------------------------
                                    2000        1999         1998         1997         1996
                                 ------------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period...........   $    24.12  $    22.08   $    17.62   $    16.49   $  11.43
                                 ------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income
 (loss).......................            -       (0.08)       (0.02)        0.02       0.11
 Net realized and unrealized
 gain (loss) on securities....         0.20        3.13         4.82         1.45       5.27
                                 ------------------------------------------------------------
 Total income (loss) from
 investment operations........         0.20        3.05         4.80         1.47       5.38
                                 ------------------------------------------------------------
 Distributions from:
 Net investment income........            -           -        (0.01)       (0.01)     (0.09)
 Net realized gain
 on securities................        (1.01)      (1.01)       (0.33)       (0.33)     (0.23)
                                 ------------------------------------------------------------
 Total distributions..........        (1.01)      (1.01)       (0.34)       (0.34)     (0.32)
                                 ------------------------------------------------------------
Net asset value at end of
period........................   $    23.31  $    24.12   $    22.08   $    17.62   $  16.49
                                 ------------------------------------------------------------
TOTAL RETURN..................         0.96%      14.20%       27.41%        9.00%     47.46%
                                 ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets............         0.85%       0.86%        0.84%        0.86%      0.83%
Ratio of net investment income
(loss) to
average net assets............         0.02%      (0.36)%      (0.11)%       0.09%      0.89%
Portfolio turnover rate.......          134%         42%          43%          40%        36%
Number of shares outstanding
at end of period (000's)......       48,685      52,690       49,832       42,422     25,836
Net assets at end of period
(000's).......................   $1,135,083  $1,271,034   $1,100,137   $  747,654   $425,787

GROWTH & INCOME FUND

                                       Fiscal Year Ended May 31,
                                 ------------------------------------------------------------
                            2000       1999        1998        1997         1996
                                 ------------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....         $    21.53  $    19.91   $    16.87   $    14.78   $  11.09
                                 ------------------------------------------------------------
 Income from investment
 operations:
 Net investment income..               0.15        0.06        0.08        0.10         0.08
 Net realized and
 unrealized
 gain on securities.....               1.96        3.17        3.25        2.38         3.77
                                 ------------------------------------------------------------
 Total income from
 investment operations..               2.11        3.23        3.33        2.48         3.85
                                 ------------------------------------------------------------
 Distributions from:
 Net investment income..              (0.14)      (0.08)      (0.08)      (0.10)       (0.07)
 Net realized gain
 on securities..........              (2.46)      (1.53)      (0.21)      (0.29)       (0.09)
                                 ------------------------------------------------------------
 Total distributions....              (2.60)      (1.61)      (0.29)      (0.39)       (0.16)
                                 ------------------------------------------------------------
Net asset value at end
of period...............         $    21.04  $    21.53   $   19.91      $16.87     $  14.78
                                 ------------------------------------------------------------
TOTAL RETURN............               9.67%      16.92%      19.87%      17.08%       34.85%
                                 ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......               0.80%       0.82%       0.80%       0.81%        0.79%
Ratio of net investment
income to
average net assets......               0.70%       0.29%       0.43%       0.70%        0.63%
Portfolio turnover
rate....................                 89%        102%         78%         45%          64%
Number of shares
outstanding
at end of period
(000's).................             15,665      13,790      13,619      12,422        7,685
Net assets at end of
period (000's)..........         $  329,588  $  296,885   $ 271,159    $209,545     $113,546
                                 ------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS - CONTINUED        91

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date.

SCIENCE & TECHNOLOGY FUND

                                           Fiscal Year Ended May 31,
                          --------------------------------------------------------------
                             2000         1999         1998         1997         1996
                          --------------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....  $    29.95   $    22.07   $    19.88     $  20.48     $  14.43
                          --------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income
 (loss).................       (0.11)       (0.10)       (0.09)           -            -
 Net realized and
 unrealized
 gain on securities.....       16.37        10.36         2.28         0.33         8.08
                          --------------------------------------------------------------
 Total income from
 investment operations..       16.26        10.26         2.19         0.33         8.08
                          --------------------------------------------------------------
 Distributions from:
 Net investment income..           -            -            -            -            -
 Net realized gain
 on securities..........       (5.07)       (2.38)           -        (0.93)       (2.03)
                          --------------------------------------------------------------
 Total distributions....       (5.07)       (2.38)           -        (0.93)       (2.03)
                          --------------------------------------------------------------
Net asset value at end
of period...............  $    41.14   $    29.95   $    22.07     $  19.88     $  20.48
                          --------------------------------------------------------------
TOTAL RETURN............       52.65%       48.34%       10.85%        1.81%       58.28%
                          --------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......        0.96%        0.96%        0.95%        0.96%        0.94%
Ratio of net investment
income (loss) to
average net assets......       (0.40)%      (0.46)%      (0.46)%      (0.29)%      (0.07)%
Portfolio turnover
rate....................         130%         149%         128%         122%         116%
Number of shares
outstanding
at end of period
(000's).................      80,564       56,211       46,355       40,484       27,696
Net assets at end of
period (000's)..........  $3,314,052   $1,683,585   $1,023,141     $804,982     $567,187

SOCIAL AWARENESS FUND

                                           Fiscal Year Ended May 31,
                          --------------------------------------------------------------
                            2000       1999        1998        1997         1996
                          --------------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....  $  24.11    $  22.16    $  17.90    $  15.49      $ 13.02
                          --------------------------------------------------------------
 Income from investment
 operations:
 Net investment income..      0.20        0.21        0.23        0.24         0.26
 Net realized and
 unrealized
 gain on securities.....      1.61        4.08        5.07        4.19         3.37
                          --------------------------------------------------------------
 Total income from
 investment operations..      1.81        4.29        5.30        4.43         3.63
                          --------------------------------------------------------------
 Distributions from:
 Net investment income..     (0.18)      (0.22)      (0.23)      (0.24)       (0.25)
 Net realized gain
 on securities..........     (0.97)      (2.12)      (0.81)      (1.78)       (0.91)
                          --------------------------------------------------------------
 Total distributions....     (1.15)      (2.34)      (1.04)      (2.02)       (1.16)
                          --------------------------------------------------------------
Net asset value at end
of period...............  $  24.77    $  24.11    $  22.16    $  17.90      $ 15.49
                          --------------------------------------------------------------
TOTAL RETURN............      7.49%      20.05%      30.34%      30.48%       28.85%
                          --------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.55%       0.57%       0.54%       0.56%        0.56%
Ratio of net investment
income to
average net assets......      0.79%       0.93%       1.17%       1.53%        1.80%
Portfolio turnover
rate....................        40%         49%        120%        109%         117%
Number of shares
outstanding
at end of period
(000's).................    23,509      21,646      15,080       8,677        5,220
Net assets at end of
period (000's)..........  $582,403    $521,965    $334,167    $155,349      $80,887
                          --------------------------------------------------------------

 92                     FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date.


ASSET ALLOCATION FUND

                                          Fiscal Year Ended May 31,
                          --------------------------------------------------------
                            2000       1999        1998        1997        1996
                          --------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....  $  14.43    $  14.02    $  12.57    $  12.55    $  11.24
                          --------------------------------------------------------
 Income from investment
 operations:
 Net investment income..      0.44        0.40        0.41        0.77        0.44
 Net realized and
 unrealized
 gain on securities.....      0.51        1.26        2.24        1.44        1.53
                          --------------------------------------------------------
 Total income from
 investment operations..      0.95        1.66        2.65        2.21        1.97
                          --------------------------------------------------------
 Distributions from:
 Net investment income..     (0.44)      (0.40)      (0.41)      (0.78)      (0.44)
 Net realized gain
 on securities..........     (0.26)      (0.85)      (0.79)      (1.41)      (0.22)
                          --------------------------------------------------------
 Total distributions....     (0.70)      (1.25)      (1.20)      (2.19)      (0.66)
                          --------------------------------------------------------
Net asset value at end
of period...............  $  14.68    $  14.43    $  14.02    $  12.57    $  12.55
                          --------------------------------------------------------
TOTAL RETURN............      6.65%      12.23%      21.94%      15.89%     17.90%
                          --------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.55%       0.57%       0.54%       0.57%       0.57%
Ratio of net investment
income to
average net assets......      2.98%       2.81%       3.02%       3.26%       3.62%
Portfolio turnover
rate....................       162%        160%         24%        103%        119%
Number of shares
outstanding
at end of period
(000's).................    16,135      17,222      14,269      14,107      15,142
Net assets at end of
period (000's)..........  $236,804    $248,473    $200,099    $177,347    $190,024

CAPITAL CONSERVATION FUND

                                          Fiscal Year Ended May 31,
                          -------------------------------------------------------
                            2000       1999         1998        1997        1996
                          -------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....  $  9.39     $  9.68     $  9.31     $  9.23     $  9.52
                          -------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income..     0.62        0.60        0.61        0.62        0.62
 Net realized and
 unrealized
 gain (loss) on
 securities.............    (0.61)      (0.29)       0.37        0.08       (0.29)
                          -------------------------------------------------------
 Total income from
 investment operations..     0.01        0.31        0.98        0.70        0.33
                          -------------------------------------------------------
 Distributions from:
 Net investment income..    (0.62)      (0.60)      (0.61)      (0.62)      (0.62)
 Net realized gain
 on securities..........        -           -           -           -           -
                          -------------------------------------------------------
 Total distributions....    (0.62)      (0.60)      (0.61)      (0.62)      (0.62)
                          -------------------------------------------------------
Net asset value at end
of period...............  $  8.78     $  9.39     $  9.68     $  9.31     $  9.23
                          -------------------------------------------------------
TOTAL RETURN............     0.13%       3.25%      10.76%       7.75%       3.41%
                          -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......     0.55%       0.60%       0.54%       0.57%       0.57%
Ratio of net investment
income to
average net assets......     6.73%       6.24%       6.32%       6.59%       6.47%
Portfolio turnover
rate....................      144%         41%         14%         45%         80%
Number of shares
outstanding
at end of period
(000's).................    5,756       6,720       6,577       7,168       7,604
Net assets at end of
period (000's)..........  $50,525     $63,131     $63,654     $66,747     $70,212
                          -------------------------------------------------------

                        FINANCIAL HIGHLIGHTS - CONTINUED        93

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date.


GOVERNMENT SECURITIES FUND

                                       Fiscal Year Ended May 31,
                          ---------------------------------------------------------
                            2000       1999        1998        1997        1996
                          ---------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....     $9.90      $10.09       $9.67       $9.61       $9.89
                          ---------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income..      0.55        0.55        0.58        0.59        0.61
 Net realized and
 unrealized gain
 (loss) on securities...     (0.39)      (0.19)       0.42        0.06       (0.28)
                          ---------------------------------------------------------
 Total income from
 investment operations..      0.16        0.36        1.00        0.65        0.33
                          ---------------------------------------------------------
 Distributions from:
 Net investment income..     (0.55)      (0.55)      (0.58)      (0.59)      (0.61)
 Net realized gain
 on securities..........         -           -           -           -           -
                          ---------------------------------------------------------
 Total distributions....     (0.55)      (0.55)      (0.58)      (0.59)      (0.61)
                          ---------------------------------------------------------
Net asset value at end
of period...............     $9.51       $9.90      $10.09       $9.67       $9.61
                          ---------------------------------------------------------
TOTAL RETURN............      1.74%       3.58%      10.60%       6.94%       3.32%
                          ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses
to average net assets...      0.55%       0.59%       0.54%       0.56%       0.56%
Ratio of net investment
income to average net
assets..................      5.68%       5.46%       5.82%       6.11%       6.21%
Portfolio turnover
rate....................       132%         39%         24%         38%         36%
Number of shares
outstanding at end of
period (000's)..........    10,581      10,853       9,129       8,672       8,164
Net assets at end of
period (000's)..........  $100,648    $107,425     $92,120     $83,827     $78,423

INTERNATIONAL GOVERNMENT BOND FUND

                                          Fiscal Year Ended May 31,
                          -----------------------------------------------------------
                            2000        1999        1998        1997        1996
                          -----------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....    $11.62       $11.42      $11.33      $11.79      $12.72
                          -----------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income..      0.48         0.51        0.56        0.63        0.65
 Net realized and
 unrealized gain (loss)
 on securities..........     (0.98)        0.24       (0.26)      (0.49)      (0.89)
                          -----------------------------------------------------------
 Total income (loss)
 from investment
 operations.............     (0.50)        0.75        0.30        0.14       (0.24)
                          -----------------------------------------------------------
 Distributions from:
 Net investment income..     (0.23)       (0.48)      (0.20)      (0.58)      (0.68)
 Net realized gain
 on securities..........     (0.01)       (0.07)      (0.01)      (0.02)      (0.01)
                          -----------------------------------------------------------
 Total distributions....     (0.24)       (0.55)      (0.21)      (0.60)      (0.69)
                          -----------------------------------------------------------
Net asset value at end
of period...............    $10.88       $11.62      $11.42      $11.33      $11.79
                          -----------------------------------------------------------
TOTAL RETURN............     (4.43)%       6.40%       2.65%       1.13%      (1.91)%
                          -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.52%        0.57%       0.55%       0.56%       0.56%
Ratio of net investment
income to average net
assets..................      4.07%        4.27%       4.70%       5.13%       5.45%
Portfolio turnover
rate....................        15%          22%         17%          4%         11%
Number of shares
outstanding at end of
period (000's)..........    12,044       13,647      13,646      15,680      12,073
Net assets at end of
period (000's)..........  $130,978     $158,509    $155,783    $177,709    $142,383
-------------------------------------------------------------------------------------

 94                     FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date.


MONEY MARKET FUND

                                       Fiscal Year Ended May 31,
                          --------------------------------------------------------
                            2000       1999        1998        1997        1996
                          ---------------------------------------------------------
PER SHARE DATA
Net asset value at
beginning of period.....     $1.00       $1.00       $1.00       $1.00       $1.00
                          ---------------------------------------------------------
 Income from investment
 operations:
 Net investment income..      0.05        0.05        0.05        0.05        0.05
                          ---------------------------------------------------------
 Distributions from:
 Net investment income..     (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
                          ---------------------------------------------------------
Net asset value at end
of period...............     $1.00       $1.00       $1.00       $1.00       $1.00
                          ---------------------------------------------------------
TOTAL RETURN............      5.21%       4.84%       5.25%       5.02%       5.26%
                          ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
average net assets......      0.56%       0.57%       0.54%       0.57%       0.57%
Ratio of net investment
income to average net
assets..................      5.13%       4.66%       5.14%       4.95%       5.14%
Number of shares
outstanding at end of
period (000's)..........   484,934     347,394     190,975     128,125      83,618
Net assets at end of
period (000's)..........  $484,934    $347,394    $190,975    $128,125     $83,618
-----------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS         95

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
AMERICAN GENERAL SERIES PORTFOLIO COMPANY

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American General Series Portfolio Company (comprising, respectively, the Stock Index Fund, MidCap Index Fund, Small Cap Index Fund, International Equities Fund, Growth Fund, Growth & Income Fund, Science & Technology Fund, Social Awareness Fund, Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, and Money Market Fund) as of May 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the American General Series Portfolio Company at May 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 ERNST & YOUNG LLP

Houston, Texas
July 12, 2000

--------------------------------------------------------------------------------

 96                AMERICAN GENERAL SERIES PORTFOLIO COMPANY

BOARD OF DIRECTORS                     OFFICERS
Kent E. Barrett                        Alice T. Kane,
Judith L. Craven                        Chairman and President
Timothy J. Ebner                       Kent E. Barrett,
Gustavo E. Gonzales, Jr.                Executive Vice President
Norman Hackerman                       Peter V. Tuters,
Alice T. Kane                           Vice President and Senior Investment
John W. Lancaster                       Officer
Ben H. Love                            Teresa S. Moro,
John E. Maupin, Jr.                     Vice President and Investment Officer
F. Robert Paulsen                      Leon A. Olver,
                                        Vice President and Investment Officer
DISTRIBUTOR                            William Trimbur, Jr.,
American General Distributors, Inc.     Vice President and Investment Officer
2929 Allen Parkway                     Nori L. Gabert,
Houston, Texas 77019                    Vice President and Secretary
                                       Pauletta P. Cohn,
CUSTODIAN                               Vice President
State Street Bank and Trust Company    Charles H. Clines
225 Franklin Street                     Vice President and Tax Officer
Boston, Massachusetts 02110            Gregory R. Seward,
                                        Treasurer
INVESTMENT ADVISER                     Todd L. Spillane,
The Variable Annuity Life               Chief Compliance Officer
Insurance Company (VALIC)              Jaime M. Sepulveda,
2929 Allen Parkway                      Assistant Treasurer
Houston, Texas 77019                   Gregory R. Kingston,
                                        Controller
INVESTMENT SUB-ADVISERS                Kathryn A. Pearce,
T. Rowe Price Associates, Inc.          Assistant Controller
100 East Pratt Street                  Donald H. Guire
Baltimore, Maryland 21202               Assistant Controller
                                       Heriberto R. Valdez,
Wellington Management Company, LLP      Assistant Controller
75 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
Ernst & Young LLP
1221 McKinney
Houston, Texas 77010

SHAREHOLDER SERVICE AGENT
The Variable Annuity Life
Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019

TO INSURANCE PRODUCT OWNERS:
 This report contains detailed financial information to help you understand your variable insurance product's past performance and shows the performance for the funds that you invested in through your variable insurance contract. The performance does not reflect account charges under your insurance product. These charges would otherwise lower the performance information shown.

 This report is for the information of the shareholders and variable insurance product owners participating in the American General Series Portfolio Company. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

 If you would like further information about the material or products issued by VALIC, American General Annuity Insurance Company or American General Life Insurance Company, please contact your account representative.

 "Standard & Poor's(R)", "Standard & Poor's Mid Cap 400 Index" and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Stock Index Fund and MidCap Index Fund are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the funds. The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

 American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

-------------------------------------------------------------------------------

AMERICAN GENERAL SERIES PORTFOLIO COMPANY

P.O. Box 3206
Houston, Texas 77253-3206










AMERICAN
   GENERAL
   FINANCIAL GROUP


   American General Financial Group is the marketing name and service mark owned and used by American General Corporation and its subsidiaries.

   VA 4873 VER 05/00